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                                                                   Exhibit 10.64

                                                                  EXECUTION COPY

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                       DONALDSON, LUFKIN & JENRETTE, INC.

               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                           DLJ MORTGAGE CAPITAL, INC.

                           --------------------------

                                CREDIT AGREEMENT

                            Dated as of May 30, 1997

                           --------------------------

                             CHASE SECURITIES INC.,

                                   as Arranger

                            THE CHASE MANHATTAN BANK

                                       and

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION,
                              as Syndication Agents

                       THE FIRST NATIONAL BANK OF CHICAGO,
        as Documentation Agent, DLJSC Collateral Agent and Payment Agent

                              THE BANK OF NEW YORK,
        as Administrative Agent, DLJMC Collateral Agent and Payment Agent

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

                                TABLE OF CONTENTS

            This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only.

                                                                            Page
                                                                            ----

Section 1.     Definitions and Accounting Matters ..........................   2
      1.01   Certain Defined Terms .........................................   2
      1.02   Accounting Terms and Determinations ...........................  21
      1.03   Types of Loans ................................................  21

Section 2.    Commitments, Loans, Notes and Prepayments ....................  22
      2.01   Loans .........................................................  22
      2.02   Borrowings ....................................................  22
      2.03   Changes of Commitments ........................................  27
      2.04   Facility Fees .................................................  28
      2.05   Lending Offices ...............................................  28
      2.06   Several Obligations; Remedies independent;
               Defaulting Banks ............................................  28
      2.07   Evidence of Debt ..............................................  29
      2.08   Optional Prepayments and Conversions or
               Continuations of Loans ......................................  31
      2.09   Mandatory Prepayments .........................................  32
      2.10   Extension of Commitment Termination Date ......................  32

Section 3.    Payments of Principal and Interest ...........................  34
      3.01   Repayment of Principal of Loans ...............................  34
      3.02   Interest ......................................................  35

Section 4.    Payments; Pro Rata Treatment; Computations;
                 Etc. ......................................................  36
      4.01   Payments ......................................................  36
      4.02   Pro Rata Treatment ............................................  37
      4.03   Computations ..................................................  38
      4.04   Minimum Amounts ...............................................  38
      4.05   Certain Notices Relating to Committed Rate Loans ..............  38
      4.06   Non-Receipt of Funds by an Agent ..............................  39
      4.07   Sharing of Payments, Etc. .....................................  40

Section 5.     Yield Protection, Etc. ......................................  42
      5.01   Additional Costs ..............................................  42
      5.02   Limitation on Types of Loans ..................................  45
      5.03   Illegality ....................................................  45
      5.04   Treatment of Affected Loans ...................................  45
      5.05   Compensation ..................................................  46
      5.06   U.S. Taxes ....................................................  47
      5.07   Replacement Banks .............................................  49

Section 6.    Conditions Precedent .........................................  49
      6.01   Effective Date ................................................  49
      6.02   Initial and Subsequent Loans ..................................  51
      6.03   Disbursement of Loans .........................................  53


                                      (i)
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                                                                            Page
                                                                            ----

Section 7.    Representations and Warranties ...............................  54
      7.01   Representations of DLJ, DLJSC and DLJMC .......................  54
      7.02   Additional Representations of DLJ .............................  58
      7.03   Additional Representations of DLJSC ...........................  58

Section 8.    Covenants ....................................................  59
      8.01   Covenants of DLJ, DLJSC and DLJMC .............................  59
      8.02   Additional Covenants of DLJ ...................................  64
      8.03   Additional Covenants of DLJSC .................................  66
      8.04   Additional Covenants of DLJMC .................................  68

Section 9.    Events of Default ............................................  70
      9.01   DLJ Events of Default .........................................  70
      9.02   DLJSC Events of Default .......................................  74
      9.03   DLJMC Events of Default .......................................  77

Section 10.    The Agents ..................................................  79
      10.01   Appointment, Powers and Immunities ...........................  79
      10.02   Reliance by Agents ...........................................  80
      10.03   Defaults .....................................................  81
      10.04   Rights as a Bank .............................................  81
      10.05   Indemnification ..............................................  81
      10.06   Non-Reliance on Agents and Other Banks .......................  82
      10.07   Failure to Act ...............................................  82
      10.08   Resignation of an Agent ......................................  83
      10.09   Consents under Other Basic Documents .........................  83

Section 11.    Miscellaneous ...............................................  84
      11.01   Waiver .......................................................  84
      11.02   Notices ......................................................  84
      11.03   Expenses, Etc ................................................  84
      11.04   Amendments, Etc ..............................................  85
      11.05   Successors and Assigns .......................................  87
      11.06   Assignments and Participations ...............................  87
      11.07   Survival .....................................................  90
      11.08   Captions .....................................................  90
      11.09   Counterparts .................................................  90
      11.10   Governing Law; Jurisdiction; Consent to Service
              of Process ...................................................  90
      11.11   Waiver of Jury Trial .........................................  91
      11.12   Treatment of Certain Information;
                Confidentiality ............................................  91

ANNEX A - Additional Terms and Conditions for Loans to DLJ
ANNEX B - Additional Terms and Conditions for Loans to DLJSC
ANNEX C - Additional Terms and Conditions for Loans to DLJMC

SCHEDULE I   - Subsidiaries
SCHEDULE II  - Approved Junior Subordinated Debt
SCHEDULE III - Qualified Originators
SCHEDULE IV  - Qualified Servicers


                                      (ii)
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                                                                            Page
                                                                            ----

EXHIBIT A-1 - Form of Committed Rate Note
EXHIBIT A-2 - Form of Competitive Bid Note
EXHIBIT B-1 - Form of Request for Extension of
                Commitment Termination Date
EXHIBIT B-2 - Form of Consent to Extension of
                Commitment Termination Date
EXHIBIT C   - Form of Parent Guarantee
EXHIBIT D-1 - Form of Competitive Bid Request
EXHIBIT D-2 - Form of Competitive Bid
EXHIBIT D-3 - Form of Competitive Bid Confirmation
EXHIBIT E-1 - Mortgage Loan Take-Out Commitment
EXHIBIT E-2 - Securitization Take-Out Commitment
EXHIBIT F-1 - Form of BT Security Agreement
EXHIBIT F-2 - Form of LaSalle Security Agreement


                                     (iii)

            CREDIT AGREEMENT dated as of May 30, 1997, among: DONALDSON, LUFKIN & JENRETTE, INC., a corporation duly organized and validly existing under the laws of Delaware ("DLJ"); DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, a corporation duly organized and validly existing under the laws of Delaware ("DLJSC"); DLJ MORTGAGE CAPITAL, INC., a corporation duly organized and validly existing under the laws of Delaware ("DLJMC" and, together with DLJ and DLJSC, the "Borrowers"); each of the lenders that is a signatory hereto identified under the caption "BANKS" on the signature pages hereto or that, pursuant to
Section 11.06(b) hereof, shall become a "Bank" hereunder (individually, a "Bank" and, collectively, the "Banks") ; CHASE SECURITIES INC., as arranger for the Banks (in such capacity, together with its successors in such capacity, the "Arranger"); THE CHASE MANHATTAN BANK and DLJSC, as Syndication Agents for the Banks (each individually, in such capacity, together with its successors in such capacity, a "Syndication Agent"); THE BANK OF NEW YORK, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent") and as collateral agent for the Banks with respect to loans to DLJMC (in such capacity, together with its successors in such capacity, the "DLJMC Collateral Agent") and as Payment Agent with respect to loans made to either DLJ or DLJMC (in such capacity, together with its successors in such capacity, a "Payment Agent"); and THE FIRST NATIONAL BANK OF CHICAGO, as documentation agent for the Banks (in such capacity, together with its successors in such capacity, the "Documentation Agent") and as collateral agent for the Banks with respect to loans to DLJSC (in such capacity, together with its successors in such capacity, the "DLJSC Collateral Agent") and as Payment Agent with respect to loans made to DLJSC (in such capacity, together with its successors in such capacity, a "Payment Agent").

            The Borrowers have requested that the Banks make available to the Borrowers a 364-day revolving credit facility in an aggregate principal amount of $2,000,000,000, which from time to time may be drawn upon by DLJ in an aggregate principal amount not exceeding at any time $1,000,000,000, by DLJSC in an aggregate principal amount not exceeding at any time $2,000,000,000 and by DLJMC in an aggregate principal amount not exceeding at any time $400,000,000. Borrowings by DLJSC shall be secured by a pledge of certain debt and equity securities (including certain securities held in the Euroclear System (as defined herein)) pursuant to the DLJSC Security Agreement referred to herein, and borrowings by DLJMC shall be secured by a collateral assignment of certain eligible mortgages pursuant to the DLJMC Security Agreements referred to herein. In addition, DLJ will guarantee the payment in full of all DLJMC's obligations with respect to such revolving credit facility pursuant to the


                                Credit Agreement
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                                      -2-


Parent Guarantee referred to herein. DLJ may borrow on an unsecured basis.

            Accordingly, the parties hereto agree as follows:

            Section 1. Definitions and Accounting Matters.

            1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

            "Adjusted Net Capital" shall mean, as at the time of computation thereof, the amount that would at such time be set forth for DLJSC on line 8 (captioned "Net Capital before haircuts on securities position") of the schedule entitled "Computation of Net Capital" included in the form for a FOCUS Report minus 50% of the amount that would at such time be set forth for DLJSC on line 9 (captioned "Haircuts on Securities") of such schedule.

            "Affiliate" shall mean, with respect to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). Notwithstanding the foregoing, (a) no individual shall be an Affiliate of a Borrower solely by reason of his or her being a director, officer or employee of such Borrower or any of its Subsidiaries, (b) none of the Wholly-Owned Subsidiaries of a Borrower shall be Affiliates of such Borrower and (c) no issuer of a Corporate Development Asset shall be an Affiliate of any Borrower.

            "Agents" shall mean the Administrative Agent, the DLJSC Collateral Agent, the DLJMC Collateral Agent and the Payment Agents.

            "Aggregate Debit Items" shall mean, at any time, the aggregate debit items of DLJSC at such time as computed in accordance with the Formula for Determination of Reserve Requirements for Brokers and Dealers, Exhibit A to Rule 15c3-3.

            "Applicable Lending Office" shall mean, for each Bank and for each Type of Loan, the "Lending Office" of such Bank (or of an affiliate of such Bank) designated for such Type of Loan on


                                Credit Agreement
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                                      -3-


the signature pages hereof or such other office of such Bank (or of an affiliate of such Bank) as such Bank may from time to time specify to the applicable Payment Agent and the Company as the office by which its Loans of such Type are to be made and maintained.

            "Applicable Margin" shall mean, with respect to any Committed Rate Loan, the applicable margin per annum specified in the Borrower Annex applicable to the Borrower in respect of such Loan; provided that commencing on and including the Commitment Termination Date until the Final Maturity Date, the "Applicable Margin" shall equal the applicable margin per annum specified in the Borrower Annex applicable to such Borrower plus 1/4 of 1% per annum.

            "Approved Junior Subordinated Debt" shall mean the Subordinated Debt set forth in Schedule II hereto.

            "Bankers Trust" shall mean Bankers Trust Company, a New York banking corporation.

            "Bankruptcy Code" shall mean the Federal Bankruptcy Code of 1978 (11 U.S.C. ss.101 et seq.), as amended from time to time.

            "Basic Documents" shall mean, collectively, this Agreement, the Notes, the Parent Guarantee and the Security Documents.

            "BNY" shall mean The Bank of New York, a New York banking corporation.

            "Borrower" shall mean any of DLJ, DLJSC or DLJMC.

            "Borrower Annex" shall mean (a) as to DLJ, Annex A hereto; (b) as to DLJSC, Annex B hereto; and (c) as to DLJMC, Annex C hereto.

            "BT Collateral Custodian" shall mean the Person designated as the Collateral Custodian in the BT Security Agreement and shall include each successor and permitted assign of such Person; as of the date hereof, Bankers Trust is the BT Collateral Custodian.

            "BT Security Agreement" shall mean the Security, Custodial and Collateral Agency Agreement, substantially in the form of Exhibit F-1 hereto, among DLJMC, the BT Collateral Custodian and the DLJMC Collateral Agent, as the same shall be modified and supplemented and in effect from time to time.


                                Credit Agreement
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                                      -4-


            "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Chicago, Illinois or the NYSE are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

            "Capital Lease Obligations" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

            "CEA" shall mean the Commodity Exchange Act, as amended.

            "CFTC" shall mean the Commodity Futures Trading Commission, or any regulatory body that succeeds to the functions thereof.

            "Chase" shall mean The Chase Manhattan Bank, a New York banking corporation.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            "Collateral Custodians" shall be the collective reference to the BT Collateral Custodian and the LaSalle Collateral Custodian and "Collateral Custodian" shall mean either the BT Collateral Custodian or the LaSalle Collateral Custodian.

            "Collateralized Mortgage Obligations" shall have the meaning assigned to such term in the DLJSC Security Agreement.

            "Commission" shall mean the Securities and Exchange Commission, or any regulatory body that succeeds to the functions thereof.

            "Commitment" shall mean, as to each Bank and each Borrower, the obligation of such Bank to make Committed Rate Loans to such Borrower in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Bank with respect to such Borrower on the signature pages hereof under the caption "Commitment" (as the


                                Credit Agreement
same may be reduced from time to time pursuant to Section 2.03 hereof).

            "Commitment Percentage" shall mean as to any Bank with respect to any Committed Rate Loan to be made on a Business Day, the decimal equivalent of a fraction, the numerator of which is such Bank's Maximum Aggregate Commitment as of such Business Day, and the denominator of which is the aggregate Maximum Aggregate Commitments.

            "Commitment Termination Date" shall mean May 29, 1998 (or if such day is not a Business Day, the immediately preceding Business Day), as the same may be extended pursuant to Section 2.10 hereof.

            "Committed Eurodollar Loans" shall mean Committed Rate Loans that are Eurodollar Loans.

            "Committed Rate Loans" shall have the meaning assigned to such term in Section 2.01 hereof.

            "Committed Rate Notes" shall mean the promissory notes provided for by Section 2.07 hereof for Committed Rate Loans substantially in the form of Exhibit A-1 hereto and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

            "Competitive Bid" shall mean each bid by a Bank to make Competitive Bid Loans to a Borrower which shall contain the information in respect of such Competitive Bid Loan specified in Exhibit D-2 hereto.

            "Competitive Bid Bank" shall mean, at any time, a Bank that makes a Competitive Bid Loan hereunder.

            "Competitive Bid Confirmation" shall mean each confirmation by a Borrower of its acceptance of an offer by a Competitive Bid Bank to make a Competitive Bid Loan, which Competitive Bid Confirmation shall be substantially in the form of Exhibit D-3 hereto and shall be delivered by such Borrower to the Administrative Agent in accordance with Section 2.02(b) hereof.

            "Competitive Bid Eurodollar Loan" shall mean a Competitive Bid Loan that is a Eurodollar Loan.

            "Competitive Bid Loan" shall mean each loan made pursuant to Section 2.02(b) hereof.


                                Credit Agreement

            "Competitive Bid Notes" shall mean the promissory notes provided for by Section 2.07 hereof for Competitive Bid Loans substantially in the form of Exhibit A-2 hereto and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

            "Competitive Bid Rate" shall mean, with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.

            "Competitive Bid Request" shall mean each request by a Borrower for Banks to submit bids to make Competitive Bid Loans, which shall contain the information in respect of such requested Competitive Bid Loans specified in Exhibit D-1 hereto.

            "Consolidated Tangible Net Worth" shall mean, with respect to any Person, as of any date of determination, all amounts that would, in accordance with GAAP, be included under shareholders' equity on a consolidated balance sheet of such Person as at such date, plus any preferred stock plus any subordinated indebtedness resulting from conversion of any preferred stock, less all assets of such Person and its Subsidiaries (determined on a consolidated basis) at such date that would be classified as intangible assets in accordance with GAAP, including, without limitation, trade or service marks, franchises, trade names and goodwill.

            "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 2.08 hereof of a Committed Eurodollar Loan from one Interest Period to the next Interest Period.

            "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.08 hereof of one Type of Loans into another Type of Loans, which may be accompanied by the transfer by a Bank (at its sole discretion) of a Loan from one Applicable Lending Office to another.

            "Corporate Development Asset" shall mean any assets carried on DLJ's consolidated balance sheet under the heading "long-term corporate development investments," which assets

            (i) are equity and debt investments that may have no readily available market and/or may otherwise be restricted as to resale under the Securities Act of 1933, as amended from time to time,


                                Credit Agreement

            (ii) are reflected on such balance sheet at estimated fair value as determined by DLJ's Board of Directors in anticipation of eventual sale,

            (iii) were purchased for the purpose of long-term investment by DLJ or one of its Subsidiaries, and

            (iv) are not integral to the business or operations of any Borrower or its Subsidiaries.

            "Default" shall mean a DLJ Default, DLJMC Default or DLJSC Default.

            "DLJ Default" shall mean any event or circumstance which constitutes a DLJ Event of Default or which, solely with the giving of notice, the lapse of time, or both would (as provided in Section 9.01 hereof) (if not cured or otherwise remedied during such time) constitute a DLJ Event of Default.

            "DLJ Event of Default" shall have the meaning set forth in Section
9.01 hereof.

            "DLJ Mortgage Acceptance" shall mean DLJ Mortgage Acceptance Corp., a Delaware corporation.

            "DLJMC Borrowing Base" shall have the meaning assigned to such term in Annex C hereto.

            "DLJMC Collateral" shall have the meaning assigned to such term in the DLJMC Security Agreements.

            "DLJMC Default" shall mean any event or circumstance which constitutes a DLJMC Event of Default or which, solely with the giving of notice, the lapse of time, or both would (as provided in Section 9.03 hereof) (if not cured or otherwise remedied during such time) constitute a DLJMC Event of Default.

            "DLJMC Event of Default" shall have the meaning set forth in Section
9.03 hereof.

            "DLJMC Secured Obligations" shall mean the obligations described in clause (i) of the definition of "DLJMC Secured Obligations" as set forth in the DLJMC Security Agreements.

            "DLJMC Security Agreements" shall be a collective reference to the BT Security Agreement, the LaSalle Security Agreement, and the Tri-Party Custody Agreement.


                                Credit Agreement

            "DLJSC Borrowing Base" shall mean (as the case may be) the Customer Securities Borrowing Base or the Firm Securities Borrowing Base (as such terms are defined in the DLJSC Security Agreement).

            "DLJSC Borrowing Base Percentage" shall mean the "Borrowing Base Percentage" as defined in the DLJSC Security Agreement.

            "DLJSC Collateral" shall mean the "Collateral" as such term is defined in the DLJSC Security Agreement.

            "DLJSC Default" shall mean any event or circumstance which constitutes a DLJSC Event of Default or which, solely with the giving of notice or lapse of time or both would (as provided in Section 9.02 hereof) (if not cured or otherwise remedied during such time) constitute a DLJSC Event of Default.

            "DLJSC Event of Default" shall have the meaning set forth in Section
9.02 hereof.

            "DLJSC Secured Obligations" shall mean the obligations described in clauses (i), (iii) and (iv) of the definition of "Secured Obligations" in the DLJSC Security Agreement.

            "DLJSC Security Agreement" shall mean the Master Security Agreement among DLJSC, the DLJSC Collateral Agent and the "Lenders" from time to time party thereto, as the same shall be modified and supplemented and in effect from time to time.

            "DLJSC Tri-Party Agreement" shall mean the Tri-Party Agreement, dated as of the date hereof, among DLJSC, the DLJSC Collateral Agent and Chase, as custodian, as the same shall be modified and supplemented and in effect from time to time.

            "Dollars" and "$" shall mean lawful money of the United States of America.

            "DSRO" shall mean the self-regulatory organization designated as the designated self-regulatory organization of DLJSC pursuant to a plan filed with the CFTC pursuant to Regulation 1.52 under the CEA.

            "Effective Date" shall mean the date upon which all conditions precedent set forth in Section 6.01 hereof are satisfied or waived by all Banks.

            "Equitable" shall mean The Equitable Companies Incorporated, a Delaware corporation.


                                Credit Agreement

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which a Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which a Borrower is a member.

            "Euroclear Agreements" shall have the meaning assigned to such term in the DLJSC Security Agreement.

            "Euroclear Bank" shall mean Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

            "Euroclear Securities" shall have the meaning assigned to such term in the DLJSC Security Agreement.

            "Euroclear System" shall mean the clearance system for internationally traded securities operated under contract by the Euroclear Bank.

            "Eurodollar Base Rate" shall mean, with respect to any Eurodollar Loan for any Interest Period, the rate appearing on Reuters Screen LIBO Page (or on any successor or substitute page thereof, or any successor to or substitute for Reuters Screen, providing rate quotations comparable to those currently provided on such LIBO Page, as determined by the applicable Payment Agent (or in the case of Competitive Bid Loans, the Administrative Agent) from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for Dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "Eurodollar Base Rate" with respect to such Eurodollar Loan for such Interest Period shall be the average (rounded upwards if necessary to the nearest 1/16th of 1%), as determined by such Payment Agent, of the rates at which Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of such Eurodollar Loan are offered by the principal London offices of the Reference Banks in immediately available funds in the London interbank market at


                                Credit Agreement
approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

            "Eurodollar Loans" shall mean any Loans that bear interest at rates based on rates referred to in the definition of "Eurodollar Base Rate" in this
Section 1.01.

            "Eurodollar Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the applicable Payment Agent to be equal to the Eurodollar Base Rate for such Loan for such Interest Period divided by 1 minus the Reserve Requirement (if any) for such Loan for such Interest Period.

            "Event of Default" shall mean a DLJ Event of Default, a DLJSC Event of Default, or a DLJMC Event of Default.

            "Examining Authority" shall mean the organization designated by the Commission as the Examining Authority for DLJSC as provided in paragraph (c)(12) of Rule 15c3-1.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            "Executive Officer" shall mean, with respect to any Borrower, the chief executive officer of such Borrower, the chief financial officer of such Borrower, the treasurer, the general counsel and the controller of such Borrower and, with respect to DLJSC, the chairman of the financial services group, the chairman of the banking group and the chairman of the capital markets group.

            "Existing Agreements" shall be a collective reference to (i) the Credit Agreement dated as of June 12, 1996 among DLJ; the several financial institutions party thereto; Bank of America National Trust and Savings Association, as Documentation Agent; Banque Nationale de Paris - New York Branch, as Administrative Agent, and BA Securities, Inc. and Banque Nationale de Paris - New York Branch, as Co-Arrangers; (ii) the Amended and Restated Credit Agreement dated as of December 7, 1995 among DLJSC; the several financial institutions party thereto; Chase as Administrative Agent and First Chicago as Collateral Agent, as amended; and (iii) the Credit Agreement dated as of June 6, 1995 among DLJMC; DLJ; the several financial institutions party thereto; NationsBank of Texas, N.A., Wells Fargo Bank, N.A. and Credit Lyonnais New York Branch as Managing Agents, NationsBank of Texas, N.A., as Documentation Agent, Wells Fargo Bank, N.A.,


                                Credit Agreement
as Syndication Agent, and Credit Lyonnais New York Branch, as Administrative Agent, as amended.

            "Federal Funds Effective Rate" shall mean, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

            "Federal Funds Rate" shall mean, for any borrowing of Federal Funds Rate Loans or Conversion into Federal Funds Rate Loans, the average of the respective rates notified to the Administrative Agent by each Reference Bank as the rates at which such Reference Bank is offered overnight Federal funds at or about the rate setting time for such borrowing or Conversion (as the case may be) by three Federal Funds brokers selected by each such Reference Bank. The "rate setting time" with respect to any such borrowing or Conversion (as the case may be) shall be at 10:00 a.m., 11:00 a.m., 12:00 noon, 1:00 p.m., 2:00
p.m. or 3:00 p.m., New York City time, on the date such borrowing or Conversion (as the case may be) is to be made and not less than one hour after the Administrative Agent has received notice of such borrowing or Conversion (as the case may be) pursuant to Section 4.05 hereof, as such rate setting time is selected by a Borrower in the relevant notice of borrowing or Conversion (as the case may be) and acceptable to the Administrative Agent. From and after the date of such borrowing or Conversion, for so long as such Federal Funds Rate Loans remain outstanding, the "Federal Funds Rate" shall be reset on a daily basis in accordance with the above procedures at the "rate setting time" specified in the notice of such borrowing or Conversion (as the case may be) or at such other "rate setting time" notified to the Administrative Agent by the Borrower at least one hour in advance of the earlier of the "rate setting time" then in effect and such new "rate setting time" and otherwise acceptable to the Administrative Agent.

            "Federal Funds Rate Loans" shall mean Loans that bear interest at rates based upon the Federal Funds Rate.

            "Final Maturity Date" shall mean the date occurring one year after the Commitment Termination Date, provided that if such


                                Credit Agreement
day is not a Business Day the Final Maturity Date shall be the immediately preceding Business Day.

            "First Chicago" shall mean The First National Bank of Chicago, a national banking association.

            "Fixed Rate" shall mean, with respect to any Competitive Bid Loan (other than a Competitive Bid Loan that is a Eurodollar Loan), the fixed rate of interest per annum specified by the Bank making such Competitive Bid Loan in its related Competitive Bid.

            "Fixed Rate Loan" shall mean a Competitive Bid Loan bearing interest at a Fixed Rate.

            "FOCUS Report" shall mean the Financial and Operational Combined Uniform Single Report required to be filed by DLJSC on a monthly or quarterly basis, as the case may be, with the Commission or the NYSE, or, if DLJSC is registered as a futures commission merchant, with the CFTC, the DSRO or the NFA, or any report that is required in lieu of such report.

            "GAAP" shall mean generally accepted accounting principles as in effect from time to time.

            "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including, without limitation, the Commission or CFTC) and any court or arbitrator having jurisdiction over any of the Borrowers or any of their respective Subsidiaries or any of their respective Properties.

            "Guarantee" shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise), provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as


                                Credit Agreement
determined by such Person in good faith. The terms "Guarantee" and "Guaranteed" used as verbs shall have correlative meanings.

            "Indebtedness" shall mean, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person) ; (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of or upon the application of such Person; (e) Capital Lease Obligations of such Person; (f) Indebtedness of others Guaranteed by such Person; and (g) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person.

            "Interest Period" shall mean, (a) with respect to any Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Federal Funds Rate Loan or the last day of the next preceding Interest Period for such Loan and ending on the date seven days, one month, two months or three months thereafter, as the applicable Borrower may select as provided in Section 4.05 hereof, except that, in the case of any Interest Period for any Eurodollar Loan of one, two or three months, each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month and (b) with respect to any Fixed Rate Loan, the period (which shall not be less than 7 days or more than 90 days) commencing on the date such Fixed Rate Loan is to be made and ending on the date specified in the applicable Competitive Bid Request. Notwithstanding the foregoing: (i) no Interest Period may end after the Final Maturity Date; (ii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, with respect to Eurodollar Loans, except in the case of a seven-day Interest Period, if such next succeeding Business Day falls in the next succeeding calendar


                                Credit Agreement
month, on the next preceding Business Day); and (iii) notwithstanding clause (i) above, no Interest Period for any Eurodollar Loan shall have a duration of less than seven days and, if the Interest Period for any Eurodollar Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

            "LaSalle" shall mean LaSalle National Bank, a national banking corporation.

            "LaSalle Collateral Custodian" shall mean the Person designated as the Collateral Custodian in the LaSalle Security Agreement and shall include each successor and permitted assign of such Person; as of the date hereof, LaSalle is the LaSalle Collateral Custodian.

            "LaSalle Security Agreement" shall mean the Security, Custodial and Collateral Agency Agreement, substantially in the form of Exhibit F-2 hereto, among DLJMC, the LaSalle Collateral Custodian and the DLJMC Collateral Agent, as the same shall be modified and supplemented and in effect from time to time.

            "Lien" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement and the other Basic Documents, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

            "Loans" shall be the collective reference to Committed Rate Loans and Competitive Bid Loans.

            "Majority Banks" shall mean, at any time, subject to the penultimate paragraph of Section 11.04 hereof, Banks having more than 50% of the aggregate amount of the unused Commitments plus the Committed Rate Loans outstanding at such time, provided that, for purposes of declaring the Loans to be due and payable pursuant to Section 9 hereof, and for all purposes after the Loans become due and payable pursuant to Section 9 hereof or the Commitments expire or terminate, the outstanding Competitive Bid Loans of the Banks shall be added to the Committed Rate Loans in determining the Majority Banks.

            "Margin" shall mean, with respect to any Competitive Bid Loan bearing interest at a rate based on the Eurodollar Base Rate, the marginal rate of interest, if any, to be added to or


                                Credit Agreement
subtracted from the Eurodollar Base Rate to determine the rate of interest applicable to such Loan, as specified by the Bank making such Competitive Bid Loan in its related Competitive Bid.

            "Margin Stock" shall mean "margin stock" within the meaning of Regulations U and X.

            "Material Adverse Effect" shall mean, with respect to any Borrower, a material adverse effect on (a) the Property, business, operations or financial condition of such Borrower and its Subsidiaries taken as a whole, (b) the ability of such Borrower to perform its obligations under any of the Basic Documents, (c) the validity or enforceability of any of the Basic Documents, (d) the rights and remedies of the Banks and the Agents under any of the Basic Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith.

            "Material Subsidiary" shall mean, with respect to any Borrower, each Subsidiary of such Borrower that, as at any time, (a) contributed more than 10% of such Borrower's net income during the period of four full consecutive fiscal quarters immediately preceding such time, (b) has at such time tangible net worth equal to more than 10% of the Consolidated Tangible Net Worth of such Borrower at any time, (c) has at such time consolidated liabilities equal to more than 10% of the consolidated liabilities of such Borrower and its Subsidiaries or (d) has at such time consolidated assets with a book value of more than 10% of the book value of the consolidated assets of such Borrower and its Subsidiaries.

            "Maximum Aggregate Commitment" shall mean, as to each Bank, the obligation of such Bank to make Committed Rate Loans to all Borrowers in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Bank on the signature pages hereof under the caption "Maximum Aggregate Commitment" (as the same may be reduced from time to time pursuant to Section 2.03 hereof).

            "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by any Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA.

            "NASD" shall mean the National Association of Securities Dealers, Inc., or any other self-regulatory organization that succeeds to the functions thereof.


                                Credit Agreement

            "Net Capital" shall mean "net capital" computed in accordance with Rule 15c3-1.

            "Net Income" shall mean, with respect to any Person, for any period, consolidated net income of such Person and its Subsidiaries determined in accordance with GAAP.

            "NFA" shall mean the National Futures Association or any other registered futures association that succeeds to the functions of the National Futures Association.

            "Notes" shall be a collective reference to the Committed Rate Notes and the Competitive Bid Notes.

            "NYSE" shall mean the New York Stock Exchange, Inc.

            "Parent Guarantee" shall mean the Guarantee, dated as of the date hereof, made by DLJ in favor of the guaranteed parties identified therein, substantially in the form of Exhibit C hereto, as the same shall be modified and supplemented and in effect from time to time.

            "Payment Agent" shall mean, with respect to DLJ, BNY, with respect to DLJSC, the DLJSC Collateral Agent and, with respect to DLJMC, the DLJMC Collateral Agent.

            "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

            "Person" shall mean any individual, corporation, company, limited liability company, voluntary association, partnership, joint venture, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

            "Plan" shall mean an employee benefit or other plan established or maintained by a Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

            "Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount under this Agreement, any Note or any other Basic Document that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% per annum plus the Federal Funds Rate as in effect from time to time plus the


                                Credit Agreement

Applicable Margin (provided that, if the amount so in default is principal of a Eurodollar Loan and the due date thereof is a day other than the last day of the then current Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the period from and including such due date to but excluding the last day of such Interest Period, 2% per annum plus the interest rate for such Loan as provided in Section 3.02(b) hereof and, thereafter, the rate provided for above in this definition).

            "Principal Office" shall mean with respect to First Chicago, its principal office, which is located on the date hereof at One First National Plaza, Chicago, Illinois, and, with respect to BNY, its principal office, which is located on the date hereof at One Wall Street, New York, New York.

            "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

            "Qualified Originator" shall mean the Persons listed on Schedule III hereto and such other originators of mortgage loans from which DLJ purchases Mortgage Loans as shall be acceptable to the DLJMC Collateral Agent.

            "Qualified Servicer" shall mean the Persons listed on Schedule IV hereto and such other Persons providing loan management and administrative services with respect to the Mortgage Loans as shall be acceptable to the DLJMC Collateral Agent.

            "Quarterly Dates" shall mean March 31, June 30, September 30 and December 31 of each year, commencing June 30, 1997.

            "Rate Swap Agreement" shall mean any rate swap agreement, basis swap, forward rate agreement, commodity swap, index swap, interest rate option, forward foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option and any other similar agreement (including any option to enter into the foregoing).

            "Reference Banks" shall mean BNY, Chase and First Chicago (or their respective Applicable Lending Offices, as the case may be).

            "Regulations A, D, G, T, U and X" shall mean, respectively, Regulations A, D, G, T, U and X of the Board of Governors of the Federal Reserve System (or any successor) , as


                                Credit Agreement
the same may be modified and supplemented and in effect from time to time.

            "Regulatory Change" shall mean, with respect to any Bank, any change after the date of this Agreement in Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks (other than those applying solely to banks formally determined by the applicable regulator to be in a financially troubled condition) including such Bank of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

            "Reserve Requirement" shall mean, for any Interest Period for any Committed Eurodollar Loan, the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D) . Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (i) any category of liabilities that includes deposits by reference to which the Eurodollar Base Rate is to be determined as provided in the definition of "Eurodollar Base Rate" in this Section 1.01 or (ii) any category of extensions of credit or other assets that includes Committed Eurodollar Loans.

            "Rule 15c3-1" shall mean Rule 15c3-1 of the General Rules and Regulations as promulgated by the Commission under the Exchange Act (17 CFR 240.15c3-1), as such Rule may be amended from time to time, or any rule or regulation of the Commission which replaces Rule 15c3-1.

            "Rule 15c3-3" shall mean Rule 15c3-3 of the General Rules and Regulations as promulgated by the Commission under the Exchange Act (17 CFR 240.15c3-3), as such Rule may be amended from time to time, or any rule or regulation of the Commission which replaces Rule 15c3-3.

            "Secured Demand Note" shall mean a Secured Demand Note and the related Secured Demand Note Collateral Agreement provided for, if executed prior to September 1, 1975, by Rule 325 of the


                                Credit Agreement

Rules of the Board of Directors of the NYSE then in effect, or, if executed on or after September 1, 1975, by Appendix D to Rule 15c3-1.

            "Securitization Take-Out Commitment" shall mean the Securitization Take-Out Commitment of DLJSC, in the form of Exhibit E-2 hereto, as the same shall be modified and supplemented in accordance with the terms thereof and in effect from time to time.

            "Security Documents" shall mean, collectively, the DLJSC Security Agreement, the DLJSC Tri-Party Agreement, the Euroclear Agreements, the DLJMC Security Agreements and all Uniform Commercial Code financing statements required by this Agreement, the DLJSC Security Agreement or any of the DLJMC Security Agreements to be filed with respect to the security interests created pursuant to the DLJSC Security Agreement and DLJMC Security Agreements.

            "Self-Regulatory Organization" shall have the meaning assigned to such term in Section 3(a)(26) of the Exchange Act.

            "Senior Subordinated Revolving Credit Agreement" shall mean the Senior Subordinated Revolving Credit Agreement, dated as of May 28, 1993, among DLJSC, various lenders party thereto, BNY, as Documentation Agent, and Chase, as Administration Agent, as amended.

            "SIPA" shall mean the Securities Investor Protection Act of 1970, as amended.

            "SIPC" shall mean the Securities Investor Protection Corporation established pursuant to SIPA or any other corporation that succeeds to the functions of SIPC.

            "Specified Transaction" shall mean (i) a commodity contract (as defined in Section 761 of the Bankruptcy Code), (ii) a forward contract or securities contract (as defined in Section 741 of the Bankruptcy Code) or (iii) a repurchase agreement (as defined in Section 101 of the Bankruptcy Code, but whether or not the assets that are the subject of such agreement are of the type described in, and whether or not the tenor of such agreement falls within the tenor contemplated by, such definition of "repurchase agreement").

            "Subordinated Debt" shall mean, with respect to DLJSC, any Indebtedness of DLJSC for borrowed money subordinated to claims against DLJSC
(i) as to any such Indebtedness incurred prior to September 1, 1975, containing substantially the


                                Credit Agreement
provisions specified in Rule 325 of the Rules of the Board of Directors of the NYSE as then in effect, or (ii) as to any such Indebtedness incurred on or after September 1, 1975, on terms constituting a satisfactory subordination agreement for purposes of Rule 15c3-1 and, if applicable, Section 1.17 of the regulations under the CEA, which in any case constitutes a portion of DLJSC's Net Capital and, with respect to DLJ and DLJMC, any of its Indebtedness for borrowed money that is in any manner subordinated in right of payment to any other Indebtedness for borrowed money of DLJ or DLJMC (as the case may be). For purposes of this Agreement, a Secured Demand Note accepted by DLJSC and any subordinated debenture issued pursuant thereto shall be deemed to constitute Subordinated Debt of DLJSC in an amount equal to the principal amount of such Secured Demand Note and any subordinated debenture issued pursuant thereto and shall not be deemed to include collateral pledged in excess of the principal amount of such Secured Demand Note.

            "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. Notwithstanding the foregoing, no issuer of a Corporate Development Asset shall be a Subsidiary of any Borrower.

            "Take-Out Commitments" shall mean the Mortgage Loan Take-Out Commitment and the Securitization Take-Out Commitment.

            "Third-Party Custodian" shall have the meaning ascribed thereto in the DLJMC Security Agreements.

            "Third-Party Pledged Mortgage Loan" shall have the meaning ascribed thereto in the DLJMC Security Agreements.

            "Tri-Party Custody Agreement" shall mean the Tri-Party Custody Agreement, dated as of the date hereof, among DLJMC, the DLJMC Collateral Agent, and Chase, as custodian thereunder, as the same shall be modified and supplemented and in effect from time to time.


                                Credit Agreement

            "Trust Receipt" shall have the meaning ascribed thereto in the DLJMC Security Agreements.

            "Type" shall have the meaning assigned to such term in Section 1.03 hereof.

            "Unencumbered Assets" shall mean, at any time, assets consisting of cash, cash equivalents, marketable securities and marketable whole loans and par loans of DLJ and its Subsidiaries, which assets are not subject to any Liens.

            "Wholly-Owned Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are directly or indirectly owned or controlled by such Person or one or more Wholly-Owned Subsidiaries of such Person or by such Person and one or more Wholly-Owned Subsidiaries of such Person.

            1.02 Accounting Terms and Determinations.

            (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Banks hereunder shall be prepared, in accordance with GAAP.

            (b) Each Borrower shall deliver to the Banks at the same time as the delivery of any annual financial statement under Section 8.02(d), 8.03(c) or 8.04(d) (as the case may be) hereof (i) a description in reasonable detail of any material variation between the application of GAAP employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual financial statements and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

            (c) To enable the ready and consistent determination of compliance with the covenants set forth in Section 8 hereof, no Borrower will change the last day of its fiscal year from December 31, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

            1.03 Types of Loans. Committed Rate Loans are distinguished by "Type". The "Type" of a Committed Rate Loan refers to whether such Loan is a Federal Funds Rate Loan or a Eurodollar Loan, each of which constitutes a Type.


                                Credit Agreement

            Section 2. Commitments, Loans, Notes and Prepayments.

            2.01 Loans. Each Bank severally agrees, on the terms and conditions of this Agreement (including, without limitation, the terms and conditions set forth in Section 6 hereof and in the Borrower Annexes), to make revolving credit loans (individually, a "Committed Rate Loan" and collectively, the "Committed Rate Loans") to each of the Borrowers in Dollars during the period from and including the date hereof to and including the Commitment Termination Date in an aggregate principal amount that will not result in (a) the aggregate principal amount of such Bank's Committed Rate Loans to such Borrower exceeding such Bank's Commitment with respect to such Borrower, (b) the aggregate principal amount of all Committed Rate Loans of such Bank exceeding such Bank's Maximum Aggregate Commitment, (c) the aggregate principal amount of all Loans to such Borrower exceeding the maximum loan amount set forth on such Borrower' s Borrower Annex, or (d) the aggregate principal amount of all Loans to all Borrowers exceeding the total Maximum Aggregate Commitments. Each Committed Rate Loan made by a Bank on any Business Day shall be in the amount of its Commitment Percentage of the aggregate amount of Committed Rate Loans to be made by the Banks on such Business Day. Subject to the terms and conditions of this Agreement, during such period each Borrower may borrow, repay and reborrow the amount of the Commitments with respect to such Borrower by means of Federal Funds Rate Loans and Eurodollar Loans and during such period and thereafter each Borrower may Convert Committed Rate Loans of one Type into Committed Rate Loans of another Type (as provided in Section 2.08 hereof) or Continue Committed Rate Loans of one Type as Committed Rate Loans of the same Type (as provided in Section 2.08 hereof). During such period, the Borrowers may also request that the Banks make Competitive Bid Loans in accordance with Section 2.02(b) hereof.

            2.02 Borrowings.

            (a) Committed Rate Loans. Each borrowing of Committed Rate Loans by a Borrower shall be in an aggregate amount that is an integral multiple of $5,000,000 and not less than $25,000,000. Each Borrower shall give the Administrative Agent and the applicable Payment Agent notice of each borrowing by it of Committed Rate Loans hereunder as provided in Section 4.05 hereof. Promptly upon receipt of such notice, the Administrative Agent shall give notice thereof to each Bank. Not later than 3:00 p.m. New York City time (or, in the case of any borrowing of Federal Funds Rate Loans, 5:00 p.m. New York City time) on the date specified for such borrowing hereunder, each Bank shall make available the amount of the Committed Rate Loan or Loans to be made by it on such date to the Payment Agent for such Borrower


                                Credit Agreement
for disbursement in accordance with Section 2.02(c) hereof. The applicable Payment Agent shall confirm for the Administrative Agent that a requested borrowing has occurred.

            (b) Competitive Bid Loans. (i) Subject to the terms and conditions set forth herein, from time to time any Borrower may request Competitive Bid Loans and may (but shall not have any obligation to) accept Competitive Bid Loans and borrow Competitive Bid Loans; provided that (x) the sum of the aggregate principal amount of total Committed Rate Loans plus the aggregate principal amount of Competitive Bid Loans outstanding to such Borrower shall not exceed at any time the maximum loan amount set forth on such Borrower's Borrower Annex, (y) the sum of the aggregate principal amount of Committed Rate Loans plus the aggregate principal amount of Competitive Bid Loans outstanding to all Borrowers at all times shall not exceed the total Maximum Aggregate Commitments and (z) no Competitive Bid Loan shall mature after the Commitment Termination Date. To request Competitive Bids, a Borrower shall notify the Administrative Agent (with a copy to the applicable Payment Agent) of such request by telephone, in the case of a borrowing of Eurodollar Loans, not later than 11:00 a.m., New York City time, four Business Days before the date of the proposed Competitive Bid Loan and, in the case of a borrowing of Fixed Rate Loans, not later than 10:00 a.m., New York City time, one Business Day before the date of the proposed Competitive Bid Loans; provided that the Borrowers may submit up to (but not more than) two Competitive Bid Requests (in the aggregate) on the same day, but a Competitive Bid Request shall not be made within five Business Days after the date of any previous Competitive Bid Request of any Borrower unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Competitive Bid Request in the form of Exhibit D-1 hereto and signed by the Borrower making such request. Each such telephonic and written Competitive Bid Request shall specify the following information in addition to the identity of the Borrower submitting such Competitive Bid Request:

            (A) the aggregate amount of the requested borrowing;

            (B) the date of such borrowing, which shall be a Business Day;

            (C) whether such borrowing shall consist of Eurodollar Loans or Fixed Rate Loans; and


                                Credit Agreement

            (D) the Interest Period to be applicable to such borrowing, which shall be a period contemplated by the definition of the term "Interest Period", and the last day thereof.

            Promptly following receipt of a Competitive Bid Request in accordance with this Section 2.02, the Administrative Agent shall notify the Banks of the details thereof by telecopy, inviting the Banks to submit Competitive Bids.

            (ii) Each Bank may (but shall not have any obligation to) make one or more Competitive Bids to a Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Bank must be in the form of Exhibit D-2 hereto and must be received by the Administrative Agent by telecopy, in the case of a Eurodollar Loan, not later than 9:30 a.m., New York City time, three Business Days before the proposed date of such Loan, and in the case of a Fixed Rate Loan, not later than 9:30 a.m., New York City time, on the proposed date of such Loan. Competitive Bids that do not conform substantially to Exhibit D-2 hereto may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Bank as promptly as practicable. Each Competitive Bid shall be in the form of Exhibit D-2 hereto and shall specify (x) the principal amount (which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000 and which may equal the entire principal amount of the borrowing of Competitive Bid Loans requested by the applicable Borrower) of the Competitive Bid Loan or Loans that such Bank is willing to make, (y) the Competitive Bid Rate or Rates at which such Bank is prepared to make such Competitive Bid Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (z) the Interest Period applicable to each such Competitive Bid Loan and the last day thereof.

            (iii) The Administrative Agent shall promptly notify such Borrower by telecopy of the interest rate and the principal amount specified in each Competitive Bid and the identity of the Bank that shall have made such Competitive Bid.

            (iv) Subject only to the provisions of this paragraph, a Borrower may accept or reject any Competitive Bid. Such Borrower shall notify the Administrative Agent (with a copy to the applicable Payment Agent) by telephone, and confirm by a Competitive Bid Confirmation sent by telecopy, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a borrowing of Eurodollar Loans, not later than 10:30 a.m., New York City time, three Business Days before the proposed date of such Loan, and in the case of a borrowing of


                                Credit Agreement

Fixed Rate Loans, not later than 10:30 a.m., New York City time, on the proposed date of such Loans; provided that (A) the failure of the Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (B) such Borrower shall not accept a Competitive Bid made at a particular interest rate if such Borrower rejects a Competitive Bid made at a lower interest rate, (C) the aggregate amount of the Competitive Bids accepted by such Borrower shall not exceed the aggregate amount of the requested borrowing of Competitive Bid Loans specified in the related Competitive Bid Request, (D) to the extent necessary to comply with clause (C) above, such Borrower may accept Competitive Bids at the same interest rate in part, which acceptance, in the case of multiple Competitive Bids at such interest rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (E) except pursuant to clause
(D) above, no Competitive Bid shall be accepted for a Competitive Bid Loan unless such Competitive Bid Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided further that if a Competitive Bid Loan must be in an amount less than $5,000,000 because of the provisions of clause (D) above, such Competitive Bid Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular interest rate pursuant to clause (D) above the amounts shall be rounded to integral multiples of $1,000,000 in a manner determined by such Borrower. A notice given by a Borrower pursuant to this paragraph shall be irrevocable.

            (v) The Administrative Agent shall promptly notify each bidding Bank by telecopy whether or not its Competitive Bid(s) have been accepted (and, if so, the amount and interest rate(s) so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Bid Loan(s) in respect of which its Competitive Bid(s) have been accepted.

            (vi) If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Bank, it shall submit such Competitive Bid directly to the Borrower requesting such Competitive Bid at least one quarter of an hour earlier than the time by which the other Banks are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (ii) of this
Section 2.02(b).

            (c) Disbursement of Loan Proceeds. Each Bank shall make the amount of Loans to be made by it in accordance with Section 2.02(a) or (b) hereof available to the applicable Payment Agent as follows:


                                Credit Agreement

            (i) The proceeds of Loans to DLJ shall be deposited at the account of DLJ held with the Payment Agent for DLJ at the Principal Office of BNY as specified in Annex A hereto. The amount so received by such Payment Agent shall, subject to the terms and conditions of this Agreement, be made available to DLJ by depositing the same, in immediately available funds, in the account maintained by DLJ as designated in the Borrower Annex for DLJ. The Payment Agent for DLJ shall notify the Administrative Agent of each disbursement of Loan proceeds hereunder.

            (ii) The proceeds of Loans to DLJSC shall be deposited at an account maintained with the Payment Agent for DLJSC at the Principal Office of First Chicago as specified in Annex B hereto. Such Payment Agent shall transfer such proceeds to the Disbursement Account (as defined in the DLJSC Security Agreement) and the DLJSC Collateral Agent shall hold such proceeds therein until such time as (x) the DLJSC Collateral Agent has verified that the applicable DLJSC Borrowing Base in effect at the time of such notice is not less than the aggregate amount of the DLJSC Secured Obligations (after giving effect to such borrowing) that are Firm Extensions of Credit or Customer Extensions of Credit (as such terms are defined in the DLJSC Security Agreement), as the case may be, and (y) if such DLJSC Borrowing Base includes either Collateralized Mortgage Obligations or Euroclear Securities, the DLJSC Collateral Agent has received from Chase a confirmation of the transfer of such Collateralized Mortgage Obligations, and from the Euroclear Bank a confirmation of the transfer of such Euroclear Securities. To the extent that such DLJSC Secured Obligations would not exceed the applicable DLJSC Borrowing Base and the DLJSC Collateral Agent has received the confirmations of transfer with respect to any Collateralized Mortgage Obligations and Euroclear Securities included in such DLJSC Borrowing Base, the DLJSC Collateral Agent shall, subject to the terms and conditions of this Agreement, make the proceeds of such Loans available to DLJSC (x) by depositing the same, in immediately available funds, in an account of DLJSC maintained with First Chicago at its Principal Office and designated by DLJSC in its Borrower Annex or (y) in the case of any transfer of Euroclear Securities, to the extent any amounts have theretofore been advanced by the Euroclear Bank or the DLJSC Collateral Agent to DLJSC against the pledge by DLJSC of Euroclear Securities, by repaying such amounts to the Euroclear Bank or the DLJSC Collateral Agent, as the case may be. To the extent that such DLJSC Secured Obligations would exceed the applicable DLJSC Borrowing Base and the proceeds of such Loans are returned to the Banks in accordance with the DLJSC


                                Credit Agreement

      Security Agreement, DLJSC shall pay to the Banks all accrued interest on and breakage fees with respect to such returned amount. The DLJSC Collateral Agent shall give the Administrative Agent notice of each disbursement of Loan proceeds hereunder.

            (iii) The proceeds of Loans to DLJMC shall be deposited at an account maintained with the Payment Agent for DLJMC at the Principal Office of BNY as specified in Annex C hereto. Such Payment Agent shall transfer such proceeds to the Disbursement Account (as defined in Annex C hereto) and the DLJMC Collateral Agent shall hold such proceeds therein until such time as the DLJMC Collateral Agent has in accordance with the "Borrowing Procedures" set forth in Annex C hereto (x) verified that the DLJMC Borrowing Base in effect at the time of such notice is not less than the aggregate amount of the DLJMC Secured Obligations (after giving effect to such borrowing) and (y) received from the LaSalle Collateral Custodian, the BT Collateral Custodian and the Third-Party Custodian the Collateral Certifications and/or Collateral Attestations (as defined in the DLJMC Security Agreements) required to be delivered under the DLJMC Security Agreements. To the extent that the DLJMC Secured Obligations would not exceed the DLJMC Borrowing Base and the DLJMC Collateral Agent has received such confirmations of transfer, the DLJMC Collateral Agent shall, subject to the terms and conditions of this Agreement, make the proceeds of such Loans available to DLJMC by depositing the same, in immediately available funds, in an account of DLJMC maintained with BNY at its Principal Office and designated by DLJMC in its Borrower Annex. To the extent that the DLJMC Secured Obligations would exceed the DLJMC Borrowing Base and the proceeds of such Loans are returned to the Banks in accordance with Annex C hereto, DLJMC shall pay to the Banks all accrued interest on and breakage fees with respect to such returned amount. The DLJMC Collateral Agent shall give the Administrative Agent notice of each disbursement of Loan proceeds hereunder.

            2.03 Changes of Commitments.

            (a) The aggregate amount of the Commitments shall, subject to
Section 2.10 hereof, automatically be reduced to zero at the close of business, New York City time, on the Commitment Termination Date.

            (b) Each Borrower shall have the right at any time or from time to time (i) to terminate the Commitments to make Committed Rate Loans to such Borrower and (ii) to reduce the


                                Credit Agreement
aggregate amount of such Commitments. In addition, the Borrowers may collectively reduce the Maximum Aggregate Commitments. Each such reduction or termination referred to above shall be subject to the conditions that (x) such Borrower shall give notice of each such termination or reduction as provided in
Section 4.05 hereof and (y) each partial reduction shall be in an aggregate amount at least equal to $25,000,000 (or a larger multiple of $1,000,000).

            (c) The Commitments once terminated or reduced may not be reinstated.

            2.04 Facility Fees. The Borrowers, jointly and severally, agree to pay to the Administrative Agent for the account of each Bank a facility fee, which shall accrue at a rate per annum equal to .10% on the daily amount of the Maximum Aggregate Commitment of such Bank (whether used or unused) during the period from and including the date hereof to but excluding the date on which such Maximum Aggregate Commitment terminates (after giving effect to any extension pursuant to Section 2.10 hereof); provided that, in addition to the foregoing, if, prior to the Commitment Termination Date, such Bank has any Committed Rate Loans outstanding in excess of its Maximum Aggregate Commitment, then such facility fee shall also accrue on the daily amount of such excess from and including the date on which such Committed Rate Loans exceed such Maximum Aggregate Commitment to but excluding the earlier of the date on which such excess amount of Committed Rate Loans is repaid in full and the Commitment Termination Date. Accrued facility fees shall be payable in arrears on each Quarterly Date and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any facility fees accruing after the date on which the Commitments terminate shall be payable on demand if an Event of Default has occurred and is continuing and otherwise on the Commitment Termination Date. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            2.05 Lending Offices. The Loans of each Type made by each Bank shall be made and maintained at such Bank's Applicable Lending Office for Loans of such Type.

            2.06 Several Obligations; Remedies Independent; Defaulting Banks.

            (a) The failure of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan(s) on such date, but neither any Bank nor any Agent shall be responsible for the


                                Credit Agreement
failure of any other Bank to make a Loan to be made by such other Bank, and no Bank shall have any obligation to any Agent or other Bank for the failure by such Bank to make any Loan required to be made by such Bank. The amounts payable by the Borrowers at any time hereunder and under the Notes to each Bank shall be a separate and independent debt and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Bank or Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

            (b) If any Bank (a "Defaulting Bank") shall have failed to make any Loan to be made by it on the date specified therefor and such failure shall continue unremedied for more than ten Business Days, the Borrowers shall be entitled to (i) substitute a new lender, which may be an existing Bank, or a financial institution mutually acceptable to the Borrowers and the Administrative Agent, who shall in writing in form and substance satisfactory to the Administrative Agent have agreed to assume the Commitments of such Defaulting Bank on the terms and conditions of this Agreement, and who shall make available to the Administrative Agent for the account of the Borrowers an amount equal to the sum of (x) the outstanding principal balance of the existing Loans of such Defaulting Bank, plus (y) such Defaulting Bank's pro rata share of the Loans requested by the Borrowers and not funded by such Defaulting Bank, and
(ii) prepay the outstanding principal balance of the Loans of such Defaulting Bank, together with accrued interest thereon to the date of such prepayment and all other amounts due and owing to such Defaulting Bank hereunder, provided that
(A) the Borrowers shall not be entitled so to prepay and substitute if, either immediately prior to or after giving effect to such prepayment and substitution, a Default shall have occurred and be continuing and (B) the Borrowers shall not be entitled to substitute a lender pursuant to clause (i) above unless the Defaulting Bank shall have been prepaid pursuant to clause (ii) above.

            (c) Nothing contained in this Section 2.06 shall preclude the Borrowers from pursuing any other remedy against a Defaulting Bank.

            2.07 Evidence of Debt.

            (a) Each Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Bank resulting from each Loan made by such Bank, including the amounts of principal and interest payable and paid to such Bank from time to time hereunder.


                                Credit Agreement

            (b) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder to any of the Borrowers, whether such Loan is a Committed Rate Loan or a Competitive Bid Loan and the interest rate and the Interest Period (if any), applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to any Bank hereunder and (iii) the amount of any sum received by the Administrative Agent or the Payment Agents hereunder for the account of the Banks and each Bank's share thereof.

            (c) The entries made in the accounts maintained pursuant to paragraph (a) or (b) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Bank or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of any Borrower hereunder.

            (d) Any Bank may, at its option, request that Committed Rate Loans or Competitive Bid Loans made by it to any Borrower be evidenced by a promissory note, in substantially the form of Exhibit A-1 hereto (in the case of Committed Rate Loans) and Exhibit A-2 hereto (in the case of Competitive Bid Loans). In such event, such Borrower shall prepare, execute and deliver to such Bank a promissory note payable to the order of such Bank (or, if requested by such Bank, to such Bank and its registered assigns). Thereafter, the Loans evidenced by such Notes and interest thereon shall at all times (including after assignment pursuant to Section 11.06 hereof) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

            (e) No Bank shall be entitled to have its Notes subdivided, by exchange for promissory notes of lesser denominations or otherwise, except in connection with a permitted assignment of any portion of such Bank's Commitments, Loans and Notes pursuant to Section 11.06 (b) hereof.

            (f) Notwithstanding the provisions of Section 2.07(d) hereof, the Federal Funds Rate Loans made by a Bank hereunder may (at the request of such Bank) be evidenced by Committed Rate Notes from the applicable Borrowers payable to the order of one branch of such Bank and the Committed Eurodollar Loans made by such Bank hereunder evidenced by Committed Rate Notes from the applicable Borrowers payable to the order of another branch of such Bank. Each such Note shall be in a principal amount equal to the full amount of the Commitment of such Bank with respect to


                                Credit Agreement
each such Borrower provided that both such Notes with respect to each Borrower together may not be enforced (and each such Note shall expressly so state) with respect to an aggregate principal amount in excess of the Commitment of such Bank with respect to such Borrower. For all purposes of this Agreement, such Notes shall be treated as one single "Note" hereunder. Without limiting the foregoing, neither branch of such Bank may assign its Committed Rate Notes from the Borrowers to any assignee in the manner contemplated by Section 11.06(b) hereof without the other simultaneously transferring its Committed Rate Notes from the Borrowers to the same assignee and, upon such assignment, such assignee shall be required to surrender all such Notes to the applicable Borrowers and receive in exchange therefor a single new Committed Rate Note from each Borrower to evidence all of the Committed Rate Loans to such Borrower evidenced by such Committed Rate Notes; provided that, in the case of a partial assignment, each branch of such Bank shall simultaneously assign to the assignee the same proportion of its Committed Rate Notes, and each of them shall request that the Borrowers deliver to each of the assignee and the two such Bank branches, new Committed Rate Notes in exchange for the Notes then held by such branches, substantially in the form of Exhibit A-1 hereto, payable to the order of the assignee and each branch, in a principal amount equal to:

            (i) in the case of the assignee, the aggregate principal amount of the Commitments or Committed Rate Loans to the applicable Borrower assigned to the assignee by the two such Bank branches; and

            (ii) in the case of such branches, the aggregate principal amount of the Commitments or Committed Rate Loans to the applicable Borrower remaining after giving effect to such partial assignment.

            2.08 Optional Prepayments and Conversions or Continuations of Loans. Subject to Section 4.04 hereof and except to the extent prohibited in this
Section 2.08, each Borrower shall have the right to prepay Committed Rate Loans, or to Convert Committed Rate Loans of one Type into Committed Rate Loans of another Type or Continue Committed Rate Loans of one Type as Committed Rate Loans of the same Type, at any time or from time to time, provided that such Borrower shall give the Administrative Agent notice of each such prepayment, Conversion or Continuation as provided in Section 4.05 hereof and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder. Notwithstanding the foregoing, and without limiting the rights and remedies of the Banks under Section 9 hereof, in the event that any Event of


                                Credit Agreement

Default with respect to a Borrower shall have occurred and be continuing, the Administrative Agent may (and at the request of the Majority Banks shall) suspend the right of such Borrower to Convert any Committed Rate Loan into a Committed Eurodollar Loan, or to Continue any Committed Rate Loan as a Committed Eurodollar Loan, in which event all Committed Rate Loans shall be Converted (on the last day(s) of the respective Interest Period(s) therefor) or Continued, as the case may be, as Federal Funds Rate Loans. It is understood that the Competitive Bid Loans may not be prepaid under this Section 2.08.

            2.09 Mandatory Prepayments.

            (a) If, at any time, either DLJSC Borrowing Base Percentage is less than 100%, DLJSC shall immediately prepay its Loans in such amount as shall be necessary so that each DLJSC Borrowing Base Percentage is at least 100% at such time.

            (b) If, at any time, the aggregate amount of the DLJMC Secured Obligations (other than Loans, the proceeds of which are held by the DLJMC Collateral Agent in the Disbursement Account (as defined in DLJMC Security Agreements)) shall exceed the DLJMC Borrowing Base (after giving effect to any actions taken by DLJMC to cure such condition in accordance with the DLJMC Security Agreements), DLJMC shall immediately prepay its Loans in such amount as shall be necessary so that the aggregate amount of the DLJMC Secured Obligations shall not exceed the DLJMC Borrowing Base at such time.

            (c) Any prepayments of Loans pursuant to this Section 2.09 shall be applied, first, to any outstanding Committed Rate Loans and, second, to any outstanding Competitive Bid Loans.

            2.10 Extension of Commitment Termination Date.

            (a) The Borrowers may, by notice to the Administrative Agent in substantially the Form of Exhibit B-1 hereto (which shall promptly deliver a copy to each of the Banks) not less than 45 days and not more than 60 days prior to the Commitment Termination Date then in effect (the "Existing Commitment Termination Date"), request that the Banks extend the Commitment Termination Date for an additional 364 days from the Existing Commitment Termination Date. Each Bank, acting in its sole discretion, shall, by notice to the Borrowers and the Administrative Agent in substantially the form of Exhibit B-2 hereto and given no earlier than the date occurring 30 days prior to the Existing Commitment Termination Date (such date, the "Consent Date"), advise the Borrowers whether or not such Bank


                                Credit Agreement
agrees to such extension; provided that each Bank that determines not to extend the Commitment Termination Date (a "Non-extending Bank") shall notify the Administrative Agent (which shall notify the Borrowers) of such fact promptly after such determination (but in any event no later than 3 days after the Consent Date) and any Bank that does not advise the Borrowers on or before such date shall be deemed to be a Non-extending Bank. The election of any Bank to agree to such extension shall not obligate any other Bank so to agree.

            (b) The Borrowers shall have the right on or before the Existing Commitment Termination Date to replace each Non-extending Bank with, and otherwise add to this Agreement, one or more other banks (which may include any Bank, each prior to the Existing Commitment Termination Date an "Additional Commitment Bank") with the approval of the Administrative Agent (which approval shall not be unreasonably withheld), each of which Additional Commitment Banks shall have entered into an agreement in form and substance satisfactory to the Borrowers and the Administrative Agent pursuant to which such Additional Commitment Bank shall, effective as of the Existing Commitment Termination Date, undertake Commitments and a Maximum Aggregate Commitment specified therein and otherwise become obligated as a Bank hereunder (if any such Additional Commitment Bank is a Bank, its Commitments shall be in addition to such Bank's Commitments hereunder on such date); provided that the aggregate amount of the Commitments available to any Borrower may only be increased in accordance with
Section 11.04 hereof.

            (c) If (and only if) Banks (if there is more than one Bank) holding Commitments that, together with the additional Commitments of the Additional Commitment Banks that will become effective on the Existing Commitment Termination Date, aggregate at least 66-2/3% of the aggregate amount of the Commitments (not including the additional Commitments of the Additional Commitment Banks) shall have agreed to extend the Existing Commitment Termination Date, in accordance with Section 2.10(a) hereof, then, effective as of the Existing Commitment Termination Date, the Existing Commitment Termination Date shall be extended to the date falling 364 days after the Existing Commitment Termination Date (provided, if such date is not a Business Day, then such Commitment Termination Date as so extended shall be the next preceding Business Day) and each Additional Commitment Bank shall thereupon become a "Bank" with Commitments and a Maximum Aggregate Commitment for all purposes of this Agreement.

Notwithstanding the foregoing, the extension of the Commitment Termination Date shall not be effective with respect to any Bank unless:


                                Credit Agreement

            (i) no Default shall have occurred and be continuing on each of the date of the notice requesting such extension and the Existing Commitment Termination Date;

            (ii) each of the representations and warranties of the Borrowers in
      Section 7 hereof (except that the representations and warranties in Sections 7.01(m) and 7.01(o) hereof shall be updated by the Borrowers as of the Existing Commitment Termination Date) and in the other Basic Documents shall be true and correct on and as of each of the date of the notice requesting such extension and the Existing Commitment Termination Date with the same force and effect as if made on and as of each such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

            (iii) each Non-extending Bank shall have been paid in full by the applicable Borrower on or before the Existing Commitment Termination Date all amounts owing to such Bank hereunder.

Even if the Existing Commitment Termination Date is extended as aforesaid, the Commitments and Maximum Aggregate Commitment of each Non-extending Bank shall terminate on the Existing Commitment Termination Date.

            (d) If the Borrowers shall have requested an extension of the Existing Commitment Termination Date pursuant to this Section 2.10, the Administrative Agent shall, within 10 Business Days after the Consent Date, notify each Bank as to whether or not the original Commitment Termination Date shall have been so extended, specifying the aggregate amount of the Maximum Aggregate Commitments (not including the additional Commitments of the Additional Commitment Banks) of the Banks agreeing to such extension and specifying the Additional Commitment Banks and their respective Maximum Aggregate Commitments.

            Section 3. Payments of Principal and Interest.

            3.01 Repayment of Principal of Loans. Subject to the provisions of
Section 2.10 hereof in the case of Committed Rate Loans, each Borrower hereby unconditionally promises to pay (i) to the Payment Agent for such Borrower for the account of each Bank the then unpaid principal amount of each Committed Rate Loan made by such Bank to such Borrower on the Final Maturity Date and (ii) to the Payment Agent for such Borrower for the account of each Bank the then unpaid principal amount of each Competitive Bid Loan made by such Bank to such Borrower on the


                                Credit Agreement
last day of the Interest Period applicable to such Competitive Bid Loan.

            3.02 Interest. Each Borrower hereby promises to pay its Payment Agent for account of each Bank, interest on the unpaid principal amount of each Loan made by such Bank to such Borrower for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

            (a) during such periods as such Loan is a Federal Funds Rate Loan, the Federal Funds Rate (as in effect from time to time) plus the Applicable Margin,

            (b) during such periods as such Loan is a Eurodollar Loan, for each Interest Period relating thereto, (i) in the case of a Committed Eurodollar Loan, the Eurodollar Rate for such Loan for such Interest Period plus the Applicable Margin, and (ii) in the case of a Competitive Bid Eurodollar Loan, the Eurodollar Base Rate for such Loan for such Interest Period plus (or minus, as applicable) the Margin applicable to such Loan, and

            (c) during such periods as such Loan is a Fixed Rate Loan, the Fixed Rate applicable to such Loan.

Notwithstanding the foregoing, each Borrower hereby promises to pay to its Payment Agent for account of each Bank interest at the applicable Post-Default Rate on any principal of any Loan made by such Bank to such Borrower and on any other amount payable by such Borrower hereunder or under the Notes held by such Bank to or for account of such Bank that shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable in arrears (i) in the case of a Federal Funds Rate Loan, monthly on the first Business Day of each month, (ii) in the case of a Committed Eurodollar Loan, on the last day of each Interest Period therefor, (iii) in the case of any Committed Rate Loan, upon the payment or prepayment thereof or the Conversion of such Committed Rate Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted) and (iv) in the case of a Competitive Bid Loan, on the last day of each Interest Period therefor as specified in the Competitive Bid Request provided, that if such Interest Period is for a period of more than 3 months, on each third-month anniversary of the date on which such Loan is made and upon payment or prepayment thereof; except that interest payable at the Post-Default Rate shall be payable


                                Credit Agreement
from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Banks and to the applicable Borrower.

            Section 4. Payments; Pro Rata Treatment; Computations; Etc.

            4.01 Payments.

            (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by a Borrower under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by a Borrower under any other Basic Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the bank account set forth under "Account for Payments" on such Borrower's Borrower Annex, not later than 1:00 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business
Day).

            (b) Any Bank for whose account any such payment is to be made by a Borrower may (but shall not be obligated to) debit the amount of any such payment that is not made by such time to any ordinary deposit account of such Borrower with such Bank (with notice to such Borrower and such Borrower's Payment Agent, provided such Bank's failure to give such notice shall not affect the validity thereof).

            (c) Each Borrower shall, at the time of making each payment under this Agreement or any Note for account of any Bank, specify to its Payment Agent and the Administrative Agent (which shall so notify the intended recipient(s) thereof) the Loans or other amounts payable by such Borrower hereunder to which such payment is to be applied (and in the event that such Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Payment Agent may distribute such payment to the Banks for application in such manner as it or the Majority Banks, subject to Section 4.02 hereof, may determine to be appropriate).

            (d) Each payment received by any Payment Agent under this Agreement or any Note for account of any Bank shall be paid by such Agent promptly to such Bank, in immediately available funds, for account of such Bank's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made.


                                Credit Agreement

            (e) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

            (f) Payments or prepayments of principal of the Committed Rate Loans after the Commitment Termination Date may not be reborrowed.

            4.02 Pro Rata Treatment. Except to the extent otherwise expressly provided herein: (a) each borrowing from the Banks under Section 2.02 (a) hereof shall be made from the Banks, and each termination or reduction of the amount of the Commitments with respect to any Borrower or Maximum Aggregate Commitments (as the case may be) under Section 2.03 hereof shall be applied to the respective Commitments of the Banks with respect to such Borrower, pro rata according to the amounts of their respective Commitments with respect to such Borrower or Maximum Aggregate Commitments (as the case may be); (b) the making, Conversion and Continuation of Committed Rate Loans of a particular Type (other than Conversions provided for by Section 5.04 hereof) shall be made pro rata among the Banks according to their respective Commitment Percentages (in the case of making of Committed Rate Loans) or the amounts of their respective Committed Rate Loans to such Borrower (in the case of Conversions and Continuations of Committed Rate Loans) and the then current Interest Period for each Committed Eurodollar Loan shall be coterminous; (c) each payment or prepayment of principal of Loans by any Borrower shall be made for account of the Banks entitled thereto pro rata in accordance with the respective unpaid principal amounts of the Loans to such Borrower held by them, provided that, in the case of any payment or prepayment of Committed Rate Loans by a Borrower, if immediately prior to giving effect to any such payment in respect thereof, the outstanding principal amount of the Committed Rate Loans to such Borrower shall not be held by the Banks pro rata in accordance with their respective Commitment Percentages in effect at the time such Committed Rate Loans were made to such Borrower (by reason of a failure of a Bank to make a Committed Rate Loan hereunder in the circumstances described in the penultimate paragraph of Section
11.04 hereof), then such payment shall be applied to the Committed Rate Loans of such Borrower in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Committed Rate Loans being held by the Banks pro rata in accordance with their respective Commitment Percentages; and
(d) each payment of interest on Loans by any Borrower shall be made for account of the Banks entitled


                                Credit Agreement
thereto pro rata in accordance with the amounts of interest on such Loans then due and payable to such Banks.

            4.03 Computations. Interest on Loans shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

            4.04 Minimum Amounts. Except for mandatory prepayments made pursuant to Section 2.09 hereof and Conversions or prepayments made pursuant to Section
5.04 hereof, each borrowing, Conversion and partial prepayment of principal of Loans and any disbursement of the proceeds of any Loans to DLJSC or DLJMC from funds held with the DLJSC Collateral Agent or DLJMC Collateral Agent (as the case may be) shall be in an aggregate amount at least equal to $25,000,000 or a larger multiple of $5,000,000 (borrowings, Conversions or prepayments of or into Loans of different Types or, in the case of Committed Eurodollar Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period); provided that the aggregate principal amount of Committed Eurodollar Loans having the same Interest Period shall be in an amount at least equal to $25,000,000 or a larger multiple of $5,000,000 and, if any Committed Eurodollar Loans would otherwise be in a lesser principal amount for any period, such Loans shall be Federal Funds Rate Loans during such period.

            4.05 Certain Notices Relating to Committed Rate Loans. Notices by a Borrower to the Administrative Agent, a Collateral Agent or a Payment Agent (as the case may be) of terminations or reductions of the Commitments and Maximum Aggregate Commitments and of borrowings, Conversions, Continuations and optional prepayments of Committed Rate Loans, of Types of Committed Rate Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by such Agent not later than the New York City time and number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of the Interest Period specified under "Required Notice Periods" on such Borrower's Borrower Annex.

            Each such notice of termination or reduction shall specify the amount of the Commitments or Maximum Aggregate Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or optional prepayment of Committed Rate Loans shall specify the Committed Rate Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section
4.04 hereof) and Type of each such Committed Rate Loan


                                Credit Agreement
to be borrowed, Converted, Continued or prepaid and the date of borrowing, Conversion, Continuation or optional prepayment (which shall be a Business Day). Each such notice of the duration of an Interest Period shall specify the Committed Rate Loans to which such Interest Period is to relate. The applicable Payment Agent shall promptly notify the Banks of the contents of each such notice. In the case of any borrowing of Federal Funds Rate Loans, the applicable Payment Agent shall use its best efforts to notify (by telephone or telecopy) each of the Banks of such borrowing prior to the applicable "rate setting time" (as such term is defined in the definition of "Federal Funds Rate"). In the event that a Borrower fails to select the Type of Committed Rate Loan, or the duration of any Interest Period for any Committed Eurodollar Loan, within the time period and otherwise as provided in this Section 4.05, such Committed Eurodollar Loan will be automatically Converted into a Federal Funds Rate Loan on the last day of the then current Interest Period for such Committed Rate Loan or (if outstanding as a Federal Funds Rate Loan) will remain as, or (if not then outstanding) will be made as, a Federal Funds Rate Loan.

            4.06 Non-Receipt of Funds by an Agent. (a) Unless a Payment Agent shall have received notice from a Bank prior to the proposed date of any borrowing of Loans that such Bank will not make available to such Payment Agent such Bank's share of such borrowing, such Payment Agent may assume that such Bank has made such share available on such date in accordance with this Agreement and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Bank has not in fact made its share of the applicable borrowing of Loans available to the Payment Agent, then the applicable Bank and the applicable Borrower severally agree to pay to such Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to such Agent, at (i) in the case of such Bank, the greater of the Federal Funds Effective Rate and a rate determined by such Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of such Borrower, the interest rate provided for in Section 3.02 hereof. If such Bank pays such amount to the applicable Agent, then such amount shall constitute such Bank's Loan included in such borrowing as of the date of such borrowing.

            (b) Unless a Payment Agent shall have received notice from a Borrower prior to the date on which any payment is due to such Agent for the account of the Banks hereunder that such Borrower will not make such payment, such Payment Agent may assume that such Borrower has made such payment on such date in


                                Credit Agreement
accordance herewith and way, in reliance upon such assumption, distribute to the Banks the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Banks severally agrees to repay to such Agent forthwith on demand the amount so distributed to such Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to such Agent, at the greater of the Federal Funds Effective Rate and a rate determined by such Agent in accordance with banking industry rules on interbank compensation.

            (c) Without limiting the foregoing provisions, if the DLJSC Collateral Agent receives notice from DLJSC as provided in Section 4.05 hereof requesting a borrowing of Committed Rate Loans against a pledge of Euroclear Securities, the DLJSC Collateral Agent, subject to Section 6.02 hereof, shall make the amount of such borrowing (less an amount equal to the pro rata share of such Committed Rate Loans of any Bank that has notified the DLJSC Collateral Agent, prior to 5:00 p.m. (New York time) on the second Business Day prior to such borrowing, of such Bank's intention not to fund its pro rata share of such Committed Rate Loans) available to such Borrower (or, as described in Annex B hereto, the Euroclear Bank) upon verification by the DLJSC Collateral Agent that the Firm Securities Borrowing Base is not less than the aggregate amount of the DLJSC Secured Obligations that are Firm Extensions of Credit (as defined in the DLJSC Security Agreement) (giving effect to such borrowing). Each Bank's obligation to make such Committed Rate Loan shall be subject to the provisions of Section 4.06 (a) hereof.

            4.07 Sharing of Payments, Etc.

            (a) Each Borrower agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances held by it for account of such Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Bank's Loans to such Borrower or any other amount payable to such Bank by such Borrower hereunder that is not paid when due (regardless of whether such balances are then due to such Borrower), in which case it shall promptly notify such Borrower, the appropriate Payment Agent and the Administrative Agent, thereof, provided that such Bank's failure to give such notice shall not affect the validity thereof.

            (b) If any Bank shall obtain from a Borrower payment of any principal of or interest on any Loan owing to it or payment of any other amount under this Agreement or any other Basic Document through the exercise of any right of set-off,


                                Credit Agreement
banker's lien or counterclaim or similar right or otherwise (other than from a Payment Agent as provided herein) and, as a result of such payment, such Bank shall have received a greater proportion of the aggregate amount of its Committed Rate Loans and accrued interest thereon than the proportion received by any other Bank, then the Bank receiving such greater proportion shall promptly purchase from such other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Committed Rate Loans or such other amounts, respectively, owing to such other Banks (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such excess payment (net of any expenses that may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Committed Rate Loans or such other amounts, respectively, owing to each of the Banks, provided that if at the time of such payment the outstanding principal amount of the Committed Rate Loans shall not be held by the Banks pro rata in accordance with their respective aggregate Commitments in effect at the time such Loans were made (by reason of a failure of a Bank to make a Committed Rate Loan hereunder in the circumstances described in the penultimate paragraph of Section 11.04 hereof), then such purchases of participations and/or direct interests shall be made in such manner as will result, as nearly as is practicable, in the outstanding principal amount of the Committed Rate Loans being held by the Banks pro rata according to the amounts of such Commitments. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

            (c) Each Borrower agrees that any Bank so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Committed Rate Loans or other amounts (as the case may be) owing to such Bank in the amount of such participation.

            (d) Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Borrower. If, under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks


                                Credit Agreement
entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.

            Section 5. Yield Protection, Etc.

            5.01 Additional Costs.

            (a) Each Borrower shall pay directly to each Bank from time to time such amounts as such Bank may determine to be necessary to compensate such Bank for any costs that such Bank determines are attributable to its making or maintaining of any Eurodollar Loans or Fixed Rate Loans to such Borrower or maintaining its obligation to make any Eurodollar Loans or Fixed Rate Loans to such Borrower hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change that:

            (i) shall subject any Bank (or its Applicable Lending Office for any of such Loans) to any tax, duty or other charge in respect of such Loans or change the basis of taxation of any amounts payable to such Bank under this Agreement in respect of any of such Loans (excluding changes in the rate of tax on the overall net income of such Bank or of such Applicable Lending Office by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office); or

            (ii) imposes or modifies any reserve, special deposit or similar requirements (other than, in the case of Committed Rate Loans, the Reserve Requirement utilized in the determination of the Eurodollar Rate for such Committed Rate Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including, without limitation, any of such Loans or any deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof), or any commitment of such Bank (including, without limitation, the Commitments of such Bank hereunder); or

            (iii) imposes on such Bank any other condition affecting this Agreement or its Eurodollar Loans or Fixed Rate Loans (or any of such extensions of credit or liabilities) or its Commitments.

If any Bank requests compensation from a Borrower under this Section 5.01(a), such Borrower may, by notice to such Bank (with a copy to the Administrative Agent and the applicable Payment


                                Credit Agreement

Agent), suspend the obligation of such Bank thereafter to make or Continue Eurodollar Loans, or to Convert Federal Funds Rate Loans into Eurodollar Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable), provided that such suspension shall not affect the right of such Bank to receive the compensation so requested.

            (b) Without limiting the effect of the provisions of paragraph (a) of this Section 5.01, in the event that, by reason of any Regulatory Change, any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank that includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank that includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Bank so elects by notice to the applicable Borrower (with a copy to the Administrative Agent and the applicable Payment Agent), the obligation of such Bank to make or Continue, or to Convert Federal Funds Rate Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable).

            (c) Without limiting the effect of the foregoing provisions of this
Section 5.01 (but without duplication), each Borrower shall pay directly to each Bank from time to time on request such amounts as such Bank may determine to be necessary to compensate such Bank (or, without duplication, the bank holding company of which such Bank is a subsidiary) for any costs that it determines are attributable to the maintenance by such Bank (or any Applicable Lending Office or such bank holding company) , pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing at the national level any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) hereafter issued by any government or governmental or supervisory authority implementing the Basle Accord (including, without limitation, the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A; 12 C.F.R. Part 225, Appendix A) and the Final Risk-Based Capital Guidelines of the Office of the Comptroller of


                                Credit Agreement
the Currency (12 C.F.R. Part 3, Appendix A)) of capital in respect of its Commitments or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Bank (or any Applicable Lending Office or such bank holding company) to a level below that which such Bank (or any Applicable Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request). For purposes of this Section 5.01(c), "Basle Accord" shall mean the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

            (d) Each Bank shall notify each Borrower of any event occurring after the date of this Agreement entitling such Bank to compensation under paragraph (a) or (c) of this Section 5.01 as promptly as practicable, but in any event within 45 days, after such Bank obtains actual knowledge thereof; provided that (i) if any Bank fails to give such notice within 45 days after it obtains actual knowledge of such an event, such Bank shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 45 days prior to the date that such Bank does give such notice and (ii) each Bank will designate a different Applicable Lending Office for the Loans of such Bank affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, be disadvantageous to such Bank, except that such Bank shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Bank will furnish to each Borrower a certificate setting forth the basis and amount of each request by such Bank for compensation under paragraph (a) or (c) of this Section
5.01. Determinations and allocations by any Bank for purposes of this Section
5.01 of the effect of any Regulatory Change pursuant to paragraph (a) or (b) of this Section 5.01, or of the effect of capital maintained pursuant to paragraph
(c) of this Section 5.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Bank under this Section 5.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.


                                Credit Agreement

            5.02 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Base Rate for any Interest Period:

            (a) the Administrative Agent determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

            (b) the Majority Banks determine, which determination shall be conclusive, and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurodollar Base Rate" in
      Section 1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not likely to cover adequately the cost to such Banks of making or maintaining Eurodollar Loans for such Interest Period;

then the Administrative Agent shall give each Borrower and each Bank prompt notice thereof and, so long as such condition remains in effect, the Banks shall be under no obligation to make additional Eurodollar Loans, to Continue Eurodollar Loans or to Convert Federal Funds Rate Loans into Eurodollar Loans, and the Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Committed Eurodollar Loans, either prepay such Committed Eurodollar Loans or Convert such Loans into Federal Funds Rate Loans in accordance with Section 2.08 hereof.

            5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder, then such Bank shall promptly notify each Borrower thereof (with a copy to each Payment Agent) and such Bank's obligation to make Eurodollar Loans or to Continue or Convert Committed Rate Loans of any other Type into, Committed Eurodollar Loans shall be suspended until such time as such Bank may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 hereof shall be applicable), and such Bank shall no longer be obligated to make any Competitive Bid Eurodollar Loan that it has offered to make.

            5.04 Treatment of Affected Loans. If the obligation of any Bank to make or maintain Eurodollar Loans or to Continue, or to Convert Federal Funds Rate Loans into, Eurodollar Loans


                                Credit Agreement
shall be suspended pursuant to Section 5.01 or 5.03 hereof, such Bank's Committed Eurodollar Loans shall be automatically Converted into Federal Funds Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurodollar Loans (or, in the case of a Conversion required by Section 5.01(b) or 5.03 hereof, on such earlier date as such Bank may specify to each Borrower with a copy to the Administrative Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 5.01 or 5.03 hereof that gave rise to such Conversion no longer exist:

            (a) to the extent that such Bank's Committed Eurodollar Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Bank's Eurodollar Loans shall be applied instead to its Federal Funds Rate Loans; and

            (b) all Committed Rate Loans that would otherwise be made or Continued by such Bank as Eurodollar Loans shall be made or Continued instead as Federal Funds Rate Loans, and all Federal Funds Rate Loans of such Bank that would otherwise be Converted into Eurodollar Loans shall remain as Federal Funds Rate Loans.

If such Bank gives notice to the Borrowers with a copy to the Administrative Agent that the circumstances specified in Section 5.01 or 5.03 hereof that gave rise to the Conversion of such Bank's Eurodollar Loans pursuant to this Section
5.04 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Banks are outstanding, such Bank's Federal Funds Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Committed Rate Loans held by the Banks holding Eurodollar Loans and by such Bank are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Adjusted Commitment Percentages.

            5.05 Compensation. Each Borrower shall pay to the applicable Payment Agent for account of each Bank, upon the request of such Bank through such Payment Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense that such Bank determines is attributable to:

            (a) any payment, mandatory or optional prepayment or Conversion of a Eurodollar Loan or a Fixed Rate Loan to such Borrower made by such Bank for any reason (including,


                                Credit Agreement
      without limitation, the acceleration of the Loans pursuant to Section 9 hereof) on a date other than the last day of an Interest Period for such Loan; or

            (b) any failure by such Borrower for any reason (including, without limitation, the failure of any of the conditions precedent specified in
      Section 6 hereof to be satisfied) to borrow a Eurodollar Loan or Fixed Rate Loan from such Bank on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 4.05 hereof or to Convert a Federal Funds Rate Loan into a Eurodollar Loan on the date for such Conversion specified in the relevant notice of Conversion given pursuant to Section 4.05 hereof or to Continue a Eurodollar from one Interest Period to another as specified in the relevant notice to Continue given pursuant to Section 4.05 hereof; or

            (c) any failure by such Borrower to borrow any Competitive Bid Loan after accepting the Competitive Bid to make such Loan.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid, Converted or not borrowed, Converted or Continued for the period from the date of such payment, prepayment, Conversion or failure to borrow, Convert or Continue to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, Convert or Continue, the Interest Period for such Loan that would have commenced on the date specified for such borrowing, Conversion or Continuation) at the applicable rate of interest for such Loan provided for herein over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Bank would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Bank)

            5.06 U.S. Taxes.

            (a) Each Borrower agrees to pay to each Bank that is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due to such non-U.S. Person hereunder after deduction for or withholding in respect of any U.S. Taxes imposed with respect to such payment (or in lieu thereof, payment of such U.S. Taxes by such


                                Credit Agreement
non-U.S. Person), will not be less than the amount stated herein to be then due and payable, provided that the foregoing obligation to pay such additional amounts shall not apply:

            (i) to any payment to a Bank hereunder unless such Bank is, on the date hereof (or on the date it becomes a Bank as provided in Section 11.06(b) hereof) and on the date of any change in the Applicable Lending Office of such Bank, either entitled to submit a Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by such Bank hereunder in respect of the Loans), or

            (ii) to any U.S. Taxes imposed solely by reason of the failure by such non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes.

For the purposes of this Section 5.06(a), (w) "Form 1001" shall mean Form 1001 (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America, (x) "Form 4224" shall mean Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates), (y) "U.S. Person" shall mean a citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America or any state thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income and (z) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein.

            (b) Within 30 days after a Borrower pays any amount to any Agent or Bank from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, such Borrower shall deliver to the applicable Payment Agent (with a copy to the Administrative


                                Credit Agreement

Agent) for delivery to such non-U.S. Person evidence satisfactory to such Person of such deduction, withholding or payment (as the case may be).

            (c) Each Bank (including any lender that becomes a Bank pursuant to Section 11.06(b) hereof) represents and warrants to each Borrower that on the date hereof (or on the date such lender becomes a Bank) such Bank is either incorporated under the laws of the United States or a State thereof or is entitled to submit a Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by such Bank hereunder in respect of the Loans)

            5.07 Replacement Banks. Upon the election of any Bank to request reimbursement by any Borrower for increased costs under this Section 5 or upon the suspension of any Bank's obligation to make, Convert into or Continue Eurodollar Loans, such Borrower may, upon prior written notice to each Agent and such Bank, seek a replacement Bank to whom such additional costs or such need to suspend shall not apply and which shall be reasonably satisfactory to each Agent (a "Replacement Bank"). Each Bank agrees that, should it be identified for replacement pursuant to this Section 5.07, upon payment in full of all amounts due and owing to such Bank hereunder and under the other Basic Documents, it will promptly execute and deliver all documents and instruments reasonably required by such Borrower to assign such Bank's portion of the Loans to the applicable Replacement Bank, which assignment shall be in accordance with and subject to the restrictions contained in Section 11.06 hereof (with the fee referred to therein being paid by the applicable Replacement Bank) . Any such replacement shall not relieve such Borrower of its obligation to reimburse the replaced Bank for any such increased costs incurred through the date of such replacement.

            Section 6. Conditions Precedent.

            6.01 Effective Date. (a) The obligation of any Bank to make any Loans hereunder are subject to the satisfaction of the condition precedent that the Agents shall have received the following documents, each of which shall be satisfactory to the Agents (and to the extent specified below, to each Bank) in form and substance:

            (i) Corporate Documents. Good standing certificates and certified copies of the charter and by-laws (or equivalent documents) of each Borrower and of all corporate


                                Credit Agreement
      authority for each Borrower (including, without limitation, board of director resolutions and evidence of the incumbency of officers) with respect to the execution, delivery and performance of the Basic Documents and each other document to be delivered by such Borrower from time to time in connection herewith and the Loans hereunder (and the Agents and each Bank may conclusively rely on such certificates until they receive notice in writing from a Borrower to the contrary).

            (ii) Officer's Certificate. Certificates of a senior officer of each Borrower, dated the Effective Date, to the effect set forth in Sections 6.02(a)(i) and (ii) hereof, in the case of DLJ, Sections 6.02(b)(i), (ii) and (iii) hereof, in the case of DLJSC, and Sections 6.02(c)(i), (ii) and
      (iii) hereof in the case of DLJMC.

            (iii) Opinions of Counsel to the Borrowers. Opinions, each dated the Effective Date, of (i) Michael A. Boyd, General Counsel of each of the Borrowers, (ii) Wilmer, Cutler & Pickering, special counsel to the Borrowers, (iii) Coudert Brothers, special Belgian counsel to DLJSC, and
      (iv) Mayer Brown & Platt, special counsel to DLJMC (and each Borrower hereby instructs each such counsel to deliver such opinion to the Banks and the Agents).

            (iv) Opinion of Special New York Counsel to the Agents. An opinion, dated the Effective Date, of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Agents.

            (v) DLJSC Security Agreement. The DLJSC Security Agreement, duly executed and delivered by DLJSC and the DLJSC Collateral Agent. In addition, DLJSC shall have taken such other action as the DLJSC Collateral Agent shall have requested in order to perfect the security interests created pursuant to the DLJSC Security Agreement.

            (vi) DLJSC Tri-Party Agreement. The DLJSC Tri-Party Agreement, duly executed and delivered by DLJSC, the DLJSC Collateral Agent and Chase, as custodian.

            (vii) Parent Guarantee. The Parent Guarantee, duly executed and delivered by DLJ.

            (viii) Take-Out Commitments. The Mortgage Loan Take-Out Commitment, duly executed and delivered by DLJ Mortgage Acceptance, and the Securitization Take-Out Commitment, duly executed and delivered by DLJSC.


                                Credit Agreement

            (ix) Termination of Existing Agreements. Evidence that the Existing Agreements have been terminated in accordance with the respective terms thereof and all amounts owing thereunder have been paid in full.

            (x) Other Documents. Such other documents as any Agent or Bank (through an Agent) or special New York counsel to the Agents may reasonably request.

            (b) In addition, the obligation of any Bank to make any Loans hereunder to DLJMC is subject to the further condition precedent that the DLJMC Collateral Agent shall have received the following documents, each of which shall be satisfactory to the DLJMC Collateral Agent, in form and substance:

            (i) Tri-Party Custody Agreement. The Tri-Party Custody Agreement, duly executed and delivered by DLJMC, the DLJMC Collateral Agent and the Third-Party Custodian.

            (ii) The DLJMC Security Agreements. The BT Security Agreement and the LaSalle Security Agreement, each duly executed and delivered by DLJMC, the applicable Collateral Custodian and the DLJMC Collateral Agent. In addition, DLJMC shall have taken such other action as the DLJMC Collateral Agent shall have requested in order to perfect the security interests created pursuant to the DLJMC Security Agreements.

            (c) The obligation of any Bank to make Loans hereunder is also subject to the payment by the Borrowers of such fees as Borrowers shall have agreed to pay or deliver to any Bank or Agent in connection herewith, including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Agents, in connection with the negotiation, preparation, execution and delivery of this Agreement and the Notes and the other Basic Documents and the making of the Loans hereunder (to the extent that statements for such fees and expenses have been delivered to the Borrowers)

            6.02 Initial and Subsequent Loans.

            (a) Loans to DLJ. The obligation of the Banks to make any Loan to DLJ upon the occasion of each borrowing hereunder (including the initial borrowing) is subject to the further conditions precedent that, both immediately prior to and after giving effect to the making of such Loan and to the intended use thereof:


                                Credit Agreement

            (i) no DLJSC Default or DLJ Default shall have occurred and be continuing; and

            (ii) the representations and warranties made by DLJ and DLJSC in
      Section 7 hereof (other than the representations and warranties made in the last sentence of Section 7.01(b) hereof, in clause (i) of Section 7.01(c) hereof, in the last sentence of Section 7.01(l) hereof and in the last sentence of Section 7.03(d) hereof), and in each of the other Basic Documents, shall be true and complete on and as of the date of the making of such Loan (in the case of the representations and warranties in Sections 7.01(m) and 7.01(o) hereof, as updated by the Borrowers through such date) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

            (b) Loans to DLJSC. The obligation of the Banks to make any Loan to DLJSC upon the occasion of each borrowing hereunder (including the initial borrowing) is subject to the further conditions precedent that, after giving effect to the making of such Loan and to the intended use thereof:

            (i) no DLJSC Default shall have occurred and be continuing;

            (ii) the representations and warranties made by DLJSC in Section 7 hereof (other than the representations and warranties made in the last sentence of Section 7.01(b) hereof, in clause (i) of Section 7.01(c) hereof, in the last sentence of Section 7.01(l) hereof and in the last sentence of Section 7.03(d) hereof), and in each of the other Basic Documents, shall be true and complete on and as of the date of the making of such Loan (in the case of the representations and warranties in Sections 7.01(m) and 7.01(o) hereof, as updated by the Borrowers through such date) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

            (iii) no Official Lien (as defined in the DLJSC Security Agreement) shall exist on all or part of the DLJSC Collateral.

            (c) Loans to DLJMC. The obligation of the Banks to make any Loan to DLJMC upon the occasion of each borrowing hereunder (including the initial borrowing) is subject to the


                                Credit Agreement
further conditions precedent that, both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

            (i) no DLJMC Default shall have occurred and be continuing;

            (ii) the representations and warranties made by each of DLJ, DLJSC and DLJMC in Section 7 hereof (other than the representations and warranties made in the last sentence of Section 7.01(b) hereof, in clause
      (i) of Section 7.01(c) hereof, in the last sentence of Section 7.01(l) hereof and in the last sentence of Section 7.03(d) hereof), and in each of the other Basic Documents, including, without limitation, the representations and warranties made by DLJ in the Parent Guarantee, shall be true and complete on and as of the date of the making of such Loan (in the case of the representations and warranties in Sections 7.01(m) and 7.01(o) hereof, as updated by the Borrowers through such date) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

            (iii) no Official Lien (as so defined) shall exist on all or any portion of the DLJMC Collateral; and

            (iv) in the case of each Loan hereunder secured in whole or in part by Mortgage Loans that are Third-Party Pledged Mortgage Loans, the Administrative Agent shall have received evidence satisfactory to it from the Third-Party Custodian that the Third-Party Custodian is holding one or more Trust Receipts relating to the Third-Party Pledged Mortgage Loans securing such Loan.

Each notice of borrowing, Competitive Bid Request and Competitive Bid Confirmation by any Borrower hereunder shall constitute a certification by such Borrower to the effect set forth in the applicable subsection of this Section
6.02 (both as of the date of such notice, Competitive Bid Request or Competitive Bid Confirmation and, unless such Borrower otherwise notifies the Agents prior to the date of such borrowing, as of the date of such borrowing).

            6.03 Disbursement of Loans. (a) The disbursement of any proceeds from any Loans made by the Banks to DLJSC and held on deposit in the Disbursement Account (as defined in the DLJSC Security Agreement) shall be subject to the condition precedent


                                Credit Agreement
that each DLJSC Borrowing Base Percentage as of the time of such disbursement is at least equal to 100%.

            (b) The disbursement of any proceeds from any Loans made by the Banks to DLJMC and held on deposit in the Disbursement Account (as defined in Annex C hereto) shall be subject to the condition precedent that the DLJMC Borrowing Base as of the time of such disbursement is at least equal to the aggregate amount of the DLJMC Secured Obligations at such time.

            Section 7. Representations and Warranties.

            7.01 Representations of DLJ, DLJSC and DLJMC. Each Borrower severally represents and warrants to the Agents and the Banks that:

            (a) Corporate Existence. Each of such Borrower and its Subsidiaries:
      (a) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

            (b) Financial Condition. Such Borrower has heretofore furnished to each of the Banks a copy of the consolidated balance sheets of it and its Subsidiaries as at December 31, 1996 and the related consolidated statements of earnings, changes in stockholders' equity and cash flows each for the fiscal year ended on said date, with the opinion thereon of KPMG Peat Marwick. All such financial statements are complete and correct and fairly present the consolidated financial condition of such Borrower and its Subsidiaries and the consolidated results of their operations for the fiscal year ended on said date, all in accordance with GAAP applied on a consistent basis. Neither such Borrower nor any of its Subsidiaries has on the date hereof any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets as at said dates. Since December 31, 1996, there has


                                Credit Agreement
      been no material adverse change in the consolidated business, operations or financial condition of such Borrower and its Subsidiaries taken as a whole from that set forth in said balance sheets.

            (c) Litigation. There are no actions, suits, arbitrations, investigations or proceedings pending or, to its knowledge, threatened against such Borrower or its respective Subsidiaries or affecting any of the Property thereof before any Governmental Authority, including, without limitation, the NYSE, any other stock or securities or commodities exchange, the NASD, the Commission or the CFTC, (i) as to which individually or in the aggregate there is a reasonable likelihood of an adverse decision which would reasonably be expected to have a Material Adverse Effect or (ii) which questions the validity or enforceability of any of the Basic Documents or any action to be taken in connection with the transactions contemplated thereby.

            (d) No Breach. None of the execution and delivery of this Agreement and the Notes and the other Basic Documents, the consummation of the transactions herein and therein contemplated or compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of such Borrower, or any applicable law or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, or any agreement or instrument to which such Borrower or any of its Subsidiaries is a party or by which any of them or any of their respective Properties is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created pursuant to the Security Documents) result in the creation or imposition of any Lien upon any Property of such Borrower or its Subsidiaries pursuant to the terms of any such agreement or instrument.

            (e) Action. Such Borrower has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under and to consummate the transactions contemplated in each of the Basic Documents to which it is a party; the execution, delivery and performance by such Borrower of and the consummation of the transactions contemplated in each of the Basic Documents to which it is a party have been duly authorized by all necessary corporate action on its part (including, without limitation, any required shareholder approvals); and this Agreement has been duly and validly executed and delivered by such Borrower and


                                Credit Agreement
      constitutes, and each of the Notes and the other Basic Documents to which it is a party when executed and delivered (in the case of the Notes, for value) will constitute, its legal, valid and binding obligation, enforceable against such Borrower in accordance with its terms.

            (f) Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any Self-Regulatory Organization, or any securities exchange, are necessary for the execution, delivery or performance by such Borrower of or the consummation of the transactions contemplated in the Basic Documents to which it is a party or for the legality, validity or enforceability thereof, except for filings and recordings in respect of the Liens created pursuant to the Security Documents.

            (g) Title to Properties. Such Borrower and its Subsidiaries have good and marketable title to all of their respective Properties, title to which is material to such Borrower or Subsidiary.

            (h) Margin Regulations. Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate the provisions of Regulation G, T, U or X.

            (i) ERISA. Each Plan to which such Borrower or its Subsidiaries make direct contributions and, to the knowledge of such Borrower, each other Plan and each Multiemployer Plan is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law. No event or condition has occurred and is continuing as to which such Borrower would be under an obligation to furnish a report to the Banks under Section 8.01 (a) (ii) hereof.

            (j) Taxes. Such Borrower and its Subsidiaries are members of an affiliated group of corporations filing consolidated returns for Federal income tax purposes, of which DLJ is the "common parent" (within the meaning of Section 1504 of the Code). Such Borrower and its Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by such Borrower or any of its Subsidiaries, except for any such taxes, if any, that are being appropriately contested in good faith by appropriate proceedings diligently conducted and with


                                Credit Agreement
      respect to which adequate reserves have been provided. The charges, accruals and reserves on the books of such Borrower and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of such Borrower, adequate.

            (k) Investment Company Act. Neither such Borrower nor any of its Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, and neither such Borrower nor any of its Subsidiaries is subject to any statute or regulation, other than Regulation X, which prohibits or restricts the incurrence of Indebtedness under the Basic Documents.

            (l) Compliance with Laws and other Agreements. Neither such Borrower nor any of its Subsidiaries is in default with respect to any order, writ, injunction or decree of any Governmental Authority or Self-Regulatory Organization or, to the knowledge of such Borrower, in violation of any law, statute, rule or regulation to which such Borrower or any of its Subsidiaries or any Property of such Borrower or any of its Subsidiaries is or are subject, which default or violation could reasonably be expected to have a Material Adverse Effect. Without limiting the foregoing, such Borrower and each of its Material Subsidiaries is in compliance with all capital requirements of all Governmental Authorities applicable to such Borrower or Subsidiary, including, without limitation, Rule 15c3-l. Neither such Borrower nor any of its Subsidiaries is in default in the payment or performance of any of its obligations or in the performance of any mortgage, indenture, lease, contract or other agreement to which it is a party or by which it or any of its Property is bound, which default could reasonably be expected to have a Material Adverse Effect.

            (m) Subsidiaries, Etc. Set forth in Schedule I hereto is a complete and correct list, as of the date hereof, of all of the direct Subsidiaries of DLJ and DLJMC and all of the Subsidiaries (direct and indirect) of DLJSC, together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests.


                                Credit Agreement

            (n) True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of such Borrower to any Agent or Bank in connection with the negotiation, preparation or delivery of this Agreement and the other Basic Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by such Borrower and its Subsidiaries to any Agent or Bank in connection with this Agreement and the other Basic Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to an Executive Officer that, after due inquiry, could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Basic Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Banks for use in connection with the transactions contemplated hereby or thereby.

            (o) Ownership. Each of DLJSC, DLJMC and DLJ Mortgage Acceptance is a Wholly-Owned Subsidiary of DLJ, which is a Subsidiary of Equitable.

            7.02 Additional Representations of DLJ. DLJ represents and warrants to the Agents and the Banks that:

            (a) Subordination. Under applicable laws in force at the date hereof, the claims and rights of the Banks and the Agents against DLJ as Borrower under this Agreement will not be subordinate to, and will at all times until the payment in full of the Loans made to DLJ (and the termination of the Banks' Commitments to DLJ) rank at least pari passu in all respects with, the claims and rights of any other senior unsecured creditors of DLJ.

            (b) Margin Regulations. No part of the proceeds of any Loan to DLJ or DLJMC will be used to purchase or carry any Margin Stock or to extend credit for the purposes of purchasing or carrying any Margin Stock.

            7.03 Additional Representations of DLJSC. DLJSC represents and warrants to the Agents and the Banks that:


                                Credit Agreement

            (a) Registered Broker-Dealer; Membership. DLJSC is duly registered with the Commission as a broker-dealer and is a member in good standing of the NASD and is a member organization in good standing of the NYSE.

            (b) SIPC Assessments. DLJSC is not in arrears with respect to any assessment made upon it by the SIPC.

            (c) Examining Authority. The NYSE has been designated as the Examining Authority for DLJSC.

            (d) FOCUS Report. DLJSC has heretofore furnished to each of the Banks a copy of the FOCUS Report of DLJSC as at December 31, 1996. Such FOCUS Report was prepared in accordance with all applicable rules and regulations of the Commission and the NYSE and the contents thereof were true and correct in all material respects as of the date thereof. Since December 31, 1996, there has been no material adverse change in the consolidated business, operations or financial condition of DLJSC and its Subsidiaries taken as a whole from that set forth in such FOCUS Report.

            Section 8. Covenants.

            8.01 Covenants of DLJ, DLJSC and DLJMC. Each Borrower severally covenants and agrees with the Banks and the Agents that, so long as any Commitment or Loan is outstanding and until payment in full of all amounts payable by such Borrower hereunder:

            (a) Information, Etc. Such Borrower shall deliver to each of the
      Banks:

                  (i) promptly upon the mailing thereof to any public
            shareholders of such Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

                  (ii) as soon as reasonably possible, and in any event within thirty days after such Borrower knows, or with respect to any Plan or Multiemployer Plan to which such Borrower or its Subsidiaries make direct contributions has reason to believe, that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of such Borrower setting forth details respecting such event or condition and the action, if any, that such Borrower or its ERISA Affiliate proposes to take with


                                Credit Agreement
             respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by such Borrower or an ERISA Affiliate with respect to such event or condition)

                        (l) any reportable event, as defined in Section 4043(b)
                  of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043 (a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or
                  Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with
                  Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

                        (2) the distribution under Section 4041(c) of ERISA of a
                  notice of intent to terminate any Plan or any action taken by such Borrower or any ERISA Affiliate to terminate any Plan;

                        (3) the institution by PBGC of proceedings under Section
                  4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by such Borrower or ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                        (4) the complete or partial withdrawal from a
                  Multiemployer Plan by such Borrower or ERISA Affiliate that results in material liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by any Borrower or ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to
                  Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;


                                Credit Agreement

                        (5) the institution of a proceeding by a fiduciary of
                  any Multiemployer Plan against such Borrower or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

                        (6) the adoption of an amendment to any Plan that,
                  pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if such Borrower or any ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of those Sections;

                  (iii) promptly after such Borrower knows or has reason to
            believe that any Default has occurred, a notice from an Executive Officer of such Borrower of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that such Borrower has taken or proposes to take with respect thereto; and

                  (iv) from time to time such other information regarding the financial condition, operations, business or prospects of such Borrower or its Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA with respect to any Plan and, if reasonably obtainable, any Multiemployer Plan) as any Agent or any Bank (through the Administrative Agent) may reasonably request.

            (b) Litigation. Such Borrower will promptly, and in any event within 10 Business Days, give to each Bank notice of all legal or arbitral proceedings affecting such Borrower or any of its Subsidiaries (i) that could (either individually or in the aggregate) reasonably be expected, in the good faith determination of an Executive Officer of such Borrower, to have a Material Adverse Effect with respect to such Borrower or (ii) that questions or challenges the validity or enforceability of any of the Basic Documents and, to the extent permitted by law, such Borrower shall include with such notice a copy of all documents served on such Borrower or any of its Subsidiaries relating to any such legal or arbitral proceeding.


                                Credit Agreement

            (c) Existence, Etc. Such Borrower will, and will cause each of its Material Subsidiaries to:

                  (i) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (provided that nothing in this Section 8.01(c) shall prohibit any transaction expressly permitted under Section 8.01(e) hereof);

                  (ii) comply with the requirements of all applicable laws,
            rules, regulations and orders of Governmental Authorities (including, without limitation, all environmental laws) if failure to comply with such requirements could (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect;

                  (iii) pay and discharge all taxes, assessments and
            governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;

                  (iv) maintain all of its Properties used or useful in its
            business in good working order and condition, ordinary wear and tear excepted;

                  (v) keep adequate records and books of account, in which
            complete entries will be made in accordance with generally accepted accounting principles consistently applied; and

                  (vi) permit representatives of any Bank or Agent, during
            normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Bank (through an Agent) or Agent (as the case may be).

            (d) Insurance. Such Borrower will, and will cause each of its Subsidiaries to, maintain insurance with financially sound and reputable insurance companies, and with respect to Property and risks of a character usually maintained by corporations engaged in the same or similar business similarly situated, against loss, damage and


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
                                      -63-


      liability of the kinds and in the amounts customarily maintained by such corporations.

            (e) Prohibition of Fundamental Changes. Such Borrower will not, nor will it permit any of its Material Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) or sell all or substantially all of its assets. Notwithstanding the foregoing provisions of this Section 8.01(e):

                  (i) any Subsidiary of such Borrower may be merged or
            consolidated with or into: (A) such Borrower if such Borrower shall be the continuing or surviving corporation or (B) any other such Subsidiary; provided that if any such transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation; and

                  (ii) such Borrower or any Subsidiary of such Borrower may
            merge or consolidate with any other Person if (i) in the case of a merger or consolidation of such Borrower, such Borrower is the surviving corporation and, in any other case, the surviving corporation is a Wholly-Owned Subsidiary of such Borrower and (ii) after giving effect thereto no Default would exist;

      provided, if, in connection with any merger or consolidation permitted by clause (i) or (ii) above, either DLJMC or DLJSC (as a Subsidiary of DLJ) is not a surviving corporation, all Commitments with respect to such Borrower shall be deemed terminated and, prior to such merger or consolidation, such Borrower shall repay the principal amount of all Loans outstanding to such Borrower together with all accrued interest on such principal amount and fees payable with respect thereto.

            (f) Lines of Business. Neither such Borrower nor any of its respective Subsidiaries will engage to any substantial extent in any line or lines of business activity other than the businesses now or hereafter generally carried on by investment bankers and brokers and dealers in securities, commodities and clearing services or in the case of DLJMC, the line or lines of business activity now or hereafter generally carried on by mortgage bankers.


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
                                      -64-


            (g) Transactions with Affiliates. Such Borrower will not, nor will it permit any of its Subsidiaries to, directly or indirectly enter into any transaction or transactions with an Affiliate or Affiliates if the terms and conditions thereof, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            (h) Use of Proceeds. Such Borrower will use the proceeds of the Loans for general corporate purposes, including, but not limited to short-term working capital, the warehousing of mortgage loans purchased for securitization and liquidity backup for commercial paper programs. Such Borrower will use such proceeds in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations G, T, U and X and the Securities Act of 1933, as amended, and the Exchange Act and the regulations thereunder; provided that neither any Agent nor any Bank shall have any responsibility as to the use of any of such proceeds.

            (i) Subordination. All Subordinated Debt of such Borrower shall be subordinated to all of its Indebtedness hereunder, including without limitation all interest on any Loans to such Borrower accruing after the occurrence of any event described in any of clauses (f), (g) or (h) of
      Section 9.01 hereof, in the case of DLJ, clauses (d), (e) or (f) of
      Section 9.02 hereof, in the case of DLJSC, and clauses (h), (i) or (j) of
      Section 9.03 hereof, in the case of DLJMC (whether or not such interest is an allowable claim in any proceeding arising out of such event).

            8.02 Additional Covenants of DLJ. DLJ covenants and agrees with the Banks and the Agents that, so long as any Commitment or Loan is outstanding and until payment in full of all amounts payable by DLJ hereunder:

            (a) Consolidated Tangible Net Worth. DLJ will not at any time permit its Consolidated Tangible Net Worth to be less than the sum of (i) $1,300,000,000 plus (ii) 50% of the sum of Net Income (if positive) for each fiscal quarter commencing with the fiscal quarter ended March 31, 1997.

            (b) Liquidity. DLJ will not at any time permit the market value of its Unencumbered Assets to be less than 110% of all short term unsecured borrowings of DLJ and its Subsidiaries, including, without limitation, unsecured letters of credit expiring within 90 days and the current maturities portion of long term debt.


                                Credit Agreement

            (c) Limitations on Liens. DLJ will not directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its Property, whether now owned or hereafter acquired, other than the following ("Permitted Liens")

                  (i) any Lien created under any Basic Document;

                  (ii) Liens incurred by DLJ in the ordinary course of its
            business; and

                  (iii) Liens not otherwise permitted hereunder which secure
            Indebtedness, contingent obligations or other obligations (in each case permitted hereunder) not exceeding 5% of Consolidated Tangible Net Worth of DLJ in the aggregate at any time outstanding.

            (d) Financial Statements, Etc. DLJ shall deliver to each of the
      Banks:

                  (i) as soon as available and in any event within 60 days after the end of each quarterly fiscal period of each fiscal year, consolidated statements of earnings, changes in stockholders' equity and cash flows of DLJ and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of DLJ and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding date or periods in the preceding fiscal year, accompanied by a certificate of a senior financial officer of DLJ which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of DLJ and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments); provided that delivery to the Banks within the time period specified above of copies of DLJ's Quarterly Report on Form 10-Q prepared in compliance with the requirements thereof and filed with the Commission, shall be deemed to satisfy the requirements of this
            Section 8.02(d)(i); and

                  (ii) as soon as available and in any event within 120 days after the end of each fiscal year of DLJ, consolidated statements of earnings, changes in stockholders' equity and cash flows of DLJ and its


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
                                      -66-


            Subsidiaries for such fiscal year and the related consolidated balance sheet of DLJ and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures as of the end of and for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of DLJ and its Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP; provided that delivery to the Banks within the time period specified above of copies of DLJ's Annual Report on Form 10-K (together with DLJ's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements thereof and filed with the Commission shall be deemed to satisfy the requirements of this Section 8.02 (d) (ii)

            DLJ will furnish to each Bank, at the time it furnishes each set of financial statements pursuant to paragraphs (i) and (ii) above, a certificate of a senior financial officer of DLJ (x) to the effect that no DLJ Default has occurred and is continuing (or, if any such Default has occurred and is continuing, describing the same in reasonable detail and describing the action that DLJ has taken or proposes to take with respect thereto) and (y) setting forth in reasonable detail the computations necessary to determine whether DLJ is in compliance with Sections 8.02(a),
      (b) and (c)(iii) hereof, as of the end of the respective quarterly fiscal period or fiscal year.

            8.03 Additional Covenants of DLJSC. DLJSC covenants and agrees with the Banks and the Agents that, so long as any Commitment to DLJSC or Loan to DLJSC is outstanding and until payment in full of all amounts payable by DLJSC hereunder:

            (a) Broker-Dealer Registration. DLJSC will maintain its registration as a broker-dealer with the Commission in full force and effect and maintain its membership in good standing in such organizations as are necessary to enable it to engage in the securities business and take all action necessary to comply in all material respects with the rules and regulations of such organizations.


                                Credit Agreement

            (b) Consolidated Tangible Net Worth. DLJSC will not at any time permit its Consolidated Tangible Net Worth to be less than the sum of (i) $750,000,000 plus (ii) 50% of the sum of Net Income (if positive) for each fiscal quarter of DLJSC commencing with the fiscal quarter ended March 31, 1997.

            (c) Financial Statements, Etc. DLJSC shall deliver to each of the
      Banks:

                  (i) within 60 days after the filing thereof with the NYSE or the Commission, Part II of any FOCUS Report, as filed by DLJSC for the most recently ended quarterly period for which such report is required to be filed; and

                  (ii) as soon as available and in any event within 120 days after the end of each fiscal year of DLJSC, consolidated statements of earnings, changes in stockholders' equity and cash flows of DLJSC and its Subsidiaries for such fiscal year and the related consolidated balance sheet of DLJSC and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures as of the end of, and for, the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of DLJSC and its Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP; and

                  (iii) promptly upon the request of the DLJSC Collateral Agent, such information, documentation and certifications as the DLJSC Collateral Agent is required to furnish to the Euroclear Bank under
            Section 7 of the Pledged Account Terms and Conditions (as defined in the DLJSC Security Agreement).

            DLJSC will furnish to each Bank, at the time it furnishes each set of financial statements pursuant to paragraphs (i) and (ii) above, a certificate of a senior financial officer of DLJSC (x) to the effect that no DLJSC Default has occurred and is continuing (or, if any such Default has occurred and is continuing, describing the same in reasonable detail and describing the action that DLJSC


                                Credit Agreement
      has taken or proposes to take with respect thereto) and (y) setting forth in reasonable detail the computations necessary to determine whether DLJSC is in compliance with Sections 8.03(b) and (d) hereof, as of the end of the respective quarterly fiscal period or fiscal year.

            (d) Net Capital. DLJSC will not at any time permit (a) its Net Capital to be less than 6.5% of Aggregate Debit Items or (b) Adjusted Net Capital to be less than the sum of (i) the aggregate outstanding principal amount of Subordinated Debt (excluding Approved Junior Subordinated Debt) and (ii) 4% of Aggregate Debit Items.

            (e) DLJSC Security Agreement. So long as any Loans to DLJSC are outstanding, without the consent of the Majority Banks, DLJSC will not permit at any time the aggregate principal (or equivalent) amount of the DLJSC Secured Obligations then outstanding and owing to banks that are not Banks parties hereto to exceed 50% of the sum of (a) the aggregate Commitments to DLJSC at such time and (b) the aggregate principal (or equivalent) amount of the DLJSC Secured Obligations then outstanding and owing to the Banks (other than the aggregate principal amount of the Loans to DLJSC then outstanding). DLJSC will comply with all advance rate and concentration limits set forth in the DLJSC Security Agreement.

            8.04 Additional Covenants of DLJMC. DLJMC covenants and agrees with the Banks and the Agents that, so long as any Commitment to DLJMC or Loan to DLJMC is outstanding and until payment in full of all amounts payable by DLJMC hereunder:

            (a) Consolidated Tangible Net Worth. DLJMC will not at any time permit its Consolidated Tangible Net Worth to be less than the sum of (i) $100,000,000 plus (ii) 50% of the sum of Net Income (if positive) for each fiscal quarter of DLJMC, beginning with the fiscal quarter ended March 31, 1997.

            (b) Qualified Servicer. DLJMC shall cause all Mortgage Loans pledged as DLJMC Collateral pursuant to the DLJMC Security Agreements to be serviced only by a Qualified Servicer.

            (c) DLJMC Security Agreements. DLJMC will comply with the advance rate and concentration limits set forth in the DLJMC Security Agreements.


                                Credit Agreement

            (d) Financial Statements, Etc. DLJMC shall deliver to each of the
      Banks:

                  (i) as soon as available and in any event within 60 days after the end of each quarterly fiscal period of each fiscal year, the consolidated balance sheet of DLJMC and its Subsidiaries as at the end of such period, setting forth in comparative form the corresponding consolidated figures for the corresponding date in the preceding fiscal year, accompanied by a certificate of a senior financial officer of DLJMC which certificate shall state that said consolidated balance sheet fairly presents the consolidated financial condition of DLJMC and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of such period (subject to normal year-end audit adjustments);

                  (ii) as soon as available and in any event within 120 days after the end of each fiscal year of DLJMC, consolidated statements of earnings, changes in stockholders' equity and cash flows of DLJMC and its Subsidiaries for such fiscal year and the related consolidated balance sheet of DLJMC and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures as of the end of, and for, the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated condition and results of operations of DLJMC and its Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP; and

                  (iii) at the time it furnishes each set of financial
            statements pursuant to paragraphs (i) and (ii) above, a certificate of a senior financial officer of DLJMC (x) to the effect that no DLJMC Default has occurred and is continuing (or, if any such Default has occurred and is continuing, describing the same in reasonable detail and describing the action that DLJMC has taken or proposes to take with respect thereto) and (y) setting forth in reasonable detail the computations necessary to determine whether DLJMC is in compliance with Section 8.04 (a) hereof as of the end of the respective quarterly fiscal period or fiscal year.


                                Credit Agreement

            Section 9. Events of Default.

            9.01 DLJ Events of Default. If one or more of the following events (herein called "DLJ Events of Default") shall occur and be continuing:

            (a) DLJ shall: (i) default in the payment of any principal of any Loan when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment) or in making any payment with respect to the principal of any Loan under the Parent Guarantee; or (ii) default in the payment of any interest on any Loan, any fee or any other amount payable by it hereunder or under any other Basic Document when due and such default shall have continued unremedied for 3 Business Days; or

            (b) DLJ or its Subsidiaries shall default in the payment when due of any principal of or interest on any of its other Indebtedness aggregating $25,000,000 or more ("Triggering Indebtedness") or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Triggering Indebtedness shall occur if the effect of such event is to cause such Triggering Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Triggering Indebtedness trade at a level specified in relation to the par value thereof; provided for the purpose of this Event of Default, if there occurs or exists any default, event of default or other similar condition or event (however described) in respect of DLJ or any of its Subsidiaries under any agreement or instrument relating to any Specified Transaction and either such default relates to a payment or delivery due on the last scheduled payment, delivery or exchange date or there occurs a liquidation of, an acceleration of obligations under, or an early termination of, one or more Specified Transactions, then after giving effect to any applicable notice requirement or grace period, DLJ or such Subsidiary shall be deemed to have defaulted in the payment under such agreement or instrument of Indebtedness in a principal amount equal to the Dollar equivalent of the excess (if any) of (a) the sum of (i) the aggregate amount payable by DLJ or such Subsidiary plus (ii) the aggregate fair market value of all margin or other collateral (including any interest thereon) required to be repaid or re-delivered by DLJ or such Subsidiary, in each case, under such agreement or instrument in connection with such default, liquidation, acceleration


                                Credit Agreement
       or early termination, over (b) the sum of (i) the aggregate amount payable to DLJ or such Subsidiary plus (ii) the aggregate fair market value of all margin or other collateral (including any interest thereon) required to be repaid or re-delivered to DLJ or such Subsidiary, in each case, under such agreement or instrument in connection with such default, liquidation, acceleration or early termination; and provided, further, that "Triggering Indebtedness" shall not include obligations created, issued or incurred by one or more direct or indirect Subsidiaries of a Borrower for money borrowed if (i) the security for such obligations is real estate, mortgages or other real estate backed obligations; (ii) such obligation is not Guaranteed by a Borrower or any Subsidiary of a Borrower; (iii) the obligee has no recourse against any Borrower or Subsidiary of a Borrower in respect of such obligation except with respect to such security and (iv) the total equity of all Borrowers and their Subsidiaries in the assets subject to such nonrecourse financing does not exceed $100,000,000 at any time; or

            (c) DLJ or its Subsidiaries shall default, beyond the period of grace applicable thereto, in the payment of $25,000,000 or more, in the aggregate, under any Rate Swap Agreement or Rate Swap Agreements; or

            (d) Any representation, warranty or certification made or deemed made herein or in any other Basic Document (or in any modification or supplement hereto or thereto) by DLJ, or any certificate furnished to any Bank or Agent pursuant to the provisions hereof or thereof, shall prove to have been false or misleading as of the time made (or deemed made) or furnished in any material respect; or

            (e) DLJ shall default in the performance of any of its obligations under any of Section 8.01(a) (iii), 8.01(e), 8.01(g), or 8.01(h) hereof; DLJ shall default in the performance of any of its obligations under any of Section 8.01(i), 8.02(a) or 8.02(b) hereof and such default shall continue unremedied for a period of fifteen days; or DLJ shall default in the performance of any of its other obligations in this Agreement or any other Basic Document and such default shall continue unremedied for a period of thirty days after notice thereof to DLJ by the Administrative Agent or any Bank (through the Administrative Agent); or


                                Credit Agreement

            (f) DLJ or any of its Material Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

            (g) DLJ or any of its Material Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) commence a proceeding or seek to take advantage of any relief under SIPA, (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vii) take any corporate action for the purpose of effecting any of the foregoing; or

            (h) A proceeding or case shall be commenced, without the application or consent of DLJ or any of its Material Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of DLJ or such Material Subsidiary or of all or any substantial part of its Property, or (iii) similar relief in respect of DLJ or such Material Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 30 or more days; or an order for relief against DLJ or any Material Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

            (i) A final judgment or judgments for the payment of money in excess of $25,000,000 in the aggregate shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against any Borrower or its Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the relevant Borrower or Subsidiary shall not, within said period of


                                Credit Agreement

      30 days, or such longer period during which execution of the same shall have been stayed or bonded (with Property other than the Collateral), appeal therefrom and cause the execution thereof to be stayed during such appeal; or

            (j) An event or condition specified in Section 8.01 (a) (ii) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, DLJ or an ERISA Affiliate shall incur or shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) that, in the determination of the Majority Banks, would (either individually or in the aggregate) have a Material Adverse Effect; or

            (k) DLJ shall cease to own beneficially and of record 100% of the voting stock of DLJSC, DLJMC, DLJ Mortgage Acceptance and DLJ Acceptance Corp. or Equitable shall cease to own beneficially, directly or indirectly, more than 50% of the voting stock of DLJ; or

            (l) Any DLJSC Event of Default shall have occurred and be continuing;

THEREUPON: (l) in the case of a DLJ Event of Default other than one referred to in clause (g) or (h) of this Section 9.01, the Administrative Agent may, and upon request of the Majority Banks, will, by notice to DLJ terminate the Commitments in respect of DLJ and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by DLJ hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by DLJ; and (2) in the case of the occurrence of a DLJ Event of Default referred to in clause (g) or (h) of this Section 9.01 the Commitments in respect of DLJ shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by DLJ hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by DLJ.


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            9.02 DLJSC Events of Default. If one or more of the following events
(herein called "DLJSC Events of Default") shall occur and be continuing:

            (a) DLJSC shall: (i) default in the payment of any principal of any Loan when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment); or (ii) default in the payment of any interest on any Loan, any fee or any other amount payable by it hereunder or under any other Basic Document when due and such default shall have continued unremedied for 3 Business Days; or

            (b) Any representation, warranty or certification made or deemed made herein or in any other Basic Document (or in any modification or supplement hereto or thereto) by DLJSC, or any certificate furnished to any Bank or Agent pursuant to the provisions hereof or thereof, shall prove to have been false or misleading as of the time made (or deemed made) or furnished in any material respect; or

            (c) DLJSC shall default in the performance of any of its obligations under any of Section 8.01 (a) (iii), 8.01(e) 8.01(g), or 8.01(h) hereof or its Net Capital shall at any time, be less than 5% of Aggregate Debit Items; DLJSC shall default in the performance of any of its obligations under any of Section 8.01(i), 8.03(b) or 8.O3(d) hereof and such default shall continue unremedied for a period of fifteen days; or DLJSC shall default in the performance of any of its other obligations in this Agreement or any other Basic Document and such default shall, continue unremedied for a period of thirty days after notice thereof to DLJSC by the Administrative Agent or any Bank (through the Administrative Agent); or

            (d) DLJSC or any of its Material Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

            (e) DLJSC or any of its Material Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) commence a proceeding or seek to take advantage of any relief under SIPA, (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or


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      readjustment of debts, (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vii) take any corporate action for the purpose of effecting any of the foregoing; or

            (f) A proceeding or case shall be commenced, without the application or consent of DLJSC or any of its Material Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of DLJSC or such Material Subsidiary or of all or any substantial part of its Property, or (iii) similar relief in respect of DLJSC or such Material Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 30 or more days; or an order for relief against DLJSC or any Material Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

            (g) An event or condition specified in Section 8.01 (a) (ii) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, DLJSC or any ERISA Affiliate shall incur or shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) that, in the determination of the Majority Banks, would (either individually or in the aggregate) have a Material Adverse Effect; or

            (h) Any Official Lien (as defined in the DLJSC Security Agreement) on all or any portion of the DLJSC Collateral shall have been created and such Official Lien shall not have been discharged, released or bonded (with Property other than the DLJSC Collateral) within 30 days of such creation; or

            (i) Any of the Security Documents to which DLJSC is a party shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by DLJSC; or


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            (j) Any Self-Regulatory Organization shall revoke DLJSC's membership therein or shall suspend such membership and such membership shall not be reinstated within 10 days of such suspension and, in the case of any Self-Regulatory Organization other than the NYSE and the NASD, such revocation or suspension could reasonably be expected to have a Material Adverse Effect; or

            (k) The DTC or PTC shall revoke DLJSC's membership therein or shall suspend such membership and such membership shall not be reinstated within 10 days of such suspension; or

            (l) The Commission shall revoke DLJSC's status as a broker-dealer or shall suspend such status and such status shall not be reinstated within 10 days of such suspension; or

            (m) The SIPC shall have applied or shall have announced its intention to apply for a decree adjudicating that customers of DLJSC are in need of protection under SIPA; or

            (n) Any DLJ Event of Default set forth in Section 9.01(b), 9.01(c), 9.01(i), or 9.01(k) hereof shall have occurred and be continuing;

THEREUPON: (l) in the case of a DLJSC Event of Default other than one referred to in clause (e) or (f) of this Section 9.02, the Administrative Agent may, and upon request of the Majority Banks, will, by notice to DLJSC terminate the Commitments in respect of DLJSC and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by DLJSC hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by DLJSC; and (2) in the case of the occurrence of a DLJSC Event of Default referred to in clause (e) or (f) of this Section 9.02 the Commitments in respect of DLJSC shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by DLJSC hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by DLJSC.


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            9.03 DLJMC Events of Default. If one or more of the following events
(herein called "DLJMC Events of Default") shall occur and be continuing:

            (a) DLJMC shall: (i) default in the payment of any principal of any Loan when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment); or (ii) default in the payment of any interest on any Loan, any fee or any other amount payable by it hereunder or under any other Basic Document when due and such default shall have continued unremedied for 3 Business Days; or

            (b) Any representation, warranty or certification made or deemed made herein or in any other Basic Document (or in any modification or supplement hereto or thereto) by DLJMC or by DLJ in the Parent Guarantee, or any certificate furnished to any Bank or Agent pursuant to the provisions hereof or thereof, shall prove to have been false or misleading as of the time made (or deemed made) or furnished in any material respect; or

            (c) DLJMC shall default in the performance of any of its obligations under any of Sections 8.01(a) (iii), 8.01(e), 8.01(g), or 8.01(h) hereof; DLJMC shall default in the performance of any of its obligations under any of Section 8.01(i) or 8.04(a) hereof and such default shall continue unremedied for a period of fifteen days; or DLJMC shall default in the performance of any of its other obligations in this Agreement or any other Basic Document and such default shall continue unremedied for a period of thirty days after notice thereof to DLJMC by the Administrative Agent or any Bank (through the Administrative Agent); or

            (d) An event or condition specified in Section 8.01(a) (ii) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, DLJMC or any ERISA Affiliate shall incur or shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) that, in the determination of the Majority Banks, would (either individually or in the aggregate) have a Material Adverse Effect; or

            (e) DLJSC or DLJ Mortgage Acceptance shall default in the performance of its obligations under a Take-Out Commitment; or


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
                                     - 78 -


            (f) Any of the Security Documents to which DLJMC is a party, the Parent Guarantee or either Take-Out Commitment shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by DLJMC or DLJ, respectively, or in the case of a Trust Receipt, shall be contested by a Collateral Custodian, or in the case of the Tri-Party Custody Agreement, shall be contested by the Third-Party Custodian; or

            (g) Any DLJ Event of Default or DLJSC Event of Default shall have occurred and be continuing; or

            (h) DLJMC or any of its Material Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

            (i) DLJMC or any of its Material Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) commence a proceeding or seek to take advantage of any relief under SIPA, (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vii) take any corporate action for the purpose of effecting any of the foregoing; or

            (j) A proceeding or case shall be commenced, without the application or consent of DLJMC or any of its Material Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of DLJMC or such Material Subsidiary or of all or any substantial part of its Property, or (iii) similar relief in respect of DLJMC or such Material Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in


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                                     - 79 -


      effect, for a period of 30 or more days; or an order for relief against DLJMC or any Material Subsidiary shall be entered in an involuntary case under the Bankruptcy Code;

THEREUPON: (l) in the case of a DLJMC Event of Default other than one referred to in clause (i) or (j) of this Section 9.03, the Administrative Agent may, and upon request of the Majority Banks, will, by notice to DLJMC terminate the Commitments in respect of DLJMC and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by DLJMC hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by DLJMC; and (2) in the case of the occurrence of a DLJMC Event of Default referred to in clause (i) or (j) of this Section 9.03 the Commitments in respect of DLJMC shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by DLJMC hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by DLJMC.

            Section 10. The Agents.

            10.01 Appointment. Powers and Immunities. Each Bank hereby irrevocably appoints and authorizes each Agent to act as its agent hereunder and under the other Basic Documents with such powers as are specifically delegated to such Agent by the terms of this Agreement and of the other Basic Documents, together with such other powers as are reasonably incidental thereto; and each Bank (including any Bank in its capacity as a Competitive Bid Bank) hereby appoints Bankers Trust, as the Collateral Custodian under the BT Security Agreement, LaSalle, as the Collateral Custodian under the LaSalle Security Agreement, and Chase, as the custodian under the DLJSC Tri-Party Agreement and the Tri-Party Custody Agreement, each to act as agent, custodian and bailee for the exclusive benefit of the Secured Parties with respect to the DLJMC Collateral or DLJSC Collateral (as the case may be). Each Bank further agrees that (x) First Chicago may also act as DLJSC Collateral Agent under the DLJSC Security Agreement, in which capacity First Chicago shall represent the "Lenders" (as defined in the DLJSC Security Agreement) for all purposes of the DLJSC Security Agreement, and (y) BNY may also act as DLJMC Collateral Agent under the DLJMC Security Agreements. Each Agent (which


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term as used in this sentence and in Section 10.05 hereof and the first sentence of Section 10.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Basic Documents, and shall not by reason of this Agreement or any other Basic Document be a trustee for, or a fiduciary with respect to, any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or in any other Basic Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Basic
Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other Basic Document or any other document referred to or provided for herein or therein or for any failure by any Borrower or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Basic Document; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Basic Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. Each Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. Each Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Administrative Agent, together with the consent of the Borrowers to such assignment or transfer (to the extent provided in Section 11.06(b) hereof).

            10.02 Reliance by Agents. Each Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, or telecopy), believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent. As to any matters not expressly provided for by this Agreement or any other Basic Document, each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Banks (or, if expressly required hereby or by any other Basic Document, all of the Banks), and such instructions of


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                                     - 81 -


the Majority Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

            10.03 Defaults. No Agent shall be deemed to have knowledge or notice of the occurrence of a Default unless such Agent shall have received written notice from a Bank or a Borrower specifying such Default and stating that such notice is a "Notice of Default" or, in the case of the DLJSC Collateral Agent or the DLJMC Collateral Agent, such Agent has actual knowledge of, in the case of the DLJSC Collateral Agent, the failure by DLJSC to maintain a DLJSC Borrowing Base Percentage of at least 100% with respect to each Collateral Pool (as defined in the DLJSC Security Agreement) or, in the case of the DLJMC Collateral Agent, the failure of DLJMC to maintain at any time the DLJMC Borrowing Base in an amount at least equal to the amount of the DLJMC Secured Obligations at such time. In the event that an Agent receives such a notice of the occurrence of a Default, such Agent shall give prompt notice thereof to the Banks and the other Agents. Each Agent shall (subject to Sections 10.07 and 11.04 hereof) take such action with respect to such Default as shall be directed by the Majority Banks, provided that, unless and until an Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Banks except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Banks or all of the Banks.

            10.04 Rights as a Bank. With respect to its Commitments and the Loans made by it, each Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as an Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include each Agent in its individual capacity. Any Agent and its respective affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with any Borrower (and any of its Subsidiaries or Affiliates) as if it were not acting as an Agent, and each Agent and its respective affiliates may accept fees and other consideration from any Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

            10.05 Indemnification. The Banks severally agree to indemnify each Agent (to the extent not reimbursed under Section 11.03 hereof, but without limiting the obligations of the Borrowers under said Section 11.03) ratably in accordance with


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the aggregate principal amount of the Loans held by the Banks (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such Agent (including by any Bank) arising out of or by reason of any investigation in connection with or in any way relating to or arising out of this Agreement or any other Basic Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the Borrowers are obligated to pay under Section 11.03 hereof, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

            10.06 Non-Reliance on Agents and Other Banks. Each Bank agrees that it has, independently and without reliance on any Agent or other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon any Agent or other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or under any other Basic Document. No Agent shall be required to keep itself informed as to the performance or observance by the Borrowers of this Agreement or any of the other Basic Documents or any other document referred to or provided for herein or therein or to inspect the Properties or books of the Borrowers or any of their Subsidiaries. No Agent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrowers or any of their respective Subsidiaries (or any of their affiliates) that may come into the possession of such Agent or any of its affiliates, except for notices, reports and other documents and information expressly required to be furnished to the Banks by an Agent hereunder or under the Security Documents.

            10.07 Failure to Act. Except for action expressly required of an Agent hereunder and under the other Basic Documents, each Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it


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shall receive further assurances to its satisfaction from the Banks of their indemnification obligations under Section 10.05 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. No Agent shall be required to take any action that in the judgment of such Agent would violate any applicable law.

            10.08 Resignation of an Agent. Subject to the appointment and acceptance of a successor Agent as provided below, each Agent may resign at any time by giving notice thereof to the Banks and the Borrowers. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of written notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, that shall be a bank that has an office in New York, New York or Chicago, Illinois and has a combined capital and surplus and undivided profits of at least $1,000,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as an Agent, the provisions of this Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as an Agent. Notwithstanding the foregoing, any such resignation by the DLJSC Collateral Agent shall also be subject to the terms of Section 7.07 of the DLJSC Security Agreement.

            10.09 Consents under Other Basic Documents. Except as otherwise provided in Section 11.04 hereof with respect to this Agreement, the Agents may, with the prior consent of the Majority Banks (but not otherwise), consent to any modification, supplement or waiver under any of the Basic Documents, provided that, without the prior consent of Banks having 66-2/3% of the aggregate amount of the Commitments, or if the Commitments shall have terminated, Banks holding 66-2/3% of the aggregate unpaid principal amount of the Loans, neither the DLJSC Collateral Agent nor the DLJMC Collateral Agent shall (except as provided herein or in the Security Documents) release any collateral or otherwise agree to any amendment or waiver under the DLJSC Security Agreement requiring the consent of each "Lender" thereunder (including any modification of the definition of "DLJSC Borrowing Base", "DLJSC Borrowing Base Percentage" (or other term defined in
Section 8.04 (a) (ii) of the DLJSC Security Agreement) or "DLJMC Borrowing Base") or otherwise terminate any Lien under any Basic Document providing for collateral security, or agree to


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                                     - 84 -


additional obligations being secured by such collateral security except, in the case of the DLJSC Collateral, as contemplated by Sections 4.02 and 4.03 of the DLJSC Security Agreement (unless the Lien for such additional obligations shall be junior to the Lien in favor of the other obligations secured by such Basic Document), except that no such consent shall be required, and each of the DLJSC Collateral Agent and the DLJMC Collateral Agent is hereby authorized, to release any Lien covering Property that is the subject of a disposition of Property permitted hereunder or to which the Majority Banks have consented.

            Section 11. Miscellaneous.

            11.01 Waiver. No failure on the part of any Agent or Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            11.02 Notices. All notices, requests and other communications provided for herein and under the other Basic Documents (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof); or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            11.03 Expenses. Etc. Each Borrower agrees to pay or reimburse each of the Banks and each Agent (and its Affiliates) for: (a) all reasonable out-of-pocket costs and expenses of such Agent and its Affiliates (including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Agents, and internal counsel to each Agent) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Basic Documents and the making of the Loans hereunder and (ii) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Basic Documents (whether or not consummated); (b) all reasonable


                                Credit Agreement
out-of-pocket costs and expenses of the Banks and each Agent (and its Affiliates) (including, without limitation, the reasonable fees and expenses of legal counsel (or, if any Bank is not represented by outside counsel, the allocated costs of in-house counsel)) in connection with (i) any Default and any enforcement or collection proceedings resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 11.03; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Basic Documents or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Basic Document or any other document referred to therein.

            Each Borrower hereby agrees to indemnify each Agent and each Bank and their respective directors, officers, employees, attorneys, Affiliates and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including, without limitation, any and all losses, liabilities, claims, damages or expenses incurred by any Agent to any Bank, whether or not such Agent or any Bank is a party thereto) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the Loans hereunder or any actual or proposed use by any Borrower or any of its respective Subsidiaries of the proceeds of any of the Loans hereunder, including, without limitation, the reasonable fees and disbursements of counsel (or, if any Bank is not represented by outside counsel, the allocated costs of in-house counsel) incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified)

            11.04 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Borrowers and the Majority Banks, or by the Borrowers and each Agent acting with the consent of the Majority Banks, and any provision of this Agreement may be waived by the


                                Credit Agreement

Majority Banks or by each Agent acting with the consent of the Majority Banks; provided that: (a) no modification, supplement or waiver shall (i) unless by an instrument signed by the affected Bank, (A) increase, or extend the term of any Commitment of such Bank, or extend the time or waive any requirement for the reduction or termination of any Commitment of such Bank, (B) extend the date fixed for the payment of principal of or interest on any Loan or any fee payable hereunder to such Bank, (C) reduce the amount of any such payment of principal,
(D) reduce the rate at which interest is payable thereon or any fee is payable hereunder to such Bank, or (E) alter the rights or obligations of the Borrowers to prepay Loans of such Bank, or (ii) unless by an instrument signed by all of the Banks or by each Agent acting with the consent of all of the Banks, (A) alter the terms of this Section 11.04, Section 11.06(a) or Section 4.07(b) hereof, (B) modify the definition of the term "Majority Banks" or modify in any other manner the number or percentage of the Banks required to make any determinations or waive any rights hereunder or to modify any provision hereof,
(C) waive any of the conditions precedent set forth in Section 6.01 or 6.02 hereof or (D) release DLJ from its obligations as guarantor under the Parent Guarantee or modify the provisions of the Take-Out Commitments; and (b) any modification or supplement of Section 10 hereof or of any of the rights or obligations of any Agent hereunder shall require the consent of each Agent.

            Anything in this Agreement to the contrary notwithstanding, if at a time when the conditions precedent set forth in Section 6 hereof to any Loan hereunder are, in the opinion of the Majority Banks, satisfied, any Bank shall fail to fulfill its obligations to make such Loan then, for so long as such failure shall continue, such Bank shall (unless the Majority Banks, determined as if such Bank were not a "Bank" hereunder, shall otherwise consent in writing) be deemed for all purposes relating to amendments, modifications, waivers or consents under this Agreement or any of the other Basic Documents (including, without limitation, under this Section 11.04 and under Section 10.09 hereof) to have no Loans or Commitments, shall not be treated as a "Bank" hereunder when performing the computation of Majority Banks, and shall have no rights under the preceding paragraph of this Section 11.04; provided that any action taken by the other Banks with respect to the matters referred to in clause (a) of the preceding paragraph shall not be effective as against such Bank.

            If, pursuant to the DLJSC Security Agreement, any event thereunder requires the declaration, consent or approval of the "Lenders" thereunder, and the Majority Banks, 66-2/3% of the Banks or all of the Banks (as required hereunder) have voted in


                                Credit Agreement
favor of such declaration, consent or approval, then, for purposes of determining the effectiveness, under the DLJSC Security Agreement, of such declaration, consent or approval, all Banks hereunder (irrespective of their actual vote) shall be deemed to have voted in favor of such declaration, consent or approval, and, accordingly, the DLJSC Collateral Agent shall so vote all of the interests of the Banks hereunder together, as a single block of votes under the DLJSC Security Agreement. If less than the required percentage of Banks hereunder shall have voted in favor of such declaration, consent or approval, then, for purposes of determining the effectiveness, under the DLJSC Security Agreement, of such declaration, consent or approval, all Banks hereunder (irrespective of their actual vote) shall be deemed to have voted against such declaration, consent or approval, and accordingly, the DLJSC Collateral Agent shall so vote all of the interests of the Banks together, as a single block, under the DLJSC Security Agreement.

            11.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            11.06 Assignments and Participations.

            (a) No Borrower may assign any of its rights or obligations hereunder or under the Notes without the prior consent of all of the Banks and each Agent.

            (b) Each Bank may assign any of its Loans, its Notes, and its Maximum Aggregate Commitment in a minimum amount of $10,000,000 with the consent of the Borrowers and each Agent, which consent shall not be unreasonably withheld; provided that (i) no such consent by the Borrowers or Agents shall be required in the case of any assignment to another Bank or its Affiliates; (ii) no such consent by the Borrowers shall be required after the Commitment Termination Date, (iii) such Bank must, after giving effect to such assignment, maintain a Maximum Aggregate Commitment of, together with the aggregate outstanding amount of Loans continued to be held by such Bank, not less than $10,000,000; (iv) each such assignment by a Bank of its Loans, Notes or Maximum Aggregate Commitment shall be made in such manner so that the same portion of its Loans, Notes and Maximum Aggregate Commitment is assigned to the respective assignee (except that this clause (iv) shall not apply to rights in respect of outstanding Competitive Bid Loans) and each such assignment by a Bank of its Maximum Aggregate Commitment shall be made in such manner so that the same portion of its Commitment to each Borrower is assigned to the respective assignee; (v) unless a Default shall have occurred and be continuing, such assignment may not be made to any Person that is not a depository


                                Credit Agreement
institution; and (vi) no such consent of the Borrowers shall be required if a Default shall have occurred and be continuing. Upon execution and delivery by the assignee to the Borrowers and each Agent of an instrument in writing pursuant to which such assignee agrees to become a "Bank" hereunder (if not already a Bank) having the Commitments and Loans specified in such instrument, and upon consent thereto by the Borrowers and each Agent, to the extent required above, and upon compliance by the assigning Bank with the provisions of Section 4.03(d) of the DLJSC Security Agreement, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Borrowers and each Agent), the obligations, rights and benefits of a Bank hereunder holding the Maximum Aggregate Commitment and Loans (or portions thereof) assigned to it (in addition to the Commitments and Loans, if any, theretofore held by such assignee) and the assigning Bank shall, to the extent of such assignment, be released from the Commitments (or portion thereof) so assigned. No such assignment shall be effective until the assigning Bank or the assignee (as the parties may agree) has paid the Administrative Agent an assignment fee of $3500; provided, that, no Non-extending Bank (as defined in Section 2.10 hereof) that makes an assignment to an Additional Commitment Bank (as defined in Section 2.10 hereof) in connection with the extension of the Commitment Termination Date under Section 2.10 hereof shall have any obligation to pay such assignment fee.

            (c) A Bank may sell or agree to sell to one or more other Persons a participation in all or any part of any Loans held by it, or in any of its Commitments, in which event each purchaser of a participation (a "Participant") shall be entitled to the rights and benefits of the provisions of Section 8.01
(a) (iv) hereof with respect to its participation in such Loans and Commitment as if (and the applicable Borrower shall be directly obligated to such Participant under such provisions as if) such Participant were a "Bank" for purposes of said Section, but, except as otherwise provided in Section 4.07 (c) hereof, shall not have any other rights or benefits under this Agreement or any Note or any other Basic Document (the Participant's rights against such Bank in respect of such participation to be those set forth in the agreements executed by such Bank in favor of the Participant); provided that, notwithstanding the foregoing, no Bank may sell or agree to sell to one or more other Persons a participation in all or any part of any Loans held by it, or in any of its Commitments, unless, after giving effect thereto, such Bank shall continue to hold a Maximum Aggregate Commitment and/or Loans, in each case not subject to any participation, in an aggregate amount of $10,000,000. All amounts payable by a Borrower to any Bank under


                                Credit Agreement

Section 5 hereof in respect of Loans held by it, and its Commitment with respect to such Borrower, shall be determined as if such Bank had not sold or agreed to sell any participations in such Loans and Commitment, and as if such Bank were funding each of such Loans and Commitment in the same way that it is funding the portion of such Loans and Commitment in which no participations have been sold. In no event shall a Bank that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Basic Document except that such Bank may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of such Bank's Commitment or Maximum Aggregate Commitment, (ii) extend the date fixed for the payment of principal of or interest on the related Loan or Loans or any portion of any fee hereunder payable to the Participant,
(iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee, (v) alter the rights or obligations of a Borrower to prepay the related Loans or (vi) consent to any modification, supplement or waiver hereof or of any of the other Basic Documents to the extent that the same, under Section 10.09 or 11.04 hereof, requires the consent of each Bank.

            (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 11.06, any Bank may (without notice to the Borrowers (except in the case of clause (ii) below), any Agent or any other Bank and without payment of any fee) (i) assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank and (ii) assign all or any portion of its rights under this Agreement and its Loans and its Notes to an affiliate if such affiliate is a depository institution. No such assignment under clause (i) shall release the assigning Bank from its obligations hereunder.

            (e) A Bank may furnish any information concerning the Borrowers or any of their respective Subsidiaries and Affiliates in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 11.12(b) hereof.

            (f) Anything in this Section 11.06 to the contrary notwithstanding, no Bank may assign or participate any interest in any Loan held by it hereunder to any Borrower or any of such Borrower's Affiliates or Subsidiaries without the prior consent of each Bank.


                                Credit Agreement

            11.07 Survival. The obligations of the Borrowers under Sections 5.01, 5.05, 5.06 and 11.03 hereof, and the obligations of the Banks under
Section 10.05 hereof, shall survive the repayment of the Loans and the termination of the Commitments and, in the case of any Bank that may assign any of its Maximum Aggregate Commitment, Commitments or Loans hereunder or that may become a Non-extending Bank under Section 2.10 hereof, shall survive the making of such assignment or such Bank's becoming a Non-extending Bank, notwithstanding that such assigning Bank or Non-extending Bank may cease to be a "Bank" hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of any Loan, herein or pursuant hereto shall survive the making of such representation and warranty, and no Bank shall be deemed to have waived, by reason of making any Loan, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Bank or any Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

            11.08 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

            11.09 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

            11.10 Governing Law; Jurisdiction: Consent to Service of Process. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. Each Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement, any other Basic Document or the transactions contemplated hereby or thereby. Each Borrower irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. In connection with and without limiting the foregoing, each Borrower irrevocably waives, to the fullest extent permitted by applicable law, any claim that any action or proceeding commenced by any Agent or Bank relating in any way to this Agreement should be


                                Credit Agreement
dismissed or stayed by reason, or pending the resolution, of any action or proceeding commenced by any Borrower relating in any way to this Agreement whether or not commenced earlier. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section
11.02 hereof. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any manner permitted by law.

            11.11 Waiver of Jury Trial. EACH OF DLJ, DLJSC, DLJMC, THE DOCUMENTATION AGENT, THE ARRANGER, THE SYNDICATION AGENT, THE ADMINISTRATIVE AGENT, THE DLJSC COLLATERAL AGENT, THE DLJMC COLLATERAL AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER BASIC DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            11.12 Treatment of Certain Information; Confidentiality.

            (a) Each Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to such Borrower or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Bank or by one or more Subsidiaries or Affiliates of such Bank and such Borrower hereby authorizes each Bank to share any information delivered to such Bank by such Borrower and its Subsidiaries and Affiliates pursuant to this Agreement, or in connection with the decision of such Bank to enter into this Agreement, to any such Subsidiary or Affiliate, it being understood that any such Subsidiary or Affiliate receiving such information shall be bound by the provisions of clause (b) below as if it were a Bank hereunder.

            (b) Each Bank and each Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives that receives the confidential information referred to below from such Bank or Agent) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices, any non-public information supplied to it by any Borrower pursuant to this Agreement which is identified by such Borrower as being confidential at the time the same is delivered to the Banks or the Agents, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any of the Banks or the Agents, (iii) to Governmental Authorities, or representatives thereof, or regulatory personnel, auditors or accountants, (iv) to the Agents or any other Bank,


                                Credit Agreement

(v) in connection with any litigation to which any one or more of the Banks or any Agent is a party, (vi) to a Subsidiary or Affiliate of such Bank as provided in clause (a) above or (vii) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Bank an agreement pursuant to which such assignee or participant (or prospective assignee or participant) agrees to keep confidential the above-described information on substantially the same terms as set forth above.

            (c) In the event that any Bank receives a request to disclose any non-public information of any Borrower under a subpoena or judicial or administrative order, such Bank shall, to the extent not prohibited by law or such legal process, (i) notify such Borrower thereof within ten (10) days after receipt of such request, (ii) consult with such Borrower, to the extent reasonable, on the advisability of taking steps to resist or narrow such request, and (iii) if disclosure is required or deemed advisable, cooperate, to the extent reasonable and at such Borrower's expense, with such Borrower in any attempt that it may make to obtain an order or other reliable assurance that confidential treatment will be accorded to designated portions of the non-public information.


                                Credit Agreement

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        DONALDSON, LUFKIN & JENRETTE, INC.


                                        By /s/ Charles J. Hendrickson
                                           -------------------------------------
                                           Title: Senior Vice President
                                                   and Treasurer

                                        Address for Notices:

                                        277 Park Avenue
                                        23rd Floor
                                        New York, New York 10172

                                        Attention: Treasurer

                                        Telecopier No.: (212) 892-4670
                                        Telephone No.: (212) 892-4280


                                Credit Agreement

                                        DONALDSON, LUFKIN & JENRETTE
                                        SECURITIES CORPORATION


                                        By /s/ Charles J. Hendrickson
                                           -------------------------------------
                                           Title: Senior Vice President
                                                   and Treasurer

                                        Address for Notices:

                                        277 Park Avenue
                                        23rd Floor
                                        New York, New York 10172

                                        Attention: Treasurer

                                        Telecopier No.: (212) 892-4670
                                        Telephone No.: (212) 892-4280


                                Credit Agreement

                                        DLJ MORTGAGE CAPITAL, INC.


                                        By /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: VP

                                        Address for Notices:

                                        277 Park Avenue
                                        23rd Floor
                                        New York, New York 10172

                                        Attention: Treasurer

                                        Telecopier No.: (212) 892-4670
                                        Telephone No.: (212) 892-4280


                                Credit Agreement

                                     BANKS

Maximum                                 THE CHASE MANHATTAN BANK
Aggregate Commitment
                                        By /s/ [ILLEGIBLE]
$130,000,000                               -------------------------------------
                                           Title: Vice President
Commitment with respect to:

DLJ         $ 65,000,000                Lending Office for all Loans:
DLJSC       $130,000,000
DLJMC       $ 26,000,000                   The Chase Manhattan Bank
                                           1 Chase Manhattan Plaza
                                           Broker Dealer Division
                                           21st Floor
                                           New York, New York 10081

                                        Attention: John Basuino
                                                   Vice President

                                        Telecopier: 212-552-7654/7655

                                        Telephone: 212-552-7517

                                        Address for Notices:

                                           The Chase Manhattan Bank
                                           1 Chase Manhattan Plaza
                                           21st Floor
                                           New York, New York 10081

                                        Attention: Annemarie Hickmann

                                        Telecopier No.: (212) 552-5287
                                        Telephone No.: (212) 552-4352


                                Credit Agreement

                                      BANKS

Maximum                                    THE BANK OF NEW YORK
Aggregate Commitment

$115,000,000
                                           By /s/ Mark T. Rogers
                                              ----------------------------------
Commitment with respect to:                   Title: Vice President

DLJ                 $ 57,500,000
DLJSC               $115,000,000           Lending Office for all Loans:
DLJMC               $ 23,000,000
                                              The Bank of New York
                                              1 Wall Street - Main Floor
                                              New York, New York

                                           Address for Notices:

                                              The Bank of New York
                                              1 Wall Street - Main Floor
                                              New York, New York 10286

                                           Attention: Mark T. Rogers
                                                      Securities
                                                      Industries
                                                      Division

                                           Telecopier No.: 212-809-9566

                                           Telephone No.: 212-635-6827

                                Credit Agreement

                                      BANKS

Maximum                                    THE FIRST NATIONAL BANK OF CHICAGO
Aggregate Commitment

$115,000,000
                                           By /s/ [ILLEGIBLE]
                                              ----------------------------------
Commitment with respect to:                Title: Vice President
DLJ                 $ 57,500,000
DLJSC               $115,000,000           Lending Office for all Loans:
DLJMC               $ 23,000,000
                                              The First National Bank of Chicago
                                              1 First National Plaza
                                              Chicago Illinois 60670

                                           Telecopier No.: 312-732-3246/3537

                                           Telephone No.: 312-732-2901

                                           Address for Notices:

                                              The First National Bank of Chicago
                                              1 First National Plaza
                                              Chicago Illinois 60670
                                              First National Bank of Chicago

                                           Attention: Tonya Booker

                                           Telecopier No.: 312-732-3246

                                           Telephone No.: 312-732-2901

                                Credit Agreement

                                      BANKS

Maximum                                    BANQUE NATIONALE DE PARIS
Aggregate Commitment

$90,000,000                                By /s/ William Shaheen
                                              ----------------------------------
Commitment with respect to:                   WILLIAM SHAHEEN
                                              Title: Vice President
DLJ                 $45,000,000
DLJSC               $90,000,000
DLJMC               $18,000,000               By /s/ Diane Ferguson
                                              ----------------------------------
                                              DIANE FERGUSON
                                              Title: Vice President

                                              Lending Office for all Loans:

                                              Banque Nationale De Paris
                                              499 Park Avenue
                                              New York, New York 10022-1078

                                           Address for Notices:

                                              Banque Nationale De Paris
                                              499 Park Avenue
                                              New York, New York 10022-1078

                                           Attention: Marie C. Girault

                                           Telecopier No.: 212-415-9707

                                           Telephone No.: 212-415-9648

                                Credit Agreement

                                      BANKS

Maximum                                    BANK OF AMERICA NT & SA
Aggregate Commitment

$90,000,000
                                           By /s/ Robert A. Jennings
Commitment with respect to:                ----------------------------------
                                              ROBERT A. JENNINGS
DLJ                 $45,000,000            Title: MANAGING DIRECTOR
DLJSC               $90,000,000
DLJMC               $18,000,000            Lending Office for all Loans:

                                              Bank of America NT & SA
                                              1850 Gateway Boulevard
                                              Concord, California 94520

                                           Attention: Nanette Bagley

                                           Telecopier No.: 510-603-7293

                                           Telephone No.: 510-675-7111

                                           Address for Notices:

                                              Bank of America NT & SA
                                              1850 Gateway Boulevard
                                              Concord, California 94520

                                           Attention: Nanette Bagley

                                           Telecopier No.: 510-603-7293

                                           Telephone No.: 510-675-7111

                                Credit Agreement

                                      BANKS

Maximum                                    CREDIT LYONNAIS NEW YORK
Aggregate Commitment                          BRANCH

$90,000,000

Commitment with respect to:                   By /s/ Renaud d'Herbes
                                              ----------------------------------
DLJ                 $ 45,500,000              Renaud d'Herbes
DLJSC               $ 90,000,000              Title: Senior Vice President
DLJMC               $ 18,000,000
                                           Lending Office for all Loans:

                                              Credit Lyonnais New York
                                                Branch
                                              1301 Avenue of the Americas
                                              New York, New York 10019

                                           Attention: Seth Ruffer

                                           Telecopier No.: 212-261-3401

                                           Telephone No.: 212-261-7410

                                           Address for Notices:

                                              Credit Lyonnais New York
                                                Branch
                                              1301 Avenue of the Americas
                                              New York, New York 10019

                                           Attention: Seth Ruffer

                                           Telecopier No.: 212-261-3401

                                           Telephone No.: 212-261-7410

                                Credit Agreement

                                      BANKS

Maximum                                    SOCIETE GENERALE, NEW YORK
Aggregate Commitment                          BRANCH

$90,000,000

Commitment with respect to:                By /s/ Charles D. Fischer Jr.
                                              ----------------------------------
DLJ                 $45,500,000               Charles D. Fischer Jr.
DLJSC               $90,000,000            Title: Vice President
DLJMC               $18,000,000
                                           Lending Office for all Loans:

                                              Societe Generale,
                                                New York Branch
                                              1221 Avenue of the Americas
                                              New York, New York 10020

                                           Telex No.: 428802 SOCIEGEN

                                           Telecopier No.: 212-278-7614

                                           Telephone No.: 212-278-7251

                                           Address for Notices:

                                              Societe Generale,
                                                New York Branch
                                              1221 Avenue of the Americas
                                              New York, New York 10020

                                           Attention: Susan Golding

                                           Telex No.: 428802 SOCIEGEN

                                           Telecopier No.: 212-278-7614

                                           Telephone No.: 212-278-7251

                                Credit Agreement

                                      BANKS

Maximum                                    BANQUE PARIBAS
Aggregate Commitment

$75,000,000
                                           By /s/ [ILLEGIBLE]
                                              ----------------------------------
Commitment with respect to:                   Title: Authorised Signatory

DLJ                 $37,500,000
DLJSC               $75,000,000            By /s/ [ILLEGIBLE]
DLJMC               $15,000,000               ----------------------------------
                                              Title: Authorised Signatory

                                           Lending Office for all Loans:

                                              Banque Paribas
                                              The Equitable Tower
                                              787 Seventh Avenue
                                              New York, New York 10019

                                           Address for Notices:

                                              Banque Paribas
                                              The Equitable Tower
                                              787 Seventh Avenue
                                              New York, New York 10019

                                Credit Agreement

                                      BANKS

Maximum                                    DEUTSCHE BANK AG, NEW YORK
Aggregate Commitment                          AND/OR CAYMAN ISLANDS BRANCH

$75,000,000
                                           By /s/ Cornelia Fleischer
                                              ----------------------------------
                                              Cornelia Fleischer
Commitment with respect to:                   Title: Analyst
DLJ                 $37,500,000
DLJSC               $75,000,000            By /s/ Peter J. Bassler
DLJMC               $15,000,000               ----------------------------------
                                              PETER J. BASSLER
                                              Title: Vice President

                                           Lending Office for all Domestic
                                           Loans:

                                              Deutsche Bank AG
                                              31 West 52nd Street
                                              New York, New York 10019

                                              Attention: Lynn Sweeney

                                           Telecopier No.: 212-469-4139/
                                                                  4138

                                           Telephone No.: 212-469-4098

                                           Lending Office for all Eurodollar
                                           Loans:

                                              Deutsche Bank AG
                                              Cayman Islands Branch
                                              31 West 52nd Street
                                              New York, New York 10019

                                           Attention: Lynn Sweeney

                                           Telecopier No.: 212-469-4139/
                                                                  4138

                                           Telephone No.: 212-(469)-4098

                                Credit Agreement

                                           Address for Notices:

                                              Deutsche Bank AG
                                              31 West 52nd Street
                                              New York, New York 10019

                                           Attention: Lynn Sweeney

                                           Telecopier No.: 212-469-4139/
                                                                  4138

                                           Telephone No.: (212) 469-4098

                                Credit Agreement

                                      BANKS

Maximum                                    NATIONSBANK, N.A. (SOUTH)
Aggregate Commitment

$75,000,000
                                           By /s/ James F. Dever, Jr.
                                              ----------------------------------
Commitment with respect to:                   James F. Dever, Jr.
                                              Title: Senior Vice President
DLJ                 $37,500,000
DLJSC               $75,000,000            Lending Office for all Loans:
DLJMC               $15,000,000
                                              NationsBank, N.A. (South)
                                              55 Broadway, 4th Floor
                                              New York, New York 10006

                                           Attention: James F. Dever, Jr.

                                           Telecopier No.: 212-383-5901

                                           Telephone No.: 212-383-5912

                                           Address for Notices:

                                              NationsBank, N.A. (South)
                                              100 N. Tryon Street
                                              Charlotte, NC 28255

                                           Attention: Chris Chaffee

                                           Telecopier No.: 704-386-8694

                                           Telephone No.: 704-388-1043

                                Credit Agreement

                                      BANKS

Maximum                                    ROYAL BANK OF CANADA
Aggregate Commitment

$75,000,000
                                           By /s/ [ILLEGIBLE]
                                              ----------------------------------
Commitment with respect to:                   Title: Senior Manager

DLJ                 $37,500,000
DLJSC               $75,000,000            Lending Office for all Loans:
DLJMC               $15,000,000
                                              Royal Bank of Canada
                                              New York Branch
                                              Financial Square
                                              New York, New York 10005-
                                                                    3531

                                           Address for Committed Rate
                                           Loan Notices:

                                              Royal Bank of Canada
                                              New York Branch
                                              Financial Square, 23rd Floor
                                              New York, New York 10005-
                                                                    3531

                                           Attention: Dawn Sekeres

                                           Telecopier No.: 212-428-2372

                                           Telephone No.: 212-428-6326

                                Credit Agreement
                                           with a copy to:

                                              Royal Bank of Canada
                                              New York Branch
                                              Financial Square
                                              24th Floor
                                              New York, New York 10035

                                           Attention: Joanne F. Cicino

                                           Telecopier No.: 212-809-7468

                                           Telephone No.: 212-428-6332

                                           Address for Competitive Bid
                                           Loan Notices:

                                              Royal Bank of Canada
                                              New York Branch
                                              Financial Square, 23rd Floor
                                              32 Old Slip
                                              New York, New York 10005-
                                                                    3531

                                           Attention: Irene Wanamaker

                                           Telecopier No.: 212-428-2310

                                           Telephone No.: 212-428-6308

                                              Royal Bank of Canada
                                              New York Branch
                                              Financial Square
                                              24th Floor
                                              New York, New York 10005

                                           Attention: Joanne F. Cicino

                                           Telecopier No.: 212-809-7468

                                           Telephone No.: 212-428-6382


                                Credit Agreement

                                      BANKS

Maximum                                    UNION BANK OF SWITZERLAND, NEW
Aggregate Commitment                          YORK BRANCH

$75,000,000
                                           By /s/ [ILLEGIBLE]
Commitment with respect to:                   ----------------------------------
                                              Title: Director
DLJ                 $37,500,000
DLJSC               $75,000,000
DLJMC               $15,000,000            By /s/ [ILLEGIBLE]
                                              ----------------------------------
                                           Title: Managing Director

                                           Lending Office for all Loans:

                                              Union Bank of Switzerland,
                                                New York Branch
                                              299 Park Avenue
                                              New York, New York 10171

                                           Attention: Mark Lancaster

                                           Telecopier No.: 212-821-4541

                                           Telephone No.: 212-821-6271

                                           Address for Notices:

                                           Union Bank of Switzerland, New
                                             York Branch
                                           299 Park Avenue
                                           New York, New York 10171

                                           Attention: James Broadus

                                           Telecopier No.: 212-821-3891

                                           Telephone No.: 212-821-3227


                                Credit Agreement

                                      BANKS

Maximum                                    BANCO SANTANDER
Aggregate Commitment

$50,000,000
                                           By /s/ Robert E. Schlegel
                                              ----------------------------------
                                              ROBERT E. SCHLEGEL
Commitment with respect to:
                                           Title: VICE PRESIDENT
DLJ                 $25,000,000                      MANAGER CORPORATE BANKING
DLJSC               $50,000,000                      BANCO SANTANDER
DLJMC               $10,000,000

                                           By /s/ Jorge Saavedra
                                              ----------------------------------
                                              JORGE SAAVEDRA
                                           Title: VICE PRESIDENT
                                                     BANCO SANTANDER

                                           Lending Office for all Loans:

                                           Banco Santander
                                           45 East 53rd Street
                                           New York, New York 10022

                                           Address for Notices:

                                              Banco Santander
                                              45 East 53rd Street
                                              New York, New York 10022

                                           Attention: Andy Encarnacion

                                           Telecopier No.: 212-350-3638

                                           Telephone No.: 212-350-3611


                                Credit Agreement

                                      BANKS

Maximum                                    BANK OF TOKYO-MITSUBISHI
Aggregate Commitment                          TRUST CO.

$50,000,000

Commitment with respect to:                By /s/ David R. Place
                                              ----------------------------------
DLJ                 $25,000,000               DAVID R. PLACE
DLJSC               $50,000,000               Title: Vice President
DLJMC               $10,000,000

                                           Lending Office for all Loans:

                                              Bank of Tokyo-Mitsubishi
                                                Trust Co.
                                              Securities Industry
                                                Department
                                              1251 Avenue of the Americas
                                              10th Floor
                                              New York, New York 10020

                                           Telex No.: 211315 BOT UR

                                           Telecopier No.: 212-780-5650

                                           Telephone No.: 212-782-5654

                                           Address for Notices:

                                              Bank of Tokyo-Mitsubishi
                                                Trust Co.
                                              1251 Avenue of the Americas
                                              10th Floor
                                              New York, New York 10020-
                                                                 1104

                                           Attention: Chris O'Lear

                                           Telex No.: 211315 BOT UR

                                           Telecopier No.: 212-780-5650

                                           Telephone No.: 212-782-5654


                                Credit Agreement

                                      BANKS

Maximum                                    CIBC Inc.
Aggregate Commitment

$50,000,000
                                           By /s/ [ILLEGIBLE]
Commitment with respect to:                   ----------------------------------
                                              Title: DIRECTOR, CIBC WOOD GUNDY
DLJ                 $25,000,000               SECURITIES CORP., AS AGENT
DLJSC               $50,000,000
DLJMC               $10,000,000            Lending Office for all Loans:

                                              CIBC Inc.
                                              2 Paces West
                                              2727 Paces Ferry Road
                                              Suite 1200
                                              Atlanta, Georgia 30339

                                           Attention: Sylvia Appleby

                                           Telecopies No.: 770-319-4953

                                           Telephone No.: 770-319-4849

                                           Address for Notices:

                                              CIBC Inc.
                                              2 Paces West
                                              2727 Paces Ferry Road
                                              Suite 1200
                                              Atlanta, Georgia 30339

                                           Attention: Sylvia Appleby

                                           Telecopies No.: 770-319-4953

                                           Telephone No.: 770-319-4849


                                Credit Agreement

                                      BANKS

Maximum                                    CITIBANK N.A.
Aggregate Commitment

$50,000,000
                                           By /s/ [ILLEGIBLE]
Commitment with respect to:                   ----------------------------------
                                              Title: ATTORNEY-IN-FACT
DLJ                 $25,000,000
DLJSC               $50,000,000
DLJMC               $10,000,000            Lending Office for all Loans:

                                              Citibank N.A.
                                              399 Park Avenue
                                              New York, New York 10043

                                              Attention: Michael Mauerstein

                                           Telex No.: 127001 CITIBANK
                                                       NYK

                                           Telecopier No.: 212-371-6309

                                           Telephone No.: 212-559-6895

                                           Address for Notices:

                                              Citibank, N.A.
                                              399 Park Avenue
                                              New York, New York 10043

                                           Attention: Brenda Killian

                                           Telex No.: 127001 CITIBANK
                                                       NYK

                                           Telecopier No.: 212-371-6309

                                           Telephone No.: 212-559-3883


                                Credit Agreement

                                      BANKS

Maximum                                    COMPAGNIE FINANCIERE DE CIC
Aggregate Commitment                         ET DE L'UNION EUROPEENNE

$50,000,000
                                           By /s/ Eric Longuet
                                              ----------------------------------
Commitment with respect to:                   Title: Vice President

DLJ                 $25,000,000
DLJSC               $50,000,000            By /s/ Nancy Nilsen
DLJMC               $10,000,000               ----------------------------------
                                              Title: Vice President

                                           Lending Office for all Loans:

                                              Compagnie Financiere de CIC
                                                 et de l'Union Europeenne
                                              520 Madison Avenue
                                              New York, New York 10022

                                           Address for Notices:

                                              Compagnie Financiere de CIC
                                                et de l'Union Europeenne
                                              520 Madison Avenue
                                              New York, New York 10022

                                           Attention: Nancy Nilsen

                                           Telecopier No.: 212-715-4535

                                           Telephone No.: 212-715-4412


                                Credit Agreement

                                      BANKS

Maximum                                    FLEET NATIONAL BANK
Aggregate Commitment

$50,000,000                                By /s/ [ILLEGIBLE]
                                              ----------------------------------
Commitment with respect to:                   Title: Vice President

DLJ                 $25,000,000
DLJSC               $50,000,000            Lending Office for all Loans:
DLJMC               $10,000,000
                                           Fleet National Bank
                                           One Landmark Square
                                           Stamford, Connecticut 06904

                                           Telecopier No.: 203-358-6111

                                           Telephone No.: 203-358-2028

                                           Address for Notices:

                                           Fleet National Bank
                                           One Landmark Square
                                           Stamford, Connecticut 06904

                                           Attention: Gwen Pesce

                                           Telecopier No.: 203-358-6111

                                           Telephone No.: 203-358-2032


                                Credit Agreement

                                      BANKS

Maximum                                    LLOYDS BANK PLC, MIAMI
Aggregate Commitment

$50,000,000
                                           By /s/ [ILLEGIBLE]
                                              ----------------------------------
Commitment with respect to:                   Title: Vice President

DLJ                 $25,000,000
DLJSC               $50,000,000            By /s/ Stephen  [ILLEGIBLE]
DLJMC               $10,000,000               ----------------------------------
                                              Title: Assistant Vice President
                                                     A088

                                           Lending Office for all Loans:

                                              Lloyds Bank Plc, Miami
                                              One Biscayne Tower
                                              Suite 3200
                                              2 South Biscayne Boulevard
                                              Miami, Florida 33191

                                           Address for Notices:

                                              Lloyds Bank Plc
                                              199 Water Street
                                              New York, New York 10038

                                           Attention: Michael Gilligan

                                           Telecopier No.: 212-607 4999

                                           Telephone No.: 212-607-4954


                                Credit Agreement

                                      BANKS

Maximum                                    MELLON BANK, N.A.
Aggregate Commitment

$50,000,000
                                           By /s/ [ILLEGIBLE]
                                              ----------------------------------
Commitment with respect to:                   Title: Vice President

DLJ                 $20,000,000
DLJSC               $50,000,000            Lending Office for all Loans:
DLJMC               $10,000,000
                                              Mellon Bank, N.A.
                                              3 Mellon Bank Center
                                              Pittsburgh, Pennsylvania 15255

                                           Attention: Theresa Heukeshoven

                                           Telecopier No. 412-236-2027

                                           Telephone No.: 412-234-9448

                                           Address for Notices:

                                              Mellon Bank, N.A.
                                              3 Mellon Bank Center
                                              23rd Floor
                                              Pittsburgh, Pennsylvania 15255

                                           Attention: Theresa Heukeshoven

                                           Telecopier No.: 412-236-2027

                                           Telephone No.: 412-234-9448


                                Credit Agreement

                                      BANKS

Maximum                                    MELLON BANK, N.A.
Aggregate Commitment

$50,000,000
                                           By /s/ [ILLEGIBLE]
                                              ----------------------------------
Commitment with respect to:                   Title: Vice President

DLJ                 $20,000,000
DLJSC               $50,000,000            Lending Office for all Loans:
DLJMC               $10,000,000
                                              Mellon Bank, N.A.
                                              3 Mellon Bank Center
                                              Pittsburgh, Pennsylvania 15255

                                           Attention: Theresa Heukeshoven

                                           Telecopier No. 412-236-2027

                                           Telephone No.: 412-234-9448

                                           Address for Notices:

                                              Mellon Bank, N.A.
                                              3 Mellon Bank Center
                                              23rd Floor
                                              Pittsburgh, Pennsylvania 15255

                                           Attention: Theresa Heukeshoven

                                           Telecopier No.: 412-236-2027

                                           Telephone No.: 412-234-9448


                                Credit Agreement

                                      BANKS

Maximum                                    PNC BANK, NATIONAL ASSOCIATION
Aggregate Commitment

$50,000,000
                                           By /s/ [ILLEGIBLE]
                                              ----------------------------------
Commitment with respect to:                   Title: Vice President

DLJ                 $25,000,000
DLJSC               $50,000,000            Lending Office for all Loans:
DLJMC               $10,000,000
                                              PNC Bank, N.A.
                                              1600 Market Street
                                              21st Floor
                                              Philadelphia, PA 19103

                                           Attention: Christina Kurczewski

                                           Telecopier No.: 215-585-7161

                                           Telephone No.: 215-585-6921

                                           Address for Notices:

                                              PNC Bank, N.A.
                                              1600 Market Street
                                              21st Floor
                                              Philadelphia, PA 19103

                                           Attention: Brenda J. Peck

                                           Telecopier No.: 215-585-7615

                                           Telephone No.: 215-585-6845


                                Credit Agreement

                                      BANKS

Maximum                                    THE SUMITOMO BANK, LIMITED
Aggregate Commitment                          NEW YORK BRANCH

$50,000,000
                                           By /s/ John C. Kissinger
                                              ----------------------------------
Commitment with respect to:                   John C. Kissinger
                                              Title: Joint General Manager

DLJ                 $25,000,000
DLJSC               $50,000,000            Lending Office for all Loans:
DLJMC               $10,000,000
                                              The Sumitomo Bank, Limited
                                                New York Branch
                                              277 Park Avenue
                                              6th Floor
                                              New York New York 10172

                                           Telex No.: 420515 ITT

                                           Telecopier No.: 212-224-5188

                                           Address for Notices:

                                              The Sumitomo Bank, Limited
                                                New York Branch
                                              277 Park Avenue
                                              6th Floor
                                              New York New York 10172

                                           Attention: Paul N. Kane

                                           Telecopier No.: (212) 224-5197

                                           Telephone No.: (212) 224-4152


                                Credit Agreement

                                      BANKS

Maximum                                    THE TORONTO-DOMINION BANK
Aggregate Commitment

$50,000,000
                                           By /s/ Jorge A. Garcia
                                              ----------------------------------
Commitment with respect to:                   JORGE A. GARCIA
                                              Title: MGR CR-ADMIN

DLJ                 $25,000,000
DLJSC               $50,000,000            Lending Office for all Loans:
DLJMC               $10,000,000
                                              The Toronto-Dominion Bank
                                              909 Fannin, Suite 1700
                                              Houston, Texas 77010

                                           Telecopier No.: 713-951-9921

                                           Telephone No.: 713-653-8200

                                           Address for Notices:

                                              The Toronto-Dominion Bank
                                              909 Fannin, Suite 1700
                                              Houston, Texas 77010

                                           Attention: Jorge A. Garcia
                                                      Manager-Credit
                                                      Administration

                                           Telecopier No.: 713-951-9921

                                           Telephone No.: 713-653-8242


                                Credit Agreement

                                      BANKS

Maximum
Aggregate Commitment                    WELLS FARGO BANK, N.A.
--------------------

$50,000,000                             By: /s/ [ILLEGIBLE]
                                           -------------------------------------
Commitment with respect to:                Title: VP

DLJ          $25,000,000                Lending Office for all Loans:
DLJSC        $50,000,000
DLJMC        $10,000,000                Loan Operations Manager
                                        201 3rd Street
                                        San Francisco, CA 94103

                                        Attention: Tessie Melgar

                                        Telecopier: 415-979-0675

                                        Telephone: 415-477-4421

                                        Address for Notices:

                                          Wells Fargo Bank, N.A.
                                          707 Wilshire, 16th Floor
                                          Los Angeles, CA 90017

                                        Attention: Patrick McCormick

                                        Telecopier No.: 213-614-2569

                                        Telephone No.: 213-614-4933

                                Credit Agreement

                                      BANKS

Maximum
Aggregate Commitment                    WELLS FARGO BANK, N.A.
--------------------

$50,000,000                             By: /s/ [ILLEGIBLE]      /s/ [ILLEGIBLE]
                                           -------------------------------------
Commitment with respect to:                Title: [ILLEGIBLE]        [ILLEGIBLE]

DLJ          $25,000,000                Lending Office for all Loans:
DLJSC        $50,000,000
DLJMC        $ 5,000,000                Loan Operations Manager
                                        201 3rd Street
                                        San Francisco, CA 94103

                                        Attention: Tessie Melgar

                                        Telecopier: 415-979-0675

                                        Telephone: 415-477-4421

                                        Address for Notices:

                                          Wells Fargo Bank, N.A.
                                          707 Wilshire, 16th Floor
                                          Los Angeles, CA 90017

                                        Attention: Patrick McCormick

                                        Telecopier No.: 213-614-2569

                                        Telephone No.: 213-614-4933

                                Credit Agreement

                                      BANKS

Maximum                                 COMMERZBANK AKTIENGESELLSCHAFT, NY
Aggregate Commitment                      BRANCH
--------------------

$25,000,000                             By:/s/ Joseph J. Hayes   /s/ William M. Earley
                                           -------------------------------------------
Commitment with respect to:                Title: Assistant               Vice
                                                  Treasurer             President

DLJ          $12,500,000
DLJSC        $25,000,000                Lending Office for Domestic Loans:
DLJMC        $ 5,000,000
                                          Commerzbank AG
                                          New York Branch
                                          2 World Financial Center
                                          New York, New York 10281-1050

                                        Telecopier:  212-266-7235

                                        Telephone No.:  212-266-7200

                                        Lending Office for Eurodollar Loans:

                                          Commerzbank AG
                                          Grand Cayman Branch
                                          2 World Financial Center
                                          New York, New York 10281-1050

                                        Telecopier No.:  212-266-7235

                                        Telephone No.:   212-266-7200

                                Credit Agreement

                                        Address for Notices:

                                          Commerzbank AG
                                          New York Branch
                                          2 World Financial Center
                                          New York, New York 10281-1050

                                        Attention:  Christine B. Scaffidi

                                        Telecopier No.:  212-266-7593

                                        Telephone No.:   212-266-7396

                                Credit Agreement

                                      BANKS

Maximum                                 DEN DANSKE BANK AKTIESELSKAB,
Aggregate Commitment                      CAYMAN ISLANDS BRANCH
--------------------

$25,000,000                             By: /s/ [ILLEGIBLE]
                                          --------------------------------------
Commitment with respect to:               Title: VP

DLJ          $12,500,000
DLJSC        $25,000,000                By: /s/ Sonia Kataria
DLJMC        $ 5,000,000                   -------------------------------------
                                           Title: SONIA KATARIA
                                                  VICE PRESIDENT

                                        Lending Office for all Loans:

                                          Den Danske Bank,
                                          Cayman Islands Branch
                                          c/o New York Branch
                                          280 Park Avenue
                                          4th Floor East Building
                                          New York, New York 10017

                                        Address for Notices:

                                          Den Danske Bank Aktielskab
                                          280 Park Avenue
                                          4th Floor East Building
                                          New York, New York 10017

                                        Attention: Maria Webb

                                        Telecopier No.: 212-599-2493

                                        Telephone No.:  212-9848432


                                     Credit Agreement

                                      BANKS

Maximum
Aggregate Commitment                    KREDIETBANK N.V.
--------------------

$25,000,000                             By: /s/ [ILLEGIBLE]
                                           -------------------------------------
Commitment with respect to:                Title: Vice President

DLJ          $12,500,000
DLJSC        $25,000,000                By: Robert Sneuffer
DLJMC        $ 5,000,000                    ------------------------------------
                                            Title: Robert Sneuffer
                                                   Vice President

                                        Lending Office for all Loans:

                                          Kredietbank N.V.
                                          Grand Cayman Branch
                                          125 West 55th Street
                                          New York, New York 10019

                                        Address for Notices:

                                          Kredietbank N.V.
                                          125 West 55th Street
                                          New York, New York 10019

                                Credit Agreement

                                      BANKS

Maximum
Aggregate Commitment                    REPUBLIC NATIONAL BANK OF NEW YORK
--------------------

$25,000,000                             By: /s/ James Powers Paul [ILLEGIBLE]
                                           -------------------------------------
Commitment with respect to:                Title:  JAMES POWERS        PAUL [ILLEGIBLE]
                                                SENIOR VICE PRESIDENT   VICE PRESIDENT
DLJ          $12,500,000
DLJSC        $25,000,000                Lending Office for all Loans:
DLJMC        $ 5,000,000
                                          Republic National Bank of New York
                                          452 Fifth Avenue
                                          New York, New York 10018

                                        Telecopier No.: 212-525-8370

                                        Telephone No.: 212-525-6662

                                        Address for Notices:

                                          Republic National Bank of New York
                                          452 Fifth Avenue
                                          New York, New York 10018

                                        Attention: Paul Lopez

                                        Telex No.: (RCA) 234-967
                                                   BLICBANK

                                        Telecopier No.: 212-525-8370

                                        Telephone No.: 212-525-6662

                                     Credit Agreement

                                      BANKS

Maximum
Aggregate Commitment                    THE SAKURA BANK, LIMITED
--------------------

$25,000,000                             By: /s/ Yasumasa Kikuchi
                                           -------------------------------------
Commitment with respect to:                Title: Yasumasa Kikuchi
                                                  Senior Vice President
DLJ          $12,500,000
DLJSC        $25,000,000                Lending Office for all Loans:
DLJMC        $ 5,000,000
                                          The Sakura Bank, Limited
                                          277 Park Avenue, 45 Floor
                                          New York, New York 10172

                                        Address for Notices:

                                          The Sakura Bank, Limited
                                          277 Park Avenue, 45 Floor
                                          New York, New York 10172

                                        Attention: Patricia L. Walsh

                                        Telecopier No.: 212-644-9565
                                                        212-754-6690

                                        Telephone No.: 212-756-6788

                                Credit Agreement

                                      BANKS

Maximum
Aggregate Commitment                    STANDARD CHARTERED BANK
--------------------

$25,000,000                             By: /s/ Paul Knox
                                           -------------------------------------
Commitment with respect to:                Title: Senior Vice President

DLJ          $12,500,000
DLJSC        $25,000,000                By: /s/ [ILLEGIBLE]
DLJMC        $ 5,000,000                ----------------------------------------
                                        Title: Vice President

                                        Lending Office for all Loans:

                                          Standard Chartered Bank
                                          707 Wilshire Boulevard
                                          Los Angeles, CA

                                        Attention: Qustandi Shiber

                                        Telecopier: 213-614-4270

                                        Telephone: 213-614-5037/5019

                                        Address for Notices:

                                        Standard Chartered Bank
                                          7 World Trade Center
                                          27th Floor
                                          New York, New York 10048

                                        Attention: Paul Knox

                                        Telecopier No.: 212-667-0251

                                        Telephone No.: 212-667-0157

                                Credit Agreement

                                      BANKS

Maximum
Aggregate Commitment                    SVENSKA HANDELSBANKEN
--------------------

                                        By: /s/ [ILLEGIBLE]
$25,000,000                                -------------------------------------
                                           Title: Vice President
Commitment with respect to:

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
DLJ          $15,000,000                   Title: Vice President
DLJSC        $25,000,000
DLJMC        $ 5,000,000
                                        Lending Office for all Loans:

                                          Svenska Handelsbanken
                                          153 East 53rd Street
                                          37th Floor
                                          New York, New York 10022

                                        Attention:  H. Newell Bacon

                                        Telex No.:  1561322 SVNY UT

                                        Telecopier No.:  212-326-5151

                                        Telephone No.:  212-326-2726

                                        Address for Notices:

                                          Svenska Handelsbanken
                                          153 East 53rd Street
                                          37th Floor
                                          New York, New York 10022

                                        Attention:  Sofia Ng

                                        Telex No.:  1561322 SVNY UT

                                        Telecopier No.:  212-326-5110

                                        Telephone No.:  212-326-2709
                                     Credit Agreement

                                          BANKS

Maximum                                 WESTDEUTSCHE LANDESBANK
Aggregate Commitment                      GIROZENTRALE, NEW YORK BRANCH
--------------------

$25,000,000                             By: /s/ [ILLEGIBLE]
                                           -------------------------------------
Commitment with respect to:                Title: Vice President

DLJ          $12,500,000
DLJSC        $25,000,000                By: /s/ [ILLEGIBLE]
DLJMC        $ 5,000,000                   -------------------------------------
                                        Title: [ILLEGIBLE]

                                        Lending Office for all Loans:

                                          Westdeutsche Landesbank
                                            Girozentrale, New York Branch
                                          1211 Avenue of the Americas
                                          24th Floor
                                          New York, New York 10036

                                        Telecopier No.:  212-302-7946

                                        Telephone No.:  212-852-6155

                                        Address for Notices:

                                          Westdeutsche Landesbank
                                           Girozentrale, New York Branch
                                          1211 Avenue of the Americas
                                          24th Floor
                                          New York, New York 10036

                                        Attention: Linda Imerti

                                        Telecopier No.: 212-302-7946

                                        Telephone No.: 212-852-6155


                                     Credit Agreement

                         [Page Intentionally Left Blank]

                                Credit Agreement

                                      BANKS

Maximum
Aggregate Commitment                    BANKBOSTON, N.A.
--------------------

$15,000,000                             By: /s/ [ILLEGIBLE]
                                           -------------------------------------
Commitment with respect to:                Title: Vice President

DLJ          $ 7,500,000                Lending Office for all Loans:
DLJSC        $15,000,000
DLJMC        $ 3,000,000                  BankBoston, N.A.
                                          100 Federal Street
                                          Mail Stop 01-10-08
                                          Boston, MA 02110

                                        Attention: Deirdre Holland-Cobery

                                        Telecopier No.: 617-434-1537

                                        Telephone No.:  617-434-0419

                                        Address for Notices:
                                          BankBoston, N.A.
                                          100 Federal Street
                                          Mail Stop 01-10-07
                                          Boston, MA 02110

                                        Attention: Stacy Kyriacou

                                        Telecopier No.: 617-434-7559

                                        Telephone No.: 617-434-4522

                                     Credit Agreement

                                      BANKS

Maximum
Aggregate Commitment                    BANKERS TRUST COMPANY
--------------------

$15,000,000                             By: /s/ [ILLEGIBLE]
                                        -------------------------------
Commitment with respect to:             Title: Managing Director

DLJ          $ 7,500,000                Lending Office for all Loans:
DLJSC        $15,000,000
DLJMC        $ 3,000,000                  Bankers Trust Company
DLJSC                                     One Bankers Trust Plaza
DLJMC                                     14th Floor
                                          130 Liberty Street
                                          New York, NY 10006

                                        Address for Notices:

                                          Bankers Trust Company
                                          One Bankers Trust Plaza
                                          14th Floor
                                          130 Liberty Street
                                          New York, NY 10006

                                        Attention: Larry Benison

                                        Telecopier No.: 212-250-7351

                                        Telephone No.:  212-250-7561

                                     Credit Agreement

                                      BANKS

Maximum
Aggregate Commitment                    CREDITO ITALIANO
--------------------

$15,000,000                             By: /s/ [ILLEGIBLE]
Commitment with respect to:                -------------------------------------
                                        Title: Sr. Vice President & Manager
DLJ          $ 7,500,000
DLJSC        $15,000,000
DLJMC        $ 3,000,000                By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Assistant Vice President

                                        Lending Office for all Loans:

                                          Credito Italiano
                                          375 Park Avenue
                                          New York, NY 10152

                                        Attention: Harmon P. Butler

                                        Telex No.: 424690 CRITNY
                                                   6801388 CRITNYUW

                                        Telecopier No.: 212-546-9675

                                        Telephone No.:  212-546-9611

                                        Address for Notices:

                                          Credito Italiano
                                          375 Park Avenue
                                          New York, NY 10152

                                        Attention: Luz David

                                        Telex No.: 424690 CRITNY
                                                   6801388 CRITNYUW

                                        Telecopier No.: 212-546-9675

                                        Telephone No.: 212-546-9616

                                Credit Agreement

                                          BANKS

Maximum                                 AUSTRALIA AND NEW ZEALAND BANKING
Aggregate Commitment                    GROUP LIMITED
--------------------

$15,000,000                             By: Michael Murphy
                                           ---------------------------------
Commitment with respect to:             Title: Vice President

DLJ          $ 7,500,000                Lending Office for all Loans:
DLJSC        $15,000,000
DLJMC        $ 3,000,000                  Australia and New Zealand Banking
                                          Group Limited
                                          1177 Avenue of the Americas
                                          6th Floor
                                          New York, New York 10036

                                        Telex No.: 667559 420636

                                        Telecopier No.: 212-801-9131

                                        Address for Notices:

                                          Australia and New Zealand Banking
                                          Group Limited
                                          1177 Avenue of the Americas
                                          6th Floor
                                          New York, New York 10036

                                        Attention: Tessie Amnute

                                        Telecopier No.: 212-801-9859

                                        Telephone No.: 212-801-9744

                                     Credit Agreement

                                      BANKS

Maximum
Aggregate Commitment                    BANK OF MONTREAL IRELAND PLC
--------------------

$15,000,000                             By: /s/ [ILLEGIBLE]
                                           ---------------------------------
Commitment with respect to:                Title: [ILLEGIBLE]

DLJ          $ 7,500,000                Lending Office for all Loans:
DLJSC        $15,000,000
DLJMC        $ 3,000,000                  Bank of Montreal Ireland plc
                                          4th Floor Segrave House
                                          19/20 Earlsfort Terrace
                                          Dublin 2, Ireland

                                        Address for Notices:

                                          Bank of Montreal Ireland plc
                                          4th Floor Segrave House
                                          19/20 Earlsfort Terrace
                                          Dublin 2, Ireland

                                        Attention: Eric Lindstrom

                                        Telecopier No.: 353-1-662-9301

                                        Telephone No.: 353-1-662-9300

                                        Address for Notices of drawdowns,
                                        rollovers, repayments and conversions:

                                        Bank of Montreal Financing Services
                                        First Canadian Place
                                        22nd Floor, SW
                                        PO Box 5
                                        Toronto, Ontario, M5X 1A5

                                        Attention: Vera de Costa
                                        Telephone No.: 416-867-5185
                                        Telecopier No.: 416-867-4116

                                     Credit Agreement

                                      BANKS

Maximum                                 BANQUE FRANCAISE DU COMMERCE
Aggregate Commitment                    EXTERIEUR
--------------------

$15,000,000                             By: /s/ Joan M. Farrell   /s/ [ILLEGIBLE]
                                           -------------------------------------------
Commitment with respect to:             Title: JOAN M. FARRELL             VICE
                                                  ASSISTANT              PRESIDENT
                                               VICE PRESIDENT
DLJ          $ 7,500,000
DLJSC        $15,000,000                Lending Office for all Loans:
DLJMC        $ 3,000,000
                                          Banque Francaise du Commerce
                                            Exterieur
                                            645 Fifth Avenue
                                            20th Floor
                                            New York, New York 10022

                                        Address for Notices:

                                          Banque Francaise du Commerce
                                            Exterieur
                                            645 Fifth Avenue
                                            20th Floor
                                            New York, New York 10022

                                        Attention: Anne Farley

                                        Telecopier No.: 212-872-5045

                                        Telephone No.: 212-872-5113

                                Credit Agreement

                                      BANKS

Maximum
Aggregate Commitment                    THE NORTHERN TRUST BANK
--------------------

$15,000,000                             By: /s/ [ILLEGIBLE]
                                           ---------------------------------
Commitment with respect to:                Title: Vice President

DLJ          $ 7,500,000                Lending Office for all Loans:
DLJSC        $15,000,000
DLJMC        $ 3,000,000                  The Northern Trust Bank
                                          50 South LaSalle Street
                                          Chicago, Illinois 60613

                                        Attention: Christina Jakus

                                        Telecopier: 312-444-4906

                                        Telephone: 312-444-3345

                                        Address for Notices:

                                          The Northern Trust Bank
                                          50 South LaSalle Street
                                          Chicago, Illinois 60613

                                        Attention: David Jankowski

                                        Telecopier No.: 312-444-4906

                                        Telephone No.: 312-444-7942

                                     Credit Agreement

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                          as DLJSC Collateral Agent,
                                          Documentation Agent and Payment Agent


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Vice President

                                        Address for Notices to First
                                          Chicago as DLJSC Collateral Agent
                                          and Documentation Agent:

                                          The First National Bank of Chicago
                                          Mail Suite 0159
                                          One First National Plaza
                                          Chicago, Illinois 60670

                                        Attention: Compliance Division

                                        Telecopier No.: (312) 732-3246

                                        Telephone No.: (312) 732-2901

                                Credit Agreement

                                        THE BANK OF NEW YORK as
                                          Administrative Agent, Payment Agent
                                          and DLJMC Collateral Agent


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title: Vice President

                                        Address for Notices to BNY as
                                        Administrative Agent:

                                        BNY Capital Markets, Inc.
                                        One Wall Street
                                        18th Floor
                                        New York, New York 10286

                                        Attention: Frances Ryan
                                                     Agency Function
                                                     Administration

                                        Telecopier No.: (212) 635-6365/6366/6367

                                        Telephone No.: (212) 635-4698

                                        with a copy to:

                                        The Bank of New York
                                        One Wall Street
                                        1st Floor
                                        New York, New York 10286

                                        Attention: Mark T. Rogers
                                                   Securities Industry
                                                     Banking Division

                                        Telecopier No.: (212) 809-9566

                                        Telephone No.: (212) 635-6827

                                     Credit Agreement

                                        DONALDSON, LUFKIN & JENRETTE SECURITIES
                                          CORPORATION, as Syndication Agent


                                        By: Charles J. Hendrickson
                                           -------------------------------------
                                           Title: Senior Vice President/
                                                  Treasurer Credit Agreement

                                Credit Agreement

                                                                         ANNEX A

                             Borrower Annex for DLJ

            The following sets forth additional terms and conditions for the borrowing of Loans by DLJ under the Credit Agreement. Unless otherwise indicated all references to sections in this Annex A are references to sections of the Credit Agreement.

Maximum Loan. The aggregate outstanding principal amount of Loans to DLJ shall not exceed $1,000,000,000 at any time.

Applicable Margin. The Applicable Margin for Loans to DLJ shall be 0.350% per annum.

Account Information. Each Bank shall make available the amount of the Loan or Loans to be made by it to the Payment Agent for DLJ, in immediately available funds, for account of DLJ at an account maintained by such Payment Agent with BNY at its Principal Office, account number 890-0303-948, ABA # 021000018, reference: DLJ. The amount so received by such Payment Agent shall, subject to the terms and conditions of this Agreement, be made available to DLJ by depositing the same, in immediately available funds, in an account of DLJ maintained by DLJ with BNY at its Principal Office and designated by DLJ.

Required Notice Periods. The following notice periods shall be applicable to borrowings by DLJ:

                                               Number of
                                               Business Days
Notice                                         Prior                 Time
------                                         -----                 ----

Borrowings of Federal Funds Rate Loans         same day              1:00 p.m.

Borrowings of or Conversions into,
Continuations as, or duration of
Interest Periods for, Committed
Eurodollar Loans                               3                     11:00 a.m.

Prepayments of Eurodollar Loans                3                     11:00 a.m.

Prepayments of all other Loans                 same day              11:00 a.m.

Account for Payments. Payments by DLJ pursuant to Section 4.01 shall be made to BNY, as Payment Agent, at an account maintained at the Principal Office of BNY, Special Financial products Division, account number 803-3297-689, ABA # 021000018, reference: DLJ.

                                     Annex A

                                                                         ANNEX B

                            Borrower Annex for DLJSC

            The following sets forth additional terms and conditions for the borrowing of Loans by DLJSC under the Credit Agreement. Unless otherwise indicated all references to sections in this Annex B are references to sections of the Credit Agreement.

Maximum Loan. The aggregate outstanding principal amount of Loans to DLJSC shall not exceed $2,000,000,000 at any time.

Applicable Margin. The Applicable Margin for Loans to DLJSC shall be 0.30% per annum.

Account Information. The proceeds of Loans to DLJSC shall be deposited at an account maintained with the Payment Agent for DLJSC, in immediately available funds, at an account maintained by such Payment Agent at its Principal Office title "DES Incoming Clearing Corp.", account number 75217653, ABA # 0711000013, reference: DLJSC. The amount so received by such Payment Agent shall be transferred to the Disbursement Account (as defined in the DLJSC Security Agreement) for disbursement by the DLJSC Collateral Agent in accordance with the terms of the DLJSC Security Agreement.

Required Notice Periods. The following notice periods shall be applicable to borrowings by DLJSC:

                                               Number of
                                               Business Days
Notice                                         Prior               Time
------                                         -----               ----

Borrowings of Federal Funds Rate Loans         same day            1:00 p.m.

Borrowings of Federal Funds Rate Loans
against pledge of Euroclear Securities
if funds are to be advanced by the
Euroclear Bank against such pledge             2                   1:00 p.m.

Borrowings of or Conversions into,
Continuations as, or duration of
Interest Periods for, Committed
Eurodollar Loans                               3                   11:00 a.m.

Prepayments of Eurodollar Loans                3                   11:00 a.m.

Prepayments of all other Loans                 same day            11:00 a.m.

Account for Payments. Payments by DLJSC pursuant to Section 4.01 shall be made to the Payment Agent for DLJSC at an account maintained by such Payment Agent with First Chicago at its

Principal Office titled "DES Incoming Clearing Corp.", account number 75217653, ABA # 071000013, reference: DLJSC.

                                    Annex B

                                                                         ANNEX C

                            Borrower Annex for DLJMC

            The following sets forth additional terms and conditions for the borrowing of Loans by DLJMC under the Credit Agreement. Unless otherwise indicated all references to sections in this Annex C are references to sections of the Credit Agreement.

Maximum Loans. The aggregate outstanding principal amount of Loans to DLJMC shall not exceed $400,000,000 at any time.

Applicable Margin. The Applicable Margin for Loans to DLJMC shall be 0.30% per annum.

Account Information. Each Bank shall, subject to the Borrowing Procedures referred to in this Annex C, make available the amount of the Loan or Loans to be made by it on any date to the Payment Agent for DLJMC, in immediately available funds, at an account maintained by such Payment Agent with BNY at its Principal Office, account number 890-0303-948, ABA # 021000018, reference:
DLJMC. The amount so received by such Payment Agent shall be transferred to the Disbursement Account (as defined below) and shall be disbursed by the DLJMC Collateral Agent in accordance with the Borrowing Procedures set forth below.

Required Notice Periods. The following notice periods shall be applicable to borrowings by DLJMC:

                                           Number of
                                           Business
Notice                                     Days Prior               Time
------                                     ----------               ----

Borrowings of Federal Funds
Rate Loans                                  same day              1:00 p.m.

Borrowings of or Conversions
into, Continuations as, or
duration of Interest Periods
for, Committed Eurodollar Loans            3                     11:00 a.m.

Prepayment of Eurodollar Loans             3                     11:00 a.m.

Prepayments of all other Loans             same day              11:00 a.m.

Account for Payments. Payments by DLJMC pursuant to Section 4.01 of the Credit Agreement shall be made to BNY, as Payment Agent, at an account maintained by such Payment Agent at the Principal Office of BNY, Special Financial Products Division, account number 803-3297-689, ABA # 021000018, reference: DLJMC.


                                     Annex C

Borrowing Procedures

            On or prior to the first borrowing of Loans by DLJMC under the Credit Agreement, DLJMC shall cause the DLJMC Collateral Agent to establish with BNY, and at all times thereafter until the payment in full of all of the DLJMC Secured Obligations (as defined in the DLJMC Security Agreements) and the termination of the DLJMC Security Agreements, the DLJMC Collateral Agent shall maintain and administer, a cash collateral account (the "Disbursement Account") designated "Cash Collateral Account pledged by DLJ Mortgage Capital, Inc. to The Bank of New York, as DLJMC Collateral Agent". The following provisions shall apply:

            (a) The Disbursement Account shall be a collateral account separate from all other accounts maintained by the DLJMC Collateral Agent.

            (b) No securities or other items other than Cash and Cash Equivalents shall at any time be credited to or maintained in the Disbursement Account.

            (c) The DLJMC Collateral Agent shall have sole dominion and control with the exclusive right of withdrawal over the Disbursement Account, and it shall be a term and condition of the Disbursement Account, and DLJMC hereby irrevocably instructs the DLJMC Collateral Agent, notwithstanding any other term or condition to the contrary herein or in any other agreement, that no DLJMC Collateral shall be released to or for the account of, or withdrawn by or for the account of, DLJMC or any other Person except as expressly provided in the Credit Agreement and the DLJMC Security Agreements.

            On the date designated for borrowing in any notice of borrowing requesting the Banks to make Committed Rate Loans to DLJMC or any Competitive Bid Confirmation, the DLJMC Collateral Agent shall verify that, based solely on the Daily Collateral Worksheets (as defined in the DLJMC Security Agreements) provided to the DLJMC Collateral Agent by the Collateral Custodians no later than 1:00 p.m., New York City time, on such date of borrowing, the DLJMC Borrowing Base in effect as of such date is not less than the aggregate amount of the DLJMC Secured Obligations (giving effect to such borrowing or borrowings of Committed Rate Loans and/or Competitive Bid Loans (as the case may be)) at such time. If at such time the aggregate amount of the DLJMC Secured Obligations would exceed the DLJMC Borrowing Base, the DLJMC Collateral Agent shall give prompt notice thereof to DLJMC and the amount of Loans so requested to be borrowed by


                                     Annex C

DLJMC and so notified by the DLJMC Collateral Agent to the Banks shall, without any further action on the part of DLJMC, be deemed to be such lesser amount of Loans the borrowing of which would not result in the DLJMC Secured Obligations exceeding the DLJMC Borrowing Base; provided such lesser amount is at least equal to $25,000,000 (or a larger multiple of $5,000,000) and; provided further, that the DLJMC Collateral Agent shall not reduce the amount of any Competitive Bid Loans proposed to be made until the amount of any Committed Rate Loans proposed to be made has been reduced to zero.

            If the amount of any borrowing by DLJMC has been reduced in accordance with the preceding paragraph, and a Bank has deposited funds into the Disbursement Account in connection therewith, DLJMC shall be entitled to direct the DLJMC Collateral Agent to promptly (and in any event during such Business Day so long as such direction is received not later than 3:00 p.m. (New York City time)) return the funds on deposit in the Disbursement Account to such Bank; provided that if no such directions are given by DLJMC, such funds shall remain on deposit in the Disbursement Account until such date as (i) DLJMC gives such direction to the DLJMC Collateral Agent, (ii) the DLJMC Borrowing Base equals or exceeds the amount of DLJMC Secured Obligations at such time and such funds are released to DLJMC in accordance with the provisions hereof or (iii) DLJMC gives the DLJMC Collateral Agent notice to invest such funds in Cash Equivalents (and, in each case, DLJMC shall be responsible for making payments of any interest payable on, and any fees associated with, such Loans, the proceeds of which are being held by the DLJMC Collateral Agent in the Disbursement Account); and provided further, if requested by the related Bank, such funds will be returned to such Bank to the extent that such funds remain on deposit in the Disbursement Account on the tenth Business Day following the date such funds were deposited therein and such Bank shall apply such returned funds to the repayment of the undisbursed Loans in respect of which such funds were originally provided to the DLJMC Collateral Agent. Notwithstanding anything to the contrary herein, on any Business Day on which a DLJMC Default has occurred and is continuing, the DLJMC Collateral Agent shall immediately return any funds on deposit in the Disbursement Account to the Bank or Banks, the proceeds of whose Loans to DLJMC are held on deposit in the Disbursement Account.

Additional Defined Terms.

            The following terms shall have the following meanings:

            "Acceptable State" means any state notified by DLJMC to the DLJMC Collateral Agent and the Banks from time to time and


                                     Annex C
approved in writing by the Majority Banks, which approval has not been revoked by the Majority Banks in their sole discretion, any such notice of revocation to be given no later than 10 Business Days prior to its intended effective date.

            "Accepted Servicing Practices" means, with respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

            "ALTA" means the American Land Title Association.

            "Applicable Collateral Percentage" means:

            (a) for each Multifamily Mortgage Loan, Hotel Mortgage Loan and Commercial Mortgage Loan, with respect to each period set forth below during which such Multifamily Mortgage Loan, Hotel Mortgage Loan or Commercial Mortgage Loan shall have been outstanding and shall not have been purchased pursuant to a Take-Out Commitment (such period to be deemed to commence on the date of the Mortgage Note relating to such Multifamily Mortgage Loan, Hotel Mortgage Loan or Commercial Mortgage Loan), the corresponding percentage set forth below:

             Period                                     Percentage
             ------                                     ----------

             Less than 151 days                             90%

             More than 150 days and
                 less than 180 days                         80%

             More than 179 days and
                 less than 210 days                         70%

             More than 209 days and
                 less than 240 days                         50%

             More than 239 days and
                 less than 270 days                         40%

             More than 269 days and
                 less than 300 days                         30%

             More than 299 days and
                 less than 330 days                         20%

             More than 329 days and
                 less than 360 days                         10%


                                     Annex C

             More than 359 days                               0%

            (b) for each Residential Mortgage Loan; with respect to each period set forth below during which such Residential Mortgage Loan shall have been outstanding and shall not have been purchased pursuant to a Take-Out Commitment (such period to be deemed to commence on the date of the Mortgage Note relating to such Residential Mortgage Loan), the corresponding percentage set forth below:

             Period                                    Percentage
             ------                                    ----------
             Less than 151 days                            90%

             More than 150 days and
               less than 180 days                          80%

             More than 179 days                             0%

            "Applicable Take-Out Price" means, with respect to each Mortgage Loan, the price at which DLJ Mortgage Acceptance has agreed to purchase such Mortgage Loan under the Mortgage Loan Take-Out Commitment, as reflected in the information specified on Annex 1 to the DLJMC Security Agreements submitted by DLJMC to either Collateral Custodian pursuant to Section 3 of the DLJMC Security Agreement to which such Collateral Custodian is a party in connection with the delivery in pledge of such Mortgage Loan under such Security Agreement.

            "Appraised Value" means the value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

            "Assignment of Mortgage" means, with respect to any Mortgage, an assignment of such Mortgage, and, with respect to any Multifamily Mortgage Loan, Commercial Mortgage Loan or Hotel Mortgage Loan, an assignment of any separate assignment of leases and rents, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment and pledge of such Mortgage, and with respect to any Multifamily Mortgage Loan, Commercial Mortgage Loan or Hotel Mortgage Loan, any separate assignment of leases and rents, to [the applicable Collateral Custodian].

            "Best's" means Best's Key Rating Guide, as the same shall be amended from time to time.

            "Cash" means immediately available funds in Dollars.


                                     Annex C

            "Cash Equivalents" means: (a) certificates of deposit issued by any bank or trust company organized under the laws or the United States of America or any state thereof and having capital, surplus and undivided profits of at least $2,000,000,000 and whose short-term domestic deposit obligations are rated A-1 by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), maturing not more than 90 days from the date or acquisition thereof; and (b) commercial paper rated A-1 by S&P or P-1 by Moody's, respectively, maturing not more than 90 days from the date of acquisition thereof.

            "Collateral Value" means, with respect to each Mortgage Loan, the Applicable Collateral Percentage of the least of (a) the face amount of the related Mortgage Note, (b) the acquisition price thereof net of any discount or fees associated with yield and net of the allocable cost of any associated servicing rights, (c) the Applicable Take-Out Price for such Mortgage Loan and (d) if a DLJMC Default shall have occurred and be continuing, the market value of such Mortgage Loan as determined by the DLJMC Collateral Agent in accordance with general market practice; provided that:

                  (i) the Collateral Value of all Residential Mortgage Loans
            secured by Non-Owner Occupied Mortgaged Properties may not exceed 20% of the Collateral Value of Eligible Residential Mortgage Loans at any one time pledged as DLJMC Collateral;

                  (ii) the Collateral Value of any Multifamily Mortgage Loan,
            Hotel Mortgage Loan and Commercial Mortgage Loan shall be limited to $30,000,000; and

                  (iii) the Collateral Value of any Eligible Mortgage Loan in
            respect of which any payment is more than 30 days past due shall be zero.

            "Commercial Mortgage Loan" means a Mortgage Loan secured by Mortgaged Property constituting commercial property that is not a hotel.

            "Cut-off Date" means the first day of the month in which the related Funding Date occurs.

            "Debt Service Ratio" means with respect to any Multifamily Mortgage Loan, Commercial Mortgage Loan or Hotel Mortgage Loan, as of any date of determination and for any


                                     Annex C
period, the applicable "Debt Service Coverage" ratio determined in accordance with, and defined in, the Underwriting Guidelines.

            "DLJMC Borrowing Base" means the aggregate Collateral Value of all Eligible Mortgage Loans; provided, that no Mortgage Loan shall be an Eligible Mortgage Loan to be included in the DLJMC Borrowing Base if (a) any Exceptions (as defined in the DLJMC Security Agreements) have been noted with respect thereto, (b) any information required under Annex 1 of the DLJMC Security Agreements has not been delivered to the applicable Collateral Custodian with respect to such Mortgage Loan, (c) a Collateral Custodian has been notified that such Mortgage Loan is subject to the security interest in favor of a Person other than the DLJMC Collateral Agent for the benefit of the Secured Parties
(as defined in the DLJMC Security Agreements) and (d) any such Mortgage Loan ceases to be an Eligible Mortgage Loan.

            "Due Date" means the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

            "Eligible Commercial Mortgage Loan" means a Commercial Mortgage Loan as to which the representations and warranties set forth on Part III of Schedule I to this Annex C are true and correct.

            "Eligible Hotel Mortgage Loan" means a Hotel Mortgage Loan as to which the representations and warranties set forth on Part IV of Schedule I to this Annex C are true and correct.

            "Eligible Mortgage Loans" mean, collectively, the Eligible Commercial Mortgage Loans, Eligible Hotel Mortgage Loans, Eligible Multifamily Mortgage Loans and Eligible Residential Mortgage Loans.

            "Eligible Multifamily Mortgage Loan" means a Multifamily Mortgage Loan as to which the representations and warranties set forth on Part II of
Schedule I to this Annex C are true and correct.

            "Eligible Residential Mortgage Loan" means a Residential Mortgage Loan as to which the representations and warranties set forth on Part I of
Schedule I to this Annex C are true and correct.

            "Escrow Payments" means with respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium


                                     Annex C
charges, and any other payments required to be held in escrow by the applicable Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

            "FHLMC" means the Federal Home Loan Mortgage Corporation, or any successor thereto.

            "FNMA" means the Federal National Mortgage Association, or any successor thereto.

            "Funding Date" has the meaning assigned to such term in the DLJMC Security Agreements.

            "Gross Margin" means with respect to each adjustable rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note.

            "Ground Lease" means a lease for all or any portion of the real property comprising the Mortgaged Property, the lessee's interest in which is held by the mortgagor of the related Mortgage Loan.

            "Hotel Mortgage Loan" means a Mortgage Loan secured by Mortgaged Property constituting a hotel.

            "Index" means with respect to each adjustable rate Mortgage Loan, the index set forth in the related Mortgage Note for the purpose of calculating the interest rate thereon.

            "Insurance Proceeds" means with respect to each Mortgage Loan, proceeds of insurance policies insuring such Mortgage Loan or the related Mortgaged Property.

            "Interest Rate Adjustment Date" means with respect to each adjustable rate Mortgage Loan, the date, specified in the related Mortgage Note and the Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

            "Loan-to-Value Ratio" or "LTV" means with respect to any Mortgage Loan, the ratio of the original outstanding principal amount of such Mortgage Loan to the lesser of (a) the Appraised Value of the related Mortgaged Property at origination or (b) if the related Mortgaged Property was purchased within 12 months of the origination of such Mortgage Loan, the purchase price of such Mortgaged Property.

            "Monthly Payment" means the scheduled monthly payment of principal and interest on a Mortgage Loan as adjusted in accordance with changes in the Mortgage Interest Rate pursuant to


                                     Annex C
the provision of the related Mortgage Note for an adjustable rate Mortgage Loan.

            "Mortgage" means the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on the fee or, with respect to Multifamily Mortgage Loans, Commercial Mortgage Loans or Hotel Mortgage Loans, the fee or leasehold estate, in real property securing such Mortgage Note, and with respect to Multifamily Mortgage Loans, Commercial Mortgage Loans or Hotel Mortgage Loans, the assignment of rents and leases related thereto.

            "Mortgage Interest Rate" means the annual rate of interest borne on a Mortgage Note, which shall be adjusted from time to time with respect to adjustable rate Mortgage Loans.

            "Mortgage Interest Rate Cap" means with respect to an adjustable rate Mortgage Loan, the limit on each Mortgage Interest Rate adjustment as set forth in the related Mortgage Note.

            "Mortgage Loan" means a mortgage loan which is pledged to the DLJMC Collateral Agent pursuant to a DLJMC Security Agreement to secure the DLJMC Secured Obligations, the Collateral File (as defined in such DLJMC Security Agreement) for which is held by the relevant Collateral Custodian, which mortgage loan includes, without limitation, (i) a promissory note and related mortgage (or deed of trust) and/or security agreements; (ii) all guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of DLJMC to return premiums or payments with respect thereto; (iii) all right, title and interest of DLJMC in the Mortgaged Property covered by said mortgage (or deed of trust); and (iv) the Take-Out Commitment related thereto.

            "Mortgage Loan File" means the items pertaining to a particular Mortgage Loan referred to in the DLJMC Security Agreements, and any related document required to be added thereto under the DLJMC Security Agreements.

            "Mortgage Loan Take-Out Commitment" means the Mortgage Loan Take-Out Commitment of DLJ Mortgage Acceptance, in the form of Exhibit E-l to the Credit Agreement, as the same shall be modified and supplemented in accordance with the terms thereof and in effect from time to time.

            "Mortgage Loan Schedule" means a list of Eligible Mortgage Loans to be pledged pursuant to Section 4 of either


                                     Annex C

DLJMC Security Agreement that is attached to a Custodial Identification Certificate (as defined in such DLJMC Security Agreement) and sets forth as to each Eligible Mortgage Loan, whether such Mortgage Loan is a Third-Party Pledged Mortgage Loan, the loan number thereof, the name of the Mortgagor with respect thereto and the original principal balance thereof.

            "Mortgage Note" means the note or other evidence of the indebtedness of the obligor under a Mortgage Loan.

            "Mortgaged Property" means the real property (including all buildings, fixtures, building, equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

            "Multifamily Mortgage Loan" means a Mortgage Loan secured by a first mortgage lien on a five-or-more family residential property.

            "Non-Owner Occupied Mortgaged Property" means a Mortgaged Property securing a Residential Mortgage Loan, which Mortgaged Property is not occupied by the obligor under such Residential Mortgage Loan as such obligor's primary residence.

            "PMI Policy" or "Primary Insurance Policy" means a policy of primary mortgage guaranty insurance issued by a Qualified Insurer.

            "Qualified Insurer" means an insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by FNMA and FHLMC and whose claims paying ability is rated in the two highest rating categories by any of the rating agencies with respect to primary mortgage insurance and in the two highest rating categories by Best's with respect to hazard and flood insurance.

            "Qualified Originator" means any Person listed in Schedule III to this Agreement and such other originators of mortgage loans from which the Company purchases Mortgage Loans as shall be acceptable to the DLJMC Collateral Agent.

            "Residential Mortgage Loan" means a Mortgage Loan secured by a first mortgage lien on a one-to-four family residential property.


                                     Annex C

            "Servicing File" means with respect to each Mortgage Loan, the file retained by DLJMC consisting of originals of all documents in the Mortgage Loan File which are not delivered to a Collateral Custodian and copies of the Mortgage Loan Documents set forth in Section 3 of the applicable DLJMC Security Agreement.

            "Underwriting Guidelines" means the separate underwriting guidelines of DLJMC for each type of Mortgage Loan, identified in a DLJMC Security Agreement, a copy of each of which has been delivered to the DLJMC Collateral Agent.


                                     Annex C

                                                                   Schedule I to
                                                                      Annex C to
                                                                Credit Agreement

                   Part I. Eligible Residential Mortgage Loans

            As to each Residential Mortgage Loan included in the DLJMC Borrowing Base on a Funding Date (and the related Mortgage, Mortgage Note, Assignment of Mortgage and Mortgaged Property), DLJMC shall be deemed to make the following representations and warranties to the Secured Parties (as defined in the applicable DLJMC Security Agreement) as of such Funding Date:

            (a) Mortgage Loans as Described. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loan is complete, true and correct in all material respects.

            (b) Payments Current. All payments required to be made up to such Funding Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan is delinquent nor has any payment under the Mortgage Loan been delinquent at any time since the origination of the Mortgage Loan. The first Monthly Payment shall be made, or shall have been made, with respect to the Mortgage Loan on its Due Date or within the grace period, all in accordance with the terms of the related Mortgage Note.

            (c) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage securing the Mortgage Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Neither DLJMC nor the Qualified Originator from which DLJMC acquired the Mortgage Loan has advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the proceeds of the Mortgage Loan, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest thereunder.

            (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect from the date of origination, except by a written instrument which has been recorded, if necessary to protect the interests of the Secured Parties (as defined in the applicable DLJMC Security Agreement), and which has been delivered to the applicable Collateral Custodian and the terms of which are reflected in the Mortgage Loan Schedule. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy, if any, and the


                         Part I of Schedule I to Annex C
title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. The Mortgagor in respect of the Mortgage Loan has not been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy and the title insurer, to the extent required by such policy, and which assumption agreement is part of the Mortgage Loan File delivered to the applicable Collateral Custodian and the terms of which are reflected in the Mortgage Loan Schedule.

            (e) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and the Mortgagor in respect of the Mortgage Loan was not a debtor in any state or Federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated. DLJMC has no knowledge nor has it received any notice that the Mortgagor in respect of the Mortgage Loan is a debtor in any state or federal bankruptcy or insolvency proceeding.

            (f) Hazard Insurance. The Mortgaged Property is insured by a fire and extended perils insurance policy, issued by a Qualified Insurer, and such other hazards as are customary in the area where the Mortgaged Property is located, and to the extent required by DLJMC as of the date of origination consistent with the Underwriting Guidelines, against earthquake and other risks insured against by Persons operating like properties in the locality of the Mortgaged Property, in an amount not less than the greatest of (i) 100% of the replacement cost of all improvements to the Mortgaged Property, (ii) the outstanding principal balance of the Mortgage Loan, or (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the Underwriting Guidelines. If any portion of the Mortgaged Property is in an area identified by any federal Governmental Authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(1) the outstanding principal balance of the Mortgage Loan, (2) the full insurable value of the Mortgaged Property, and (3) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973, as amended. All such insurance policies (collectively, the "hazard insurance policy") contain a standard mortgagee clause naming DLJMC, its successors and assigns (including without limitation, subsequent owners of the


                         Part I of Schedule I to Annex C

Mortgage Loan), as mortgagee, and may not be reduced, terminated or canceled without 30 days' prior written notice to the mortgagee. No such notice has been received by DLJMC. All premiums on such insurance policy have been paid. The related Mortgage obligates the Mortgagor to maintain all such insurance and, at the Mortgagor's failure to do so, authorizes the mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer and is in full force and effect. DLJMC has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by DLJMC.

            (g) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and DLJMC shall maintain or shall cause its agent to maintain in its possession, available for the inspection of the Agents, and shall deliver to the DLJMC Collateral Agent, upon demand, evidence of compliance with all such requirements.

            (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. DLJMC has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has DLJMC waived any default resulting from any action or inaction by the Mortgagor.

            (i) Location and Type of Mortgaged Property. The Mortgaged Property is located in an Acceptable State as identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an


                         Part I of Schedule I to Annex C
individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that any condominium unit or planned unit development shall conform with the applicable FNMA and FHLMC requirements regarding such dwellings and that no residence or dwelling is a mobile home or a manufactured dwelling. No portion of the Mortgaged Property is used for commercial purposes.

            (j) Valid First Lien. The Mortgage is a valid, subsisting, enforceable and perfected first lien on the real property included in the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

            (1) the lien of current real property taxes and assessments not yet due and payable;

            (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (a) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

            (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and DLJMC has full right to pledge and assign the same to the DLJMC Collateral Agent. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage.

            (k) Validity of Mortgage Documents. The Mortgage Note and the Mortgage and any other agreement executed and delivered by the Mortgagor in connection with the Mortgage Loan are


                         Part I of Schedule I to Annex C
genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any other such related agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to the Mortgage Loan has taken place on the part of any Person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan. DLJMC has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein.

            (l) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

            (m) Ownership. DLJMC is the sole owner and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and DLJMC has good, indefeasible and marketable title thereto, and has full right to transfer, pledge and assign the Mortgage Loan to the DLJMC Collateral Agent free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to assign, transfer and pledge the Mortgage Loan pursuant to the applicable DLJMC Security Agreement and following the pledge of the Mortgage Loan, the DLJMC Collateral Agent will hold the Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest except any such security interest created pursuant to the terms of the applicable DLJMC Security Agreement. After such Funding Date, until the pledge of the Mortgage Loan is relinquished by the DLJMC Collateral Agent, DLJMC will have no right to modify or alter the terms of the Mortgage Loan and DLJMC will have no obligation or right to repossess the Mortgage Loan or substitute another Mortgage Loan, except as provided in the DLJMC Security Agreements.

            (n) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they


                         Part I of Schedule I to Annex C
held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (ii) either (A) organized under the laws of such state,
(B) qualified to do business in such state, (C) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (D) not doing business in such state.

            (o) LTV, PMI Policy. The Mortgage Loan does not have an LTV greater than 80%. The original LTV of the Mortgage Loan either was not more than 80% or the excess over 75% is and will be insured as to payment defaults by a PMI Policy until the LTV of the Mortgage Loan is reduced to 80%. All provisions of such PMI Policy have been and are being complied with, such policy is valid and remains in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has resulted, or will result, in the exclusion from, denial of, or defense to coverage by such PMI Policy. If the Mortgage Loan provides for negative amortization or for the potential of negative amortization, such PMI Policy insures any increase in the outstanding principal balance from the original balance of the Mortgage Note. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain such PMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any such insurance premium.

            (p) Title Insurance. The Mortgage Loan is covered by either (i) an attorney's opinion of title and abstract of title, the form and substance of which is acceptable to prudent mortgage lending institutions making mortgage loans in the area wherein the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC and each such title insurance policy is issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring DLJMC, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (or to the extent the Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (j) of this Part I of
Schedule 1, and in the case of adjustable rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any

                         Part I of Schedule I to Annex C
interest therein. The title policy does not contain any special exceptions (other than the standard exclusions) for zoning and uses and has been marked to delete the standard survey exception or to replace the standard survey exception with a specific survey reading. DLJMC, its successors and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by the DLJMC Security Agreements. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including DLJMC, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by DLJMC.

            (q) No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event has occurred which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither DLJMC nor its predecessors have waived any default, breach, violation or event of acceleration.

            (r) No Mechanics' Liens. There are no mechanics or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage.

            (s) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning and building law, ordinance or regulation.

            (t) Origination; Payment Terms. The Mortgage Loan was originated by or in conjunction with a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company or a similar banking institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than 60 days after funds were disbursed in connection with the Mortgage


                         Part I of Schedule I to Annex C

Loan. The Mortgage Interest Rate is adjusted, with respect to adjustable rate Mortgage Loans, on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin (rounded up or down to the nearest .125%), subject to the Mortgage Interest Rate Cap. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, which installments of interest, with respect to adjustable rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than 30 years from commencement of amortization. The due date of the first payment under the Mortgage Note is no more than 60 days from the date of the Mortgage Note.

            (u) Customary Provisions. The Mortgage Note has a stated maturity. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by the Mortgagor on the Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (v) Conformance with Underwriting Guidelines and Agency Standards. The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines. The Mortgage Note and Mortgage are on forms similar to those used by FHLMC or FNMA and DLJMC has not made any representations to the Mortgagor that are inconsistent with the mortgage instruments used.

            (w) Occupancy of the Mortgaged Property. As of such Funding Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. DLJMC has not received notification from any Governmental Authority that the Mortgaged Property is in material non-compliance with such laws or regulations, is being used, operated or occupied unlawfully or has failed to have or obtain such inspection, licenses or certificates, as the case may be. DLJMC has not received notice of any violation or failure to


                         Part I of Schedule I to Annex C
conform with any such law, ordinance, regulation, standard, license or certificate. The Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence.

            (x) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (j) above.

            (y) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the applicable Collateral Custodian or any Secured Party to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (z) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered under the applicable DLJMC Security Agreement for the Mortgage Loan have been delivered to the applicable Collateral Custodian. DLJMC or its agent is in possession of a complete, true and accurate Mortgage Loan File in compliance with the applicable DLJMC Security Agreement, except for such documents the originals of which have been delivered to the applicable Collateral Custodian.

            (aa) Transfer of Mortgage Loans. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (bb) Due-On-Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

            (cc) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by DLJMC, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.


                         Part I of Schedule I to Annex C

            (dd) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNNA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (ee) Mortgaged Property Undamaged. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and the Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property and DLJMC has no knowledge of any such proceedings.

            (ff) Collection Practices; Escrow Deposits; Interest Rate Adjustments. The origination and collection practices used by the originator, each servicer of the Mortgage Loan and DLJMC with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices and applicable laws and regulations, and have been in all respects legal and proper. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, DLJMC and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due DLJMC have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited.

            (gg) Conversion to Fixed Interest Rate. With respect to adjustable rate Mortgage Loans, the Mortgage Loan is not convertible to a fixed interest rate Mortgage Loan.

            (hh) Other Insurance Policies. No action, inaction or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial


                         Part I of Schedule I to Annex C
of, or defense to coverage under, any applicable special hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by DLJMC or by any officer, director, or employee of DLJMC or any designee of DLJMC or any corporation in which DLJMC or any officer, director, or employee had a financial interest at the time of placement of such insurance.

            (ii) Soldiers' and Sailors' Civil Relief Act. The Mortgagor has not notified DLJMC, and DLJMC has no knowledge, of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.

            (jj) Appraisal. The Mortgage Loan File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by DLJMC, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of FNMA or FHLMC and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

            (kk) Disclosure Materials. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans, and DLJMC maintains such statement in the Mortgage Loan File.

            (ll) Construction or Rehabilitation of Mortgaged Property. The Mortgage Loan was not made in connection with the construction or rehabilitation of the Mortgaged Property or facilitating the trade-in or exchange of the Mortgaged Property.

            (mm) Securitization. The Mortgage Loan meets all applicable requirements to be included in a securitization of mortgage loans.

            (nn) No Defense to Insurance Coverage. No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to such Funding Date (whether or not known to DLJMC on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions,


                         Part I of Schedule I to Annex C
representations, errors, omissions, negligence, or fraud of DLJMC, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay.

            (oo) Capitalization of Interest. The Mortgage Note does not by its terms provide for the capitalization or forbearance of interest.

            (pp) No Equity Participation. Neither the Mortgage Note nor the Mortgage provides for any contingent or additional interest in the form of participation in the cash flow of the Mortgaged Property or a sharing in the appreciation of the value of the Mortgaged Property. The indebtedness evidenced by the Mortgage Note is not convertible to an ownership interest in the Mortgaged Property or the Mortgagor and DLJMC has not financed, nor does it own directly or indirectly, any equity of any form in the Mortgaged Property or the Mortgagor.

            (qq) Proceeds of Mortgage Loan. Except as expressly previously disclosed to the DLJMC Collateral Agent and the Banks, the proceeds of the Mortgage Loan have not been and shall not be used to satisfy, in whole or in part, any debt owed or owing by the Mortgagor to DLJMC or any Affiliate or correspondent of DLJMC.

            (rr) Take-Out Commitment. The Mortgage Loan is subject to a current, valid, binding, enforceable Take-Out Commitment.

            (ss) Withdrawn Mortgage Loans. If the Mortgage Loan has been released to DLJMC pursuant to a Request for Release and Receipt as permitted under Section 8 of the DLJMC Security Agreements, then (i) the promissory note relating to the Mortgage Loan was returned to the applicable Collateral Custodian within 10 Business Days of release, and (ii) the Collateral Value of the Mortgage Loan, when added to the Collateral Value of other Mortgage Loans included in the DLJMC Borrowing Base which have been similarly released by the Collateral Custodians to DLJMC, does not exceed $5,000,000.00.

            (tt) Origination Date. The Origination Date is no earlier than nine months prior to the date the Mortgage Loan is first included in the DLJMC Borrowing Base.

            (uu) No Exception. The applicable Collateral Custodian holding the Mortgage Loan has not noted any material exceptions on an Exception Report (as defined in the DLJMC Security Agreements) with respect to the Mortgage Loan which would materially adversely affect the Mortgage Loan or the


                         Part I of Schedule I to Annex C

DLJMC Collateral Agent's security interest, granted by DLJMC, in the Mortgage Loan.

            (vv) Qualified Originator. The Mortgage Loan has been originated by, and purchased by DLJMC from, a Qualified Originator.

            (ww) Mortgage Submitted for Recordation. The Mortgage either has been or will promptly be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.


                         Part I of Schedule I to Annex C

                   Part II. Eligible Multifamily Mortgage Loans

            As to each Multifamily Mortgage Loan included in the DLJMC Borrowing Base on a Funding Date (and the related Mortgage, Mortgage Note, Assignment of Mortgage and Mortgaged Property), DLJMC shall be deemed to make the following representations and warranties to the Secured Parties (as defined in the applicable DLJMC Security Agreement) as of such Funding Date:

            (a) Mortgage Loans as Described. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loan is complete, true and correct in all material respects.

            (b) Payments Current. All payments required to be made up to such Funding Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan is delinquent nor has any payment under the Mortgage Loan been delinquent at any time since the origination of the Mortgage Loan. The first Monthly Payment shall be made, or shall have been made, with respect to the Mortgage Loan on its Due Date or within the grace period, all in accordance with the terms of the related Mortgage Note.

            (c) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage securing the Mortgage Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Neither DLJMC nor the Qualified Originator from which DLJMC acquired the Mortgage Loan has advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the proceeds of the Mortgage Loan, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest thereunder.

            (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect from the date of origination, except by a written instrument which has been recorded, if necessary to protect the interests of the Secured Parties (as defined in the applicable DLJMC Security Agreement), and which has been delivered to the applicable Collateral Custodian and the terms of which are reflected in the Mortgage Loan Schedule. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required, and its terms are reflected on the Mortgage Loan Schedule. The Mortgagor in respect of the Mortgage Loan has not been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required, and which


                        Part II of Schedule I to Annex C
assumption agreement is part of the Mortgage Loan File delivered to the applicable Collateral Custodian and the terms or which are reflected in the Mortgage Loan Schedule.

            (e) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and the Mortgagor in respect of the Mortgage Loan was not a debtor in any state or Federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated. DLJMC has no knowledge nor has it received any notice that the Mortgagor in respect of the Mortgage Loan is a debtor in any state or federal bankruptcy or insolvency proceeding.

            (f) Hazard Insurance. The Mortgaged Property is insured by a fire and extended perils insurance policy, issued by a Qualified Insurer, and such other hazards as are customary in the area where the Mortgaged Property is located, and to the extent required by DLJMC as of the date of origination consistent with the Underwriting Guidelines, against earthquake and other risks insured against by Persons operating like properties in the locality of the Mortgaged Property, in an amount not less than the greatest of (i) 100% of the replacement cost of all improvements to the Mortgaged Property, (ii) the outstanding principal balance of the Mortgage Loan, or (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the Underwriting Guidelines. If any portion of the Mortgaged Property is in an area identified by any federal Governmental Authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(1) the outstanding principal balance of the Mortgage Loan, (2) the full insurable value of the Mortgaged Property, and (3) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973, as amended. All such insurance policies (collectively, the "hazard insurance policy") contain a standard mortgagee clause naming DLJMC, its successors and assigns (including without limitation, subsequent owners of the Mortgage Loan), as mortgagee, and may not be reduced, terminated or canceled without 30 days' prior written notice to the mortgagee. No such notice has been received by DLJMC. All premiums on such insurance policy have been paid. The related Mortgage obligates the Mortgagor to maintain all such insurance and, at the Mortgagor's failure to do so, authorizes the


                        Part II of Schedule I to Annex C
mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer and is in full force and effect. DLJMC has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by DLJMC. The Mortgagor maintains (A) rental continuation coverage sufficient to protect against loss for a period of up to 12 months, under a policy issued by a Qualified Insurer and (B) ordinance or law coverage if applicable under the terms and conditions of the Underwriting Guidelines.

            (g) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and DLJMC shall maintain or shall cause its agent to maintain in its possession, available for the inspection of the Agents, and shall deliver to the DLJMC Collateral Agent, upon demand, evidence of compliance with all such requirements.

            (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. DLJMC has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has DLJMC waived any default resulting from any action or inaction by the Mortgagor.

            (i) Location and Type of Mortgaged Property. The Mortgaged Property is located in an Acceptable State as identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a multifamily residence erected thereon; provided, however, that any multifamily property shall conform with the Underwriting Guidelines. The Mortgaged Property


                        Part II of Schedule I to Annex C
is being used for the purpose set forth in the Mortgagor's loan application.

            (j) Valid First Lien. The Mortgage is a valid, subsisting, enforceable and perfected first lien on the real property included in the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

            (1) the lien of current real property taxes and assessments not yet due and payable;

            (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (a) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

            (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and DLJMC has full right to pledge and assign the same to the DLJMC Collateral Agent. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage.

            (k) Validity of Mortgage Documents. The Mortgage Note and the Mortgage and any other agreement executed and delivered by the Mortgagor in connection with the Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such other related agreement, and the Mortgage Note, the


                        Part II of Schedule I to Annex C

Mortgage and any other such related agreement have been duly and properly executed by such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to the Mortgage Loan has taken place on the part of any Person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan. DLJMC has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein.

            (1) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

            (m) Ownership. DLJMC is the sole owner and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and DLJMC has good, indefeasible and marketable title thereto, and has full right to transfer, pledge and assign the Mortgage Loan to the DLJMC Collateral Agent free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to assign, transfer and pledge the Mortgage Loan pursuant to the applicable DLJMC Security Agreement and following the pledge of the Mortgage Loan, the DLJMC Collateral Agent will hold the Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest except any such security interest created pursuant to the terms of the applicable DLJMC Security Agreement. After such Funding Date, until the pledge of the Mortgage Loan is relinquished by the DLJMC Collateral Agent, DLJMC will have no right to modify or alter the terms of the Mortgage Loan and DLJMC will have no obligation or right to repossess the Mortgage Loan or substitute another Mortgage Loan, except as provided in the DLJMC Security Agreements.

            (n) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (ii) either (A) organized under the laws of such state, (B) qualified to do business in such state, (C) a federal savings and loan


                        Part II of Schedule I to Annex C
association, a savings bank or a national bank having a principal office in such state, or (D) not doing business in such state.

            (o) Loan-to-Value Ratio and Debt Service Ratio. The Loan-to-Value Ratio for the Mortgage Loan does not exceed 80%, except as otherwise pre-approved in writing by the Majority Banks. The Debt Service Ratio for the Mortgage Loan is not less than that set forth in the Underwriting Guidelines.

            (p) Title Insurance. The Mortgage Loan is covered by either (i) an attorney's opinion of title and abstract of title, the form and substance of which is acceptable to prudent mortgage lending institutions making mortgage loans in the area wherein the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC and each such title insurance policy is issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring DLJMC, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (or to the extent the Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (j) of this Part II of
Schedule I, and in the case of adjustable rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The title policy does not contain any special exceptions (other than the standard exclusions) for zoning and uses and has been marked to delete the standard survey exception or to replace the standard survey exception with a specific survey reading. DLJMC, its successors and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by the DLJMC Security Agreements. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including DLJMC, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by DLJMC. The title policy has been marked to delete the intervening lien exception


                        Part II of Schedule I to Annex C
and all premiums for such policy, including any premiums for endorsements and special endorsements, have been paid.

            (q) No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event has occurred which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither DLJMC nor its predecessors have waived any default, breach, violation or event of acceleration.

            (r) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage.

            (s) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning and building law, ordinance or regulation.

            (t) Origination; Payment Terms. The Mortgage Loan was originated by or in conjunction with a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company or a similar banking institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than 60 days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Interest Rate is adjusted, with respect to adjustable rate Mortgage Loans, on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin (rounded up or down to the nearest .125%), subject to the Mortgage Interest Rate Cap. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, which installments of interest, with respect to adjustable rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than 30 years from commencement of amortization.

            (u) Customary Provisions. The Mortgage Note has a stated maturity. The Mortgage contains customary and enforceable


                        Part II of Schedule I to Annex C
provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgagee Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by the Mortgagor on the Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. The Mortgage provides for the appointment of a receiver for rents in the event of an institution of foreclosure proceedings, or allows the Mortgagee to enter into possession to collect rents to the extent permitted by applicable law.

            (v) Conformance with Underwriting Guidelines and Agency Standards. The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines. The Mortgage Note and Mortgage are on forms similar to those used by FHLMC or FNMA and DLJMC has not made any representations to the Mortgagor that are inconsistent with the mortgage instruments used.

            (w) Occupancy of the Mortgaged Property. As of such Funding Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. DLJMC has not received notification from any Governmental Authority that the Mortgaged Property is in material non-compliance with such laws or regulations, is being used, operated or occupied unlawfully or has failed to have or obtain such inspection, licenses or certificates, as the case may be. DLJMC has not received notice of any violation or failure to conform with any such law, ordinance, regulation, standard, license or certificate.

            (x) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (j) above.

            (y) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the applicable Collateral Custodian or any Secured Party to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.


                        Part II of Schedule I to Annex C

            (z) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered under the applicable DLJMC Security Agreement for the Mortgage Loan have been delivered to the applicable Collateral Custodian. DLJMC or its agent is in possession of a complete, true and accurate Mortgage Loan File in compliance with the applicable DLJMC Security Agreement, except for such documents the originals of which have been delivered to the applicable Collateral Custodian.

            (aa) Transfer of Mortgage Loans. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (bb) Due-On-Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

            (cc) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by DLJMC, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

            (dd) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (ee) Mortgaged Property Undamaged. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and the Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the


                        Part II of Schedule I to Annex C

Mortgaged Property and DLJMC has no knowledge of any such proceedings.

            (ff) Collection Practices; Escrow Deposits; Interest Rate Adjustments. The origination and collection practices used by the originator, each servicer of the Mortgage Loan and DLJMC with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices and applicable laws and regulations, and have been in all respects legal and proper. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, DLJMC and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due DLJMC have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited.

            (gg) Conversion to Fixed Interest Rate. With respect to adjustable rate Mortgage Loans, the Mortgage Loan is not convertible to a fixed interest rate Mortgage Loan.

            (hh) Other Insurance Policies. No action, inaction or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by DLJMC or by any officer, director, or employee of DLJMC or any designee of DLJMC or any corporation in which DLJMC or any officer, director, or employee had a financial interest at the time of placement of such insurance.

            (ii) Soldiers' and Sailors' Civil Relief Act. The Mortgagor has not notified DLJMC, and DLJMC has no knowledge, of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.

            (jj) Appraisal. The Mortgage Loan File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by DLJMC, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the


                        Part II of Schedule I to Annex C
approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of FNMA or FHLMC and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

            (kk) Construction or Rehabilitation of Mortgaged Property. The Mortgage Loan was not made in connection with the construction or rehabilitation of the Mortgaged Property or facilitating the trade-in or exchange of the Mortgaged Property.

            (ll) Securitization. The Mortgage Loan meets all applicable requirements to be included in a securitization of mortgage loans.

            (mm) No Defense to Insurance Coverage. No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to such Funding Date (whether or not known to DLJMC on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of DLJMC, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay.

            (nn) Capitalization of Interest. The Mortgage Note does not by its terms provide for the capitalization or forbearance of interest.

            (oo) No Equity Participation. Neither the Mortgage Note nor the Mortgage provides for any contingent or additional interest in the form of participation in the cash flow of the Mortgaged Property or a sharing in the appreciation of the value of the Mortgaged Property. The indebtedness evidenced by the Mortgage Note is not convertible to an ownership interest in the Mortgaged Property or the Mortgagor and DLJMC has not financed, nor does it own directly or indirectly, any equity of any form in the Mortgaged Property or the Mortgagor.

            (pp) Proceeds of Mortgage Loan. Except as expressly previously disclosed to the DLJMC Collateral Agent and the Banks, the proceeds of the Mortgage Loan have not been and shall not be used to satisfy, in whole or in part, any debt owed or owing by


                        Part II of Schedule I to Annex C
the Mortgagor to DLJMC or any Affiliate or correspondent of DLJMC.

            (qq) Take-Out Commitment. The Mortgage Loan is subject to a current, valid, binding, enforceable Take-Out Commitment.

            (rr) Withdrawn Mortgage Loans. If the Mortgage Loan has been released to DLJMC pursuant to a Request for Release and Receipt as permitted under Section 8 of the applicable DLJMC Security Agreement, then (i) the promissory note relating to the Mortgage Loan was returned to the applicable Collateral Custodian within 10 Business Days of release, and (ii) the Collateral Value of the Mortgage Loan, when added to the Collateral Value of other Mortgage Loans included in the DLJMC Borrowing Base which have been similarly released by the Collateral Custodians to DLJMC, does not exceed $5,000,000.00.

            (ss) Origination Date. The Origination Date is no earlier than nine months prior to the date the Mortgage Loan is first included in the DLJMC Borrowing Base.

            (tt) No Exception. The applicable Collateral Custodian holding the Mortgage Loan has not noted any material exceptions on an Exception Report (as defined in the applicable DLJMC Security Agreement) with respect to the Mortgage Loan which would materially adversely affect the Mortgage Loan or the DLJMC Collateral Agent's security interest, granted by DLJMC, in the Mortgage Loan.

            (uu) Qualified Originator. The Mortgage Loan has been originated by, and purchased by DLJMC from, a Qualified Originator.

            (vv) Title Survey; Improvements. The Mortgage Loan File includes a title survey, certified to the Qualified Originator, its successors and assigns, and the title insurance company, in accordance with most recent minimum standards for title surveys as determined by the American Land Title Association, with the signature and seal of a licensed engineer or surveyor affixed thereto.

            (ww) Inspection. DLJMC has inspected or has caused to be inspected the Mortgaged Property in connection with the origination thereof no earlier than six months prior to such Funding Date.

            (xx) Access Routes. To the best of DLJMC's knowledge, at the time of origination, (i) all amenities, access routes or other items crucial to the related Appraised Value of the Mortgaged Property were under the direct control of the Mortgagor or are public property, (ii) the Mortgaged Property was contiguous to a physically open, dedicated all-weather public street, had all necessary permits and approvals for ingress and


                        Part II of Schedule I to Annex C
egress, was adequately serviced by public water, sewer systems and utilities and was on a separate tax parcel, separate and apart from any other property owned by the Mortgagor or any other Person, and (iii) the Mortgaged Property has all necessary access by public roads or by easements which in each case are not terminable and are not subordinated to any mortgage other than the Mortgage.

            (yy) Mortgagor is Landlord under Leases. The Mortgagor is the owner and holder of the landlord's interest under any lease for use and occupancy of all or any portion of the Mortgaged Property. The Mortgage provides for the appointment of a receiver for rents in the event of default or allows the mortgagee to enter into possession to collect the rents to the extent permitted by applicable law. Neither DLJMC nor, to the best of DJLMC's knowledge, the Mortgagor, has made any assignments of the landlord's interest in any such lease or any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable under any such lease, which assignments are presently outstanding and have priority over the Mortgage or any related assignment of leases, rents and profits given in connection with the origination of the Mortgage, other than as may be disclosed in the related lender's title insurance policy referred to in subparagraph (p) above. To DLJMC's knowledge and in reliance on the title policy contained in the Mortgage Loan File, an assignment of leases and/or rents and any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable first lien and first priority security interest on the property described therein except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally or by the application of the rules of equity. All furniture, fixtures, equipment and other personal property covered by any security agreement, assignment of leases and/or rents, chattel mortgage or equivalent document related to or delivered in connection with the Mortgage Loan in those jurisdictions in which the Mortgage cannot include such property, in accordance with practices which are customary among prudent mortgage lenders, are subject to a Uniform Commercial Code financing statement filed and/or recorded (or sent for filing and/or recording on such Funding Date) in all places necessary to perfect a valid first priority lien thereon.

            (zz) Mortgaged Property Leased to Tenants. If the Mortgage Loan is secured by Mortgaged Property which is leased to tenants:

            (1) The Mortgaged Property is not subject to any leases other than the leases described in the rent roll contained in the Mortgage Loan File (hereinafter referred to as the "Leases"), and such rent roll is accurate and complete in all material respects, including description of the rent and term. No Person has any possessory interest in


                        Part II of Schedule I to Annex C
      the Mortgaged Property or right to occupy the same except under and pursuant to the provisions of the Leases. Each Lease of all or any portion of the Mortgaged Property is subordinate to the Mortgage, unless otherwise approved by DLJMC and notified to the DLJMC Collateral Agent.

            (2) With respect to any Lease having the benefit of a non-disturbance or similar recognition agreement, there are no circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, any tenant (alone or considered with other tenants) of the Mortgaged Property, or the Mortgagor's or any tenant's credit standing that would cause prudent mortgage lenders making loans similar to the Mortgage Loan in the area in which the Mortgaged Property is located to refuse to grant such non-disturbance or similar recognition agreement.

            (3) There are no prior recorded assignments of the Leases or of any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable thereunder (hereinafter collectively referred to as the "Rents") which are now outstanding and have priority over the assignment of leases contained in the Mortgage Loan Documents and given in connection with the Mortgage Loan.

            (4) No Leases contain any option to purchase, any right of first refusal to lease or purchase, any right to terminate the Lease or vacate the premises prior to expiration of the lease term, or any other similar provisions which adversely affect the Mortgaged Property or which might adversely affect the rights of any holder of the Mortgage Loan. All of the Leases are in full force and effect and have not been modified or amended other than by documents contained in the Mortgage Loan File, and the Mortgage Loan File contains true and complete copies of the Leases. The Mortgagor has certified that all rents due and payable under the Leases have been paid in full and no such rents have been paid more than one month in advance of the Due Date.

            (5) The Leases do not require the landlord or the holder of the landlord's interest to rebuild, construct or repair any damages or destruction to the leased premises or to compensate or otherwise atone for a condemnation of part or all of the leased premises.

            (6) The Mortgagor has certified that neither the Mortgagor (landlord) nor any tenant under the Leases is in default under any of the terms, covenants or provisions of the Leases and DLJMC knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under any of the Leases.


                        Part II of Schedule I to Annex C

            (aaa) Organization. If not an individual, the Mortgagor has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its formation. The Mortgagor has requisite power and authority to (i) own its properties, (ii) transact the business in which it is now engaged, (iii) execute and deliver the Mortgage Note, the Mortgage and the other Mortgage Loan Documents and (iv) consummate the transactions contemplated hereby and thereby. The Mortgagor is duly qualified to do business and is in good standing in the jurisdiction where it is required to be so qualified in connection with the ownership, maintenance, management and operation of the Mortgaged Property. The Mortgagor possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged.

            (bbb) Mortgagor Properly Licensed and in Compliance With Terms of Mortgage Loan Documents. To the best of DLJMC'S knowledge, (i) the Mortgagor was at the time of origination in possession of all licenses, permits and other authorizations necessary and required by applicable law for the conduct of its business; (ii) all such licenses, permits and authorizations are valid and in full force and effect; and (iii) all material conditions on the Mortgagor's part to be fulfilled under the terms of any lease of the Mortgaged Property have been satisfied.

            (ccc) No Conflicts. The execution, delivery and performance of the Mortgage Note, the Mortgage, and the other Mortgage Loan Documents by the Mortgagor do not conflict with or constitute a default under, or result in the creation or imposition of any lien (other than pursuant to the Mortgage Loan Documents) pursuant to, any mortgage, deed of trust, loan agreement, partnership agreement, or other agreement or instrument to which the Mortgagor is a party or to which the Mortgaged Property is subject, nor will such action result in any violation of the provisions of any statute of any jurisdiction over the Mortgagor or the Mortgaged Property, and any qualification of or with any Governmental Authority required for the execution, delivery and performance by the Mortgagor of the Mortgage Note, the Mortgage, or the other Mortgage Loan Documents has been obtained and is in full force and effect.

            (ddd) Litigation. There are no actions, suits, or proceedings at law or in equity by or before any Governmental Authority now pending or, to the best of DLJMC's knowledge, threatened against or affecting the Mortgagor or the Mortgaged Property, which actions, suits or proceedings, if determined against the Mortgagor or the Mortgaged Property, might materially adversely affect the condition (financial or otherwise) or business of the Mortgagor or the condition or ownership of the Mortgaged Property.


                        Part II of Schedule I to Annex C

            (eee) No Violation of Environmental Laws. There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property.

            (fff) Agreements. The Mortgagor is not a party to any agreement or instrument or subject to any restriction which might adversely affect the Mortgagor. The Mortgagor is not in default in any material respect in the performance, observance, or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which the Mortgagor or the Mortgaged Property is bound.

            (ggg) Title. The Mortgagor has good, marketable, and indefeasible title in fee to the real property comprising part of the Mortgaged Property and good title to the balance of the Mortgaged Property, free and clear of all Liens, restrictions, covenants, easements and other matters affecting title whatsoever, subject only to the exceptions contained in clauses (l), (2) and (3) of paragraph (j) of this Part II of Schedule I.

            (hhh) No Bankruptcy Filing. To the best of DLJMC's knowledge, the Mortgagor is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of the Mortgagor's assets or the Mortgaged Property.

            (iii) Full and Accurate Disclosure. No statement of fact made by the Mortgagor in the Mortgage Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading. There is no material fact presently known to the Mortgagor that has not been disclosed to the Qualified Originator that adversely affects, or as far as the Mortgagor can foresee, might adversely affect, the Mortgaged Property or the business, operations or condition (financial or otherwise) of the Mortgagor.

            (jjj) No Plan Assets. The Mortgagor is not an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of the Mortgagor constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101.

            (kkk) Compliance. The Mortgagor and the Mortgaged Property and the use thereof comply in all material respects with all applicable legal requirements, including, without limitation, parking requirements. The Mortgagor is not in default or violation of any order, writ, injunction, decree or demand of any


                        Part II of Schedule I to Annex C

Governmental Authority, the violation of which might materially adversely affect the condition (financial or otherwise) or business of the Mortgagor.

            (lll) Contracts. There are no material contracts (other than management contracts) affecting the Mortgaged Property that are not terminable on one month's notice or less without cause and without penalty or premium.

            (mmm) Financial Information. Based upon the Mortgagor's representations and warranties, all financial data, including, without limitation the statements of cash flow and income and operating expense, that have been delivered to the Qualified Originator (i) are true, complete, and correct in all material respects, and (ii) accurately represent the financial condition of the Mortgaged Property and the Persons covered thereby as of the date of such reports.

            (nnn) Not a Foreign Person. The Mortgagor is not a "foreign person" within the meaning of 1445(f) (3) of the Code.

            (ooo) Separate Lots. The Mortgaged Property is comprised of one or more parcels, each of which constitutes a separate tax lot and does not constitute a portion of any other tax lot not a part of the Mortgaged Property. The Mortgaged Property is not assessed jointly with any other real property constituting a separate tax lot or with any other real property constituting a separate tax lot or with any personal property not constituting part of the Mortgaged Property such that the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged as a lien on the Mortgaged Property.

            (ppp) Assessments. There are no pending or proposed special or other assessments for public improvements or otherwise affecting the Mortgaged Property, nor to the best of DLJMC's knowledge are there any contemplated improvements to the Mortgaged Property that may result in such special or other assessments.

            (qqq) No Prior Assignment. The Qualified Originator is the assignee of all of the Mortgagor's interest under the leases affecting the Mortgaged Property and there are no prior assignments of any lease or any portion of the Mortgaged Property's revenue which are presently outstanding.

            (rrr) Mortgage Submitted for Recordation. The Mortgage either has been or will promptly be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

            (sss) SMMEA. The Mortgaged Property consists of a single parcel of real property, is a multifamily residential


                        Part II of Schedule I to Annex C
property containing five or more residential units, and otherwise meets the requirements for eligibility under the secondary Mortgage Market Enhancement Act of 1984.


                        Part II of Schedule I to Annex C

            Part III Eligible Commercial Mortgage Loans

            As to each Commercial Mortgage Loan included in the DLJMC Borrowing Base on a Funding Date (and the Mortgage, Mortgage Note, Assignment of Mortgage and Mortgaged Property), DLJMC shall be deemed to make the following representations and warranties to the Secured Parties (as defined in the applicable DLJMC Security Agreement) as of such Funding Date:

            (a) Mortgage Loans as Described. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loan is complete, true and correct in all material respects.

            (b) Payments Current. All payments required to be made up to such Funding Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan is delinquent nor has any payment under the Mortgage Loan been delinquent at any time since the origination of the Mortgage Loan. The first Monthly Payment shall be made, or shall have been made, with respect to the Mortgage Loan on its Due Date or within the grace period, all in accordance with the terms of the Mortgage Note.

            (c) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage securing the Mortgage Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Neither DLJMC nor the Qualified Originator from which DLJMC acquired the Mortgage Loan has advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the proceeds of the Mortgage Loan, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest thereunder.

            (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect from the date of origination, except by a written instrument which has been recorded, if necessary to protect the interests of the Secured Parties (as defined in the applicable DLJMC Security Agreement), and which has been delivered to the applicable Collateral Custodian and the terms of which are reflected in the Mortgage Loan Schedule. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required, and its terms are reflected on the Mortgage Loan Schedule. The Mortgagor in respect of the Mortgage Loan has not been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required, and which


                        Part III of Schedule I to Annex C
assumption agreement is part of the Mortgage Loan File delivered o the applicable Collateral Custodian and the terms of which are reflected in the Mortgage Loan Schedule.

            (e) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and the Mortgagor in respect of the Mortgage Loan was not a debtor in any state or Federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated. DLJMC has no knowledge nor has it received any notice that the Mortgagor in respect of the Mortgage Loan is a debtor in any state or federal bankruptcy or insolvency proceeding.

            (f) Hazard Insurance. The Mortgaged Property is insured by a fire and extended perils insurance policy, issued by a Qualified Insurer, and such other hazards as are customary in the area where the Mortgaged Property is located, and to the extent required by DLJMC as of the date of origination consistent with the Underwriting Guidelines, against earthquake and other risks insured against by Persons operating like properties in the locality of the Mortgaged Property, in an amount not less than the greatest of (i) 100% of the replacement cost of all improvements to the Mortgaged Property, (ii) the outstanding principal balance of the Mortgage Loan, or (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the Underwriting Guidelines. If any portion of the Mortgaged Property is in an area identified by any federal Governmental Authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(1) the outstanding principal balance of the Mortgage Loan, (2) the full insurable value of the Mortgaged Property, and (3) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973, as amended. All such insurance policies (collectively, the "hazard insurance policy") contain a standard mortgagee clause naming DLJMC, its successors and assigns (including without limitation, subsequent owners of the Mortgage Loan), as mortgagee, and may not be reduced, terminated or canceled without 30 days' prior written notice to the mortgagee. No such notice has been received by DLJMC. All premiums on such insurance policy have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance and, at the Mortgagor's failure to do so, authorizes the mortgagee to


                        Part III of Schedule I to Annex C
maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer and is in full force and effect. DLJMC has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by DLJMC. The Mortgagor maintains (A) rental continuation coverage sufficient to protect against loss for a period of up to 12 months, under a policy issued by a Qualified Insurer and (B) ordinance or law coverage if applicable under the terms and conditions of the Underwriting Guidelines.

            (g) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and DLJMC shall maintain or shall cause its agent to maintain in its possession, available for the inspection of the Agents, and shall deliver to the DLJMC Collateral Agent, upon demand, evidence of compliance with all such requirements.

            (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. DLJMC has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has DLJMC waived any default resulting from any action or inaction by the Mortgagor.

            (i) Location and Type of Mortgaged Property. The Mortgaged Property is located in an Acceptable State as identified in the Mortgage Loan Schedule and consists of a single parcel of real property upon which is located one or more commercial structures; provided, however, that any commercial property shall conform with the Underwriting Guidelines. The


                        Part III of Schedule I to Annex C

Mortgaged Property is being used for the purpose set forth in the Mortgagor's loan application.

            (j) Valid First Lien. The Mortgage is a valid, subsisting, enforceable and perfected first lien on the real property included in the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

            (1) the lien of current real property taxes and assessments not yet due and payable;

            (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (a) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

            (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and DLJMC has full right to pledge and assign the same to the DLJMC Collateral Agent. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage.

            (k) Validity of Mortgage Documents. The Mortgage Note and the Mortgage and any other agreement executed and delivered by the Mortgagor in connection with the Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such other related agreement, and the Mortgage Note, the


                        Part III of Schedule I to Annex C

Mortgage and any other such related agreement have been duly and properly executed by such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to the Mortgage Loan has taken place on the part of any Person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan. DLJMC has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein.

            (1) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

            (m) Ownership. DLJMC is the sole owner and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and DLJMC has good, indefeasible and marketable title thereto, and has full right to transfer, pledge and assign the Mortgage Loan to the DLJMC Collateral Agent free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to assign, transfer and pledge the Mortgage Loan pursuant to the applicable DLJMC Security Agreement and following the pledge of the Mortgage Loan, the DLJMC Collateral Agent will hold the Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest except any such security interest created pursuant to the terms of the applicable DLJMC Security Agreement. After such Funding Date, until the pledge of the Mortgage Loan is relinquished by the DLJMC Collateral Agent, DLJMC will have no right to modify or alter the terms of the Mortgage Loan and DLJMC will have no obligation or right to repossess the Mortgage Loan or substitute another Mortgage Loan, except as provided in the DLJMC Security Agreements.

            (n) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (ii) either (CA) organized under the laws of such state, (B) qualified to do business in such state, (C) a federal savings and loan


                        Part III of Schedule I to Annex C
association, a savings bank or a national bank having a principal office in such state, or (D) not doing business in such state.

            (o) Loan-to-Value Ratio and Debt Service Ratio. The Loan-to-Value Ratio for the Mortgage Loan does not exceed 75% except as otherwise pre-approved in writing by the Majority Banks. The Debt Service Ratio for the Mortgage Loan is not less than that set forth in the Underwriting Guidelines.

            (p) Title Insurance. The Mortgage Loan is covered by either (i) an attorney's opinion of title and abstract of title, the form and substance of which is acceptable to prudent mortgage lending institutions making mortgage loans in the area wherein the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC and each such title insurance policy is issued by a title insurer acceptable to FENMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring DLJMC, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (or to the extent the Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (j) of this Part III of
Schedule 1, and in the case of adjustable rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The title policy does not contain any special exceptions (other than the standard exclusions) for zoning and uses and has been marked to delete the standard survey exception or to replace the standard survey exception with a specific survey reading. DLJMC, its successors and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by the DLJMC Security Agreements. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including DLJMC, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by DLJMC. The title policy has been marked to delete the intervening lien exception


                        Part III of Schedule I to Annex C
and all premiums for such policy, including any premiums for endorsements and special endorsements, have been paid.

            (q) No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event has occurred which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither DLJMC nor its predecessors have waived any default, breach, violation or event of acceleration.

            (r) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the Mortgaged Property when are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage.

            (s) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning and building law, ordinance or regulation.

            (t) Origination; Payment Terms. The Mortgage Loan was originated by or in conjunction with a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company or a similar banking institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than 60 days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Interest Rate is adjusted, with respect to adjustable rate Mortgage Loans, on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin (rounded up or down to the nearest .125%), subject to the Mortgage Interest Rate Cap. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, which installments of interest, with respect to adjustable rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than 30 years from commencement of amortization.

            (u) Customary Provisions. The Mortgage Note has a stated maturity. The Mortgage contains customary and enforceable


                        Part III of Schedule I to Annex C
provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by the Mortgagor on the Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. The Mortgage provides for the appointment of a receiver for rents in the event of an institution of foreclosure proceedings, or allows the Mortgagee to enter into possession to collect rents to the extent permitted by applicable law.

            (v) Conformance with Underwriting Guidelines and Agency Standards. The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines. The Mortgage Note and Mortgage are on forms similar to those used by FHLMC or FNMA and DLJMC has not made any representations to the Mortgagor that are inconsistent with the mortgage instruments used.

            (w) Occupancy of the Mortgaged Property. As of such Funding Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. DLJMC has not received notification from any Governmental Authority that the Mortgaged Property is in material non-compliance with such laws or regulations, is being used, operated or occupied unlawfully or has failed to have or obtain such inspection, licenses or certificates, as the case may be. DLJMC has not received notice of any violation or failure to conform with any such law, ordinance, regulation, standard, license or certificate.

            (x) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (j) above.

            (y) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the applicable Collateral Custodian or any Secured Party to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.


                        Part III of Schedule I to Annex C

            (z) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered under the applicable DLJMC Security Agreement for the Mortgage Loan have been delivered to the applicable Collateral Custodian. DLJMC or its agent is in possession of a complete, true and accurate Mortgage Loan File in compliance with the DLJMC Security Agreements, except for such documents the originals of which have been delivered to the applicable Collateral Custodian.

            (aa) Transfer of Mortgage Loans. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (bb) Due-On-Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

            (cc) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by DLJMC, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

            (dd) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (ee) Mortgaged Property Undamaged. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and the Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the


                        Part III of Schedule I to Annex C

Mortgaged Property and DLJMC has no knowledge of any such proceedings.

            (ff) Collection Practices; Escrow Deposits; Interest Rate Adjustments. The origination and collection practices used by the originator, each servicer of the Mortgage Loan and DLJMC with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices and applicable laws and regulations, and have been in all respects legal and proper. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, DLJMC and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due DLJMC have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the Mortgage Note. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited.

            (gg) Conversion to Fixed Interest Rate. With respect to adjustable rate Mortgage Loans, the Mortgage Loan is not convertible to a fixed interest rate Mortgage Loan.

            (hh) Other Insurance Policies. No action, inaction or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by DLJMC or by any officer, director, or employee of DLJMC or any designee of DLJMC or any corporation in which DLJMC or any officer, director, or employee had a financial interest at the time of placement of such insurance.

            (ii) Soldiers' and Sailors' Civil Relief Act. The Mortgagor has not notified DLJMC, and DLJMC has no knowledge, of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.

            (jj) Appraisal. The Mortgage Loan File contains an appraisal of the Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by DLJMC, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and


                        Part III of Schedule I to Annex C
appraiser both satisfy the requirements of Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

            (kk) Construction or Rehabilitation of Mortgaged Property. The Mortgage Loan was not made in connection with the construction or rehabilitation of the Mortgaged Property or facilitating the trade-in or exchange of the Mortgaged Property.

            (ll) Securitization. The Mortgage Loan meets all applicable requirements to be included in a securitization of mortgage loans.

            (mm) No Defense to Insurance Coverage. No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to such Funding Date (whether or not known to DLJMC on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of DLJMC, the Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay.

            (nn) Capitalization of Interest. The Mortgage Note does not by its terms provide for the capitalization or forbearance of interest.

            (oo) No Equity Participation. Neither the Mortgage Note nor the Mortgage provides for any contingent or additional interest in the form of participation in the cash flow of the Mortgaged Property or a sharing in the appreciation of the value of the Mortgaged Property. The indebtedness evidenced by the Mortgage Note is not convertible to an ownership interest in the Mortgaged Property or the Mortgagor and DLJMC has not financed, nor does it own directly or indirectly, any equity of any form in the Mortgaged Property or the Mortgagor.

            (pp) Proceeds of Mortgage Loan. Except as expressly previously disclosed to the DLJMC Collateral Agent and the Banks, the proceeds of the Mortgage Loan have not been and shall not be used to satisfy, in whole or in part, any debt owed or owing by the Mortgagor to DLJMC or any Affiliate or correspondent of DLJMC.


                        Part III of Schedule I to Annex C

            (qq) Take-Out Commitment. The Mortgage Loan is subject to a current, valid, binding, enforceable Take-Out Commitment.

            (rr) Withdrawn Mortgage Loans. If the Mortgage Loan has been released to DLJMC pursuant to a Request for Release and Receipt as permitted under Section 8 of the DLJMC Security Agreements, then (i) the promissory note relating to the Mortgage Loan was returned to the applicable Collateral Custodian within 10 Business Days of release, and (ii) the Collateral Value of the Mortgage Loan, when added to the Collateral Value of other Mortgage Loans included in the DLJMC Borrowing Base which have been similarly released by the Collateral Custodians to DLJMC, does not exceed $5,000,000.00.

            (ss) Origination Date. The Origination Date is no earlier than nine months prior to the date the Mortgage Loan is first included in the DLJMC Borrowing Base.

            (tt) No Exception. The applicable Collateral Custodian holding the Mortgage Loan has not noted any material exceptions on an Exception Report (as defined in the DLJMC Security Agreements) with respect to the Mortgage Loan which would materially adversely affect the Mortgage Loan or the DLJMC Collateral Agent's security interest, granted by DLJMC, in the Mortgage Loan.

            (uu) Qualified Originator. The Mortgage Loan has been originated by, and purchased by DLJMC from, a Qualified Originator.

            (vv) Title Survey; Improvements. The Mortgage Loan File includes a title survey, certified to the Qualified Originator, its successors and assigns, and the title insurance company, in accordance with most recent minimum standards for title surveys as determined by the American Land Title Association, with the signature and seal of a licensed engineer or surveyor affixed thereto.

            (ww) Inspection. DLJMC has inspected or has caused to be inspected the Mortgaged Property in connection with the origination thereof no earlier than six months prior to such Funding Date.

            (xx) Access Routes. To the best of DLJMC's knowledge, at the time of origination, (i) all amenities, access routes or other items crucial to the related Appraised Value of the Mortgaged Property were under the direct control of the Mortgagor or are public property, (ii) the Mortgaged Property was contiguous to a physically open, dedicated all-weather public street, had all necessary permits and approvals for ingress and egress, was adequately serviced by public water, sewer systems and utilities and was on a separate tax parcel, separate and apart from any other property owned by the Mortgagor or any other


                        Part III of Schedule I to Annex C

Person, and (iii) the Mortgaged Property has all necessary access by public roads or by easements which in each case are not terminable and are not subordinated to any mortgage other than the Mortgage.

            (yy) Mortgagor is Landlord under Leases. The Mortgagor is the owner and holder of the landlord's interest under any lease for use and occupancy of all or any portion of the Mortgaged Property. The Mortgage provides for the appointment of a receiver for rents in the event of default or allows the mortgagee to enter into possession to collect the rents to the extent permitted by applicable law. Neither DLJMC nor, to the best of DLJMC's knowledge, the Mortgagor, has made any assignments of the landlord's interest in any such lease or any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable under any such lease, which assignments are presently outstanding and have priority over the Mortgage or any related assignment of leases, rents and profits given in connection with the origination of the Mortgage, other than as may be disclosed in the related lender's title insurance policy referred to in subparagraph (p) above. To DLJMC's knowledge and in reliance on the title policy contained in the Mortgage Loan File, an assignment of leases and/or rents and any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable first lien and first priority security interest on the property described therein except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally or by the application of the rules of equity. All furniture, fixtures, equipment and other personal property covered by any security agreement, assignment of leases and/or rents, chattel mortgage or equivalent document related to or delivered in connection with the Mortgage Loan in those jurisdictions in which the Mortgage cannot include such property, in accordance with practices which are customary among prudent mortgage lenders, are subject to a Uniform Commercial Code financing statement filed and/or recorded (or sent for filing and/or recording on such Funding Date) in all places necessary to perfect a valid first priority lien thereon.

            (zz) Mortgaged Property Leased to Tenants. If the Mortgage Loan is secured by Mortgaged Property which is leased to tenants:

            (1) The Mortgaged Property is not subject to any leases other than the leases described in the rent roll contained in the Mortgage Loan File (hereinafter referred to as the "Leases"), and such rent roll is accurate and complete in all material respects, including description of the rent and term. No Person has any possessory interest in the Mortgaged Property or right to occupy the same except under and pursuant to the provisions of the Leases. Each Lease of all or any portion of the Mortgaged Property is


                        Part III of Schedule I to Annex C
      subordinate to the Mortgage, unless otherwise approved by DLJMC and notified to the DLJMC Collateral Agent.

            (2) With respect to any Lease having the benefit of a non-disturbance or similar recognition agreement, there are no circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, any tenant (alone or considered with other tenants) of the Mortgaged Property, or the Mortgagor's or any tenant's credit standing that would cause prudent mortgage lenders making loans similar to the Mortgage Loan in the area in which the Mortgaged Property is located to refuse to grant such non-disturbance or similar recognition agreement.

            (3) There are no prior recorded assignments of the Leases or of any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable thereunder (hereinafter collectively referred to as the "Rents") which are now outstanding and have priority over the assignment of leases contained in the Mortgage Loan Documents and given in connection with the Mortgage Loan.

            (4) No Leases contain any option to purchase, any right of first refusal to lease or purchase, any right to terminate the Lease or vacate the premises prior to expiration of the lease term, or any other similar provisions which adversely affect the Mortgaged Property or which might adversely affect the rights of any holder of the Mortgage Loan. All of the Leases are in full force and effect and have not been modified or amended other than by documents contained in the Mortgage Loan File, and the Mortgage Loan File contains true and complete copies of the Leases. The Mortgagor has certified that all rents due and payable under the Leases have been paid in full and no such rents have been paid more than one month in advance of the Due Date.

            (5) The Leases do not require the landlord or the holder of the landlord's interest to rebuild, construct or repair any damages or destruction to the leased premises or to compensate or otherwise atone for a condemnation of part or all of the leased premises.

            (6) The Mortgagor has certified that neither the Mortgagor (landlord) nor any tenant under the Leases is in default under any of the terms, covenants or provisions of the Leases and DLJMC knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under any of the Leases.

            (aaa) Organization. If not an individual, the Mortgagor has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its


                        Part III of Schedule I to Annex C
formation. The Mortgagor has requisite power and authority to (i) own its properties, (ii) transact the business in which it is now engaged, (iii) execute and deliver the Mortgage Note, the Mortgage and the other Mortgage Loan Documents and (iv) consummate the transactions contemplated hereby and thereby. The Mortgagor is duly qualified to do business and is in good standing in the jurisdiction where it is required to be so qualified in connection with the ownership, maintenance, management and operation of the Mortgaged Property. The Mortgagor possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged.

            (bbb) Mortgagor Property Licensed and in Compliance With Terms of Mortgage Loan Documents. To the best of DLJMC's knowledge, (i) the Mortgagor was at the time of origination in possession of all licenses, permits and other authorizations necessary and required by applicable law for the conduct of its business; (ii) all such licenses, permits and authorizations are valid and in full force and effect; and (iii) all material conditions on the Mortgagor's part to be fulfilled under the terms of any lease of the Mortgaged Property have been satisfied.

            (ccc) No Conflicts. The execution, delivery and performance of the Mortgage Note, the Mortgage and the other Mortgage Loan Documents by the Mortgagor do not conflict with or constitute a default under, or result in the creation or imposition of any lien (other than pursuant to the Mortgage Loan Documents) pursuant to, any mortgage, deed of trust, loan agreement, partnership agreement, or other agreement or instrument, to which the Mortgagor is a party or to which the Mortgaged Property is subject, nor will such action result in any violation of the provisions of any statute of any jurisdiction over the Mortgagor or the Mortgaged Property, and any qualification of or with any Governmental Authority required for the execution, delivery, and performance by the Mortgagor of the Mortgage Note, the Mortgage, or the other Mortgage Loan Documents has been obtained and is in full force and effect as of such Funding Date.

            (ddd) Litigation. There are no actions, suits, or proceedings at law or in equity by or before any Governmental Authority now pending or, to the best of DLJMC's knowledge, threatened against or affecting the Mortgagor or the Mortgaged Property, which actions, suits or proceedings, if determined against the Mortgagor or the Mortgaged Property, might materially adversely affect the condition (financial or otherwise) or business of the Mortgagor or the condition or ownership of the Mortgaged Property.

            (eee) No Violation of Environmental Laws. There is no pending action or proceeding directly involving the Mortgaged


                        Part III of Schedule I to Annex C

Property in which compliance with any environmental law, rule or regulation is an issue; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property.

            (fff) Agreements. The Mortgagor is not a party to any agreement or instrument or subject to any restriction which might adversely affect the Mortgagor. The Mortgagor is not in default in any material respect in the performance, observance, or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which the Mortgagor or the Mortgaged Property is bound.

            (ggg) Title. The Mortgagor has good, marketable, and indefeasible title in fee to the real property comprising part of the Mortgaged Property and good title to the balance of the Mortgaged Property, free and clear of all Liens, restrictions, covenants, easements and other matters affecting title whatsoever, subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (j) of this Part III of Schedule I.

            (hhh) No Bankruptcy Filing. To the best of DLJMC's knowledge, the Mortgagor is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of the Mortgagor's assets or the Mortgaged Property.

            (iii) Full and Accurate Disclosure. No statement of fact made by the Mortgagor in the Mortgage Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading. There is no material fact presently known to the Mortgagor that has not been disclosed to the Qualified Originator that adversely affects, or as far as the Mortgagor can foresee, might adversely affect, the Mortgaged Property or the business, operations or condition (financial or otherwise) of the Mortgagor.

            (iii) No Plan Assets. The Mortgagor is not an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of the Mortgagor constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101.

            (kkk) Compliance. The Mortgagor and the Mortgaged Property and the use thereof comply in all material respects with all applicable legal requirements, including, without limitation, parking requirements. The Mortgagor is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which might materially


                        Part III of Schedule I to Annex C
adversely affect the condition (financial or otherwise) or business of the Mortgagor.

            (lll) Contracts. There are no material contracts (other than management contracts) affecting the Mortgaged Property that are not terminable on one month's notice or less without cause and without penalty or premium.

            (mmm) Financial Information. Based upon the Mortgagor's representations and warranties, all financial data, including, without limitation the statements of cash flow and income and operating expense, that have been delivered to the Qualified Originator (i) are true, complete, and correct in all material respects, and (ii) accurately represent the financial condition of the Mortgaged Property and the Persons covered thereby as of the date of such reports.

            (nnn) Not a Foreign Person. The Mortgagor is not a "foreign person" within the meaning of 1445(f)(3) of the Code.

            (ooo) Separate Lots. The Mortgaged Property is comprised of one or more parcels, each of which constitutes a separate tax lot and does not constitute a portion of any other tax lot not a part of the Mortgaged Property. The Mortgaged Property is not assessed jointly with any other real property constituting a separate tax lot or with any other real property constituting a separate tax lot or with any personal property not constituting part of the Mortgaged Property such that the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged as a lien on the Mortgaged Property.

            (ppp) Assessments. There are no pending or proposed special or other assessments for public improvements or otherwise affecting the Mortgaged Property, nor to the best of DLJMC's knowledge are there any contemplated improvements to the Mortgaged Property that may result in such special or other assessments.

            (qqq) No Prior Assignment. The Qualified Originator is the assignee of all of the Mortgagor's interest under the leases affecting the Mortgaged Property and there are no prior assignments of any lease or any portion of the Mortgaged Property's revenue which are presently outstanding.

            (rrr) Mortgage Submitted for Recordation. The Mortgage either has been or will promptly be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

            (sss) SMMEA. The Mortgaged Property consists of one or more parcels of real property upon which is located one or more commercial structures and otherwise meets the requirements


                        Part III of Schedule I to Annex C
for eligibility under the Secondary Mortgage Market Enhancement Act of 1984 for commercial property.

            (ttt) The Ground Lease. With respect to each ground lease to which the Mortgaged Property is subject (a "Ground Lease"): (i) the Mortgagor is the owner of a valid and subsisting interest as tenant under the Ground Lease; (ii) the Ground Lease is in full force and effect, unmodified and not supplemented by any writing or otherwise; (iii) all rent, additional rent and other charges reserved therein have been paid to the extent they are payable to the date hereof; (iv) the Mortgagor enjoys the quiet and peaceful possession of the estate demised thereby, subject to any sublease; (v) the Mortgagor is not in default under any of the terms thereof and there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default thereunder; (vii) the lessor under the Ground Lease is not in default under any of the terms or provisions thereof on the part of the lessor to be observed or performed; (vii) the lessor under the Ground Lease has satisfied all of its repair or construction obligations, if any, to date pursuant to the terms of the Ground Lease; and (ix) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, the Ground Lease.


                        Part III of Schedule I to Annex C

                     Part IV. Eligible Hotel Mortgage Loans

            As to each Hotel Mortgage Loan included in the DLJMC Borrowing Base on a Funding Date (and the related Mortgage, Mortgage Note, Assignment of Mortgage and Mortgaged Property), DLJMC shall be deemed to make the following representations and warranties to the Secured Parties (as defined in the applicable DLJMC Security Agreement) as of such Funding Date:

            (a) Mortgage Loans as Described. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loan is complete, true and correct in all material respects.

            (b) Payments Current. All payments required to be made up to such Funding Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan is delinquent nor has any payment under the Mortgage Loan been delinquent at any time since the origination of the Mortgage Loan. The first Monthly Payment shall be made, or shall have been made, with respect to the Mortgage Loan on its Due Date or within the grace period, all in accordance with the terms of the Mortgage Note.

            (c) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage securing the Mortgage Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Neither DLJMC nor the Qualified Originator from which DLJMC acquired the Mortgage Loan has advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the proceeds of the Mortgage Loan, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest thereunder.

            (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect from the date of origination, except by a written instrument which has been recorded, if necessary to protect the interests of the Secured Parties (as defined in the applicable DLJMC Security Agreement), and which has been delivered to the LaSalle Collateral Custodian under the LaSalle Security Agreement and the terms of which are reflected in the Mortgage Loan Schedule. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required, and its terms are reflected on the Mortgage Loan Schedule. The Mortgagor in respect of the Mortgage Loan has not been released, in whole or in part, except in connection with an assumption agreement approved by the title


                        Part IV of Schedule I to Annex C
insurer, to the extent required, and which assumption agreement is part of the Mortgage Loan File delivered to the LaSalle Collateral Custodian and the terms of which are reflected in the Mortgage Loan Schedule.

            (e) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and the Mortgagor in respect of the Mortgage Loan was not a debtor in any state or Federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated. DLJMC has no knowledge nor has it received any notice that the Mortgagor in respect of the Mortgage Loan is a debtor in any state or federal bankruptcy or insolvency proceeding.

            (f) Hazard Insurance. The Mortgaged Property is insured by a fire and extended perils insurance policy, issued by a Qualified Insurer, and such other hazards as are customary in the area where the Mortgaged Property is located, and to the extent required by DLJMC as of the date of origination consistent with the Underwriting Guidelines, against earthquake and other risks insured against by Persons operating like properties in the locality of the Mortgaged Property, in an amount not less than the greatest of (i) 100% of the replacement cost of all improvements to the Mortgaged Property, (ii) the outstanding principal balance of the Mortgage Loan, or (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the Underwriting Guidelines. If any portion of the Mortgaged Property is in an area identified by any federal Governmental Authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(1) the outstanding principal balance of the Mortgage Loan, (2) the full insurable value of the Mortgaged Property, and (3) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973, as amended. All such insurance policies (collectively, the "hazard insurance policy") contain a standard mortgagee clause naming DLJMC, its successors and assigns (including without limitation, subsequent owners of the Mortgage Loan), as mortgagee, and may not be reduced, terminated or canceled without 30 days' prior written notice to the mortgagee. No such notice has been received by DLJMC. All premiums on such insurance policy have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance and, at


                        Part IV of Schedule I to Annex C
the Mortgagor's failure to do so, authorizes the mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer and is in full force and effect. DLJMC has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by DLJMC. The Mortgagor maintains (A) rental continuation coverage sufficient to protect against loss for a period of up to 12 months, under a policy issued by a Qualified Insurer and (B) ordinance or law coverage if applicable under the terms and conditions of the Underwriting Guidelines.

            (g) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and DLJMC shall maintain or shall cause its agent to maintain in its possession, available for the inspection of the Agents, and shall deliver to the DLJMC Collateral Agent, upon demand, evidence of compliance with all such requirements.

            (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. DLJMC has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has DLJMC waived any default resulting from any action or inaction by the Mortgagor.

            (i) Location and Type of Mortgaged Property. The Mortgaged Property is located in an Acceptable State as identified in the Mortgage Loan Schedule and consists of a single parcel of real property upon which is located a hotel; provided, however, that any commercial property shall conform with the


                        Part IV of Schedule I to Annex C

Underwriting Guidelines. The Mortgaged Property is being used for the purpose set forth in the Mortgagor's loan application.

            (j) Valid First Lien. The Mortgage is a valid, subsisting, enforceable and perfected first lien on the real property included in the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

            (1) the lien of current real property taxes and assessments not yet due and payable;

            (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (a) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

            (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and DLJMC has full right to pledge and assign the same to the DLJMC Collateral Agent. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage.

            (k) Validity of Mortgage Documents. The Mortgage Note and the Mortgage and any other agreement executed and delivered by the Mortgagor in connection with the Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such other related agreement, and the Mortgage Note, the


                        Part IV of Schedule I to Annex C

Mortgage and any other such related agreement have been duly and properly executed by such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to the Mortgage Loan has taken place on the part of any Person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan. DLJMC has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein.

            (l) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

            (m) Ownership. DLJMC is the sole owner and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and DLJMC has good, indefeasible and marketable title thereto, and has full right to transfer, pledge and assign the Mortgage Loan to the DLJMC Collateral Agent free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to assign, transfer and pledge the Mortgage Loan pursuant to the LaSalle Security Agreement and following the pledge of the Mortgage Loan, the DLJMC Collateral Agent will hold the Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest except any such security interest created pursuant to the terms of the LaSalle Security Agreement. After such Funding Date, until the pledge of the Mortgage Loan is relinquished by the DLJMC Collateral Agent, DLJMC will have no right to modify or alter the terms of the Mortgage Loan and DLJMC will have no obligation or right to repossess the Mortgage Loan or substitute another Mortgage Loan, except as provided in the LaSalle Security Agreement.

            (n) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (ii) either (A) organized under the laws of such state, (B) qualified to do business in such state, (C) a federal savings and loan


                        Part IV of Schedule I to Annex C
association, a savings bank or a national bank having a principal office in such state, or (D) not doing business in such state.

            (o) Loan-to-Value Ratio and Debt Service Ratio. The Loan-to-Value Ratio for the Mortgage Loan does not exceed 70%, except as otherwise pre-approved in writing by the Majority Banks. The Debt Service Ratio for the Mortgage Loan is not less than that set forth in the Underwriting Guidelines.

            (p) Title Insurance. The Mortgage Loan is covered by either (i) an attorney's opinion of title and abstract of title, the form and substance of which is acceptable to prudent mortgage lending institutions making mortgage loans in the area wherein the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC and each such title insurance policy is issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring DLJMC, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (or to the extent the Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (j) of this Part IV of
Schedule 1, and in the case of adjustable rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The title policy does not contain any special exceptions (other than the standard exclusions) for zoning and uses and has been marked to delete the standard survey exception or to replace the standard survey exception with a specific survey reading. DLJMC, its successors and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by the LaSalle Security Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including DLJMC, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by DLJMC. The title policy has been marked to delete the intervening lien exception


                        Part IV of Schedule I to Annex C
and all premiums for such policy, including any premiums for endorsements and special endorsements, have been paid.

            (q) No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event has occurred which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither DLJMC nor its predecessors have waived any default, breach, violation or event of acceleration.

            (r) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage.

            (s) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning and building law, ordinance or regulation.

            (t) Origination; Payment Terms. The Mortgage Loan was originated by or in conjunction with a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company or a similar banking institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than 60 days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Interest Rate is adjusted, with respect to adjustable rate Mortgage Loans, on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin (rounded up or down to the nearest .125%), subject to the Mortgage Interest Rate Cap. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, which installments of interest, with respect to adjustable rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than 30 years from commencement of amortization.

            (u) Customary Provisions. The Mortgage Note has a stated maturity. The Mortgage contains customary and enforceable


                        Part IV of Schedule I to Annex C
provisions such as to render the rights and remedies the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by the Mortgagor on the Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. The Mortgage provides for the appointment of a receiver for rents in the event of an institution of foreclosure proceedings, or allows the Mortgagee to enter into possession to collect rents to the extent permitted by applicable law.

            (v) Conformance with Underwriting Guidelines and Agency Standards. The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines. The Mortgage Note and Mortgage are on forms similar to those used by FHLMC or FNMA and DLJMC has not made any representations to the Mortgagor that are inconsistent with the mortgage instruments used.

            (w) Occupancy of the Mortgaged Property. As of such Funding Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. DLJMC has not received notification from any Governmental Authority that the Mortgaged Property is in material non-compliance with such laws or regulations, is being used, operated or occupied unlawfully or has failed to have or obtain such inspection, licenses or certificates, as the case may be. DLJMC has not received notice of any violation or failure to conform with any such law, ordinance, regulation, standard, license or certificate.

            (x) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (j) above.

            (y) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the LaSalle Collateral Custodian or any Secured Party to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.


                        Part IV of Schedule I to Annex C

            (z) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered under the LaSalle Security Agreement for the Mortgage Loan have been delivered to the LaSalle Collateral Custodian. DLJMC or its agent is in possession of a complete, true and accurate Mortgage Loan File in compliance with the LaSalle Security Agreement, except for such documents the originals of which have been delivered to the LaSalle Collateral Custodian.

            (aa) Transfer of Mortgage Loans. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (bb) Due-On-Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

            (cc) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by DLJMC, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

            (dd) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (ee) Mortgaged Property Undamaged. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and the Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the


                        Part IV of Schedule I to Annex C

Mortgaged Property and DLJMC has no knowledge of any such proceedings.

            (ff) Collection Practices; Escrow Deposits; Interest Rate Adjustments. The origination and collection practices used by the originator, each servicer of the Mortgage Loan and DLJMC with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices and applicable laws and regulations, and have been in all respects legal and proper. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, DLJMC and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due DLJMC have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the Mortgage Note. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited.

            (gg) Conversion to Fixed Interest Rate. With respect to adjustable rate Mortgage Loans, the Mortgage Loan is not convertible to a fixed interest rate Mortgage Loan.

            (hh) Other Insurance Policies. No action, inaction or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by DLJMC or by any officer, director, or employee of DLJMC or any designee of DLJMC or any corporation in which DLJMC or any officer, director, or employee had a financial interest at the time of placement of such insurance.

            (ii) Soldiers' and Sailors' Civil Relief Act. The Mortgagor has not notified DLJMC, and DLJMC has no knowledge, of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.

            (jj) Appraisal. The Mortgage Loan File contains an appraisal of the Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by DLJMC, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and


                        Part IV of Schedule I to Annex C
appraiser both satisfy the requirements of Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

            (kk) Construction or Rehabilitation of Mortgaged Property. The Mortgage Loan was not made in connection with the construction or rehabilitation of the Mortgaged Property or facilitating the trade-in or exchange of the Mortgaged Property.

            (ll) Securitization. The Mortgage Loan meets all applicable requirements to be included in a securitization of mortgage loans.

            (mm) No Defense to Insurance Coverage. No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to such Funding Date (whether or not known to DLJMC on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under, any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of DLJMC, the Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay.

            (nn) Capitalization of Interest. The Mortgage Note does not by its terms provide for the capitalization or forbearance of interest.

            (oo) No Equity Participation. Neither the Mortgage Note nor the Mortgage provides for any contingent or additional interest in the form of participation in the cash flow of the Mortgaged Property or a sharing in the appreciation of the value of the Mortgaged Property. The indebtedness evidenced by the Mortgage Note is not convertible to an ownership interest in the Mortgaged Property or the Mortgagor and DLJMC has not financed, nor does it own directly or indirectly, any equity of any form in the Mortgaged Property or the Mortgagor.

            (pp) Proceeds of Mortgage Loan. Except as expressly previously disclosed to the Agents and the Banks, the proceeds of the Mortgage Loan have not been and shall not be used to satisfy, in whole or in part, any debt owed or owing by the Mortgagor to DLJMC or any Affiliate or correspondent of DLJMC.


                        Part IV of Schedule I to Annex C

            (qq) Take-Out Commitment. The Mortgage Loan is subject to a current, valid, binding, enforceable Take-Out Commitment.

            (rr) Withdrawn Mortgage Loans. If the Mortgage Loan has been released to DLJMC pursuant to a Request for Release and Receipt as permitted under Section 8 of the LaSalle Security Agreement, then (i) the promissory note relating to the Mortgage Loan was returned to the LaSalle Collateral Custodian within 10 Business Days of release, and (ii) the Collateral Value of the Mortgage Loan, when added to the Collateral Value of other Mortgage Loans included in the DLJMC Borrowing Base which have been similarly released by the Collateral Custodians to DLJMC, does not exceed $5,000,000.00.

            (ss) Origination Date. The Origination Date is no earlier than nine months prior to the date the Mortgage Loan is first included in the DLJMC Borrowing Base.

            (tt) No Exception. The LaSalle Collateral Custodian has not noted any material exceptions on an Exception Report (as defined in the LaSalle Security Agreement) with respect to the Mortgage Loan which would materially adversely affect the Mortgage Loan or the DLJMC Collateral Agent's security interest, granted by DLJMC, in the Mortgage Loan.

            (uu) Qualified Originator. The Mortgage Loan has been originated by, and purchased by DLJMC from, a Qualified Originator.

            (vv) Title Survey; Improvements. The Mortgage Loan File includes a title survey, certified to the Qualified Originator, its successors and assigns, and the title insurance company, in accordance with most recent minimum standards for title surveys as determined by the American Land Title Association, with the signature and seal of a licensed engineer or surveyor affixed thereto.

            (ww) Inspection. DLJMC has inspected or has caused to be inspected the Mortgaged Property in connection with the origination thereof no earlier than six months prior to such Funding Date.

            (xx) Access Routes. To the best of DLJMC's knowledge, at the time of origination, (i) all amenities, access routes or other items crucial to the related Appraised Value of the Mortgaged Property were under the direct control of the Mortgagor or are public property, (ii) the Mortgaged Property was contiguous to a physically open, dedicated all-weather public Street, had all necessary permits and approvals for ingress and egress, was adequately serviced by public water, sewer systems and utilities and was on a separate tax parcel, separate and apart from any other property owned by the Mortgagor or any other Person, and (iii) the Mortgaged Property has all necessary access


                        Part IV of Schedule I to Annex C
by public roads or by easements which in each case are not terminable and are not subordinated to any mortgage other than the Mortgage.

            (yy) Mortgagor is Landlord under Leases. The Mortgagor is the owner and holder of the landlord's interest under any lease for use and occupancy of all or any portion of the Mortgaged Property. The Mortgage provides for the appointment of a receiver for rents in the event of default or allows the mortgagee to enter into possession to collect the rents to the extent permitted by applicable law. Neither DLJMC nor, to the best of DLJMC's knowledge, the Mortgagor, has made any assignments of the landlord's interest in any such lease or any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable under any such lease, which assignments are presently outstanding and have priority over the Mortgage or any related assignment of leases, rents and profits given in connection with the origination of the Mortgage, other than as may be disclosed in the related lender's title insurance policy referred to in subparagraph (p) above. To DLJMC's knowledge and in reliance on the title policy contained in the Mortgage Loan File, an assignment of leases and/or rents and any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable first lien and first priority security interest on the property described therein except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally or by the application of the rules of equity. All furniture, fixtures, equipment and other personal property covered by any security agreement, assignment of leases and/or rents, chattel mortgage or equivalent document related to or delivered in connection with the Mortgage Loan in those jurisdictions in which the Mortgage cannot include such property, in accordance with practices which are customary among prudent mortgage lenders, are subject to a Uniform Commercial Code financing statement filed and/or recorded (or sent for filing and/or recording on such Funding Date) in all places necessary to perfect a valid first priority lien thereon.

            (zz) Mortgaged Property Leased to Tenants. If the Mortgage Loan is secured by Mortgaged Property which is leased to tenants:

            (1) The Mortgaged Property is not subject to any leases other than the leases described in the rent roll contained in the Mortgage Loan File (hereinafter referred to as the "Leases"), and such rent roll is accurate and complete in all material respects, including description of the rent and term. No Person has any possessory interest in the Mortgaged Property or right to occupy the same except under and pursuant to the provisions of the Leases. Each Lease of all or any portion of the Mortgaged Property is


                        Part IV of Schedule I to Annex C
      subordinate to the Mortgage, unless otherwise approved by DLJMC and notified to the DLJMC Collateral Agent.

            (2) With respect to any Lease having the benefit of a non-disturbance or similar recognition agreement, there are no circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, any tenant (alone or considered with other tenants) of the Mortgaged Property, or the Mortgagor's or any tenant's credit standing that would cause prudent mortgage lenders making loans similar to the Mortgage Loan in the area in which the Mortgaged Property is located to refuse to grant such non-disturbance or similar recognition agreement.

            (3) There are no prior recorded assignments of the Leases or of any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable thereunder (hereinafter collectively referred to as the "Rents") which are now outstanding and have priority over the assignment of leases contained in the Mortgage Loan Documents and given in connection with the Mortgage Loan.

            (4) No Leases contain any option to purchase, any right of first refusal to lease or purchase, any right to terminate the Lease or vacate the premises prior to expiration of the lease term, or any other similar provisions which adversely affect the Mortgaged Property or which might adversely affect the rights of any holder of the Mortgage Loan. All of the Leases are in full force and effect and have not been modified or amended other than by documents contained in the Mortgage Loan File, and the Mortgage Loan File contains true and complete copies of the Leases. The Mortgagor has certified that all rents due and payable under the Leases have been paid in full and no such rents have been paid more than one month in advance of the Due Date.

            (5) The Leases do not require the landlord or the holder of the landlord's interest to rebuild, construct or repair any damages or destruction to the leased premises or to compensate or otherwise atone for a condemnation of part or all of the leased premises.

            (6) The Mortgagor has certified that neither the Mortgagor (landlord) nor any tenant under the Leases is in default under any of the terms, covenants or provisions of the Leases and DLJMC knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under any of the Leases.

            (aaa) Organization. If not an individual, the Mortgagor has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its


                        Part IV of Schedule I to Annex C
formation. The Mortgagor has requisite power and authority to (i) own its properties, (ii) transact the business in which it is now engaged, (iii) execute and deliver the Mortgage Note, the Mortgage and the other Mortgage Loan Documents and (iv) consummate the transactions contemplated hereby and thereby. The Mortgagor is duly qualified to do business and is in good standing in the jurisdiction here it is required to be so qualified in connection with the ownership, maintenance, management and operation of the Mortgaged Property. The Mortgagor possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged.

            (bbb) Mortgagor Property Licensed and in Compliance With Terms of Mortgage Loan Documents. To the best of DLJMC's knowledge, (i) the Mortgagor was at the time of origination in possession of all licenses, permits and other authorizations necessary and required by applicable law for the conduct of its business; (ii) all such licenses, permits and authorizations are valid and in full force and effect; and (iii) all material conditions on the Mortgagor's part to be fulfilled under the terms of any lease of the Mortgaged Property have been satisfied.

            (ccc) No Conflicts. The execution, delivery and performance of the Mortgage Note, the Mortgage and the other Mortgage Loan Documents by the Mortgagor do not conflict with or constitute a default under, or result in the creation or imposition of any lien (other than pursuant to the Mortgage Loan Documents) pursuant to, any mortgage, deed of trust, loan agreement, partnership agreement, or other agreement or instrument to which the Mortgagor is a party or to which the Mortgaged Property is subject, nor will such action result in any violation of the provisions of any statute of any jurisdiction over the Mortgagor or the Mortgaged Property, and any qualification of or with any Governmental Authority required for the execution, delivery, and performance by the Mortgagor of the Mortgage Note, the Mortgage, or the other Mortgage Loan Documents has been obtained and is in full force and effect.

            (ddd) Litigation. There are no actions, suits, or proceedings at law or in equity by or before any Governmental Authority now pending or, to the best of DLJMC's knowledge, threatened against or affecting the Mortgagor or the Mortgaged Property, which actions, suits or proceedings, if determined against the Mortgagor or the Mortgaged Property, might materially adversely affect the condition (financial or otherwise) or business of the Mortgagor or the condition or ownership of the Mortgaged Property.

            (eee) No Violation of Environmental Laws. There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or


                        Part IV of Schedule I to Annex C
regulation is an issue; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property.

            (fff) Agreements. The Mortgagor is not a party to any agreement or instrument or subject to any restriction which might adversely affect the Mortgagor. The Mortgagor is not in default in any material respect in the performance, observance, or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which the Mortgagor or the Mortgaged Property is bound.

            (ggg) Title. The Mortgagor has good, marketable, and indefeasible title in fee to the real property comprising part of the Mortgaged Property and good title to the balance of the Mortgaged Property, free and clear of all Liens, restrictions, covenants, easements and other matters affecting title whatsoever, subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (j) of this Part IV of Schedule I.

            (hhh) No Bankruptcy Filing. To the best of DLJMC's knowledge, the Mortgagor is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of the Mortgagor's assets or the Mortgaged Property.

            (iii) Full and Accurate Disclosure. No statement of fact made by the Mortgagor in the Mortgage Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading. There is no material fact presently known to the Mortgagor that has not been disclosed to the Qualified Originator that adversely affects, or as far as the Mortgagor can foresee, might adversely affect, the Mortgaged Property or the business, operations or condition (financial or otherwise) of the Mortgagor.

            (jjj) No Plan Assets. The Mortgagor is not an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of the Mortgagor constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101.

            (kkk) Compliance. The Mortgagor and the Mortgaged Property and the use thereof comply in all material respects with all applicable legal requirements, including, without limitation, parking requirements. The Mortgagor is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which might materially

                      Part IV of Schedule I to Annex C
adversely affect the condition (financial or otherwise) or business of the Mortgagor.

            (lll) Contracts. There are no material contracts (other than management contracts) affecting the Mortgaged Property that are not terminable on one month's notice or less without cause and without penalty or premium.

            (mmm) Financial Information. Based upon the Mortgagor's representations and warranties, all financial data, including, without limitation the statements of cash flow and income and operating expense, that have been delivered to the Qualified Originator (i) are true, complete, and correct in all material respects, and (ii) accurately represent the financial condition of the Mortgaged Property and the Persons covered thereby as of the date of such reports.

            (nnn) Not a Foreign Person. The Mortgagor is not a "foreign person" within the meaning of 1445(f) (3) of the Code.

            (ooo) Separate Lots. The Mortgaged Property is comprised of one or more parcels, each of which constitutes a separate tax lot and does not constitute a portion of any other tax lot not a part of the Mortgaged Property. The Mortgaged Property is not assessed jointly with any other real property constituting a separate tax lot or with any other real property constituting a separate tax lot or with any personal property not constituting part of the Mortgaged Property such that the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged as a lien on the Mortgaged Property.

             (ppp) Assessments. There are no pending or proposed special or other assessments for public improvements or otherwise affecting the Mortgaged Property, nor to the best of DLJMC's knowledge are there any contemplated improvements to the Mortgaged Property that may result in such special or other assessments.

             (qqq) No Prior Assignment. The Qualified Originator is the assignee of all of the Mortgagor's interest under the leases affecting the Mortgaged Property and there are no prior assignments of any lease or any portion of the Mortgaged Property's revenue which are presently outstanding.

             (rrr) Mortgage Submitted for Recordation. The Mortgage either has been or will promptly be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.


             (sss) The Ground Lease. With respect to each ground lease to which the Mortgaged Property is subject (a "Ground Lease"): (i) the Mortgagor is the owner of a valid and subsisting

                      Part IV of Schedule I to Annex C
interest as tenant under the Ground Lease; (ii) the Ground Lease is in full force and effect, unmodified and not supplemented by any writing or otherwise;
(iii) all rent, additional rent and other charges reserved therein have been paid to the extent they are payable to the date hereof; (iv) the Mortgagor enjoys the quiet and peaceful possession of the estate demised thereby, subject to any sublease; (v) the Mortgagor is not in default under any of the terms thereof and there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default thereunder; (vii) the lessor under the Ground Lease is not in default under any of the terms or provisions thereof on the part of the lessor to be observed or performed; (vii) the lessor under the Ground Lease has satisfied all of its repair or construction obligations, if any, to date pursuant to the terms of the Ground Lease; and (ix) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, the Ground Lease.

                        Part IV of Schedule I to Annex C

                                                                     SCHEDULE I

Subsidiaries of Donaldson, Lufkin & Jenrette, Inc.

                                              Percent     Jurisdiction of
Subsidiary *                                 Ownership     Organization        Notes
------------------------------------------------------------------------------------------------------------------------------------
AML Futures International, Inc.                 100%          Delaware

AML Holdings, Inc.                              100%          Delaware
(Formerly DLJ Commodities, Incorporated)

Autranet, Inc.                                  100%          Delaware

BSI Acquisitions Corp.                          100%          Delaware

CBJC, Inc.                                      100%          Delaware

DLJ Acceptance Corporation                      100%          Delaware

DLJ Africa, Inc.                                100%          Delaware

DLJ Bridge Finance, Inc.                        100%          Delaware

DLJ Capital Corporation                         100%          Delaware

DLJ Capital Funding, Inc.                       100%          Delaware

DLJ Capital Investors, Inc.                     100%          Delaware

DLJ Capital Trust 1                             100%          Delaware         Funding vehicle for issuance of Preferred Stock by
                                                                               Donaldson, Lufkin & Jenrette, Inc.

DLJ Cayman Acquisition Limited                   100%          Cayman Islands   Limited Partnership; acquisition vehicle
                                                                               for Phoenix Group.

DLJ Cayman Islands LDC                           80%          Cayman Islands   20% owned by DLJ Capital Corporation, a wholly owned
                                                                               subsidiary of DLJ, Inc.

DLJ Clearing Corporation                        100%          Delaware

DLJ Emerging Markets LDC                         80%          Cayman Islands   20% owned by DLJ Capital Corporation, a wholly owned
                                                                               subsidiary of DLJ, Inc.

DLJ Holdings, Inc.                              100%          Delaware

DLJ International, Inc.                         100%          Delaware

DLJ Investment, Inc.                            100%          Delaware

DLJ Kansas City Capital, Inc.                   100%          Delaware

DLJ Leasing Company, Inc.                       100%          Delaware

DLJ Mortgage Acceptance Corp.                   100%          Delaware

DLJ Mortgage Capital, Inc.                      100%          Delaware

DLJ Real Estate, Inc.                           100%          Delaware

DLJ Senior Debt Finance, Inc.                   100%          Delaware

DLJ Senior Officers Investment Corporation      100%          Delaware

DLJ Services, Inc.                              100%          Delaware

Subsidiaries of Donaldson, Lufkin & Jenrette, Inc.

                                                    Percent      Jurisdiction of
Subsidiary *                                       Ownership       Organization      Notes
------------------------------------------------------------------------------------------------------------------------------------

DLJ/Conn Acquisition Corp.                           100%          Delaware

Donaldson Leasing Corp.                              100%          Delaware

Donaldson Lufkin & Jenrette Asia Limited              99%          Hong Kong        Limited Partnership; 1% held by natural person
                                                                                    pursuant to Hong Kong regulations.

Donaldson, Lufkin & Jenrette (Brasil) Lida.           80%          Brazil           Limited Partnership; 20% owned by DLJ Capital
                                                                                    Corporation, a wholly owned subsidiary of DLJ,
                                                                                    Inc.

Donaldson, Lufkin & Jenrette Securities Corporation  100%          Delaware

Equine Technology and Analysis, Inc.                 100%          Delaware

July Acquisitions, Inc.                              100%          Delaware

Pershing & Co., Inc.                                 100%          Delaware

REFG Investor Eight, Inc.                            100%          Delaware

REFG Investor Eleven, Inc.                           100%          Delaware

REFG Investor Fifteen, Inc.                          100%          Delaware

REFG Investor Five, Inc.                             100%          Delaware

REFG Investor Four, Inc.                             100%          Delaware

REFG Investor Fourteen, Inc.                         100%          Delaware

REFG Investor Nine, Inc.                             100%          Delaware

REFG Investor One, Inc.                              100%          Delaware

REFG Investor Seven, Inc.                            100%          Delaware

REFG Investor Six, Inc.                              100%          Delaware

REFG Investor Ten, Inc.                              100%          Delaware

REFG Investor Thirteen, Inc.                         100%          Delaware

REFG Investor Twelve, Inc.                           100%          Delaware

REFG Investor Two, Inc.                              100%          Delaware

REFG Investors Three, Inc.                           100%          Delaware

Snoga, Inc.                                          100%          Delaware

UK Investment Plan 1997, Inc.                        100%          Delaware

Subsidiaries of Donaldson, Lufkin & Jenrette Securities Corporation

                                                    Percent      Jurisdiction of
Subsidiary *                                       Ownership       Organization      Notes
------------------------------------------------------------------------------------------------------------------------------------
CEC Energy Co., Inc.                                 100%            Delaware

DLJ Asset Management, Inc.                           100%            Delaware

DLJ Europe, Inc.                                     100%            Delaware

DLJ Investment Management Corp.                      100%            Delaware

PC Financial Network Holdings, Inc.                  100%            Delaware

Pershing Limited                                     100%            United Kingdom

Pershing Trading Company, L.P.                        99%            Delaware        Limited Partnership; DLJ Clearing Corporation
                                                                                     is a General Partner with a 1% interest.

Wood, Struthers & Winthrop Management Corp.          100%            Delaware

Subsidiaries of DLJ Mortgage Capital, Inc.

                                                    Percent      Jurisdiction of
Subsidiary *                                       Ownership       Organization      Notes
------------------------------------------------------------------------------------------------------------------------------------
Calmco, Inc.                                         100%            Delaware

DLJ Century, Inc.                                    100%            Delaware

DLJ Secureco Holdings, Inc.                          10O%            Delaware

Trinity Holding, Inc.                                100%            Delaware

                                   SCHEDULE II

      Approved Junior Subordinated Debt (as of March 31, 1997)

Junior Subordinated Revolving
Loan Agreement                                  $ 50,000,000
dated as of January 16, 1995,
and amended January 23, 1997,
between DLJ and DLJSC

Junior Subordinated Term
Loan Agreement                                  $ 43,500,000
dated as of July 31, 1996
between DLJSC and WSW 1996
Exchange Fund L.P.

                                                             Schedule III to the
                                                                Credit Agreement

                              Qualified Originators

                             Column Financial, Inc.
                           Quality Mortgage USA, Inc.
                         Imperial Credit Industry, Inc.
                               ValuExpress L.L.C.
                     Liberty Mortgage Acceptance Corporation
                      Hanover Capital Mortgage Corporation
                      First Franklin Financial Corporation
                               BNC Mortgage, Inc.
                        Union Capital Investments, L.L.C.
                            ARCS Commercial Mortgage
                            ITLA Funding Corporation

                                                              Schedule IV to the
                                                                Credit Agreement

                               Qualified Servicers

                         Imperial Credit Industry, Inc.
                              Bankers Trust Company
                                EQ Services, Inc.
                              Midland Loan Services
                         Temple-Inland Mortgage Company
                             Wendover Funding, Inc.
                      First Franklin Financial Corporation
                               Mellon Mortgage Co.
                        Boatmen's National Mortgage Inc.
                     G.E. Capital Asset Management Co., Inc.
                         GMAC Commercial Mortgage Corp.

                                                                     EXHIBIT A-1

                          [Form of Committed Rate Note]

                                 PROMISSORY NOTE

$____________________________                                      May ___, 1997
                                                              New York, New York

            FOR VALUE RECEIVED, [DONALDSON, LUFKIN & JENRETTE, INC./DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION/DLJ MORTGAGE CAPITAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"), hereby promises to pay to the order of _______________ (the "Bank"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of [The Bank of New York at One Wall Street, New York, NY/The First National Bank of Chicago at One First National Plaza, Chicago, IL], the principal sum of ________________ DOLLARS (or such lesser amount as shall equal the aggregate unpaid principal amount of the Committed Rate Loans made by the Bank to the Borrower under such Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in such Credit Agreement, and to pay interest on the unpaid principal amount of each such Committed Rate Loan, at such office, in like money and funds, for the period commencing on the date of such Committed Rate Loan until such Committed Rate Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

            The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Committed Rate Loan made by the Bank to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Committed Rate Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder.

             This Note is one of the Committed Rate Notes referred to in the Credit Agreement dated as of May 30, 1997 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), among the Borrower; [Donaldson, Lufkin & Jenrette, Inc.;/Donaldson, Lufkin & Jenrette Securities Corporation;/DLJ Mortgage Capital, Inc.;] the lenders parties thereto (including the Bank); Chase Securities Inc., as Arranger; The Chase

Manhattan Bank and Donaldson, Lufkin & Jenrette Securities Corporation, as Syndication Agents; The Bank of New York, as Administrative Agent, DLJMC Collateral Agent and a Payment Agent; and The First National Bank of Chicago, as Documentation Agent, DLJSC Collateral Agent and a Payment Agent and evidences Committed Rate Loans made by the Bank to the Borrower thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

            The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Committed Rate Loans upon the terms and conditions specified therein.

            Except as permitted by Section 11.06(b) or (d) of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

            This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                    [DONALDSON, LUFKIN & JENRETTE,
                                    INC./DONALDSON, LUFKIN & JENRETTE SECURITIES
                                    CORPORATION/DLJ MORTGAGE CAPITAL, INC.]


                                     By
                                       -----------------------------
                                       Title:

                        SCHEDULE OF COMMITTED RATE LOANS

            This Note evidences Committed Rate Loans made, Continued or Converted under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:

                                                  Amount
  Date      Prin-                                  Paid,
  Made,     cipal                    Duration    Prepaid,   Unpaid
Continued  Amount   Type                of      Continued    Prin-
   or        of      of   Interest   Interest       or       cipal   Notation
Converted   Loan    Loan   Rate       Period    Converted    Amount   Made by
---------  ------   ----  -------    --------   ---------   -------  --------

                                                                     EXHIBIT A-2

                         [Form of Competitive Bid Note]

                                 PROMISSORY NOTE

                                                                  May ___ , 1997
                                                              New York, New York

             FOR VALUE RECEIVED, [DONALDSON, LUFKIN & JENRETTE, INC./DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION/DLJ MORTGAGE CAPITAL, INC.], a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"), hereby promises to pay to the order of __________________ (the "Bank"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of [The Bank of New York at One Wall Street, New York, NY/The First National Bank of Chicago at One First National Plaza, Chicago, IL], the aggregate unpaid principal amount of the Competitive Bid Loans made by the Bank to the Borrower under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in such Credit Agreement, and to pay interest on the unpaid principal amount of each such Competitive Bid Loan, at such office, in like money and funds, for the period commencing on the date of such Competitive Bid Loan until such Competitive Bid Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

            The date, amount, type, interest rate and maturity date of each Competitive Bid Loan made by the Bank to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder.

            This Note is one of the Competitive Bid Notes referred to in the Credit Agreement dated as of May 30, 1997 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), among the Borrower; [Donaldson, Lufkin & Jenrette, Inc.;/Donaldson, Lufkin & Jenrette Securities Corporation;/DLJ Mortgage Capital, Inc.]; the lenders party thereto (including the Bank); Chase Securities Inc., as Arranger; The Chase Manhattan Bank and Donaldson, Lufkin & Jenrette Securities Corporation, as Syndication Agents; The Bank of New York, as Administrative

Agent, DLJMC Collateral Agent and a Payment Agent; and The First National Bank of Chicago, as Documentation Agent, DLJSC Collateral Agent and a Payment Agent, and evidences Competitive Bid Loans made by the Bank thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

            The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Competitive Bid Loans upon the terms and conditions specified therein.

            Except as permitted by Section 11.06 (b) or (d) of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

            This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                                [DONALDSON, LUFKIN & JENRETTE,
                                                INC./DONALDSON, LUFKIN &
                                                JENRETTE SECURITIES
                                                CORPORATION/DLJ MORTGAGE
                                                CAPITAL, INC.]


                                                By
                                                  --------------------------
                                                  Title:

                        SCHEDULE OF COMPETITIVE BID LOANS

             This Note evidences Competitive Bid Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the types, bearing interest at the rates and having maturity dates set forth below, subject to the payments and prepayments of principal set forth below:

      Principal
Date   Amount     Type                      Amount      Unpaid
 of      of        of   Interest Maturity   Paid or    Principal    Notation
Loan    Loan      Loan    Rate     Date     Prepaid     Amount       Made by
----  --------    ----  -------- --------   -------    ---------    ---------

                                                                     EXHIBIT B-1

         [Form of Request for Extension of Commitment Termination Date]


                                                _______________ __, ____

The Bank of New York,
    Administrative Agent
One Wall Street
18th Floor
New York, New York 10286

Attention:     Frances Ryan
               Agency Function Administration

            We refer to Section 2.10 of the Credit Agreement dated as of May 30, 1997, among Donaldson, Lufkin & Jenrette, Inc., Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), DLJ Mortgage Capital, Inc., several Banks, The Bank of New York, as Administrative Agent, DLJMC Collateral Agent and a Payment Agent, The First National Bank of Chicago, as Documentation Agent, DLJSC Collateral Agent and a Payment Agent, Chase Securities Inc., as Arranger, and The Chase Manhattan Bank and DLJSC, as Syndication Agents, and hereby request that the Banks extend the Commitment Termination Date (as defined therein) to ______________,_______.

                                Very truly yours,

                                DONALDSON, LUFKIN & JENRETTE, INC.

                                By
                                  ------------------------
                                  Title:


                                DONALDSON, LUFKIN & JENRETTE
                                 SECURITIES CORPORATION

                                By
                                  --------------------------
                                  Title:


                                DLJ MORTGAGE CAPITAL, INC.

                                By
                                  ---------------------------
                                  Title:

                                                                     EXHIBIT B-2

                        [Form of Consent to Extension of
                  Revolving Credit Commitment Termination Date]

                                     ________________ __, 1996

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette
   Securities Corporation
DLJ Mortgage Capital, Inc.
277 Park Avenue
New York, New York 10172

The Bank of New York,
   Administrative Agent
One Wall Street
18th Floor
New York, New York 10286

 Attention:    Frances Ryan
               Agency Function Administration

Dear Madams or Sirs:

            We refer to the Credit Agreement dated as of May 30, 1997, among Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), DLJ Mortgage Capital, Inc. ("DLJMC" and, collectively with DLJ and DLJSC, the "Borrowers"), several Banks, The Bank of New York, as Administrative Agent, DLJMC Collateral Agent and a Payment Agent, The First National Bank of Chicago, as Documentation Agent, DLJSC Collateral Agent and a Payment Agent, Chase Securities, as Arranger, and The Chase Manhattan Bank and DLJSC, as Syndication Agents, and the request of the Borrowers delivered to the Administrative Agent that the Banks extend the Commitment Termination Date (as defined in the Credit Agreement) to ___________, ____. We hereby consent to such request.

                                Very truly yours,

                                [NAME OF BANK]


                                 By
                                   -------------------------------
                                   Title:

                                                                       EXHIBIT C

                           [FORM OF PARENT GUARANTEE]

            GUARANTEE, dated as of May 30, 1997 (as the same shall be modified and supplemented and in effect from time to time, this "Guarantee"), made by DONALDSON, LUFKIN & JENRETTE, INC., a Delaware corporation (the "Guarantor"), in favor of the BANKS parties to the Credit Agreement referred to below (the "Banks") CHASE SECURITIES, INC., as arranger (in such capacity the "Arranger"), THE CHASE MANHATTAN BANK and DONALDSON LUFKIN & JENRETTE SECURITIES CORPORATION ("DLJSC"), as syndication agents (in such capacity, the "Syndication Agents"), THE BANK OF NEW YORK, as administrative agent, a collateral agent and a payment agent (in such capacities, the "Administrative Agent", the "DLJMC Collateral Agent" and a "Payment Agent", respectively), and THE FIRST NATIONAL BANK OF CHICAGO, as documentation agent, a collateral agent and a payment agent (in such capacities, the "Documentation Agent", "DLJSC Collateral Agent" and a "Payment Agent", respectively) (the Banks, the Arranger, the Syndication Agents, the Documentation Agent, the DLJMC Collateral Agent, the DLJSC Collateral Agent, the Payment Agents and the Administrative Agent being referred to collectively herein as the "Guaranteed Parties").

                                    RECITALS

            Pursuant to the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Guarantor, DLJSC, DLJ Mortgage Capital, Inc. ("DLJMC"), the Banks, the Arranger, the Syndication Agents, the Documentation Agent, the Payment Agents, the DLJSC Collateral Agent, the DLJMC Collateral Agent and the Administrative Agent, the Banks have severally agreed to make loans to DLJMC from time to time upon the terms and subject to the conditions set forth therein. It is a condition precedent to the obligation of the Banks to make their respective loans to DLJMC under the Credit Agreement that the Guarantor shall have executed and delivered this Guarantee to the Guaranteed Parties.

             NOW, THEREFORE, in consideration of the premises and to induce the Guaranteed Parties to enter into the Credit Agreement and to induce the Banks to make their respective loans to DLJMC under the Credit Agreement, the Guarantor hereby agrees with the Guaranteed Parties as follows:

            1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined. As used herein, "Obligations" shall mean the principal of and interest on the loans made by the Banks to DLJMC under the Credit Agreement and all other obligations and liabilities of DLJMC to the Guaranteed Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Basic Documents and any other documents made, delivered or given in connection therewith whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Guaranteed Parties) or otherwise.

            2. Guarantee. The Guarantor hereby unconditionally and irrevocably guarantees to the Guaranteed Parties the prompt and complete payment and performance by DLJMC when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

            3. Right of Set-Off. Upon the occurrence of any DLJMC Event of Default specified in the Credit Agreement, each Guaranteed Party is hereby irrevocably authorized at any time and from time to time without notice to the Guarantor, any such notice being hereby waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Guaranteed Party to or for the credit or the account of the Guarantor, or any part thereof in such amounts as such Guaranteed Party may elect, on account of the liabilities of the Guarantor hereunder and claims of every nature and description of such Guaranteed Party against the Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, under the other Basic Documents or otherwise, as such Guaranteed Party may elect, whether or not such Guaranteed Party has made any demand for payment and although such liabilities and claims may be contingent or unmatured. Each Guaranteed Party shall notify the Guarantor promptly of any such set-off and the application made by such Guaranteed Party, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Guaranteed Party under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Guaranteed Party may have.

            4. Subrogation. Upon making any payment hereunder, or any set-off or application of funds of the Guarantor by any Guaranteed Party, the Guarantor shall be subrogated to any of the rights of the Guaranteed Parties against DLJMC and the DLJMC Collateral with respect to such payment; provided that the Guarantor shall not seek to enforce any right or to receive any payment by way of subrogation until all of the Obligations have been paid in full and the Credit Agreement has been terminated.

            5. Amendments, etc. with Respect to the Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Guaranteed Parties may be rescinded by the Guaranteed Parties, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Guaranteed Parties, and the Credit Agreement, the Notes, the other Basic Documents and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Guaranteed Parties may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Guaranteed Parties for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Guaranteed Parties shall have no obligation to protect, secure, perfect or insure any Lien at any time held as security for the Obligations or for this Guarantee or any property subject thereto.

            6. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Guaranteed Parties upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee; and all dealings between DLJMC or the Guarantor, on the one hand, and the Guaranteed Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor hereby expressly waives diligence, presentment, protest, demand for payment and notice of default or nonpayment and all other notices whatsoever to or upon DLJMC or the Guarantor with respect to the Obligations and any requirement that any Guaranteed Party exhaust any right, power or remedy or proceed against DLJMC under the Credit Agreement or any other Basic Document or any agreement or instrument referred to therein or herein or against any other Person or any collateral security. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement, the other Basic Documents, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Party, (b) any substitution, release or exchange of any other guarantee of or security for any of the Obligations, (c) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by DLJMC, the Guarantor or any other Borrower against any Guaranteed Party, or (d) any other circumstance whatsoever

(with or without notice to or knowledge of DLJMC or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of DLJMC for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantor hereunder which shall remain absolute and unconditional as described above:

            (i) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

            (ii) any of the acts mentioned in any of the provisions of the Credit Agreement or the other Basic Documents or any other agreement or instrument referred to herein or therein shall be done or omitted;

            (iii) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement or the other Basic Documents or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

            (iv) any lien or security interest granted to, or in favor of, any Guaranteed Party as security for any of the Obligations shall be impaired or released or shall fail to be perfected.

             When pursuing their rights and remedies hereunder against the Guarantor, the Guaranteed Parties may, but shall be under no obligation to, pursue such rights and remedies that they may have against DLJMC or any other Person or against any collateral security or other guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Guaranteed Parties to pursue such other rights or remedies or to collect any payments from DLJMC or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of DLJMC or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Guaranteed Parties against the Guarantor.

             7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any

Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of DLJMC or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, DLJMC or any substantial part of its property, or otherwise, all as though such payments had not been made.

            8. Payments. The Guarantor hereby agrees that the Obligations will be paid to the Payment Agent for DLJMC for the benefit of the Guaranteed Parties without set-off or counterclaim in Dollars at its office set forth in the Credit Agreement; provided that nothing in this sentence shall limit the right of the Guarantor to assert any counterclaim or defense it may have in respect of the Obligations in a separate action or by way of compulsory counterclaim.

            9. Representations and Warranties. The Guarantor represents and warrants that:

            (a) the Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

            (b) no consent or authorization of, filing with, or other act by or in respect of, any Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performances validity or enforceability of this Guarantee;

            (c) this Guarantee has been duly executed and delivered on behalf of the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law);

            (d) the execution, delivery and performance of this Guarantee will not violate any provision of its articles of incorporation or by-laws, or any law, rule or regulation applicable to the Guarantor, or any order, writ, injunction or decree of any court or Governmental Authority or any contractual obligation of the Guarantor, and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any requirement of law or contractual obligation of the Guarantor;

            (e) no litigation, investigation or proceeding of or before any Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues with respect to this Guarantee or any of the transactions contemplated hereby; and

            (f) intercompany Indebtedness owing to the Guarantor by Affiliates of the Guarantor from time to time will be repaid by said Affiliates in the normal course.

            10. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            11. Paragraph Headings. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            12. No Waiver; Cumulative Remedies. The Guaranteed Parties shall not by any act (except by a written instrument pursuant to paragraph 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any DLJMC Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Guaranteed Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Guaranteed Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which any Guaranteed Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

            13. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Guaranteed Parties, provided that any provision of this Guarantee may be waived by the Guaranteed Parties in a letter or agreement executed by the Guaranteed Parties or by telex or facsimile transmission from the Guaranteed Parties. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Guaranteed Parties and their respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,

THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF EXCEPT GENERAL OBLIGATIONS LAW SECTION 5-1401.

            14. Notices. Notices by the Guaranteed Parties to the Guarantor may be given by mail, or by telecopy transmission, addressed to the Guarantor at its address or telecopy transmission number set forth under its signature below and shall be effective (a) in the case of mail, five days after deposit in the postal system, first class certified mail and postage prepaid, (b) one Business Day following timely delivery to a nationally recognized overnight courier service and (c) in the case of telecopy transmissions, when sent, transmission electronically confirmed. The Guarantor may change its address and telecopy transmission numbers by written notice to the Guaranteed Parties.

            15. Submission To Jurisdiction; Waivers. The Guarantor hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Basic Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at its address set forth under its signature below or at such other address of which the Guaranteed Parties shall have been notified; and

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

            16. Acknowledgements. The Guarantor hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Basic Documents;

            (b) no Guaranteed Party has any fiduciary relationship to the Guarantor and the relationship between the Guaranteed Parties and the Guarantor is solely that of guarantor and creditors; and

            (c) no joint venture exists between the Guaranteed Parties and the Guarantor or among the Guaranteed Parties, DLJMC and the Guarantor.

            17. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER BASIC DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

            IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

                               DONALDSON, LUFKIN & JENRETTE, INC.


                               By:______________________________________________
                                  Title:

                               Address for Notices:

                               277 Park Avenue, 23rd Floor
                               New York, NY 10172
                               Attention: Charles J. Hendrickson
                               Telephone: (212) 892-4280
                               Telecopy:  (212) 892-4670

                                                                     EXHIBIT D-1

                        [FORM OF COMPETITIVE BID REQUEST]

                                                     _____________________, 19__

The Bank of New York,
 as Administrative Agent
One Wall Street
Eighteenth Floor
New York, NY 10286

Attention: Agency Function Administration

Ladies and Gentlemen:

            Reference is made to the Credit Agreement dated as of May 30, 1997 (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement"), among Donaldson, Lufkin & Jenrette, Inc., Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), DLJ Mortgage Capital, Inc., the Banks parties thereto, Chase Securities Inc., as Arranger, The Chase Manhattan Bank and DLJSC as Syndication Agents, The Bank of New York, as the Administrative Agent, a Payment Agent and the DLJMC Collateral Agent, and The First National Bank of Chicago, as the Documentation Agent, a Payment Agent and the DLJSC Collateral Agent. Terms defined in the Credit Agreement are used herein as therein defined.

            This is a Competitive Bid Request pursuant to Section 2.02(b) of the Credit Agreement requesting quotes for the following Competitive Bid Loan(s), which shall be [Eurodollar Loans/Fixed Rate Loans] to be made on ____________, 199__:

Aggregate Principal Amount(1)                 $________          $________

Interest Period(2)                             ________           ________
(and last day thereof)

                                           Very truly yours,

                                           [NAME OF BORROWER]

                                           By ____________________________
                                              Title:

----------
(1) The principal amount must be $5,000,000 or a larger multiple of $1,000,000.

(2) In the case of Eurodollar Loans, seven days, one month, two months or three months. In the case of Fixed Rate Loans, not less than seven nor more than 90 days.

                                                                     EXHIBIT D-2

                            [FORM OF COMPETITIVE BID]

To: The Bank of New York, as Administrative Agent
    One Wall Street
    Eighteenth Floor
    New York, NY 10286

Attention: Agency Function Administration

Re: Competitive Bid Request from [Name of Borrower] (the "Borrower")

            This Competitive Bid is given in accordance with Section 2.02(b)(ii) of the Credit Agreement dated as of May 30, 1997 (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement"), among Donaldson, Lufkin & Jenrette, Inc., Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), DLJ Mortgage Capital, Inc., the Banks party thereto, Chase Securities Inc., as Arranger, The Chase Manhattan Bank and DLJSC, as Syndication Agents, The First National Bank of Chicago, as Documentation Agent, DLJSC Collateral Agent, and a Payment Agent and The Bank of New York, as Administrative Agent, the DLJMC Collateral Agent and a Payment Agent. Terms defined in the Credit Agreement are used herein as defined therein.

            In response to the Borrower's request dated ____________, 199_, we hereby make the following Competitive Bid(s) on the following terms:

 Borrowing                                          Interest
   Date            Amount[*l]      Type[*2]        Period[*3]       Rate[*4]
 ---------         ----------      --------        ----------       --------

----------
[1] The principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $5,000,000 (or a larger multiple of $1,000,000)

[2] Indicate "Eurodollar Margin" (in the case of Eurodollar Loans) or "Fixed Rate" (in the case of Fixed Rate Loans).

[3] Seven days or one, two or three months, in the case of a Eurodollar Loan or, in the case of a Fixed Rate Loan, a period of at least seven days and not more than 90 days, as specified in the related Competitive Bid Request.

            We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Competitive Bid Loan(s) for which any offer(s) (is/are) accepted, in whole or in part, subject to Section 2.02(b)(iv) of the Credit Agreement.

                                     Very truly yours,

                                     [NAME OF BANK]
By ________________________

Authorized Officer

Dated: _______, ______

----------
[4] For a Eurodollar Loan, specify margin over or under the Eurodollar Base Rate determined by the Administrative Agent for the applicable Interest Period. (Specify percentage (rounded to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS"). For a Fixed Rate Loan, specify rate of interest per annum (rounded to the nearest 1/10,000 of 1%).

                                                                     EXHIBIT D-3

                     [FORM OF COMPETITIVE BID CONFIRMATION]

                                                          ________________, 19__

The Bank of New York,
  as Administrative Agent
One Wall Street
Eighteenth Floor
New York, NY 10286

Ladies and Gentlemen:

            Reference is made to the Credit Agreement dated as of May 30, 1997 (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement"), among Donaldson, Lufkin & Jenrette, Inc., Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), DLJ Mortgage Capital, Inc., the Banks parties thereto, Chase Securities Inc., as Arranger, The Chase Manhattan Bank and DLJSC as Syndication Agents, The Bank of New York, as Administrative Agent, a Payment Agent and the DLJMC Collateral Agent, and The First National Bank of Chicago, as the Documentation Agent, a Payment Agent and the DLJSC Collateral Agent. Terms defined in the Credit Agreement are used herein as therein defined.

            In accordance with Section 2.02(b)(iv) of the Credit Agreement, the undersigned accepts and confirms the offers by the Competitive Bid Bank(s) set forth on the attached list of Competitive Bid Loans to make Competitive Bid Loans to the undersigned on _________, 19__ under said Section 2.02(b)(iv) in the (respective) amount(s) and on the terms set forth on the attached list of Competitive Bid Loans.

                                           Very truly yours,

                                           [NAME OF BORROWER]

                                           By _____________________________
                                              Title:

            [Borrower to attach list of Competitive Bid Loans, including amount, tenor, interest payment date, interest rate and Competitive Bid Bank.]

                                                                     EXHIBIT E-1

                   [FORM OF MORTGAGE LOAN TAKE-OUT COMMITMENT]

                          DLJ MORTGAGE ACCEPTANCE CORP.
                                 277 Park Avenue
                            New York, New York 10172

                        Mortgage Loan Take-Out Commitment

                                                              Dated May 30, 1997

DLJ Mortgage Capital, Inc.
277 Park Avenue
New York, New York 10172

Ladies and Gentlemen:

            Pursuant to that certain Credit Agreement dated as of May 30, 1997 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), among Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), DLJ Mortgage Capital, Inc. ("DLJMC"), the Banks parties thereto (the "Banks"), Chase Securities Inc., as Arranger, The Chase Manhattan Bank and DLJSC as Syndication Agents, The Bank of New York, as the Administrative Agent, a Payment Agent and the DLJMC Collateral Agent, and The First National Bank of Chicago, as the Documentation Agent, a Payment Agent and the DLJSC Collateral Agent, the Banks have agreed to make loans to DLJMC from time to time to finance and refinance its purchase of certain mortgage loans. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

            The undersigned, DLJ Mortgage Acceptance Corp. ("DLJ Acceptance"), an affiliate of DLJMC, has agreed to purchase Mortgage Loans from DLJMC from time to time on the terms and subject to the conditions set forth in this Mortgage Loan Take-Out Commitment ("Take-Out Commitment"), the proceeds of which purchases will be used by DLJMC to repay the loans and other obligations under the Credit Agreement to the Banks.

            Accordingly, DLJ Acceptance hereby unconditionally and irrevocably agrees that, as set forth below, at the direction of and upon written demand by DLJMC or any assignee to whom this Take-Out Commitment has been assigned in accordance with the terms hereof (the "Purchaser"), DLJ Acceptance will purchase the Mortgage Loans pledged as DLJMC Collateral (as defined in the

DLJMC Security Agreements) to the DLJMC Collateral Agent for the benefit of the Secured Parties (as defined in the DLJMC Security Agreements) pursuant to the DLJMC Security Agreements (the "Pledged Loans") , on reasonable and customary terms and at a purchase price equal to the Applicable Take-Out Price specified for each such Pledged Loan in the information set forth in Annex 1 of the applicable DLJMC Security Agreement that has been delivered to the applicable Collateral Custodian with respect to such Pledged Loan pursuant to Section 3 of the DLJMC Security Agreements (such Pledged Loans so purchased, hereinafter, the "purchased Loans"); provided, however, that DLJ Acceptance shall not be required to purchase Pledged Loans in an amount greater than is necessary to generate proceeds sufficient to pay all outstanding DLJMC Secured Obligations (as defined in the DLJMC Security Agreements), provided, further, that, if pursuant to the foregoing proviso DLJ Acceptance purchases less than all of the Mortgage Loans pledged as DLJMC Collateral (as so defined), the selection of such Mortgage Loans to be purchased shall be in the discretion of DLJ Acceptance, and provided, further, that, without limiting the generality of the following paragraph, if a DLJMC Event of Default shall have occurred and be continuing, the Purchaser will so purchase Pledged Loans at the request of the DLJMC Collateral Agent acting on behalf of the Majority Banks. DLJ Acceptance further irrevocably and unconditionally agrees to deposit each Purchased Loan into one or more trusts or other similar vehicles in exchange for pass-through certificates representing beneficial interests in purchased Loans and to thereupon sell such pass-through certificates to DLJSC for net consideration in an amount sufficient to enable DLJ Acceptance to perform its obligations under this paragraph as soon as reasonably possible and in any event no later than 45 days following the date on which demand therefor is made hereunder.

            The Agents and the Banks are intended third-party beneficiaries of this Take-Out Commitment, and so long as a DLJMC Event of Default shall have occurred and be continuing, the DLJMC Collateral Agent or any Collateral Custodian may enforce this Take-Out Commitment to the same extent as if it were a party hereto.

            The parties hereto may from time to time enter into written amendments, modifications or supplements hereto; provided that, so long as any DLJMC Secured Obligations (as so defined) remain unpaid or unperformed or any Bank has any Commitment to DLJMC under the Credit Agreement, no such amendment, modification or supplement, and no termination of this Take-Out Commitment, shall be effective without the prior written consent of all the Banks under the Credit Agreement.

            All notices, requests and other communications to any party hereunder or third-party beneficiary hereof shall be in writing (including telecopy or similar teletransmission or writing) and shall be given to such Person at its address set forth in the Credit Agreement (or in the case of DLJ Acceptance, 277 Park Avenue, 23rd Floor, New York, NY 10172, Attention: Charles J. Hendrickson,
Telephone: (212) 892-4280, Telecopy: (212) 892-4670) , or such other address or telecopy number as such Person may hereafter specify by notice to another such Person. Each such notice, request or other communication shall be effective when received.

            DLJ Acceptance may not assign or delegate any of its obligations hereunder to any Person other than a Subsidiary of DLJ without the prior written consent of DLJMC and all the Banks. Subject to the foregoing, this Take-Out Commitment shall be binding upon the successors and assigns of DLJ Acceptance and shall inure to the benefit of DLJMC, the Agents, the Banks and each of their respective successors and assigns.

            This Take-Out Commitment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without reference to the choice of law provisions thereof except General Obligations Law Section 5-1401. Each of DLJMC and DLJ Acceptance hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Take-Out Commitment or the transactions contemplated hereby. Each of DLJMC and DLJ Acceptance irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. In connection with and without limiting the foregoing, each of DLJMC and DLJ Acceptance irrevocably waives, to the fullest extent permitted by applicable law, any claim that any action or proceeding commenced by either of them or by the DLJMC Collateral Agent or the applicable Collateral Custodian on behalf of the Secured Parties relating in any way to this Take-Out Commitment should be dismissed or stayed by reason, or pending the resolution, of any action or proceeding commenced by either of DLJMC or DLJ Acceptance relating in any way to this Take-Out Commitment whether or not commenced earlier.

            EACH OF DLJMC AND DLJ ACCEPTANCE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TAKE-OUT COMMITMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            This Take-Out Commitment constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements (except those contemplated hereunder), understandings, negotiations and discussions, whether oral or written, of the parties, and there are no representations or agreements between the parties in connection with the subject matter hereof, except as set forth or referred to herein.

            If the foregoing is in accordance with your understanding of our agreement please sign and return to the undersigned a counterpart thereof, whereupon this Take-Out Commitment shall represent a binding agreement between you and us.

                                Very truly yours,

                                DLJ MORTGAGE ACCEPTANCE CORP.


                                By ________________________________
                                   Title:

Confirmed and Accepted, as of
the date first above written:

DLJ MORTGAGE CAPITAL, INC.


By ________________________________
   Title:

                                                                     EXHIBIT E-2

                  [FORM OF SECURITIZATION TAKE-OUT COMMITMENT]

               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
                                 277 Park Avenue
                            New York, New York 10172

                       Securitization Take-Out Commitment

                                                              Dated May 30, 1997

DLJ Mortgage Acceptance Corp.
277 Park Avenue
New York, New York 10172

DLJ Mortgage Capital, Inc.
277 Park Avenue
New York, New York 10172

Ladies and Gentlemen:

            Pursuant to that certain Credit Agreement dated as of May 30, 1997 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), among Donaldson, Lufkin & Jenrette, Inc., Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), DLJ Mortgage Capital, Inc. ("DLJMC"), the Banks parties thereto, Chase Securities Inc., as Arranger, The Chase Manhattan Bank and DLJSC, as Syndication Agents, The Bank of New York, as the Administrative Agent, a Payment Agent and the DLJMC Collateral Agent, and The First National Bank of Chicago, as the Documentation Agent, a Payment Agent and the DLJSC Collateral Agent, the Banks have agreed to make loans to DLJMC from time to time to finance and refinance its purchase of certain mortgage loans. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

            DLJ Mortgage Acceptance Corp. ("DLJ Acceptance"), an affiliate of DLJMC, has agreed to purchase Mortgage Loans from DLJMC from time to time ("Purchased Loans") on the terms and subject to the conditions set forth in that certain Mortgage Loan Take-Out Commitment, dated the date hereof, by DLJ Acceptance in favor of DLJMC (as modified and supplemented in accordance with the terms thereof and in effect from time to time, the "Mortgage Loan Take-Out Commitment"), the proceeds of which purchases will be used by DLJMC to repay the loans and other obligations under the Credit Agreement to the Banks. DLJ Acceptance has further agreed to deposit such Mortgage Loans into one or more trusts or other similar vehicles in exchange for pass-through certificates representing beneficial interests in such Mortgage Loans ("Certificates")

            The undersigned, DLJSC, an affiliate of DLJ Acceptance and DLJMC, has agreed to purchase Certificates from DLJ Acceptance from time to time on the terms and subject to the conditions set forth in this Securitization Take-Out Commitment ("Take-Out Commitment").

            Accordingly, DLJSC hereby unconditionally and irrevocably agrees that, with respect to each purchase of Mortgage Loans by DLJ Acceptance from DLJMC as contemplated by the Mortgage Loan Take-Out Commitment, DLJSC shall purchase Certificates (in such tranches or classes as DLJSC shall determine in its sole discretion) in amounts and at times as may be necessary to result in net proceeds to DLJ Acceptance sufficient to enable DLJ Acceptance to purchase such Mortgage Loans from DLJMC in accordance with the terms of the Mortgage Loan Take-Out Commitment as soon as reasonably possible and in any event no later than 45 days following the date on which demand therefor is made hereunder or thereunder.

            The Agents and the Banks are intended third-party beneficiaries of this Take-Out Commitment, and so long as a DLJMC Event of Default shall have occurred and be continuing, the DLJMC Collateral Agent or any Collateral Custodian may enforce this Take-Out Commitment to the same extent as if it were a party hereto.

            The parties hereto may from time to time enter into written amendments, modifications or supplements hereto; provided that, so long as any DLJMC Secured Obligations (as defined in the DLJMC Security Agreements) remain unpaid or unperformed or any Bank has any Commitment to DLJMC under the Credit Agreement, no such amendment, modification or supplement, and no termination of this Take-Out Commitment, shall be effective without the prior written consent of all the Banks under the Credit Agreement.

            All notices, requests and other communications to any party hereunder or third party beneficiary hereof shall be in writing (including telecopy or similar teletransmission or writing) and shall be given to such Person at its address set forth in the Credit Agreement (or in the case of DLJ Acceptance, 277 Park Avenue, New York, NY 10172, Attention: Charles J. Hendrickson, Telephone: (212) 892-4280, Telecopy: (212) 892-4670), or such other address or telecopy number as such Person may hereafter specify by notice to another such Person. Each such notice, request or other communication shall be effective when received.

            DLJSC may not assign or delegate any of its obligations hereunder without the prior written consent of DLJ Acceptance, DLJMC and all the Banks. Subject to the foregoing, this Take-Out Commitment shall be binding upon the successors and assigns of DLJSC and shall inure to the benefit of DLJ Acceptance, DLJMC, the Agents, the Banks and each of their respective successors and assigns.

            This Take-Out Commitment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without reference to the choice of law provisions thereof except General Obligations Law Section 5-1401. Each of DLJMC, DLJ Acceptance and DLJSC hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Take-Out Commitment or the transactions contemplated hereby. Each of DLJMC, DLJ Acceptance and DLJSC irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. In connection with and without limiting the foregoing, each of DLJMC, DLJ Acceptance and DLJSC irrevocably waives, to the fullest extent permitted by applicable law, any claim that any action or proceeding commenced by any of them or by the DLJMC Collateral Agent or either Collateral Custodian on behalf of the Secured Parties (as defined in the DLJMC Security Agreements) relating in any way to this Take-Out Commitment should be dismissed or stayed by reason, or pending the resolution, of any action or proceeding commenced by any of DLJMC, DLJ Acceptance or DLJSC relating in any way to this Take-Out Commitment whether or not commenced earlier.

            EACH OF DLJMC, DLJ ACCEPTANCE AND DLJSC HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TAKE-OUT COMMITMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            This Take-Out Commitment constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements (except those contemplated hereunder), understandings negotiations and discussions, whether oral or written, of the parties, and there are no representations or agreements between the parties in connection with the subject matter hereof, except as set forth or referred to herein.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart thereof, whereupon this Take-Out Commitment shall represent a binding agreement among you and us.

                                     Very truly yours,

                                     DONALDSON, LUFKIN & JENRETTE
                                     SECURITIES CORPORATION

                                     By ________________________________
                                        Title:

Confirmed and Accepted, as of the date first above written:

DLJ MORTGAGE ACCEPTANCE CORP.

By ________________________________
   Title:

DLJ MORTGAGE CAPITAL, INC.

By ________________________________
   Title:

                                                                     EXHIBIT F-1

            SECURITY, CUSTODIAL AND COLLATERAL AGENCY AGREEMENT (as the same shall be modified and supplemented and in effect from time to time, this "Security Agreement") dated as of May 30, 1997, among: (i) DLJ MORTGAGE CAPITAL, INC., a Delaware corporation ("DLJMC"); (ii) BANKERS TRUST COMPANY, as custodian for the Secured Parties named herein (in such capacity, the "Collateral Custodian") and (iii) THE BANK OF NEW YORK, as collateral agent hereunder for the Banks (in such capacity, the "DLJMC Collateral Agent")

                                    RECITALS

            Donaldson, Lufkin & Jenrette, Inc., a Delaware corporation, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), a Delaware corporation, DLJMC, certain lenders (the "Banks"), Chase Securities Inc., as Arranger, The Chase Manhattan Bank and DLJSC, as Syndication Agents, The First National Bank of Chicago, as a Payment Agent, the DLJSC Collateral Agent and the Documentation Agent, and The Bank of New York, as a Payment Agent, the Administrative Agent and the DLJMC Collateral Agent, are parties to the Credit Agreement, dated as of the date hereof (as the same shall be modified and supplemented and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks have agreed, subject to the terms and conditions of the Credit Agreement, to make revolving credit loans to DLJMC in an original aggregate principal amount of $400,000,000 at any one time outstanding (as such amount may be amended from time to time in accordance with the Credit Agreement), which revolving credit loans will mature no later than one year after the Commitment Termination Date (as defined in the Credit Agreement).

            It is a condition precedent to the effectiveness of the Credit Agreement that the parties hereto execute and deliver this Security Agreement to provide for the appointment of the Collateral Custodian as custodian hereunder and for the granting of collateral security to the DLJMC Collateral Agent for the ratable benefit of the Secured Parties named herein.

            Accordingly, the parties hereto agree as follows:

            Section 1. Appointment of Custodian. By executing and delivering the Credit Agreement, the Banks (including any Bank in its capacity as a Competitive Bid Bank (as defined in the Credit Agreement)) have appointed the Collateral Custodian to act as agent, custodian and bailee for the exclusive benefit of the Secured Parties with respect to the DLJMC Collateral (as defined below). The Collateral Custodian hereby accepts such appointment and agrees to maintain and hold all DLJMC Collateral at any time delivered to it as agent, bailee and custodian for the exclusive benefit of such Secured Parties. The Collateral Custodian acknowledges and agrees that the Collateral Custodian is acting and will act with respect to the DLJMC Collateral for the exclusive benefit of the Secured Parties and is not, and shall not at any time in the future be, subject with respect to the DLJMC Collateral, in any manner or to any extent, to the direction or control of DLJMC except as expressly permitted hereby. The Collateral Custodian agrees to act in accordance with this Security Agreement and in accordance with any written instructions from the DLJMC Collateral Agent delivered pursuant hereto consistent herewith. Under no circumstances shall the Collateral Custodian deliver possession of DLJMC Collateral to DLJMC or any Person other than the DLJMC Collateral Agent except in accordance with the express terms of this Security Agreement or otherwise upon the written instruction of the DLJMC Collateral Agent.

            Section 2. Definitions.

            Unless otherwise defined herein, terms defined in the Credit Agreement (including, without limitation, those terms defined in Annex C thereto) shall have their respective assigned meanings when used herein, and the following terms shall have the following meanings:

            "Approved Seller" means a Person reasonably acceptable to the DLJMC Collateral Agent from which DLJMC purchases Mortgage Loans.

            "Authorized Representative" has the meaning specified in Section 27 hereof.

            "Collateral Attestation" means an attestation of the Collateral Custodian as to each Third-Party Pledged Mortgage Loan that is the subject of a Custodial Identification Certificate, which Collateral Attestation is delivered to the DLJMC Collateral Agent by the Collateral Custodian in the form annexed hereto as Annex 2-A. A Collateral Attestation (a) shall constitute an attestation by the Collateral Custodian with respect to its possession of certain Collateral Files, (b) shall not entitle the holder thereof to possession of the Mortgage Loans (or the related Mortgage Loan Documents) specified therein and (c) shall be issued by the Collateral Custodian solely in respect of Third-Party Pledged Mortgage Loans.

            "Collateral Certification" means a certification as to each Mortgage Loan, which Collateral Certification is delivered to the DLJMC Collateral Agent by the Collateral Custodian in the form annexed hereto as Annex 2-B.

            "Collateral File" means as to each Mortgage Loan, any Mortgage Loan Documents which are delivered at any time to the Collateral Custodian.

            "Custodial Identification Certificate" means the certificate executed by DLJMC in connection with the pledge of certain Mortgage Loans (including, without limitation, any Third-

Party Pledged Mortgage Loans) to the DLJMC Collateral Agent pursuant to this Security Agreement, substantially in the form of Annex 3 hereto.

            "Daily Collateral Worksheet" means a worksheet, in the form of Annex 4 hereto, attaching a current list of the Mortgage Loans (including Third-Party Pledged Mortgage Loans) then held by the Collateral Custodian for the benefit of the Secured Parties hereunder and setting forth, as of the Notification Time, on each Business Day on which it is delivered:

            (a) the aggregate Collateral Value of all Eligible Multifamily Mortgage Loans;

            (b) the aggregate Collateral Value of all Eligible Residential Mortgage Loans;

            (c) the aggregate Collateral Value of all Eligible Commercial Mortgage Loans; and

            (d) the aggregate Collateral Value of all Eligible Mortgage Loans.

            "Designated Certifier" has the meaning assigned to such term in
Section 3(a) (1) (c) hereof.

            "DLJMC Collateral" has the meaning specified in Section 4 hereof.

            "DLJMC Secured Obligations" at a particular time, means (i) the aggregate unpaid principal amount of the Loans made to DLJMC, (ii) the aggregate amount of all accrued and unpaid interest and fees in respect thereof, (iii) all other accrued but unpaid obligations and liabilities owing by DLJMC to any Bank or the Agents and (iv) all amounts payable by DLJMC hereunder or under the other DLJMC Security Agreements (including, without limitation, the reasonable fees and expenses of the DLJMC Collateral Agent and its counsel), in each case at such time. For purposes of Section 8 hereof, in any determination of the DLJMC Borrowing Base, "DLJMC Secured Obligations" shall be deemed to include only those amounts described in clause (i) above.

            "Eligible Mortgage Loans" means, collectively, Eligible Commercial Mortgage Loans, Eligible Multifamily Mortgage Loans and Eligible Residential Mortgage Loans.

            "Exception Report" has the meaning specified in Section 6(a) hereof.

            "Exceptions" has the meaning specified in Section 6(a) hereof.

            "FHA" means the Federal Housing Administration.

            "Funding Date" means any date on which Loans are to be made by the Banks to DLJMC as specified in the notice of borrowing or Competitive Bid Confirmation given by DLJMC in accordance with Section 2.02(a) or (b) of the Credit Agreement.

            "Mortgage Loan Documents" means with respect to each Mortgage Loan, the documents delivered or caused to be delivered by DLJMC to the Collateral Custodian in accordance with Section 3 hereof.

            "Mortgage Loan Schedule" means a list of Eligible Mortgage Loans to be pledged pursuant to Section 4 hereof, attached to a Custodial Identification Certificate setting forth, as to each Eligible Mortgage Loan, whether such Mortgage Loan is a Third-Party Pledged Mortgage Loan, the loan number, the name of the Mortgagor and the original principal balance thereof.

            "Notification Time" means 10:00 a.m., New York City time.

            "Officer's Certificate" means a certificate signed by an individual having authority to sign on behalf of the Person delivering such certificate and delivered as required by this Security Agreement.

            "Opinion of Counsel" means a written opinion of counsel reasonably acceptable to the party receiving such opinion.

            "Proceeds" means whatever is receivable or received when DLJMC Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

            "Requesting Party" has the meaning specified in Section 36 hereof.

            "Secured Parties" means the Banks, the DLJMC Collateral Agent and the other Agents.

            "Substitute Mortgage Loans" has the meaning specified in Section 8(c) (i) hereof.

            "Third-Party Custodian" means The Chase Manhattan Bank (and its successors and permitted assigns) as custodian under the Third-Party Custody Agreement.

            "Third-Party Pledged Mortgage Loans" means Mortgage Loans represented by a Trust Receipt identified in a Custodial Identification Certificate, which Trust Receipt is held by the Third-Party Custodian under the Third-Party Custody Agreement.

            "Third-Party Custody Agreement" means the Third -Party Custody Agreement, dated as of the date hereof, entered into among DLJMC, the DLJMC Collateral Agent and the Third-Party Custodian, as amended, supplemented or otherwise modified from time to time.

            "Trust Receipts" means Trust Receipts, in the form annexed hereto as Annex 9 (or in such other form as shall be approved by the DLJMC Collateral Agent), which have been issued by the Collateral Custodian or its affiliates pursuant to various underlying custodial agreements, in form and substance reasonably acceptable to the DLJMC Collateral Agent, between DLJMC and the Collateral Custodian or its affiliates (as such custodial agreements are identified on a schedule provided by DLJMC to the Collateral Custodian and the DLJMC Collateral Agent from time to time), which evidence custody of the Mortgage Loans (including the related Mortgage Loan Documents) specified therein and which entitle the holder thereof to possession of the Mortgage Loans specified therein; provided, however, that a Trust Receipt may only be issued pursuant to a custodial agreement (a) as to which counsel to DLJMC has issued a legal opinion in form and substance reasonably satisfactory to the DLJMC Collateral Agent and (b) which is included in the schedule of custodial agreements provided by DLJMC to the Collateral Custodian and the DLJMC Collateral Agent from time to time.

            "VA" means the Veterans Administration.

            Section 3. Delivery of Mortgage Loan Documents.

            (a) No later than 6:00 p.m., New York City time, one Business Day prior to any Funding Date, DLJMC shall have provided the Collateral Custodian with the applicable information specified on Annex 1 to this Security Agreement for each Mortgage Loan to be included in the DLJMC Borrowing Base on such Funding Date (such information also to be delivered to the Collateral Custodian in computer-readable form). The Mortgage Loans to be pledged to the DLJMC Collateral Agent and held by the Collateral Custodian hereunder shall be limited to Mortgage Loans with respect to which DLJMC or its agents have previously delivered the related Mortgage Loan Documents listed below to Bankers Trust under the terms of a custody agreement and as to which Bankers Trust shall have completed its review of such Mortgage Loan Documents within the period of time prescribed by such custody agreement:

(1)   With respect to each Residential Mortgage Loan:

            (a) The original Mortgage Note bearing all intervening endorsements evidencing a complete chain of endorsement from the originator of the Mortgage Loan to the Person endorsing, endorsed by the last endorsee (the "Endorsee") and without recourse in blank, or to Bankers Trust Company (whether in its own capacity, as trustee, agent or otherwise). To the extent that there is no room on the face of any Mortgage Note for endorsements, the endorsement may be contained on an allonge, if state law so allows. If the Mortgage Loan was acquired by the Endorsee in a merger, the endorsement must be by "[Endorsee], successor by merger to [name of predecessor] ." If the Mortgage Loan was acquired or originated by the Endorsee while doing business under another name, the endorsement must be by "[Endorsee] formerly known as [previous name]".

            (b) The original of any guarantee executed in connection with the Mortgage Note (if any).

            (c) The original executed Mortgage, naming the Endorsee as the mortgagee/beneficiary thereof and bearing evidence that such instrument has been recorded in the appropriate jurisdictions where the Mortgaged Property is located (or, in lieu of the original of the recorded Mortgage, a copy of the Mortgage, together with a certification from the Approved Seller which delivered such Mortgage, the escrow agent for such Mortgage, the settlement attorney for such Mortgage, or the title insurance company issuing the title policy relating to such Mortgage (each a "Designated Certifier") certifying that the copy represents a true and correct copy of the original), or a certificate of receipt from the recording office certifying that such copy represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

            (d) An original or certified copy of an executed Assignment of Mortgage executed by the Endorsee, in blank, or to Bankers Trust Company (whether in its own capacity, as trustee, agent or otherwise), in recordable form but not recorded.

            (e) The original or a copy of the Lender's Title Insurance Policy, or, if such policy has not been issued and the Mortgage Loan is to be funded through a title insurance company pursuant to escrow instructions precluding the title insurance company from funding until it has issued (or is irrevocably committed to issue upon funding) the required title insurance coverage, a copy of either such escrow instructions, the commitment for title insurance, or the preliminary title report.

            (f) The original of any security agreement or chattel mortgage executed in connection with the Mortgage (if any).

(2)   With respect to each Multifamily Mortgage Loan:

            (a) The documents listed in paragraphs (a), (c), (d) and (e) of Subsection (1) of this Section 3(a), and to the extent provided in the relevant Collateral Files, the documents listed in paragraphs (b) and (f) of Subsection (1) of this Section 3(a)

            (b) The original recorded Assignment of Leases and Rents (or, in lieu of the recorded original of the Assignment of Leases and Rents, a copy of the Assignment of Leases and Rents, together with a certification from a Designated Certifier, certifying that the copy represents a true and correct copy of the original) or a certificate of receipt from the recording office, certifying that such copy represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

            (c) An environmental indemnity agreement (if any)

            (d) An omnibus assignment in blank (if any).

            (e) A disbursement letter from Mortgagor to the original mortgagee (if any).

            (f) Mortgagor's certificate or title affidavit (if any).

            (g) A survey of the Mortgaged Property (if any).

            (h) Mortgagor's Opinion of Counsel (if any).

(3)   With Respect to each Commercial Mortgage Loan:

            (a) the documents listed in paragraphs (a) - (h) of Subsection (2) of this Section 3 (a).

(4)   With Respect to All Collateral Files:

            In addition to the foregoing, DLJMC shall, from time to time, forward to the Collateral Custodian, and the Collateral Custodian shall hold, all additional original documents evidencing any assumption, modification, consolidation or extension of any Mortgage Loan approved by DLJMC, and the Collateral Custodian shall hold such other documents as the DLJMC Collateral Agent shall reasonably request from time to time.

            Section 4. Grant of Security Interest.

            As collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) and performance of the DLJMC Secured Obligations, DLJMC hereby pledges and assigns to the DLJMC Collateral Agent for the pro rata, pari passu benefit of the Secured Parties, and grants to the DLJMC Collateral Agent for the pro rata, pari passu benefit of the Secured Parties a security interest in all of DLJMC's right, title and interest in the property described in Section 5 below (collectively, the "DLJMC Collateral").

            Section 5. Collateral.

            The DLJMC Collateral shall consist of all now existing and hereafter arising right, title and interest of DLJMC in, under and to each of the following:

            (a) all Mortgage Loans, now owned or hereafter acquired by DLJMC, which the Collateral Custodian is instructed to hold pursuant to a Custodial Identification Certificate, and all Third-Party Pledged Mortgage Loans identified in a Custodial Identification Certificate, in each case, including, without limitation, all promissory notes, mortgages, deeds to secure debt, trust deeds and security agreements related thereto, all rights to payment thereunder, all rights in the Property securing payment of the indebtedness of the obligors thereunder, or which are the subject of such Mortgage Loans, all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, fire and extended coverage insurance policies (including the right to any return premiums) and FHA insurance and VA guaranties, and all rights in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof;

            (b) all Take-Out Commitments, now existing or hereafter arising, covering any part of the foregoing DLJMC Collateral, all rights to deliver Mortgage Loans to DLJ Mortgage Acceptance or to permanent investors and other purchasers pursuant thereto and all proceeds resulting from the disposition of such DLJMC Collateral pursuant thereto;

            (c) all now existing and hereafter arising accounts, contract rights and general intangibles constituting or relating to any of the foregoing DLJMC Collateral;

            (d) all now existing and hereafter acquired files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other books, records, information and data of DLJMC relating to the foregoing DLJMC Collateral (including all information, records, data, programs, tapes, discs, and cards necessary or helpful in the administration or servicing of the foregoing DLJMC Collateral); and

            (e) all products and Proceeds of the foregoing DLJMC Collateral.

            Section 6. Custodial Identification Certificate; Collateral
Certification: Daily Collateral Worksheet.

            (a) No later than 10:00 a.m., New York City time, on each Funding Date, DLJMC shall provide the Collateral Custodian with a Custodial Identification Certificate and a related Mortgage Loan Schedule (such information contained on the Mortgage Loan Schedule shall be delivered to the Collateral Custodian in computer-readable form) with respect to the Eligible Mortgage Loans (including, without limitation, any Third-Party Pledged Mortgaged Loans) to be pledged hereunder on such Funding Date and shall notify the Third-Party Custodian of the .pledge of any Third-Party Pledged Mortgage Loans hereunder. Following receipt of such Custodial Identification Certificate, no later than 1:00 p.m., New York City time, on such Funding Date, the Collateral Custodian will deliver, via facsimile, to the DLJMC Collateral Agent a Collateral Certification in respect of Mortgage Loans (other than Third-Party Pledged Mortgage Loans) to be pledged hereunder on such date and/or, as may be necessary, a Collateral Attestation in respect of Third-Party Pledged Mortgage Loans to be pledged hereunder on such date, in each case to the effect that, as to each Mortgage Loan listed on the related Mortgage Loan Schedule, based on the Collateral Custodian's examination of the Collateral File for such Mortgage Loan, except for variances from the requirements of Section 3 hereof with respect to the Collateral Files ("Exceptions") (giving effect to DLJMC's right to deliver certified copies in lieu of original documents in certain circumstances) noted in a report attached to the Collateral Certification or the Collateral Attestation (an "Exception Report"), (i) all documents required to be delivered in respect of such Mortgage Loan pursuant to Section 3 of this Security Agreement have been received and are in the possession of the Collateral Custodian as part of the Collateral File for such Mortgage Loan, and
(ii) all such documents have been reviewed by the Collateral Custodian and appear on their face to be regular and to relate to such Mortgage Loan and to satisfy the requirements set forth in Section 3 hereof and that the information referred to in Section 7(c) hereof has been confirmed. In connection with either a Collateral Certification or a Collateral Attestation, the Collateral Custodian shall make no representations as to and shall not be responsible to verify (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Collateral File or (B) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Each Collateral Certification issued to the DLJMC Collateral Agent by the Collateral Custodian, via facsimile, shall be deemed canceled upon the issuance of a subsequent Collateral Certification.

            (b) On each Business Day on which the Collateral Custodian holds Mortgage Loan Documents as of the opening of business on such Business Day, on each Business Day on which DLJMC shall have notified the Collateral Custodian that the Third-Party Custodian holds Trust Receipts with respect to Third-Party Pledged Mortgage Loans pledged to the DLJMC Collateral Agent hereunder, and on each Funding Date, the Collateral Custodian shall deliver, via facsimile, a Daily Collateral Worksheet to the DLJMC Collateral Agent no later than 1:00 p.m., New York City time, attaching a then current list of the Mortgage Loans (including Third-Party Pledged Mortgage Loans) then held by the Collateral Custodian for the benefit of the Secured Parties hereunder and setting forth in detail the information called for on the Daily Collateral Worksheet as of the Notification Time on such Business Day; provided, however, that the Collateral Custodian shall not include within the DLJMC Borrowing Base, and shall not give effect in a Daily Collateral Worksheet, to (i) Mortgage Loans as to which a Custodial Identification Certificate and related Mortgage Loan Schedule have not been provided to the Collateral Custodian by 10:00 a.m., New York City time, on such Business Day, (ii) Mortgage Loans as to which the Collateral Custodian has notice that such Mortgage Loans are subject to a security interest in favor of a Person other than the DLJMC Collateral Agent hereunder (excluding Third-Party Mortgage Loans as to which DLJMC has provided the Collateral Custodian notice that such Third-Party Pledged Mortgage Loans are held or to be held by a Third-Party Custodian on behalf of the DLJMC Collateral Agent for the benefit of the Secured Parties), (iii) Mortgage Loans as to which Exceptions are noted in an Exception Report, (iv) Mortgage Loans as to which the information on Annex 1 has not been delivered to the Collateral Custodian in accordance with Section 3 hereof, or (v) Mortgage Loans as to which the Collateral Custodian has been notified by DLJMC, the DLJMC Collateral Agent or any other Secured Party that such Mortgage Loans have ceased to be Eligible Mortgage Loans. The Collateral Custodian shall not include within the DLJMC Borrowing Base, and shall not give effect in a Daily Collateral Worksheet to, any Mortgage Loan as to which the Collateral Custodian has received notice or instructions from DLJMC that such Mortgage Loan is to be held for the benefit of another Person, unless the Collateral Custodian has received notice or instructions from DLJMC that such Mortgage Loan is no longer to be held for the benefit of such other Person. All calculations reported in a Daily Collateral Worksheet shall be based solely on information provided to the Collateral Custodian by DLJMC, and the Collateral Custodian shall make no representations as to and shall not be responsible to verify the validity or accuracy of any of the information so provided to the Collateral Custodian by DLJMC. Each Daily Collateral Worksheet shall be superseded by a subsequently issued Daily Collateral Worksheet.

            Section 7. Obligations of the Collateral Custodian.

            (a) The Collateral Custodian shall maintain continuous custody of all items constituting the Collateral Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of the DLJMC Collateral Agent therein. Each Mortgage Note (and any Assignment of Mortgage) shall be maintained in fireproof facilities.

            (b) With respect to the documents constituting each Collateral File, the Collateral Custodian shall (i) act exclusively as the custodian for, and the bailee of, the Secured Parties, (ii) hold all documents constituting such Collateral File received by it for the exclusive use and benefit of the DLJMC Collateral Agent on behalf of the Secured Parties, and (iii) make disposition thereof only in accordance with the terms of this Security Agreement or with written instructions furnished by the DLJMC Collateral Agent.

            (c) In connection with its review of the documents constituting each Collateral File, the Collateral Custodian shall confirm the information provided by DLJMC pursuant to clauses (a) through (d) (inclusive), (e), (f) and (g) of Annex 1 hereto.

            (d) In the event that (i) any Secured Party, DLJMC, or the Collateral Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Collateral File or a document included within a Collateral File or (ii) a third party shall institute any court proceeding by which any Collateral File or a document included within a Collateral File shall be required to be delivered otherwise than in accordance with the provisions of this Security Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Security Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Collateral Custodian shall continue to hold and maintain all the Collateral Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Collateral Custodian shall dispose of such Collateral File or a document included within such Collateral File as directed by such determination and with direction by the DLJMC Collateral Agent or, if no such determination is made, in accordance with the provisions of this Security Agreement. Expenses of the Collateral Custodian incurred as a result of such proceedings shall be borne by DLJMC.

            Section 8. Release of Collateral.

            (a) From time to time until otherwise notified by the DLJMC Collateral Agent, which notice shall be given by the DLJMC Collateral Agent only following the occurrence of a Default, the Collateral Custodian is hereby authorized upon receipt of a written request of DLJMC to release documentation relating to

Mortgage Loans in the possession of the Collateral Custodian to DLJMC for the purpose of correcting documentary deficiencies relating thereto against a Request for Release executed by DLJMC in the form of Annex 5 hereto. DLJMC hereby further represents and warrants to the Secured Parties that any request by DLJMC for release of DLJMC Collateral shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation for returning such DLJMC Collateral to the Collateral Custodian for ultimate sale or exchange and that DLJMC has requested such release in compliance with all terms and conditions of such release set forth in the Credit Agreement. In no event shall the aggregate Collateral Value of Mortgage Loans so released by the Collateral Custodian at any time exceed $5,000,000.00 without the prior written consent of the DLJMC Collateral Agent. Mortgage Loans so released, and the aggregate Collateral Value thereof, shall be listed on Attachment 1 to the Daily Collateral Worksheet.

            (b) So long as neither the Collateral Custodian nor the DLJMC Collateral Agent has not received notice that a Default has occurred and is continuing, the Collateral Custodian and the DLJMC Collateral Agent shall take such steps as they may reasonably be directed from time to time by DLJMC in writing, which DLJMC deems necessary and appropriate, to transfer promptly and deliver to DLJMC Mortgage Loan Documents in the possession of the Collateral Custodian relating to any Mortgage Loan previously included in the DLJMC Borrowing Base as an Eligible Mortgage Loan but which DLJMC or the DLJMC Collateral Agent or any other Secured Party has notified the Collateral Custodian has ceased to be an Eligible Mortgage Loan.

            (c) (i) So long as no Default has occurred and is continuing, DLJMC may, in accordance with the provisions of this Section 8 (c) (i), substitute for one or more Mortgage Loans constituting DLJMC Collateral hereunder one or more other Eligible Mortgage Loans ("Substitute Mortgage Loans"); provided that the aggregate Collateral Value of the Substitute Mortgage Loans is not less than the aggregate Collateral Value of the Mortgage Loans being substituted for. In connection with any such substitution, DLJMC will provide notice to the Collateral Custodian and the DLJMC Collateral Agent no later than 5:00 p.m., New York City time, on the Business Day of such substitution, specifying the Mortgage Loans to be substituted and the Substitute Mortgage Loans to be pledged hereunder in substitution therefor, and shall deliver with such notice a Custodial Identification Certificate and related Mortgage Loan Schedule for the Substitute Mortgage Loans. Each such substitution shall be deemed to be a representation and warranty by DLJMC to the Secured Parties and the Collateral Custodian that the Substitute Mortgage Loans are Eligible Mortgage Loans and that the aggregate Collateral Value of the Substitute Mortgage Loans is no less than the aggregate Collateral Value of the Mortgage Loans being substituted for. So long as the Collateral Custodian has not received notice that a Default has occurred and is continuing, the Collateral Custodian shall release the security interest of the DLJMC Collateral Agent in the Mortgage Loans being released after the Collateral Custodian has determined that the matters set forth in clauses (i) and (ii) of
Section 6(a) hereof with respect to the Substitute Mortgage Loans are true and correct, without exception, and that, based upon information provided to the Collateral Custodian by DLJMC or otherwise contained in the relevant Collateral File, the aggregate Collateral Value of the Substitute Mortgage Loans is no less than the aggregate Collateral Value of the Mortgage Loans being substituted for, unless the DLJMC Collateral Agent notifies the Collateral Custodian no later than 6:00 p.m., New York City time, on such Business Day, not to effect such substitution.

                  (ii) So long as no Default has occurred and is continuing, DLJMC may, in accordance with the provisions of this Section 8(c)(ii), with the consent of the DLJMC Collateral Agent, substitute for one or more Mortgage Loans constituting the DLJMC Collateral hereunder one or more Substitute Mortgage Loans having aggregate Collateral Value less than the aggregate Collateral Value of the Mortgage Loans being substituted for, or obtain the release of one or more Mortgage Loans constituting DLJMC Collateral hereunder; provided that, after giving effect to such substitution or release, the DLJMC Secured Obligations then outstanding shall not exceed the DLJMC Borrowing Base. In connection with any such requested substitution or release, DLJMC will provide notice to the Collateral Custodian and the DLJMC Collateral Agent no later than 3:00 p.m., New York City time, on the date of such request, specifying the Mortgage Loans to be substituted for or released and the Substitute Mortgage Loans to be pledged hereunder in substitution therefor, if any, and shall deliver with such notice a Custodial Identification Certificate and related Mortgage Loan Schedule for any Substitute Mortgage Loans. Promptly upon receipt of such notice and so long as the DLJMC Collateral Agent has not received notice that a Default has occurred and is continuing, the DLJMC Collateral Agent will determine whether, after giving effect to the requested substitution or release, the DLJMC Secured Obligations then outstanding would exceed the DLJMC Borrowing Base. If the DLJMC Collateral Agent determines that after giving effect to the requested substitution or release, the DLJMC Secured Obligations then outstanding would not exceed the DLJMC Borrowing Base, the DLJMC Collateral Agent will promptly so notify the Collateral Custodian, and so long as the Collateral Custodian has not received notice that a Default has occurred and is continuing, the Collateral Custodian will effect the requested substitution or release no later than 6:00 p.m., New York City time, on the day on which such request was made, provided that the Collateral Custodian has determined that the matters set forth in clauses (i) and (ii) of Section 6(a) hereof with respect to any Substitute Mortgage Loans are true and correct, without exception. Each such substitution or release shall be deemed to be a representation and warranty by DLJMC that any Substitute Mortgage Loans are Eligible Mortgage Loans and that after giving effect to such substitution or release, the DLJMC Secured Obligations then outstanding shall not exceed the DLJMC Borrowing Base. Nothing in this Section 8(c) (ii) shall limit or impair the ability of DLJMC to substitute Mortgage Loans pursuant to the provisions of Section 8(c)(i) hereof.

                  (iii) In connection with any substitution of Mortgage Loans pursuant to this Section 8(c) on a Business Day, the Collateral Custodian will deliver to the DLJMC Collateral Agent, together with the Daily Collateral Worksheet delivered on the next succeeding Business Day, a replacement Collateral Certification or Collateral Attestation in respect of the Mortgage Loans pledged hereunder on the date of such substitution, to the effect that, after giving effect to such substitution, as to each Mortgage Loan listed on the related Mortgage Loan Schedule, based on the Collateral Custodian's examination of the Collateral File for each Mortgage Loan, except for Exceptions noted in the Exception Report attached to the Collateral Certification or Collateral Attestation, (i) all documents required to be delivered in respect of such Mortgage Loan pursuant to Section 3 of this Security Agreement have been delivered and are in the possession of the Collateral Custodian as part of the Collateral File for such Mortgage Loan, and (ii) all such documents have been reviewed by the Collateral Custodian and appear on their face to be regular and to relate to such Mortgage Loan and to satisfy the requirements set forth in
Section 3 of this Security Agreement and the Collateral Custodian has confirmed in the information referred to in Section 7(c) hereof.

            (d) Following notification by the DLJMC Collateral Agent to the Collateral Custodian that a Default has occurred and is continuing, the Collateral Custodian shall not, and shall incur no liability to DLJMC or any Person for refusing to, release any item of DLJMC Collateral to DLJMC or any other Person without the express prior written consent and at the direction of the DLJMC Collateral Agent.

            (e) Notwithstanding anything to the contrary contained herein, the Collateral Custodian shall not be directed to release Mortgage Loan Documents unless in connection with such release, DLJMC has, to the extent necessary, prepaid any outstanding Loans made to DLJMC so that, after giving effect to such release, the aggregate unpaid principal amount of the DLJMC Secured Obligations shall not exceed the DLJMC Borrowing Base. DLJMC acknowledges (a) that no provision has been made herein or in the other Basic Documents for the delivery of Mortgage Loan Documents to a third party under cover of a bailee letter or for the release of Mortgage Loan Documents against the payment into a settlement account of funds to be applied to repayment of Loans, requiring DLJMC instead to arrange for a separate source of refunding to repay outstanding Loans in connection with a release of DLJMC Collateral hereunder, and (b) that no provision has been made herein or in the other Basic Documents for the proceeds of

Loans to be paid directly to third parties in connection with the acquisition by DLJMC of Mortgage Loans.

            (f) In connection with its calculation of the DLJMC Borrowing Base on any Business Day pursuant to the Borrowing Procedures set forth in Annex C to the Credit Agreement, the DLJMC Collateral Agent shall confirm that any Trust Receipts as to which the DLJMC Collateral Agent is provided notice by the Third-Party Custodian that such Trust Receipts are being held on such Business Day for the benefit of the DLJMC Collateral Agent and the other Secured Parties, correspond to the Trust Receipts listed on Attachment 1 to the Daily Collateral Worksheet provided by the Collateral Custodian on such Business Day.

            Section 9. Fees and Expenses of Collateral Custodian.

            DLJMC agrees to pay the Collateral Custodian's reasonable custodial fees, and the expenses and disbursements of the Collateral Custodian (including fees and disbursements of the Collateral Custodian's counsel) for the performance of the Collateral Custodian's duties under this Security Agreement, which custodial fees, expenses and disbursements shall be provided for in a separate agreement (the "Fee Schedule") between DLJMC and the Collateral Custodian. All such fees, expenses and disbursements incurred by or payable to the Collateral Custodian in connection with the receipt, processing and administration of the Collateral Files and the performance by the Collateral Custodian of its obligations pursuant to the terms and conditions of this Security Agreement shall be paid by DLJMC on a quarterly basis or as otherwise set forth in such Fee Schedule. DLJMC additionally agrees to reimburse the Collateral Custodian for all out-of-pocket costs and disbursements (including fees and disbursements of counsel) incurred by the Collateral Custodian in the negotiation and execution of, and the enforcement of its rights under, this Security Agreement. Notwithstanding anything herein to the contrary, in no event shall the Collateral Custodian have any interest in or recourse to the DLJMC Collateral for payment of any amounts owed to it hereunder.

            Section 10. Removal or Resignation of Collateral Custodian.

            (a) The Collateral Custodian may at any time resign and terminate its obligations under this Security Agreement upon at least 60 days prior written notice to DLJMC and the DLJMC Collateral Agent. Promptly after receipt of notice of the Collateral Custodian's resignation, the DLJMC Collateral Agent shall appoint, by written instrument, a successor custodian, subject, so long as no Default has occurred and is continuing, to written approval by DLJMC (which approval shall not be unreasonably withheld). One original counterpart of such instrument of appointment shall be delivered to each of DLJMC, the Collateral Custodian and the successor custodian.

            (b) The DLJMC Collateral Agent, with the consent of the Majority Banks, with or without cause, upon at least 60 days prior written notice to the Collateral Custodian, may remove and discharge the Collateral Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Security Agreement. A copy of such notice shall be delivered to DLJMC. Promptly after the giving of notice of removal of the Collateral Custodian, the DLJMC Collateral Agent shall appoint, by written instrument, a successor custodian. One original counterpart of such instrument of appointment shall be delivered to each of DLJMC, the Collateral Custodian and the successor custodian.

            (c) In the event of any such resignation or removal, the Collateral Custodian shall promptly transfer to the successor custodian, as directed in writing by the DLJMC Collateral Agent, all the Collateral Files (if any) being administered under this Security Agreement and, to the extent and in the manner directed by the DLJMC Collateral Agent, the Collateral Custodian shall complete the endorsements on the Mortgage Notes. The cost of the shipment of Mortgage Files arising out of the resignation or removal for cause of the Collateral Custodian shall be at the expense of the Collateral Custodian; and any such transfer arising out of the removal of the Collateral Custodian other than for cause shall be at the expense of the Secured Parties. DLJMC shall be responsible for the fees and expenses of the successor custodian.

            (d) Notwithstanding the provisions of the foregoing Sections 10(a),
(b) and (c), in no event shall the Collateral Custodian be discharged of its obligations hereunder absent an acceptance of appointment by a successor Collateral Custodian, provided that if 60 days after the Collateral Custodian has given notice of its resignation in accordance with Section 10(a) hereof a successor custodian is not appointed in accordance with such Section 10(a), the resigning Collateral Custodian may petition a court of competent jurisdiction for the appointment of a successor custodian.

            Section 11. Examination of Collateral Files.

            Upon reasonable prior notice to the Collateral Custodian but not less than two (2) Business Days, the DLJMC Collateral Agent, DLJMC and their agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Collateral Files, documents, records and other papers in the possession of or under the control of the Collateral Custodian relating to any or all of the Mortgage Loans; provided that DLJMC shall be liable to reimburse the DLJMC Collateral Agent for its reasonable costs and expenses (including, without limitation, the reasonable fees and expenses of their agents, accountants, attorneys and auditors) solely with respect to (a) one such examination in any twelve-month period and (b) such additional number of examinations as the DLJMC Collateral Agent may require so long as a Default has occurred and is continuing.

            Section 12. Insurance of Collateral Custodian.

            At its own expense, the Collateral Custodian shall maintain at all times during the existence of this Security Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian. The minimum coverage under any such insurance policies shall be at least equal to the lesser of the corresponding amounts required by FNMA in the FNMA Mortgage-Backed Securities Selling and Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide. Upon request, the DLJMC Collateral Agent shall be entitled to receive a certificate of the respective insurer that such insurance is in full force and effect.

            Section 13. Representations and Warranties.

            (a) DLJMC hereby represents and warrants to the Secured Parties that:

            (i) DLJMC is the sole owner of the DLJMC Collateral (or, in the case of after-acquired Collateral, at the time DLJMC acquires rights in such DLJMC Collateral, will be the sole owner thereof);

            (ii) except for security interests in favor of the DLJMC Collateral Agent for the benefit of the Secured Parties, no Person has (or, in the case of after-acquired DLJMC Collateral, at the time DLJMC acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the DLJMC Collateral;

            (iii) all information heretofore, herein or hereafter supplied to the Collateral Custodian by or on behalf of DLJMC with respect to the DLJMC Collateral is or will be accurate and complete; and

            (iv) each Mortgage Loan delivered to the Collateral Custodian is, at the date included in the computation of the Collateral Value of the DLJMC Borrowing Base, an Eligible Mortgage Loan.

            (b) The Collateral Custodian represents and warrants to the Secured Parties that:

            (i) the Collateral Custodian has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Security Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Security Agreement;

            (ii) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Collateral Custodian) is required in connection with the execution, delivery, performance, validity or enforceability of this Security Agreement;

            (iii) this Security Agreement has been duly executed and delivered on behalf of the Collateral Custodian and constitutes a legal, valid and binding obligation of the Collateral Custodian enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law); and

            (iv) none of the execution and delivery of this Security Agreement and the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Collateral Custodian, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Collateral Custodian is a party or by which it or any of its properties is bound or to which any of them is subject, or constitute a default under any such agreement or instrument.

            Section 14. Covenants of DLJMC.

            DLJMC hereby agrees: (a) to procure, execute and deliver from time to time all endorsements, assignments, financing statements and other writings deemed necessary or appropriate by the DLJMC Collateral Agent or the Secured Parties to perfect, maintain and protect the DLJMC Collateral Agent's security interest hereunder and the priority thereof and to deliver promptly to the Collateral Custodian all originals of DLJMC Collateral included in the DLJMC Borrowing Base or Proceeds thereof consisting of chattel paper or instruments;
(b) not to surrender or lose possession of (other than to the Collateral Custodian), sell, encumber, or otherwise dispose of or transfer, any DLJMC Collateral or right or interest therein other than as otherwise permitted under
Section 8 above; (c) following the occurrence of a DLJMC Event of Default, to account fully for and promptly to deliver to the Collateral Custodian, in the form received, all DLJMC Collateral or Proceeds received, endorsed to the Collateral Custodian as appropriate and accompanied by such assignments and powers, duly executed, as the DLJMC Collateral Agent shall request, and until so delivered all DLJMC Collateral and Proceeds shall be held in trust for the DLJMC Collateral Agent for the benefit of the Secured Parties, separate from all other property of DLJMC and identified as the property of the DLJMC Collateral Agent for the benefit of the Secured Parties; (d) at any reasonable time, upon demand by the DLJMC Collateral Agent, to exhibit to and allow inspection by the DLJMC Collateral Agent (or Persons designated by the DLJMC Collateral Agent) of the DLJMC Collateral and the records concerning the DLJMC Collateral; (e) to keep the records concerning the DLJMC Collateral at the location(s) set forth in
Section 34 below and not to remove the records from such location(s) without the prior written consent of the DLJMC Collateral Agent; (f) at the request of the DLJMC Collateral Agent, to place on each of its records pertaining to the DLJMC Collateral a legend, in form and content satisfactory to the DLJMC Collateral Agent, indicating that such DLJMC Collateral has been assigned to the DLJMC Collateral Agent for the benefit of the Secured Parties; (g) following the occurrence and during the continuance of a DLJMC Default, not to modify, compromise, extend, rescind or cancel any deed of trust, mortgage, note or other document, instrument or agreement connected with any Mortgage Loan pledged under this Security Agreement or any document relating thereto or connected therewith or consent to a postponement of strict compliance on the part of any party thereto to any term or provision thereof; (h) to keep the DLJMC Collateral insured against loss, damage, theft, and other risks customarily covered by insurance, and such other risks as the DLJMC Collateral Agent may reasonably request; (i) to do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the DLJMC Collateral consistent with the provisions of Section 8 above; (j) not knowingly to use or permit any DLJMC Collateral to be used unlawfully or in violation of any provision of this Security Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering any of the DLJMC Collateral; (k) to pay (or require to be paid) prior to their becoming delinquent all taxes, assessments, insurance premiums, charges, encumbrances and liens now or hereafter imposed upon or affecting any DLJMC Collateral; (1) to notify the Collateral Custodian and the DLJMC Collateral Agent before any such change shall occur of any change in DLJMC's name, identity or structure through merger, consolidation or otherwise;
(m) to appear in and defend, at DLJMC's cost and expense, any action or proceeding which may affect its title to or the DLJMC Collateral Agent's interest (for the benefit of the Secured Parties) in any of the DLJMC Collateral; (n) to keep accurate and complete records of the DLJMC Collateral and to provide the DLJMC Collateral Agent with such records and such reports and information relating to the DLJMC Collateral as the DLJMC Collateral Agent may request from time to time; and (o) to comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the DLJMC Collateral.

            Section 15. Collection of Collateral Payments.

            (a) DLJMC shall, at its sole cost and expense, take all action reasonably within the power of DLJMC to obtain payment, when due and payable, of all sums due or to become due from obligors under Mortgage Loans with respect to any DLJMC Collateral ("Collateral Payments"), including, without limitation, the taking of such action that is within the power of DLJMC with respect thereto as the Collateral Custodian or the DLJMC Collateral Agent may reasonably request, or, in the absence of such request, as DLJMC may reasonably deem advisable; provided, however, that DLJMC shall not, without the prior written consent of the DLJMC Collateral Agent, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment or accept any prepayment on account thereof other than consistent with FNMA or FHLMC servicing guidelines or as may otherwise be provided in various servicing agreements to which DLJMC is a party. Upon the request of the DLJMC Collateral Agent following the occurrence of a DLJMC Event of Default, DLJMC will notify and direct any Person who is or might become obligated to make any Collateral Payment, to make payment thereof to the DLJMC Collateral Agent (or to DLJMC in care of the DLJMC Collateral Agent) for deposit to an account specified by the DLJMC Collateral Agent with all such payments received by the DLJMC Collateral Agent to be held as DLJMC Collateral hereunder.

            (b) If a DLJMC Event of Default shall occur and be continuing, upon the request of the DLJMC Collateral Agent, under the direction of or with the consent of the Majority Banks, DLJMC will, forthwith upon receipt, transmit and deliver to the DLJMC Collateral Agent, in the form received, for deposit to the credit of an account designated by the DLJMC Collateral Agent, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the DLJMC Collateral Agent) which may be received by DLJMC at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the DLJMC Collateral Agent, such items will be held in trust for the DLJMC Collateral Agent for the benefit of the Secured Parties and will not be commingled by DLJMC with any of its other funds or property. Thereafter, the DLJMC Collateral Agent is hereby authorized and empowered to endorse the name of DLJMC on any check, draft or other instrument for the payment of money received by the DLJMC Collateral Agent on account of any Collateral Payment.

            (c) DLJMC will indemnify and save harmless the Collateral Custodian, the DLJMC Collateral Agent and the other Secured Parties from and against all liabilities and expenses on account of any adverse claim asserted against the Collateral Custodian, the DLJMC Collateral Agent and the other Secured

Parties relating to any moneys received by the Collateral Custodian or the DLJMC Collateral Agent on account of any Collateral Payment and applied by the Collateral Custodian or the DLJMC Collateral Agent consistent with the provisions of the underlying Mortgage Loan Documents, and such obligation of DLJMC shall continue in effect after and notwithstanding the discharge of the DLJMC Secured Obligations and the release of the security interest granted in
Section 4 above.

            Section 16. Authorized Action By Collateral Custodian and DLJMC Collateral Agent.

            DLJMC hereby irrevocably appoints each of the Collateral Custodian and the DLJMC Collateral Agent as its attorney-in-fact to do (but neither the Collateral Custodian nor the DLJMC Collateral Agent shall be obligated to or shall incur any liability to DLJMC or any third party for failure so to do) at any time following the occurrence of a DLJMC Default, any act which DLJMC is obligated by this Security Agreement to do, and to exercise such rights and powers as DLJMC might have the power to exercise with respect to the DLJMC Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, Proceeds and other sums and property now or hereafter payable on or on account of the DLJMC Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other Property in exchange for any of the DLJMC Collateral; (c) insure, process and preserve the DLJMC Collateral;
(d) transfer the DLJMC Collateral to the Collateral Custodian's own or its nominee's name; and (e) make any compromise or settlement, and take any other action it deems advisable with respect to the DLJMC Collateral. Notwithstanding anything contained herein, in no event shall the Collateral Custodian or the DLJMC Collateral Agent be required to make any presentment, demand or protest, or give any notice and neither the Collateral Custodian nor the DLJMC Collateral Agent need take any action to preserve any rights against any prior party or any other Person in connection with the Secured Obligations or with respect to the DLJMC Collateral.

            Section 17. Notification of Servicers and Obligors.

            Following the occurrence of a DLJMC Event of Default, DLJMC agrees that the Collateral Custodian or the DLJMC Collateral Agent may at any time and from time to time, but shall not be obligated to, notify any servicer of or obligor under a Mortgage Loan (in the case of such an obligor, to the extent DLJMC has the power to do so itself) constituting DLJMC Collateral to make payment directly to the DLJMC Collateral Agent.

            Section 18. Default and Remedies.

            Unless a DLJMC Event of Default shall have occurred and be continuing, DLJMC shall have the right to collect the Proceeds of the DLJMC Collateral and to require performance under the Take-Out Commitments. Upon the occurrence of a DLJMC Event of Default, the DLJMC Collateral Agent may, at the request and direction or with the consent of the Majority Banks, without notice to or demand upon DLJMC: (a) foreclose or otherwise enforce the DLJMC Collateral Agent's security interest hereunder in the DLJMC Collateral in any manner permitted by law or provided for hereunder; (b) sell or otherwise dispose of the DLJMC Collateral or any part thereof at one or more public or private sales, whether or not such DLJMC Collateral is present at the place of sale, for cash or credit or future delivery (without assumption of any credit risk), on such terms and in such manner as the DLJMC Collateral Agent may determine; (c) require DLJMC to assemble the DLJMC Collateral and/or books and records relating thereto and make such available to the DLJMC Collateral Agent at a place to be designated by the DLJMC Collateral Agent ; (d) enter onto property where any DLJMC Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and (e) prior to the disposition of the DLJMC Collateral, prepare it for disposition in any manner and to the extent the DLJMC Collateral Agent deems appropriate. Upon any sale or other disposition pursuant to this Security Agreement, the DLJMC Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the DLJMC Collateral or portion thereof so sold or disposed of and all Proceeds thereof shall be retained by the DLJMC Collateral Agent for disbursement to the Secured Parties as provided in the Credit Agreement. Each purchaser at any such sale or other disposition shall hold the DLJMC Collateral free from any claim or right of whatever kind, including any equity or right of redemption of DLJMC, and DLJMC specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

            Section 19. Statements.

            Within one Business Day after the written request of the DLJMC Collateral Agent, any other Secured Party or DLJMC, the Collateral Custodian shall provide the DLJMC Collateral Agent, such other Secured Party or DLJMC, as applicable, with a list of all the Mortgage Loans for which the Collateral Custodian holds a Collateral File pursuant to this Security Agreement. Such list may be in the form of a copy of the Mortgage Loan Schedules with manual deletions to specifically denote any Mortgage Loans paid off, liquidated, released or redelivered since the date of this Security Agreement.

            Section 20. Copies of Mortgage Documents.

            The DLJMC Collateral Agent and any other Secured Party (and their auditors, agents and counsel) shall have the right, during the Collateral Custodian's business hours, at the DLJMC Collateral Agent's or such other Secured Party's own expense (except as otherwise provided in Section 11 hereof) and upon reasonable (but no less than two Business Days') prior notice, to inspect, make copies of, and make extracts of any Collateral Files and any and all documents, records, agreements, instruments or information relating to such Collateral Files.

            Section 21. No Adverse Interest of Collateral Custodian.

            By execution of this Security Agreement, the Collateral Custodian represents and warrants that it currently holds, and during the existence of this Security Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof.

            Section 22. Indemnification of Collateral Custodian.

            DLJMC agrees to indemnify and hold harmless the Collateral Custodian and its directors, officers, agents and employees against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Security Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Collateral Custodian because of the breach by the Collateral Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Collateral Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Collateral Custodian or the termination or assignment of this Security Agreement.

            Section 23. Reliance of Collateral Custodian.

            In the absence of bad faith on the part of the Collateral Custodian, the Collateral Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Collateral Custodian, reasonably believed by the Collateral Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Security Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Collateral Custodian, the Collateral Custodian shall be under a duty to examine the same in accordance with the requirements of this Security Agreement.

            Section 24. Term of Security Agreement.

            Promptly after written notice from the DLJMC Collateral Agent of the termination of the Credit Agreement and payment in full of all amounts owing to the Secured Parties thereunder, the Collateral Custodian shall deliver all documents remaining in the Collateral Files to DLJMC, and this Security Agreement shall thereupon terminate except for those provisions that by their terms survive.

            Section 25. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the address shown on its signature page hereto, or at such other addresses as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee. The Collateral Custodian's corporate trust office is located at the address set forth on its signature page hereto, and the Collateral Custodian shall notify the DLJMC Collateral Agent and DLJMC if such address should change.

            Section 26. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

            This Security Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws applied in such state; provided that perfection, and the effect of perfection or nonperfection, of a security interest in that portion of the DLJMC Collateral consisting of Mortgage Notes, shall be governed by the laws of the State of California or such other state where the Mortgage Notes shall be held by the Collateral Custodian.

            Each of the parties hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Security Agreement or the transactions contemplated hereby and irrevocably waives, to the fullest extent permitted by applicable law, any objection that such party may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each of the parties hereto agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail) postage prepaid, to such party at its address set forth under its signature below or at such other address of which each of the other parties hereto shall have been notified and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

                  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            Section 27. Authorized Representatives.

            Each individual designated as an authorized representative of the DLJMC Collateral Agent or its successors or assigns, DLJMC and the Collateral Custodian, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Security Agreement on behalf of the DLJMC Collateral Agent, DLJMC and the Collateral Custodian, as the case may be, and the specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Annexes 6, 7 and 8 hereto, respectively. From time to time, the DLJMC Collateral Agent, DLJMC and the Collateral Custodian or their respective successors or permitted assigns may, by delivering to the others a revised annex, change the information previously given pursuant to this Section 27, but each of the parties hereto shall be entitled to rely conclusively on the then current annex until receipt of a superseding annex.

            Section 28. Reproduction of Documents.

            This Security Agreement and all documents relating hereto except with respect to the Collateral Files, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

            Section 29. Amendment.

            This Security Agreement may be amended from time to time by written agreement signed by all of the parties hereto, subject to Section 11.04 of the Credit Agreement.

            Section 30. Cumulative Rights.

            The rights, powers and remedies of the Collateral Custodian and any of the Secured Parties under this Security Agreement shall be in addition to all rights, powers and remedies given to the Collateral Custodian and any of the Secured Parties by virtue of any statute or rule of law, the Credit Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the DLJMC Collateral Agent's security interest in the DLJMC Collateral.

            Section 31. Waiver.

            Any waiver, forbearance, failure or delay by the Collateral Custodian or any of the Secured Parties in exercising, or the exercise or beginning of exercise by the Collateral Custodian or any of the Secured Parties of, any right, power or remedy, simultaneous or later, shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of the Collateral Custodian or any of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with Section 11.04 of the Credit Agreement.

            Section 32. Binding Upon Successors.

            All rights of the Collateral Custodian and any of the Secured Parties under this Security Agreement shall inure to the benefit of the Collateral Custodian and any of the Secured Parties and their successors and assigns, and all obligations of DLJMC shall bind its successors and assigns.

            Section 33. Entire Agreement; Severability.

            This Security Agreement contains the entire agreement with respect to the DLJMC Collateral among the Collateral Custodian, the DLJMC Collateral Agent and DLJMC. All waivers by DLJMC provided for in this Security Agreement have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

            Section 34. Place of Business; Records.

            DLJMC represents and warrants that its chief place of business is at the address set forth beneath its signature below, and that its books and records concerning the DLJMC Collateral are kept either at its chief place of business or the place of business of the Collateral Custodian.

            Section 35. Execution In Counterparts.

            This Security Agreement may be executed in counterparts each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

            Section 36. Transmission of Custodial Files.

            Written instructions as to the method of shipment and shipper(s) the Collateral Custodian is directed to utilize in connection with transmission of Collateral Files and loan documents in the performance of the Collateral Custodian's duties hereunder shall be delivered by DLJMC or the DLJMC Collateral Agent (each, a "Requesting Party") to the Collateral Custodian prior to any shipment of any Collateral Files and loan documents hereunder. In the event that the Collateral Custodian does not receive written instructions as provided for in the preceding sentence, the Collateral Custodian is hereby authorized and shall be indemnified as provided herein to utilize a nationally recognized courier service. The Requesting Party will arrange for the provision of such services at its sole cost and expense (or, at the Collateral Custodian's option, reimburse the Collateral Custodian for all costs and expenses incurred by the Collateral Custodian consistent with such instructions or for having used a nationally recognized courier service) and will maintain such insurance against loss or damage to Collateral Files and loan documents as the Requesting Party deems appropriate. Without limiting the generality of the provisions of Section 22 above, it is expressly agreed that in no event shall the Collateral Custodian have any liability for any losses or damages to any person, including without limitation, the Requesting Party, arising out of actions of the Collateral Custodian consistent with instructions of the Requesting Party.

                            [SIGNATURE PAGE FOLLOWS]

            EXECUTED the day and year first above written.

                                       DLJ MORTGAGE CAPITAL, INC.

                                       By __________________________________
                                       Name: N. Dante LaRocca
                                       Title: Vice President

                                       277 Park Avenue, 9th Floor
                                       New York, New York 10172
                                       Attention: N. Dante LaRocca
                                       Telephone: (212) 892-4964
                                       Telecopy: (212) 892-4096


                                       BANKERS TRUST COMPANY,
                                       as Collateral Custodian

                                       By __________________________________
                                       Name:
                                       Title:

                                       3 Park Plaza, Sixteenth Floor
                                       Irvine, California 92614
                                       Attention: Mortgage Custody
                                       Telephone: (714) 253-7575
                                       Telecopy: (714) 253-7577


                                       THE BANK OF NEW YORK,
                                         as DLJMC Collateral Agent

                                       By __________________________________
                                       Name: Mark T. Rogers
                                       Title: Vice President

                                       One Wall Street
                                       18th Floor
                                       New York, New York 10286
                                       Attention: Agency Function Administration
                                       Telephone: (212) 635-6365
                                       Telecopy: (212) 635-4690
                                       with a copy to:

                                       The Bank of New York
                                       One Wall Street
                                       1st Floor
                                       New York, New York 10286
                                       Attention: Mark T. Rogers
                                                  Securities Industry
                                                  Banking Division
                                       Telephone: (212) 635-6827
                                       Telecopy: (212) 809-9566

                                                                         Annex 1
                                                           to Security Agreement

               Information with respect to Eligible Mortgage Loans

For each Mortgage Loan, DLJMC shall provide the following information:

(a) the mortgage loan identifying number;

(b) each mortgagor's name;

(c) the mortgaged property's street address, city, state and zip code;

(d) the original balance;

(e) the current principal balance;

(f) the original mortgage interest rate;

(g) the original term;

(h) the remaining term, if available;

(i) the loan-to-value ratio at origination;

(j) the date of the Mortgage Note and the origination of the related mortgage in the Collateral File, if available;

(k) a code indicating whether the Mortgage Loan is a Residential Mortgage Loan, a Multifamily Mortgage Loan or a Commercial Mortgage Loan;

(l) the acquisition price of such Mortgage Loan, net of any discount or fees associated with yield;

(m) the Applicable Take-Out Price for such Mortgage Loan;

(n) whether such Mortgage Loan is a Third-Party Pledged Mortgage Loan;

(o) the date of the last payment made and the due date of such payment; and

(p) with respect to Residential Mortgage Loans, whether or not such Mortgage Loan relates to Mortgaged Property that is owner-occupied.

                                                                       Annex 2-A
                                                           to Security Agreement

                             COLLATERAL ATTESTATION

The Bank of New York,
  as DLJMC Collateral Agent
One Wall Street
18th Floor
New York, New York 10286

Attention: Agency Function Administration

                                                            ______________, 199_

          Re: Security, Custodial and Collateral Agency Agreement, dated as of May 30, 1997 (as amended, supplemented and modified and in effect from time to time, the "Security Agreement"), among DLJ Mortgage Capital, Inc. (the "Company"), Bankers Trust Company, as Collateral Custodian, and The Bank of New York, as DLJMC Collateral Agent.

Ladies and Gentlemen:

            In accordance with the provisions of Section 6(a) of the above-referenced Security Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Security Agreement), the undersigned, as the Collateral Custodian, hereby attests that as to each Mortgage Loan described in the attached Mortgage Loan Schedule, it has reviewed the related Collateral File and has determined that, except for any exceptions indicated on the attached Exception Report with respect to a Mortgage Loan noted therein:

            (i) (A) all documents required to be delivered to it for each Residential Mortgage Loan pursuant to paragraphs (a), (c), (d) and (e) of subsection (1) of Section 3(a) of the Security Agreement, and to the extent provided in the Collateral Files, paragraphs (b) and (f) of subsection (1) of Section 3 of the Security Agreement, are in its possession; and/or

                  (B) all documents required to be delivered to it for each Multifamily Mortgage Loan pursuant to paragraphs (a) and (b) of subsection (2) of Section 3(a) of the Security Agreement, and to the extent provided in the Collateral Files, paragraphs
                  (c), (d), (e), (f), (g), and (h) of
                  subsection (2) of Section 3(a) of the Security Agreement are in its possession; and/or

                  (C) all documents required to be delivered to it for each Commercial Mortgage Loan pursuant to paragraph (a) of subsection (3) of Section 3(a) of the Security Agreement are in its possession; and

            (ii) such documents have been reviewed by it and appear on their face to be regular and to relate to such Mortgage Loan and to satisfy the requirements set forth in Section 3 of the Security Agreement.

            The Collateral Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Collateral File or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

            The Collateral Custodian hereby confirms that it is holding, and has issued a Trust Receipt in respect of, each such Collateral File and that DLJMC has notified the Collateral Custodian that such Trust Receipt has been delivered to the Third-Party Custodian to be held for the benefit of the DLJMC Collateral Agent on behalf of the Secured Parties, and the Collateral Custodian is holding such Collateral Files for the benefit of the DLJMC Collateral Agent on behalf of the Secured Parties. This Collateral Attestation shall not entitle the holder hereof to possession of the Mortgage Loans (or the related Mortgage Loan Documents) to which it relates.

            This Collateral Attestation shall be deemed canceled upon the issuance of a subsequent Collateral Attestation.

                                           BANKERS TRUST COMPANY,
                                              as Collateral Custodian


                                           By:________________________
                                           Name:
                                           Title:

                                                                       Annex 2-B
                                                           to Security Agreement

                            COLLATERAL CERTIFICATION

The Bank of New York,
   as DLJMC Collateral Agent
One Wall Street
18th Floor
New York, New York 10286

Attention: Agency Function Administration
                                                            ______________, 199_

             Re: Security, Custodial and Collateral Agency Agreement, dated as of May 30, 1997 (as amended, supplemented and modified and in effect from time to time, the "Security Agreement"), among DLJ Mortgage Capital, Inc. (the "Company"), Bankers Trust Company, as Collateral Custodian, and The Bank of New York, as DLJMC Collateral Agent.

Ladies and Gentlemen:

            In accordance with the provisions of Section 6(a) of the above-referenced Security Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Security Agreement), the undersigned, as the Collateral Custodian, hereby certifies that as to each Mortgage Loan described in the attached Mortgage Loan Schedule, it has reviewed the related Collateral File and has determined that, except for any exceptions indicated on the attached Exception Report with respect to a Mortgage Loan noted therein:

            (i) (A) all documents required to be delivered to it for each Residential Mortgage Loan pursuant to paragraphs (a), (c), (d) and (e) of subsection (l) of Section 3(a) of the Security Agreement, and to the extent provided in the Collateral Files, paragraphs (b) and (f) of subsection (l) of Section 3 of the Security Agreement, are in its possession; and/or

                        (B) all documents required to be delivered to it for
                  each Multifamily Mortgage Loan pursuant to paragraphs (a) and
                  (b) of subsection (2) of Section 3 of the Security Agreement, and to the extent provided in the Collateral Files, paragraphs
                  (c), (d), (e), (f), (g), and (h) of
                  subsection (3) of the Security Agreement are in its possession; and/or

                        (C) all documents required to be delivered to it for
                  each Commercial Mortgage Loan pursuant to paragraph (a) of subsection (3) of Section 3(a) of the Security Agreement are in its possession; and

            (ii) such documents have been reviewed by it and appear on their face to be regular and to relate to such Mortgage Loan and to satisfy the requirements set forth in Section 3 of the Security Agreement.

            The Collateral Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Collateral File or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

            The Collateral Custodian hereby confirms that it is holding each such Collateral File as custodian for, and for the exclusive use and benefit of, the Secured Parties.

            This Collateral Certification shall be deemed canceled upon the issuance of a subsequent Collateral Certification.

                                  BANKERS TRUST COMPANY,
                                     as Collateral Custodian


                                  By: _______________________________
                                  Name:
                                  Title:

                                                                         Annex 3
                                                           to Security Agreement

                  FORM OF CUSTODIAL IDENTIFICATION CERTIFICATE

            On this _____ day of ____________ 199_, DLJ Mortgage Capital, Inc. (the "Company"), the obligor under that certain Security, Custodial and Collateral Agency Agreement, dated as of May 30, 1997 (as amended, supplemented and modified and in effect from time to time, the "Security Agreement"), among DLJMC, Bankers Trust Company, as custodian (in such capacity, the "Collateral Custodian"), and The Bank of New York, as DLJMC Collateral Agent (in such capacity, the "DLJMC Collateral Agent"), does hereby instruct Bankers Trust (a) to hold, in its capacity as Collateral Custodian, the Collateral Files with respect to the Mortgage Loans listed under the heading "Pledged Mortgage Loans" on Attachment A hereto, which Mortgage Loans shall be subject to the terms of the Security Agreement as of the date hereof and (b) to include in the Daily Collateral Worksheet the Third-Party Pledged Mortgage Loans listed under the heading "Third-Party Pledged Mortgage Loans" on Attachment A hereto, which Third-Party Pledged Mortgage Loans are held by Bankers Trust, subject to a Trust Receipt held by the Third-Party Custodian for the benefit of the DLJMC Collateral Agent on behalf of the Secured Parties and are pledged to the DLJMC Collateral Agent under the Security Agreement. DLJMC hereby certifies that all such Mortgage Loans are Eligible Mortgage Loans.

            Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Security Agreement.

            IN WITNESS WHEREOF, DLJMC has caused this Certificate to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                           DLJ MORTGAGE CAPITAL, INC.


                                           By:________________________
                                           Name:
                                           Title:

                                                         Attachment A to Annex 3
                                                           to Security Agreement

            A. Pledged Mortgage Loans

               [Listed by Loan Number]

            B. Third-Party Pledged Mortgage Loans

            [Listed by Trust Receipt Number and Loan Number]

                                                                         Annex 4
                                                           to Security Agreement

                           DLJ Mortgage Capital, Inc.

                           Daily Collateral Worksheet

Date Prepared: ________________

Reported as of: _______________

A. NON-THIRD-PARTY TRUST RECEIPT LOANS:


I.   Eligible Residential Mortgage Loans
     Time in Warehouse:
     LESS THAN or = 150 days                           ____________    90%   ______________
     GREATER THAN 150 days and LESS THAN 180 days      ____________    80%   ______________
     More than 179 days                                ____________     0%   ______________

H.   Eligible Multi-Family and Commercial
     Mortgage Loans
     Time in warehouse:
     LESS THAN or =150 days                            ____________    90%   ______________
     GREATER THAN 150 days and LESS THAN 180 days      ____________    80%   ______________
     GREATER THAN 179 days and LESS THAN 210 days      ____________    70%   ______________
     GREATER THAN 209 days and LESS THAN 240 days      ____________    50%   ______________
     GREATER THAN 239 days and LESS THAN 270 days      ____________    40%   ______________
     GREATER THAN 269 days and LESS THAN 300 days      ____________    30%   ______________
     GREATER THAN 299 days and LESS THAN 330 days      ____________    20%   ______________
     GREATER THAN 329 days and LESS THAN 360 days      ____________    10%   ______________
     More than 359 days                                ____________     0%   ______________

                         Multi-Family and Commercial Mortgage Loans Subtotal ______________

----------

      * Calculated as of the least among: (a) face amount of the Mortgage Note,
(b) acquisition price, net of any discount or fees associated with yield and net of the allocable cost of any associated servicing rights, (c) the Applicable Take-Out Price of such Mortgage Loan, or (d) if a Default has occurred and is continuing, the market value as determined by the DLJMC Collateral Agent.

B.  THIRD-PARTY TRUST RECEIPT LOANS

I.  Eligible Residential Mortgage Loans

                                                                            Collateral
                                                     Mkt Value       Rate   Value
                                                    ------------     ----   --------------

    Time in Warehouse:
    LESS THAN or = 150 days                         _____________     90%   ______________
    GREATER THAN 150 days and LESS THAN 180 days    _____________     80%   ______________
    More than 179 days                              _____________      0%   ______________

                                       Residential Subtotal

II. Eligible Multi-Family and Commercial
    Mortgage Loans

    Time in warehouse:                              _____________     90%   ______________
    LESS THAN 151 days                              _____________     80%   ______________
    GREATER THAN 150 days and LESS THAN 180 days    _____________     70%   ______________
    GREATER THAN 179 days and LESS THAN 210 days    _____________     50%   ______________
    GREATER THAN 209 days and LESS THAN 240 days    _____________     40%   ______________
    GREATER THAN 239 days and LESS THAN 270 days    _____________     30%   ______________
    GREATER THAN 269 days and LESS THAN 300 days    _____________     20%   ______________
    GREATER THAN 299 days and LESS THAN 330 days    _____________     10%   ______________
    GREATER THAN 329 days and LESS THAN 360 days    _____________      0%   ______________
    More than 359 days

       Multi-Family and Commercial Mortgage Loans Subtotal ________________


C.  TOTAL LOANS (from A and B above):

                                                                      Collateral
                                                                      Value
                                                                      ----------
I.  Eligible Residential Mortgage Loans

                    Non-Third Party Trust Receipt Subtotal            __________
                    Third Party Trust Receipt Subtotal                __________

----------
      * Calculated as of the least among: (a) face amount of the Mortgage Note,
(b) acquisition price, net of any discount or fees associated with yield and net of the allocable cost of any associated servicing rights, (c) the Applicable Take-Out Price of such Mortgage Loan, or (d) if a Default has occurred and is continuing, the market value as determined by the DLJMC Collateral Agent.

     Less (at Collateral Value):

             Non-owner occupied mortgage property loans greater than
             20% of eligible collateral base                          __________

    Less (at Collateral Value):

             100% of collateral value of any such mortgage loan
             in respect of which any payment is more than 30
             days past due                                            __________

Total Residential Collateral Value _____________

II. Eligible Multi-Family and Commercial Mortgage Loans

                   Non-Third Party Trust Receipt Subtotal             __________
                   Third Party Trust Receipt Subtotal                 __________

    Less (at Collateral Value):

          Amount by which individual multi-family properties
          exceeds $30 MM                                              __________

    Less (at Collateral Value):

          100% of collateral value of any such mortgage loan in respect of which any payment is more than 30 days past due __________

    Total Multi-Family and Commercial Collateral Value                __________

    AGGREGATE COLLATERAL VALUE                                        __________

      This Daily Collateral Worksheet is delivered pursuant to Section 6(b) of the Security, Custodial and Collateral Agency Agreement, dated as of May 30, 1997 (as amended from time to time, the "Security Agreement"), among DLJ Mortgage Capital, Inc. (the "Company"), Bankers Trust Company, as Collateral Custodian (the "Collateral Custodian"), and The Bank of New York, as DLJMC Collateral Agent (the "DLJMC Collateral Agent"). All calculations reported herein are based solely on information provided to the Collateral Custodian by DLJMC, and the Collateral Custodian is not responsible for the validity or accuracy of any of the information with respect to the Mortgage Loans provided to the Collateral Custodian by DLJMC. Capitalized terms used herein shall have the meanings ascribed to them in the Security Agreement, unless otherwise defined herein.

      The undersigned hereby confirms that the Mortgage Loans included in the foregoing calculations are listed on Attachment 1 hereto and exclude (a) any Mortgage Loans.

as to which Exceptions have been noted on an Exception Report, (b) any Mortgage Loans for which it has not received the information in Annex 1 to the Security Agreement, (c) any Mortgage Loans as to which the Collateral Custodian has notice that such Mortgage Loans are subject to a security interest in favor of any Person other than the DLJMC Collateral Agent for the benefit of the Secured Parties (other than Third-Party Pledged Mortgage Loans as to which DLJMC has notified the Collateral Custodian that such Third-Party Pledged Mortgage Loans are pledged, or will be pledged, to the DLJMC Collateral Agent for the benefit of the Secured Parties), and (d) any such Mortgage Loans as to which the Collateral Custodian has been notified by DLJMC that such Mortgage Loans have ceased to be Eligible Mortgage Loans.

                                        BANKERS TRUST COMPANY,
                                        as Collateral Custodian


                                        By: ___________________________
                                            Name:
                                            Title:

                                        Date: ___________________, 199_

                                                                    Attachment 1
                                                   to Daily Collateral Worksheet

                         List of Pledged Mortgage Loans

                            A. Pledged Mortgage Loans

                             [Listed by Loan Number]

            B. Pledged Mortgage Loans Subject to a Request for Release
                             [Listed by Loan Number]

          Total Collateral Value: (Not to exceed $5,000,000): $______________

                      C.Third-Party Pledged Mortgage Loans

                [Listed by Trust Receipt Number and Loan Number]

                                                                         Annex 5
                                                           to Security Agreement

                         Request for Release and Receipt

                                                           Date:__________, 19__

      The undersigned, DLJ Mortgage Capital, Inc. (the "Company"), acknowledges receipt from Bankers Trust Company, acting as agent, bailee and custodian (in such capacity "Collateral Custodian") for the exclusive benefit of the Secured Parties (as that term and other capitalized terms not otherwise defined herein are defined in that certain Security, Custodial and Collateral Agency Agreement (as amended, supplemented and in effect from time to time, the "Security Agreement"), dated as of May 30, 1997, among DLJMC, the Collateral Custodian and The Bank of New York, as DLJMC Collateral Agent, for the benefit of the Secured Parties, of the following described documentation for the identified Mortgage Loan, possession of which is entrusted to DLJMC solely for the purpose of correcting documentary defects relating thereto:

    Mortgagor Name      Loan Number       Note Amount       Loan Document
                                                            delivered


Please send the referenced documentation to:

      [NAME]
      [ADDRESS]
      [TELEPHONE]
      [ATTENTION:]

      It is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the DLJMC Collateral hereinabove described and in the proceeds of said Collateral has been granted to the DLJMC Collateral Agent for the benefit of the Secured Parties pursuant to the Security Agreement.

      In consideration of the aforesaid delivery by the Collateral Custodian, DLJMC hereby agrees to hold said Collateral in trust for the Secured Parties as provided under and in accordance with all provisions of the Security Agreement and to return said Collateral to the Collateral Custodian no later than the close of business on the tenth Business Day following the date hereof.

                                         DLJ MORTGAGE CAPITAL, INC.


                                         By:_____________________________
                                            Name:
                                            Title:

                                                                         Annex 6
                                                           to Security Agreement

              AUTHORIZED REPRESENTATIVES OF DLJMC COLLATERAL AGENT

Name                                    Specimen Signature

                                        _________________________________

                                        _________________________________

                                        _________________________________

                                        _________________________________

                                        _________________________________

                                        _________________________________

                                                                         Annex 7
                                                           to Security Agreement

                       AUTHORIZED REPRESENTATIVES OF DLJMC

Name                                    Specimen Signature

Elizabeth Avellino                      ____________________________

Christopher S. Campbell                 ____________________________

Michael Castiglia                       ____________________________

John R. Dwyer                           ____________________________

Charles J. Hendrickson                  ____________________________

Donald F. O'Toole                       ____________________________

Thomas E. Siegler                       ____________________________

William L. Spiro                        ____________________________

William M. Tomai                        ____________________________

                                                                         Annex 8
                                                           to Security Agreement

               AUTHORIZED REPRESENTATIVES OF COLLATERAL CUSTODIAN

Name                                    Specimen Signature

                                        _________________________________

                                        _________________________________

                                        _________________________________

                                        _________________________________

                                        _________________________________

                                                                         Annex 9
                                                           to Security Agreement

                              Form of Trust Receipt

                                                                     EXHIBIT F-2

            SECURITY, CUSTODIAL AND COLLATERAL AGENCY AGREEMENT (as the same shall be modified and supplemented and in effect from time to time, this "Security Agreement") dated as of May 30, 1997, among: (i) DLJ MORTGAGE CAPITAL, INC., a Delaware corporation ( "DLJMC"); (ii) LASALLE NATIONAL BANK ("LaSalle"), as custodian for the Secured Parties named herein (in such capacity the "Collateral Custodian"); and (iii) THE BANK OF NEW YORK, as collateral agent hereunder for the Banks (as defined below) (the "DLJMC Collateral Agent").

                                    RECITALS

            Donaldson, Lufkin & Jenrette, Inc., a Delaware corporation, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), a Delaware corporation, DLJMC, certain lenders (the "Banks"), Chase Securities Inc., as Arranger, The Chase Manhattan Bank and DLJSC, as Syndication Agents, The First National Bank of Chicago, as a Payment Agent, the DLJSC Collateral Agent and the Documentation Agent, and The Bank of New York, as a Payment Agent and the Administrative Agent, and the DLJMC Collateral Agent, are parties to the Credit Agreement dated as of the date hereof (as the same shall be modified and supplemented and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks have agreed, subject to the terms and conditions of the Credit Agreement, to make revolving credit loans to DLJMC in an original aggregate principal amount of $400,000,000 at any one time outstanding (as such amount may be amended from time to time in accordance with the Credit Agreement), which revolving credit loans will mature no later than one year after the Commitment Termination Date (as defined in the Credit Agreement).

            It is a condition precedent to the effectiveness of the Credit Agreement that the parties hereto execute and deliver this Security Agreement to provide for the appointment of the Collateral Custodian as custodian hereunder and for the granting of collateral security to the DLJMC Collateral Agent for the ratable benefit of the Secured Parties named herein.

            Accordingly, the parties hereto agree as follows:

            Section 1. Appointment of Custodian. By executing and delivering the Credit Agreement, the Banks (including any Bank in its capacity as a Competitive Bid Bank (as defined in the Credit Agreement)) have appointed the Collateral Custodian to act as agent, custodian and bailee for the exclusive benefit of the Secured Parties with respect to the DLJMC Collateral (as defined below). The Collateral Custodian hereby accepts such appointment and agrees to maintain and hold all DLJMC Collateral at any time delivered to it as agent, bailee and custodian for the exclusive benefit of such Secured Parties. The Collateral Custodian acknowledges and agrees that the Collateral Custodian is acting and will act with respect to the DLJMC Collateral for the exclusive benefit of the Secured Parties and is not, and shall not at any time in the future be, subject, with respect to the DLJMC Collateral, in any manner or to any extent, to the direction or control of DLJMC except as expressly permitted hereby. The Collateral Custodian agrees to act in accordance with this Security Agreement and in accordance with any written instructions from the DLJMC Collateral Agent delivered pursuant hereto consistent herewith. Under no circumstances shall the Collateral Custodian deliver possession of DLJMC Collateral to DLJMC or any Person other than the DLJMC Collateral Agent except in accordance with the express terms of this Security Agreement or otherwise upon the written instruction of the DLJMC Collateral Agent. No Bank other than the DLJMC Collateral Agent acting in such agency capacity may act individually to instruct the Collateral Custodian in any manner or to take any action hereunder; the Banks may act with respect to the DLJMC Collateral or this Security Agreement solely through the DLJMC Collateral Agent as set forth in the Credit Agreement.

            Section 2. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement (including, without limitation, those terms defined in Annex C thereto) shall have their respective assigned meanings when used herein, and the following terms shall have the following meanings:

            "Approved Seller" means a Person reasonably acceptable to the DLJMC Collateral Agent from which DLJMC purchases Mortgage Loans.

            "Authorized Representative" has the meaning specified in Section 27 hereof.

            "Collateral Attestation" means an attestation of the Collateral Custodian as to each Third-Party Pledged Mortgage Loan that is the subject of a Custodial Identification Certificate, which Collateral Attestation is delivered to the DLJMC Collateral Agent by the Collateral Custodian in the form annexed hereto as Annex 2-A. A Collateral Attestation (a) shall constitute an attestation by the Collateral Custodian with respect to its possession of certain Collateral Files, (b) shall not entitle the holder thereof to possession of the Mortgage Loans (or the related Mortgage Loan Documents) specified therein and (c) shall be issued by the Collateral Custodian solely in respect of Third-Party Pledged Mortgage Loans.

            "Collateral Certification" means a certification as to each Mortgage Loan, which Collateral Certification is delivered to the DLJMC Collateral Agent by the Collateral Custodian in the form annexed hereto as Annex 2-B.

            "Collateral File" means as to each Mortgage Loan, any Mortgage Loan Documents which are delivered to the Collateral Custodian or which at any time come into the possession of the Collateral Custodian.

            "Custodial Identification Certificate" means the certificate executed by DLJMC in connection with the pledge of certain Mortgage Loans (including, without limitation, any Third-Party Pledged Mortgage Loans) to the DLJMC Collateral Agent pursuant to this Security Agreement, substantially in the form of Annex 3 hereto.

            "Daily Collateral Worksheet" means a worksheet, in the form of Annex 4 hereto, attaching a current list of the Mortgage Loans (including Third-Party Pledged Mortgage Loans) then held by the Collateral Custodian for the benefit of the Secured Parties hereunder and setting forth, as of the Notification Time, on each Business Day on which it is delivered:

            (a) the aggregate Collateral Value of all Eligible Hotel Mortgage Loans;

            (b) the aggregate Collateral Value of all Eligible Residential Mortgage Loans;

            (c) the aggregate Collateral Value of all Eligible Multifamily Mortgage Loans;

            (d) the aggregate Collateral Value of all Eligible Commercial Mortgage Loans; and

            (e) the aggregate Collateral Value of all Eligible Mortgage Loans.

            "Designated Certifier" has the meaning assigned to such term in
Section 3(1) (c) hereof.

            "DLJMC Collateral" has the meaning specified in Section 4 hereof.

            "DLJMC Secured Obligations" at a particular time, means (i) the aggregate unpaid principal amount of the Loans made to DLJMC, (ii) the aggregate amount of all accrued and unpaid interest and fees in respect thereof, (iii) all other accrued but unpaid obligations and liabilities owing by DLJMC to any Bank or the Agents and (iv) all amounts payable by DLJMC hereunder or under the other DLJMC Security Agreements (including, without limitation, the reasonable fees and expenses of the DLJMC Collateral Agent and its counsel), in each case at such time. For purposes of Section 8 hereof, in any determination of the DLJMC Borrowing Base, "DLJMC Secured Obligations" shall be deemed to include only those amounts described in clause (i) above.

            "Eligible Mortgage Loans" means, collectively, Eligible Commercial Mortgage Loans, Eligible Hotel Mortgage Loans, Eligible Multifamily Mortgage Loans and Eligible Residential Mortgage Loans.

            "Exception Report" has the meaning specified in Section 6(a) hereof.

            "Exceptions" has the meaning specified in Section 6(a) hereof.

            "FHA" means the Federal Housing Administration.

            "Funding Date" means any date on which Loans are to be made by the Banks to DLJMC as specified in the notice of borrowing or Competitive Bid Confirmation given by DLJMC in accordance with Section 2.02(a) or (b) of the Credit Agreement.

            "Mortgage Loan Documents" means with respect to each Mortgage Loan, the documents delivered or caused to be delivered by DLJMC to the Collateral Custodian in accordance with Section 3 hereof.

            "Mortgage Loan Schedule" means a list of Eligible Mortgage Loans to be pledged pursuant to Section 4 hereof, attached to a Custodial Identification Certificate setting forth, as to each Eligible Mortgage Loan, whether such Mortgage Loan is a Third-Party Pledged Mortgage Loan, the loan number, the name of the Mortgagor and the original principal balance thereof.

            "Notification Time" means 10:00 a.m., New York City time.

            "Officer's Certificate" means a certificate signed by an individual having authority to sign on behalf of the Person delivering such certificate and delivered as required by this Security Agreement.

            "Opinion of Counsel" means a written opinion of counsel reasonably acceptable to the party receiving such opinion.

            "Proceeds" means whatever is receivable or received when DLJMC Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

            "Secured Parties" means the Banks, the DLJMC Collateral Agent and the other Agents.

            "Substitute Mortgage Loans" has the meaning specified in Section 8(c) (i) hereof.

            "Third-Party Custodian" means The Chase Manhattan Bank (and its successors and permitted assigns) as custodian under the Tri-Party Custody Agreement.

            "Third-Party Pledged Mortgage Loans" means Mortgage Loans represented by a Trust Receipt identified in a Custodial Identification Certificate, which Trust Receipt is held by the Third-Party Custodian under the Tri-Party Custody Agreement.

            "Tri-Party Custody Agreement" means the Tri-Party Custody Agreement, dated as of the date hereof, entered into among DLJMC, the DLJMC Collateral Agent and the Third-Party Custodian, as amended, supplemented or otherwise modified from time to time.

            "Trust Receipts" means Trust Receipts, in the form annexed hereto as Annex 9 (or in such other form as shall be approved by the DLJMC Collateral Agent), which have been issued by the Collateral Custodian pursuant to various underlying custodial agreements, in form and substance reasonably acceptable to the DLJMC Collateral Agent, between DLJMC and the Collateral Custodian, which evidence custody of the Mortgage Loans (including the related Mortgage Loan Documents) specified therein and which entitle the holder thereof to possession of the Mortgage Loans specified therein; provided, however, that a Trust Receipt may only be issued pursuant to a custodial agreement as to which counsel to DLJMC has issued a legal opinion in form and substance reasonably satisfactory to the DLJMC Collateral Agent; Provided further that Trust Receipts issued pursuant to custodial agreements identified on Schedule II hereto shall be deemed to be acceptable to the DLJMC Collateral Agent.

            "VA" means the Veterans Administration.

            Section 3. Delivery of Mortgage Loan Documents.

            (a) No later than 6:00 p.m., New York City time, one Business Day prior to any Funding Date, DLJMC shall have provided the Collateral Custodian with the applicable information specified on Annex 1 to this Security Agreement for each Mortgage Loan held by the Collateral Custodian to be included in the DLJMC Borrowing Base on such Funding Date (such information also to be delivered to the Collateral Custodian in computer-readable form). The Mortgage Loans to be pledged to the DLJMC Collateral Agent and held by the Collateral Custodian hereunder shall be limited to Mortgage Loans with respect to which DLJMC or its agents have previously delivered to LaSalle the related Mortgage Loan Documents listed below under the terms of a custody agreement and as to which LaSalle shall have completed its review of such Mortgage Loan Documents within the period of time prescribed by such custody agreement:

            (1) With respect to each Residential Mortgage Loan:

            (a) The original Mortgage Note bearing all intervening endorsements evidencing a complete chain of endorsement from the originator of the Mortgage Loan to the Person endorsing, endorsed by the last endorsee (the "Endorsee") and without recourse in blank, or to LaSalle National Bank (whether in its own capacity, as trustee, agent or otherwise). To the extent that there is no room on the face of any Mortgage Note for endorsements, the endorsement may be contained on an allonge, if state law so allows. If the Mortgage Loan was acquired by the Endorsee in a merger, the endorsement must be by "[Endorsee], successor by merger to [name of predecessor] ." If the Mortgage Loan was acquired or originated by the Endorsee while doing business under another name, the endorsement must be by "[Endorsee], formerly known as (previous name]".

            (b) The original of any guarantee executed in connection with the Mortgage Note (if any).

            (c) The original executed Mortgage, naming the Endorsee as the mortgagee/beneficiary thereof and bearing evidence that such instrument has been recorded in the appropriate jurisdictions where the Mortgaged Property is located (or, in lieu of the original of the recorded Mortgage, a copy of the Mortgage, together with a certification from the Approved Seller which delivered the Mortgage, the escrow agent for the Mortgage, the settlement attorney for the Mortgage, or the title insurance company issuing the title policy relating to the Mortgage (each a "Designated Certifier"), certifying that the copy represents a true and correct copy of the original), or a certificate of receipt from the recording office, certifying that such copy represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

            (d) An original or certified copy of an executed Assignment of Mortgage executed by the Endorsee in blank or to LaSalle, in recordable form but not recorded.

            (e) The original Lender's Title Insurance Policy, or, if unavailable, a mark-up title policy initialed by the title company, with the name and title of the person initialing typed next to one instance of such initials.

            (f) The original of any security agreement or chattel mortgage executed in connection with the Mortgage (if any) or a copy certified by the title company if the original is unavailable.

            (2) With respect to each Hotel Mortgage Loan:

            (a) The documents listed in paragraphs (a), (c), (d) and (e) of Subsection 1 of this Section 3, and to the extent provided in the relevant Collateral Files, the documents listed in paragraphs (b) and (f) of Subsection 1 of this Section 3.

            (b) The original recorded Assignment of Leases, Rents and Revenues, Assignment of Franchise Agreement (if any) and Assignment of Management Agreement (if any) (or a duplicate or copy thereof, together with a certification from a Designated Certifier certifying that the copy represents a true and correct copy of the original that has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certificate of receipt from the recording office certifying that such copy represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

            (c) The original appraisal of the Mortgaged Property signed by a qualified independent appraiser duly appointed by DLJMC.

            (d) An environmental indemnity agreement (if any).

            (e) An omnibus assignment in blank (if any).

            (f) A disbursement letter from the Mortgagor to the original mortgagee (if any).

            (g) Mortgagor's certificate or title affidavit (if any).

            (h) A survey of the Mortgaged Property (if any).

            (i) Mortgagor's Opinion of Counsel (if any).

            (j) An Officer's Certificate of DLJMC setting forth in reasonable detail satisfactory to the DLJMC Collateral Agent the computation of the Debt Service Ratio and the FEE Reserve.

            (3) With Respect to each Commercial Mortgage Loan:

            (a) The documents listed in paragraphs (a) - (i) of Subsection (2) of this Section 3.

            (4) With Respect to each Multifamily Mortgage Loan:

            (a) The documents listed in paragraphs (a) - (i) of Subsection (2) of this Section 3.

            (5) In addition to the foregoing, DLJMC shall forward to the Collateral Custodian, and the Collateral Custodian shall hold, all additional documents evidencing any assumption, modification, consolidation or extension of a Mortgage Loan held by the Collateral Custodian and such other documents as the DLJMC Collateral Agent shall request from time to time.

            Section 4. Grant of Security Interest. As collateral security for the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) and performance of the DLJMC Secured Obligations, DLJMC hereby pledges and assigns to the DLJMC Collateral Agent for the pro rata, pari passu benefit of the Secured Parties, and grants to the DLJMC Collateral Agent for the pro rata, pari passu benefit of the Secured Parties a security interest in all of DLJMC's right, title and interest in the property described in Section 5 below (collectively, the "DLJMC Collateral").

            Section 5. Collateral. The DLJMC Collateral shall consist of all now existing and hereafter arising right, title and interest of DLJMC in, under and to each of the following:

            (a) all Mortgage Loans, now owned or hereafter acquired by DLJMC, which the Collateral Custodian is instructed to hold pursuant to a Custodial Identification Certificate, and all Third-Party Pledged Mortgage Loans identified in a Custodial Identification Certificate, in each case, including, without limitation, all promissory notes, mortgages, deeds to secure debt, trust deeds and security agreements related thereto, all rights to payment thereunder, all rights in the Property securing payment of the indebtedness of the obligors thereunder, or which are the subject of such Mortgage Loans, all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, fire and extended coverage insurance policies (including the right to any return premiums) and FHIA insurance and VA guaranties, and all rights in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof;

            (b) all Take-Out Commitments, now existing or hereafter arising, covering any part of the foregoing DLJMC Collateral, all rights to deliver Mortgage Loans to DLJ Mortgage Acceptance or to permanent investors and other purchasers pursuant thereto and all proceeds resulting from the disposition of such DLJMC Collateral pursuant thereto;

            (c) all now existing and hereafter arising accounts, contract rights and general intangible3 constituting or relating to any of the foregoing DLJMC Collateral;

            (d) all now existing and hereafter acquired files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other books, records, information and data of DLJMC relating to the foregoing DLJMC Collateral (including all information, records, data, programs, tapes, discs, and cards necessary or helpful in the administration or servicing of the foregoing DLJMC Collateral); and

            (e) all products and Proceeds of the foregoing DLJMC Collateral.

            Section 6. Custodial Identification Certificate; Collateral Certification; Daily Collateral Worksheet.

            (a) No later than 10:00 a.m., New York City time, on each Funding Date, DLJMC shall provide the Collateral Custodian with a Custodial Identification Certificate and a related Mortgage Loan Schedule (such information contained on the Mortgage Loan Schedule shall be delivered to the Collateral Custodian in computer-readable form) with respect to the Eligible Mortgage Loans (including, without limitation, any Third-Party Pledged Mortgaged Loans) to be pledged hereunder on such Funding Date and shall notify the Third-Party Custodian of the pledge of any Third-Party Pledged Mortgage Loans hereunder. Following receipt of such Custodial Identification Certificate, no later than 1:00 p.m., New York City time, on such Funding Date, the Collateral Custodian will deliver, via facsimile, to the DLJMC Collateral Agent a Collateral Certification in respect of Mortgage Loans (other than Third-Party Pledged Mortgage Loans) to be pledged hereunder on such date and/or, as may be necessary, a Collateral Attestation in respect of Third-Party Pledged Mortgage Loans to be pledged hereunder on such date, in each case to the effect that, as to each Mortgage Loan listed on the related Mortgage Loan Schedule, based on the Collateral Custodian's examination of the Collateral File for such Mortgage Loan, except for variances from the requirements of Section 3 hereof with respect to the Collateral Files ("Exceptions") (giving effect to DLJMC's right to deliver certified copies in lieu of original documents in certain circumstances) noted in a report attached to the Collateral Certification or the Collateral Attestation (an "Exception Report"), (i) all documents required to be delivered in respect of such Mortgage Loan pursuant to Section 3 of this Security Agreement have been delivered and are in the possession of the Collateral Custodian as part of the Collateral File for such Mortgage Loan, and
(ii) all such documents have been reviewed by the Collateral Custodian and appear on their face to be regular and to relate to such Mortgage Loan and to satisfy the requirements set forth in Section 3 of this Security Agreement. In connection with either a Collateral Certification or a Collateral Attestation, the Collateral Custodian shall make no representations as to and shall not be responsible to verify (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Collateral File or (B) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

            (b) On each Business Day on which the Collateral Custodian holds Mortgage Loan Documents as of the opening of business on such Business Day, on each Business Day on which DLJMC shall have notified the Collateral Custodian that the Third-Party Custodian holds Trust Receipts with respect to Third-Party Pledged Mortgage Loans pledged to the DLJMC Collateral Agent hereunder, and on each Funding Date, the Collateral Custodian shall deliver, via facsimile, a Daily Collateral Worksheet to the DLJMC Collateral Agent no later than 1:00 p.m., New York City time, attaching a then-current list of the Mortgage Loans (including Third-Party Pledged Mortgage Loans) then held by the Collateral Custodian for the benefit of the Secured Parties hereunder and setting forth in detail the information called for on the Daily Collateral Worksheet as of the Notification Time on such Business Day; provided, however, that for purposes of calculating the DLJMC Borrowing Base, the following shall be excluded from the Daily Collateral Worksheets: (i) Mortgage Loans as to which a Custodial Identification Certificate and related Mortgage Loan Schedule have not been provided to the Collateral Custodian by 10:00 a.m., New York City time, on such Business Day, (ii) Mortgage Loans as to which the Collateral Custodian has notice that such Mortgage Loans are subject to a security interest in favor of a Person other than the DLJMC Collateral Agent hereunder (excluding Third-Party Mortgage Loans as to which DLJMC has provided the Collateral Custodian notice that such Third-Party Pledged Mortgage Loans are held or to be held by a Third-Party Custodian on behalf of the DLJMC Collateral Agent for the benefit of the Secured Parties), (iii) Mortgage Loans as to which Exceptions are noted in an Exception Report, (iv) Mortgage Loans as to which the information on Annex 1 hereto has not been delivered to the Collateral Custodian in accordance with Section 3 hereof, and (v) Mortgage Loans as to which the Collateral Custodian has been notified by DLJMC, the DLJMC Collateral Agent or any other Secured Party that such Mortgage Loans have ceased to be Eligible Mortgage Loans. The Collateral Custodian shall not include within the DLJMC Borrowing Base, and shall not give effect in a Daily Collateral Worksheet to, Mortgage Loans previously held by the Collateral Custodian for the benefit of another Person unless the Collateral Custodian has obtained confirmation that any Lien in favor of such other Person has been released. All calculations reported in a Daily Collateral Worksheet shall be based solely on information provided to the Collateral Custodian by DLJMC, and the Collateral Custodian shall make no representations as to and shall not be responsible to verify the validity or accuracy of any of the information so provided to the Collateral Custodian by DLJMC. Each Daily Collateral Worksheet shall be superseded by a subsequently issued Daily Collateral Worksheet.

            Section 7. Obligations of the Collateral Custodian.

            (a) The Collateral Custodian shall maintain continuous custody of all items constituting the Collateral Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of the DLJMC Collateral Agent therein. Each Mortgage Note (and any

Assignment of Mortgage) shall be maintained in fireproof facilities.

            (b) With respect to the documents constituting each Collateral File, the Collateral Custodian shall (i) act exclusively as the custodian for, and the bailee of, the Secured Parties, (ii) hold all documents constituting such Collateral File received by it for the exclusive use and benefit of the DLJMC Collateral Agent on behalf of the Secured Parties, and (iii) make disposition thereof only in accordance with the terms of this Security Agreement or with written instructions furnished by the DLJMC Collateral Agent. In connection with its review of the documents constituting each Collateral File, the Collateral Custodian shall confirm the information provided by DLJMC pursuant to clauses
(a), (b), (c), (d), (e), (f), (g), (i) and (1) of Annex 1 hereto.

            (c) In the event that (i) any Secured Party, DLJMC, or the Collateral Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Collateral File or a document included within a Collateral File or (ii) a third party shall institute any court proceeding by which any Collateral File or a document included within a Collateral File shall be required to be delivered otherwise than in accordance with the provisions of this Security Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Security Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. To the extent permitted by law, the Collateral Custodian shall continue to hold and maintain all the Collateral Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Collateral Custodian shall dispose of such Collateral File or a document included within such Collateral File as directed by such determination and with direction by the DLJMC Collateral Agent or, if no such determination is made, in accordance with the provisions of this Security Agreement. Expenses of the Collateral Custodian incurred as a result of such proceedings shall be borne by DLJMC.

            (d) The Collateral Custodian shall have no duties or responsibilities other than those duties and responsibilities expressly set forth in this Security Agreement.

            Section 8. Release of Collateral.

            (a) From time to time until otherwise notified by the DLJMC Collateral Agent, which notice shall be given by the DLJMC Collateral Agent only following the occurrence of a Default, the Collateral Custodian is hereby authorized upon receipt of a written request of DLJMC to release documentation relating to Mortgage Loans in the possession of the Collateral Custodian to DLJMC for the purpose of correcting documentary deficiencies relating thereto against a Request for Release executed by DLJMC in the form of Annex 5 hereto. DLJMC hereby further represents and warrants to the Secured Parties that any request by DLJMC for release of DLJMC Collateral shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation for returning such DLJMC Collateral to the Collateral Custodian for ultimate sale or exchange and that DLJMC has requested such release in compliance with all terms and conditions of such release set forth in the Credit Agreement. In no event shall the aggregate Collateral Value of Mortgage Loans so released by the Collateral Custodian at any time exceed $5,000,000.00. Mortgage Loans so released, and the aggregate Collateral Value thereof, shall be listed on Attachment 1 to the Daily Collateral Worksheet.

            (b) So long as no Default has occurred and is continuing, the Collateral Custodian and the DLJMC Collateral Agent shall take such steps as they may reasonably be directed from time to time by DLJMC in writing, which DLJMC deems necessary and appropriate, to transfer promptly and deliver to DLJMC Mortgage Loan Documents in the possession of the Collateral Custodian relating to any Mortgage Loan previously included in the DLJMC Borrowing Base as an Eligible Mortgage Loan but which DLJMC or the DLJMC Collateral Agent or any other Secured Party has notified the Collateral Custodian has ceased to be an Eligible Mortgage Loan.

            (c) (i) So long as no Default has occurred and is continuing, DLJMC may, in accordance with the provisions of this Section 8 (c) (i), substitute for one or more Mortgage Loans constituting Collateral hereunder one or more other Eligible Mortgage Loans ("Substitute Mortgage Loans"); provided that the aggregate Collateral Value of the Substitute Mortgage Loans is not less than the aggregate Collateral Value of the Mortgage Loans being substituted for. In connection with any such substitution, DLJMC will provide notice to the Collateral Custodian and the DLJMC Collateral Agent no later than 5:00 p.m., New York City time, on the Business Day of such substitution, specifying the Mortgage Loans to be substituted and the Substitute Mortgage Loans to be pledged hereunder in substitution therefor, and shall deliver with such notice a Custodial Identification Certificate and related Mortgage Loan Schedule for the Substitute Mortgage Loans. Each such substitution shall be deemed to be a representation and warranty by DLJMC to the Secured Parties and the Collateral Custodian that the Substitute Mortgage Loans are Eligible Mortgage Loans and that the aggregate Collateral Value of the Substitute Mortgage Loans is no less than the aggregate Collateral Value of the Mortgage Loans being substituted for. The Collateral Custodian shall release the security interest of the DLJMC Collateral Agent in the Mortgage Loans being released after the Collateral Custodian has determined that the matters set forth in clauses (i) and (ii) of

      Section 6(a) hereof with respect to the Substitute Mortgage Loans are true and correct, without exception, and that, based upon information provided to the Collateral Custodian by DLJMC or otherwise contained in the relevant Collateral File, the aggregate Collateral Value of the Substitute Mortgage Loans is no less than the aggregate Collateral Value of the Mortgage Loans being substituted for, unless the DLJMC Collateral Agent notifies the Collateral Custodian no later than 6:00 p.m., New York City time, on such Business Day, not to effect such substitution.

            (ii) So long as no Default has occurred and is continuing, DLJMC may, in accordance with the provisions of this Section 8 (c) (ii), with the consent of the DLJMC Collateral Agent, substitute for one or more Mortgage Loans constituting the DLJMC Collateral hereunder one or more Substitute Mortgage Loans having aggregate Collateral Value less than the aggregate Collateral Value of the Mortgage Loans being substituted for, or obtain the release of one or more Mortgage Loans constituting DLJMC Collateral hereunder; provided that, after giving effect to such substitution or release, the DLJMC Secured Obligations then outstanding shall not exceed the DLJMC Borrowing Base. In connection with any such requested substitution or release, DLJMC will provide notice to the Collateral Custodian and the DLJMC Collateral Agent no later than 3:00 p.m., New York City time, on the date of such request, specifying the Mortgage Loans to be substituted for or released and the Substitute Mortgage Loans to be pledged hereunder in substitution therefor, if any, and shall deliver with such notice a Custodial Identification Certificate and related Mortgage Loan Schedule for any Substitute Mortgage Loans. Promptly upon receipt of such notice, the DLJMC Collateral Agent will determine whether, after giving effect to the requested substitution or release, the DLJMC Secured Obligations then outstanding would exceed the DLJMC Borrowing Base. If the DLJMC Collateral Agent determines that after giving effect to the requested substitution or release, the DLJMC Secured Obligations then outstanding would not exceed the DLJMC Borrowing Base, the DLJMC Collateral Agent will promptly so notify the Collateral Custodian, and the Collateral Custodian will effect the requested substitution or release no later than 6:00 p.m., New York City time, on the day on which such request was made, provided that the Collateral Custodian has determined that the matters set forth in clauses (i) and
      (ii) of Section 6(a) hereof with respect to any Substitute Mortgage Loans are true and correct, without exception. Each such substitution or release shall be deemed to be a representation and warranty by DLJMC that any Substitute Mortgage Loans are Eligible Mortgage Loans and that after giving effect to such substitution or release, the DLJMC Secured Obligations then outstanding shall not exceed the DLJMC Borrowing Base. Nothing in this Section 8(c)(ii) shall limit or impair the ability of DLJMC to substitute Mortgage Loans pursuant to the provisions of Section 8(c)(i) hereof.

            (iii) In connection with any substitution of Mortgage Loans pursuant to this Section 8(c) on a Business Day, the Collateral Custodian will deliver to the DLJMC Collateral Agent, together with the Daily Collateral Worksheet delivered on the next succeeding Business Day, a replacement Collateral Certification in respect of the Mortgage Loans pledged hereunder on the date of such substitution, to the effect that, after giving effect to such substitution, as to each Mortgage Loan listed on the related Mortgage Loan Schedule, based on the Collateral Custodian's examination of the Collateral File for each Mortgage Loan, except for Exceptions noted in the Exception Report attached to the Collateral Certification, (i) all documents required to be delivered in respect of such Mortgage Loan pursuant to Section 3 of this Security Agreement have been delivered and are in the possession of the Collateral Custodian as part of the Collateral File for such Mortgage Loan, and (ii) all such documents have been reviewed by the Collateral Custodian and appear on their face to be regular and to relate to such Mortgage Loan and to satisfy the requirements set forth in Section 3 of this Security Agreement.

            (d) Following notification by the DLJMC Collateral Agent to the Collateral Custodian that a Default has occurred and is continuing, the Collateral Custodian shall not, and shall incur no liability to DLJMC or any Person for refusing to, release any item of DLJMC Collateral to DLJMC or any other Person without the express prior written consent and at the direction of the DLJMC Collateral Agents.

            (e) Notwithstanding anything to the contrary contained herein, the Collateral Custodian shall not be directed to release Mortgage Loan Documents unless in connection with such release, DLJMC has, to the extent necessary, prepaid any outstanding Loans made to DLJMC so that, after giving effect to such release, the aggregate unpaid amount of the DLJMC Secured Obligations shall not exceed the DLJMC Borrowing Base. DLJMC acknowledges (a) that no provision has been made herein or in the other Basic Documents for the delivery of Mortgage Loan Documents to a third party under cover of a bailee letter or for the release of Mortgage Loan Documents against the payment into a settlement account of funds to be applied to repayment of Loans, requiring DLJMC instead to arrange for a separate source of refunding to repay outstanding Loans in connection with a release of DLJMC Collateral hereunder, and (b) that no provision has been made herein or in the other Basic Documents for the proceeds of Loans to be paid directly to third parties in connection with the acquisition by DLJMC of Mortgage Loans.

            (f) In connection with its calculation of the DLJMC Borrowing Base on any Business Day pursuant to the Borrowing Procedures set forth in Annex C to the Credit Agreement, the DLJMC Collateral Agent shall confirm that any Trust Receipts as to which the DLJMC Collateral Agent is provided notice by the Third-Party Custodian that such Trust Receipts are being held on such Business Day for the benefit of the DLJMC Collateral Agent and the other Secured Parties, correspond to the Trust Receipts listed on Attachment 1 to the Daily Collateral Worksheet provided by the Collateral Custodian on such Business Day.

            Section 9. Fees and Expenses of Collateral Custodian.

            DLJMC agrees to pay the Collateral Custodian's reasonable custodial fees, and the expenses and disbursements of the Collateral Custodian (including fees and disbursements of the Collateral Custodian's counsel) for the performance of the Collateral Custodian's duties under this Security Agreement, which custodial fees, expenses and disbursements shall be provided for in a separate agreement (the "Fee Schedule") between DLJMC and the Collateral Custodian. All such fees, expenses and disbursements incurred by or payable to the Collateral Custodian in connection with the receipt, processing and administration of the Collateral Files and the performance by the Collateral Custodian of its obligations pursuant to the terms and conditions of this Security Agreement shall be paid by DLJMC on a quarterly basis or as otherwise set forth in such Fee Schedule. DLJMC additionally agrees to reimburse the Collateral Custodian for all out-of-pocket costs and disbursements (including fees and disbursements of counsel) incurred by the Collateral Custodian in the negotiation and execution of, and the enforcement of its rights under, this Security Agreement. Notwithstanding anything herein to the contrary, in no event shall the Collateral Custodian have any interest in or recourse to the DLJMC Collateral for payment of any amounts owed to it hereunder.

            Section 10. Removal or Resignation of Collateral Custodian.

            (a) The Collateral Custodian may at any time resign and terminate its obligations under this Security Agreement upon at least 60 days prior written notice to DLJMC and the DLJMC Collateral Agent. Promptly after receipt of notice of the Collateral Custodian's resignation, the DLJMC Collateral Agent shall appoint, by written instrument, a successor custodian, subject, so long as no Default has occurred and is continuing, to written approval by DLJMC (which approval shall not be unreasonably withheld). One original counterpart of such instrument of appointment shall be delivered to each of DLJMC, the Collateral Custodian and the successor custodian.

            (b) The DLJMC Collateral Agent, with the consent of the Majority Banks, with or without cause, upon at least 60 days prior written notice to the Collateral Custodian, may remove and discharge the Collateral Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Security Agreement. A copy of such notice shall be delivered to DLJMC. Promptly after the giving of notice of removal of the Collateral Custodian, the DLJMC Collateral Agent shall appoint, by written instrument, a successor custodian. One original counterpart of such instrument of appointment shall be delivered to each of DLJMC, the Collateral Custodian and the successor custodian.

            (c) In the event of any such resignation or removal, the Collateral Custodian shall promptly transfer to the successor custodian, as directed in writing by the DLJMC Collateral Agent, all the Collateral Files (if any) being administered under this Security Agreement and, to the extent and in the manner directed by the DLJMC Collateral Agent, the Collateral Custodian shall complete the endorsements on the Mortgage Notes. The cost of the shipment of Mortgage Files arising out of the resignation or removal for cause of the Collateral Custodian other than for cause shall be at the expense of the Collateral Custodian; and any such transfer arising out of the removal (other than for cause) of the Collateral Custodian shall be at the expense of the Secured Parties. DLJMC shall be responsible for the fees and expenses of the successor custodian.

            (d) Notwithstanding the provisions of the foregoing Sections 10(a),
(b) and (c), in no event shall the Collateral Custodian be discharged of its obligations hereunder absent an acceptance of appointment by a successor Collateral Custodian, provided that if 60 days after the Collateral Custodian has given notice of its resignation in accordance with Section 10(a) hereof a successor custodian is not appointed in accordance with such Section 10(a), the resigning Collateral Custodian may petition a court of competent jurisdiction for the appointment of a successor custodian.

            Section 11. Examination of Collateral Files.

            Upon reasonable prior notice to the Collateral Custodian but not less than two (2) Business Days, the DLJMC Collateral Agent, DLJMC and their agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Collateral Files, documents, records and other papers in the possession of or under the control of the Collateral Custodian relating to any or all of the Mortgage Loans; provided that DLJMC shall be liable to reimburse the DLJMC Collateral Agent for its reasonable costs and expenses (including, without limitation, the reasonable fees and expenses of their agents, accountants, attorneys and auditors) solely with respect to (a) one such examination in any twelve-month period and (b) such additional number of examinations as the DLJMC Collateral Agent may require so long as a Default has occurred and is continuing.

            Section 12. Insurance of Collateral Custodian.

            At its own expense, the Collateral Custodian shall maintain at all times during the existence of this Security Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian. Upon request, the DLJMC Collateral Agent shall be entitled to receive a certificate of the respective insurer that such insurance is in full force and effect.

                  Section 13. Representations and Warranties.

            (a) DLJMC hereby represents and warrants to the Secured Parties that:

            (i) DLJMC is the sole owner of the DLJMC Collateral (or, in the case of after-acquired DLJMC Collateral, at the time DLJMC acquires rights in such DLJMC Collateral, will be the sole owner thereof);

            (ii) except for security interests in favor of the DLJMC Collateral Agent for the benefit of the Secured Parties, no Person has (or, in the case of after-acquired DLJMC Collateral, at the time DLJMC acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the DLJMC Collateral;

            (iii) all information heretofore, herein or hereafter supplied to the Collateral Custodian by or on behalf of DLJMC with respect to the DLJMC Collateral is or will be accurate and complete; and

            (iv) each Mortgage Loan delivered to the Collateral Custodian is, at the date included in the computation of the Collateral Value of the DLJMC Borrowing Base, an Eligible Mortgage Loan.

            (b) The Collateral Custodian represents and warrants to the Secured Parties that:

            (i) the Collateral Custodian has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Security Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Security Agreement;

            (ii) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person

      (including, without limitation, any stockholder or creditor of the Collateral Custodian) is required in connection with the execution, delivery, performance, validity or enforceability of this Security Agreement;

            (iii) this Security Agreement has been duly executed and delivered on behalf of the Collateral Custodian and constitutes a legal, valid and binding obligation of the Collateral Custodian enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law); and

            (iv) none of the execution and delivery of this Security Agreement and the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Collateral Custodian, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Collateral Custodian is a party or by which it or any of its properties is bound or to which any of them is subject, or constitute a default under any such agreement or instrument.

            Section 14. Covenants of DLJMC.

            DLJMC hereby agrees: (a) to procure, execute and deliver from time to time all endorsements, assignments, financing statements and other writings deemed necessary or appropriate by the DLJMC Collateral Agent or the Secured Parties to perfect, maintain and protect the DLJMC Collateral Agent's security interest hereunder and the priority thereof and to deliver promptly to the Collateral Custodian all originals of DLJMC Collateral included in the DLJMC Borrowing Base or Proceeds thereof consisting of chattel paper or instruments;
(b) not to surrender or lose possession of (other than to the Collateral Custodian), sell, encumber, or otherwise dispose of or transfer, any DLJMC Collateral or right or interest therein other than as otherwise permitted under
Section 8 above; (c) following the occurrence of a DLJMC Event of Default, to account fully for and promptly to deliver to the Collateral Custodian, in the form received, all DLJMC Collateral or Proceeds received, endorsed to the Collateral Custodian as appropriate and accompanied by such assignments and powers, duly executed, as the DLJMC Collateral Agent shall request, and until so delivered all such DLJMC Collateral and Proceeds shall be held in trust for the DLJMC Collateral Agent for the benefit of the Secured Parties, separate from all other property of DLJMC and identified as the property of the DLJMC Collateral Agent for the benefit of the

Secured Parties; (d) at any reasonable time, upon demand by the DLJMC Collateral Agent, to exhibit to and allow inspection by the DLJMC Collateral Agent (or Persons designated by the DLJMC Collateral Agent) of the DLJMC Collateral and the records concerning the DLJMC Collateral; (e) to keep the records concerning the DLJMC Collateral at the location(s) set forth in Section 34 below and not to remove the records from such location(s) without the prior written consent of the DLJMC Collateral Agent; (f) at the request of the DLJMC Collateral Agent, to place on each of its records pertaining to the DLJMC Collateral a legend, in form and content satisfactory to the DLJMC Collateral Agent, indicating that such DLJMC Collateral has been assigned to the DLJMC Collateral Agent for the benefit of the Secured Parties; (g) following the occurrence and during the continuance of a DLJMC Default, not to modify, compromise, extend, rescind or cancel any deed of trust, mortgage, note or other document, instrument or agreement connected with any Mortgage Loan pledged under this Security Agreement or any document relating thereto or connected therewith or consent to a postponement of strict compliance on the part of any party thereto to any term or provision thereof; (h) to keep the DLJMC Collateral insured against loss, damage, theft, and other risks customarily covered by insurance, and such other risks as the DLJMC Collateral Agent may reasonably request; (i) to do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the DLJMC Collateral consistent with the provisions of Section 8 above; (j) not knowingly to use or permit any DLJMC Collateral to be used unlawfully or in violation of any provision of this Security Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering any of the DLJMC Collateral; (k) to pay (or require to be paid) prior to their becoming delinquent all taxes, assessments, insurance premiums, charges, encumbrances and liens now or hereafter imposed upon or affecting any DLJMC Collateral; (1) to notify the Collateral Custodian and the DLJMC Collateral Agent before any such change shall occur of any change in DLJMC's name, identity or structure through merger, consolidation or otherwise; (m) to appear in and defend, at DLJMC's cost and expense, any action or proceeding which may affect its title to or the DLJMC Collateral Agent's interest (for the benefit of the Secured Parties) in any of the DLJMC Collateral; (n) to keep accurate and complete records of the DLJMC Collateral and to provide the DLJMC Collateral Agent with such records and such reports and information relating to the DLJMC Collateral as the DLJMC Collateral Agent may request from time to time; and (o) to comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the DLJMC Collateral.

            Section 15. Collection of Collateral Payments.

            (a) DLJMC shall, at its sole cost and expense, take all action reasonably within the power of DLJMC to obtain payment, when due and payable, of all sums due or to become due from obligors under Mortgage Loans with respect to any DLJMC Collateral ("Collateral Payments"), including, without limitation, the taking of such action that is within the power of DLJMC with respect thereto as the Collateral Custodian or the DLJMC Collateral Agent may reasonably request, or, in the absence of such request, as DLJMC may reasonably deem advisable; provided, however, that DLJMC shall not, without the prior written consent of the DLJMC Collateral Agent, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment or accept any prepayment on account thereof other than consistent with FNMA or FHLMC servicing guidelines or as may otherwise be provided in various servicing agreements to which DLJMC is a party. Upon the request of the DLJMC Collateral Agent following the occurrence of a DLJMC Event of Default, DLJMC will notify and direct any Person who is or might become obligated to make any Collateral Payment to make payment thereof to the DLJMC Collateral Agent (or to DLJMC in care of the DLJMC Collateral Agent) for deposit to an account specified by the DLJMC Collateral Agent with all such payments received by the DLJMC Collateral Agent to be held as DLJMC Collateral hereunder.

            (b) If a DLJMC Event of Default shall occur and be continuing, upon the request of the DLJMC Collateral Agent, under the direction of or with the consent of the Majority Banks, DLJMC will, forthwith upon receipt, transmit and deliver to the DLJMC Collateral Agent, in the form received, for deposit to the credit of an account designated by the DLJMC Collateral Agent, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the DLJMC Collateral Agent) which may be received by DLJMC at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the DLJMC Collateral Agent, such items will be held in trust for the DLJMC Collateral Agent for the benefit of the Secured Parties and will not be commingled by DLJMC with any of its other funds or property. Thereafter, the DLJMC Collateral Agent is hereby authorized and empowered to endorse the name of DLJMC on any check, draft or other instrument for the payment of money received by the DLJMC Collateral Agent on account of any Collateral Payment.

            (c) DLJMC will indemnify and save harmless the Collateral Custodian, the DLJMC Collateral Agent and the other Secured Parties from and against all liabilities and expenses on account of any adverse claim asserted against the Collateral Custodian, the DLJMC Collateral Agent and the other Secured Parties relating to any moneys received by the Collateral Custodian or the DLJMC Collateral Agent on account of any Collateral Payment and applied by the Collateral Custodian or the DLJMC Collateral Agent consistent with the provisions of the underlying Mortgage Loan Documents, and such obligation of DLJMC shall continue in effect after and notwithstanding the discharge of the DLJMC Secured Obligations and the release of the security interest granted in Section 4 above.

            Section 16. Authorized Action By Collateral Custodian and DLJMC Collateral Agent.

            DLJMC hereby irrevocably appoints each of the Collateral Custodian and the DLJMC Collateral Agent as its attorney-in-fact to do (but neither the Collateral Custodian nor the DLJMC Collateral Agent shall be obligated to or shall incur any liability to DLJMC or any third party for failure so to do) at any time following the occurrence of a DLJMC Default, any act which DLJMC is obligated by this Security Agreement to do, and to exercise such rights and powers as DLJMC might have the power to exercise with respect to the DLJMC Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, Proceeds and other sums and property now or hereafter payable on or on account of the DLJMC Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other Property in exchange for any of the DLJMC Collateral; (c) insure, process and preserve the DLJMC Collateral;
(d) transfer the DLJMC Collateral to the Collateral Custodian's own or its nominee's name; and (e) make any compromise or settlement, and take any other action it deems advisable with respect to the DLJMC Collateral. Notwithstanding anything contained herein, in no event shall the Collateral Custodian or the DLJMC Collateral Agent be required to make any presentment, demand or protest, or give any notice and neither the Collateral Custodian nor the DLJMC Collateral Agent need take any action to preserve any rights against any prior party or any other Person in connection with the Secured Obligations or with respect to the DLJMC Collateral.

            Section 17. Notification of Servicers and Obligors.

            Following the occurrence of a DLJMC Event of Default, DLJMC agrees that the Collateral Custodian or the DLJMC Collateral Agent may at any time and from time to time, but shall not be obligated to, notify any servicer of or obligor under a Mortgage Loan (in the case of such an obligor, to the extent DLJMC has the power to do so itself) constituting DLJMC Collateral to make payment directly to the DLJMC Collateral Agent.

            Section 18. Default and Remedies.

            Unless a DLJMC Event of Default shall have occurred and be continuing, DLJMC shall have the right to collect the Proceeds of the DLJMC Collateral and to require performance under the Take-Out Commitments. Upon the occurrence of a DLJMC Event of Default, the DLJMC Collateral Agent may, at the request and direction or with the consent of the Majority Banks, without notice to or demand upon DLJMC: (a) foreclose or otherwise enforce the DLJMC Collateral Agent's security interest hereunder in the DLJMC Collateral in any manner permitted by law or provided for hereunder; (b) sell or otherwise dispose of the DLJMC Collateral or any part thereof at one or more public or private sales, whether or not such DLJMC Collateral is present at the place of sale, for cash or credit or future delivery (without assumption of any credit risk), on such terms and in such manner as the DLJMC Collateral Agent may determine; (c) require DLJMC to assemble the DLJMC Collateral and/or books and records relating thereto and make such available to the DLJMC Collateral Agent at a place to be designated by the DLJMC Collateral Agent; (d) enter onto property where any DLJMC Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and (e) prior to the disposition of the DLJMC Collateral, prepare it for disposition in any manner and to the extent the DLJMC Collateral Agent deems appropriate. Upon any sale or other disposition pursuant to this Security Agreement, the DLJMC Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the DLJMC Collateral or portion thereof so sold or disposed of and all Proceeds thereof shall be retained by the DLJMC Collateral Agent for disbursement to the Secured Parties as provided in the Credit Agreement. Each purchaser at any such sale or other disposition shall hold the DLJMC Collateral free from any claim or right of whatever kind, including any equity or right of redemption of DLJMC, and DLJMC specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

            Section 19. Statements.

            Within one Business Day after the written request of the DLJMC Collateral Agent, any other Secured Party or DLJMC, the Collateral Custodian shall provide the DLJMC Collateral Agent, such other Secured Party or DLJMC, as applicable, with a list of all the Mortgage Loans for which the Collateral Custodian holds a Collateral File pursuant to this Security Agreement. Such list may be in the form of a copy of the Mortgage Loan Schedules with manual deletions to specifically denote any Mortgage Loans paid off, liquidated, released or redelivered since the date of this Security Agreement.

            Section 20. Copies of Mortgage Documents.

            The DLJMC Collateral Agent and any other Secured Party (and their auditors, agents and counsel) shall have the right, during the Collateral Custodian's business hours, at the DLJMC Collateral Agent's or such other Secured Party's own expense (except as otherwise provided in Section 11 hereof) and upon reasonable (but no less than two Business Days') prior notice, to inspect, make copies of, and make extracts of any

Collateral Files and any and all documents, records, agreements, instruments or information relating to such Collateral Files.

            Section 21. Waiver of any Adverse Interest of Collateral Custodian.

            By execution of this Security Agreement, LaSalle National Bank, in its capacity as Collateral Custodian or otherwise, waives and releases any adverse interest, by way of security or otherwise, which it may have in any of the DLJMC Collateral.

            Section 22. Indemnification of Collateral Custodian.

            DLJMC agrees to indemnify and hold harmless the Collateral Custodian and its directors, officers, agents and employees against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Security Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Collateral Custodian because of the breach by the Collateral Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Collateral Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Collateral Custodian or the termination or assignment of this Security Agreement.

            Section 23. Reliance of Collateral Custodian.

            In the absence of bad faith on the part of the Collateral Custodian, the Collateral Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Collateral Custodian, reasonably believed by the Collateral Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Security Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Collateral Custodian, the Collateral Custodian shall be under a duty to examine the same in accordance with the requirements of this Security Agreement.

            Section 24. Term of Security Agreement.

            Promptly after written notice from the DLJMC Collateral Agent of the termination of the Credit Agreement and payment in full of all amounts owing to the Secured Parties thereunder, the Collateral Custodian shall deliver all documents remaining in the Collateral Files to DLJMC, and this Security Agreement shall thereupon terminate except for those provisions that by their terms survive.

            Section 25. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the address shown on its signature page hereto, or at such other addresses as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee. The Collateral Custodian's corporate trust office is located at the address set forth on its signature page hereto, and the Collateral Custodian shall notify the DLJMC Collateral Agent and DLJMC if such address should change.

            Section 26. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

            This Security Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws rules applied in such state; provided that perfection, and the effect of perfection or nonperfection, of a security interest in that portion of the DLJMC Collateral consisting of Mortgage Notes, shall be governed by the laws of the State of Illinois or such other state where the Mortgage Notes shall be held by the Collateral Custodian.

            Each of the parties hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Security Agreement or the transactions contemplated hereby and irrevocably waives, to the fullest extent permitted by applicable law, any objection that such party may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each of the parties hereto agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form or mail), postage prepaid, to such party at its address set forth under its signature page below or at such other address of which each of the other parties hereto shall have been notified and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

            EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            Section 27. Authorized Representatives.

            Each individual designated as an authorized representative of the DLJMC Collateral Agent or its successors or assigns, DLJMC and the Collateral Custodian, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Security Agreement on behalf of the DLJMC Collateral Agent, DLJMC and the Collateral Custodian, as the case may be, and the specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Annexes 6, 7 and 8 hereto, respectively. From time to time, the DLJMC Collateral Agent, DLJMC and the Collateral Custodian or their respective successors or permitted assigns may, by delivering to the others a revised annex, change the information previously given pursuant to this Section 27, but each of the parties hereto shall be entitled to rely conclusively on the then current annex until receipt of a superseding annex.

            Section 28. Reproduction of Documents.

            This Security Agreement and all documents relating hereto except with respect to the Collateral Files, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

            Section 29. Amendment.

            This Security Agreement may be amended from time to time by written agreement signed by all of the parties hereto, subject to Section 11.04 of the Credit Agreement.

            Section 30. Cumulative Rights.

            The rights, powers and remedies of the Collateral Custodian and any of the Secured Parties under this Security Agreement shall be in addition to all rights, powers and remedies given to the Collateral Custodian and any of the Secured Parties by virtue of any statute or rule of law, the Credit Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the DLJMC Collateral Agent's security interest in the DLJMC Collateral.

            Section 31. Waiver.

            Any waiver, forbearance, failure or delay by the Collateral Custodian or any of the Secured Parties in exercising, or the exercise or beginning of exercise by the Collateral Custodian or any of the Secured Parties of, any right, power or remedy, simultaneous or later, shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of the Collateral Custodian or any of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with Section 11.04 of the Credit Agreement.

            Section 32. Binding Upon Successors.

            All rights of the Collateral Custodian and any of the Secured Parties under this Security Agreement shall inure to the benefit of the Collateral Custodian and any of the Secured Parties and their successors and assigns, and all obligations of DLJMC shall bind its successors and assigns.

            Section 33. Entire Agreement; Severability.

            This Security Agreement contains the entire agreement with respect to the DLJMC Collateral among the Collateral Custodian, the DLJMC Collateral Agent and DLJMC. All waivers by DLJMC provided for in this Security Agreement have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

            Section 34. Place of Business; Records.

            DLJMC represents and warrants that its chief place of business is at the address set forth beneath its signature below, and that its books and records concerning the DLJMC Collateral are kept either at its chief place of business or the place of business of the Collateral Custodian.

            Section 35. Execution In Counterparts.

            This Security Agreement may be executed in counterparts each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]

      EXECUTED the day and year first above written.


                                        DLJ MORTGAGE CAPITAL, INC.

                                        By
                                          -------------------------------
                                          Name: N. Dante LaRocca
                                          Title: Vice President

                                        277 Park Avenue
                                        9th Floor
                                        New York, New York 10172
                                        Attention: N. Dante LaRocca
                                        Telephone: (212) 892-4964
                                        Telecopy: (212) 892-4096


                                        LASALLE NATIONAL BANK,
                                          as Collateral Custodian

                                        By
                                          -------------------------------
                                          Name: Marty S. Dean
                                          Title: Vice President

                                        135 South LaSalle Street
                                        Suite 200
                                        Chicago, Illinois 60674
                                        Attention: Marty S. Dean
                                        Telephone: (312) 904-6561
                                        Telecopy: (312) 904-2084


                                        THE BANK OF NEW YORK,
                                          as DLJMC Collateral Agent

                                        By:
                                          -------------------------------
                                          Name: Mark T. Rogers
                                          Title: Vice President

                                        One Wall Street
                                        18th Floor
                                        New York, New York 10286
                                        Attention: Agency Function
                                                   Administration
                                        Telephone: (212) 635-6365
                                        Telecopy: (212) 635-4690
                                       with a copy to:

                                       The Bank of New York
                                       One Wall Street
                                       1st Floor
                                       New York, New York 10286
                                       Attention: Mark T. Rogers
                                                  Securities Industry
                                                  Banking Division
                                       Telephone: (212) 635-6827
                                       Telecopy: (212) 809-9566

                                                                         Annex 1
                                                           to Security Agreement

            Information with respect to Eligible Mortgage Loans

      For each Mortgage Loan, DLJMC shall provide the following information:

      (a)   the mortgage loan identifying number;

      (b)   each mortgagor's name;

      (c)   the mortgaged property's street address, city, state and zip code;

      (d)   the original balance;

      (e)   the current principal balance;

      (f)   the original mortgage interest rate;

      (g)   the original term;

      (h)   the remaining term, if available;

      (i)   the loan-to-value ratio at origination;

      (j) the date of the Mortgage Note and the origination of the related mortgage in the Collateral File, if available;

      (k) a code indicating whether the Mortgage Loan is a Residential Mortgage Loan, a Multifamily Mortgage Loan, a Hotel Mortgage Loan or a Commercial Mortgage Loan;

      (l) the acquisition price of such Mortgage Loan, net of any discount or fees associated with yield;

      (m)   the Applicable Take-Out Price for such Mortgage Loan;

      (n)   whether such Mortgage Loan is a Third-Party Pledged Mortgage Loan;

      (o)   the date of the last payment made and the due date of such payment;

      (p) with respect to Residential Mortgage Loans, whether or not such Mortgage Loan relates to Mortgaged Property that is owner-occupied;

      (q)   with respect to Hotel Mortgage Loans, the Debt Service Ratio; and

      (r)   with respect to Hotel Mortgage Loans, the FFE Reserve.

                                                                       Annex 2-A
                                                           to Security Agreement

                             COLLATERAL ATTESTATION

The Bank of New York,
    as DLJMC Collateral Agent
One Wall Street
18th Floor
New York, New York 10286

Attention: Agency Function Administration

                                                           ______________, 199__

            Re: Security, Custodial and Collateral Agency Agreement, dated as of May 30, 1997 (as amended, supplemented and modified and in effect from time to time, the "Security Agreement"), among DLJ Mortgage Capital, Inc. (the "Company"), LaSalle National Bank, as Collateral Custodian, and The Bank of New York, as DLJMC Collateral Agent.

Ladies and Gentlemen:

            In accordance with the provisions of Section 6(a) of the above-referenced Security Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Security Agreement), the undersigned, as the Collateral Custodian, hereby attests that as to each Mortgage Loan described in the attached Mortgage Loan Schedule, it has reviewed the related Collateral File and has determined that, except for any exceptions indicated on the attached Exception Report with respect to a Mortgage Loan noted therein:

            (i)   (A)   all documents required to be delivered to it for
                        each Residential Mortgage Loan pursuant to paragraphs
                        (a), (c), (d) and (e) of subsection (1) of Section 3(a) of the Security Agreement, and to the extent provided in the Collateral Files, paragraphs (b) and (f) of subsection (1) of Section 3 of the Security Agreement, are in its possession; and/or

                  (B) all documents required to be delivered to it for each Hotel Mortgage Loan pursuant to paragraphs (a), (b), (c) and (j) of subsection (2) of Section 3(a) of the Security Agreement, and to the extent provided in the Collateral Files, paragraphs (d), (e), (f), (g), (h) and (i) of subsection (2) of Section 3(a) of the Security Agreement, are in its possession; and/or

                  (C) all documents required to be delivered to it for each Commercial Mortgage Loan pursuant to paragraph (a) of subsection (3) of Section 3(a) of the Security Agreement are in its possession; and/or

                  (D) all documents required to be delivered to it for each Multifamily Mortgage Loan pursuant to paragraph (a) of subsection (4) of Section 3 (a) of the Security Agreement are in its possession; and

            (ii) such documents have been reviewed by it and appear on their face to be regular and to relate to such Mortgage Loan and to satisfy the requirements set forth in Section 3 of the Security Agreement.

            The Collateral Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Collateral File or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan.

            The Collateral Custodian hereby confirms that it is holding, and has issued a Trust Receipt in respect of, each such Collateral File and that DLJMC has notified the Collateral Custodian that such Trust Receipt has been delivered to the Third-Party Custodian to be held for the benefit of the DLJMC Collateral Agent on behalf of the Secured Parties, and the Collateral Custodian is holding such Collateral Files for the benefit of the DLJMC Collateral Agent on behalf of the Secured Parties. This Collateral Attestation shall not entitle the holder hereof to possession of the Mortgage Loans (or the related Mortgage Loan Documents) to which it relates.

            This Collateral Attestation shall be deemed canceled upon the issuance of a subsequent Collateral Attestation.

                                     LASALLE NATIONAL BANK,
                                        as Collateral Custodian


                                     By________________________________
                                       Name:
                                       Title:

                                                                       Annex 2-B
                                                           to Security Agreement

                            COLLATERAL CERTIFICATION

The Bank of New York,
    as DLJMC Collateral Agent
One Wall Street
18th Floor
New York, New York 10286

                                                           ______________, 199__

            Re: Security, Custodial and Collateral Agency Agreement, dated as of May 30, 1997 (as amended, supplemented and modified and in effect from time to time, the "Security Agreement"), among DLJ Mortgage Capital, Inc. (the "Company"), LaSalle National Bank, as Collateral Custodian, and The Bank of New York, as DLJMC Collateral Agent.

Ladies and Gentlemen:

            In accordance with the provisions of Section 6(a) of the above-referenced Security Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Security Agreement), the undersigned, as the Collateral Custodian, hereby certifies that as to each Mortgage Loan described in the attached Mortgage Loan Schedule, it has reviewed the related Collateral File and has determined that, except for any exceptions indicated on the attached Exception Report with respect to a Mortgage Loan noted therein:

            (i)   (A)   all documents required to be delivered to it for
                        each Residential Mortgage Loan pursuant to paragraphs
                        (a), (c), (d) and (e) of subsection (1) of Section 3(a) of the Security Agreement, and to the extent provided in the Collateral Files, paragraphs (b) and (f) of subsection (1) of Section 3(a) of the Security
                        Agreement, are in its possession; and/or

                  (B) all documents required to be delivered to it for each Hotel Mortgage Loan pursuant to paragraphs (a), (b), (c) and (j) of subsection (2) of Section 3(a) of the Security Agreement, and to the extent provided in the Collateral Files, paragraphs (d), (e), (f), (g), (h) and (i) of subsection (2) of Section 3(a) of the Security Agreement are in its possession; and/or

                  (C) all documents required to be delivered to it for each Commercial Mortgage Loan pursuant to paragraph (a) of subsection (3) of Section 3(a) of the Security Agreement are in its possession; and/or

                  (D) all documents required to be delivered to it for each Multi-family Mortgage Loan pursuant to paragraph (a) of subsection 4 of Section 3 (a) of the Security Agreement are in its possession; and

            (ii) such documents have been reviewed by it and appear on their face to be regular and to relate to such Mortgage Loan and to satisfy the requirements set forth in Section 3 of the Security Agreement.

            The Collateral Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Collateral File or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

            The Collateral Custodian hereby confirms that it is holding each such Collateral File as custodian for, and for the exclusive use and benefit of, the Secured Parties.

            This Collateral Certification shall be deemed canceled upon the issuance of a subsequent Collateral Certification.

                                     LASALLE NATIONAL BANK,
                                        Collateral Custodian


                                     By________________________________
                                       Name:
                                       Title:

                                                                         Annex 3
                                                           to Security Agreement

                  FORM OF CUSTODIAL IDENTIFICATION CERTIFICATE

            On this _____ day of _____________ 199_, DLJ Mortgage Capital, Inc. ("DLJMC"), the obligor under that certain Security, Custodial and Collateral Agency Agreement, dated as of May 30, 1997 (as amended, supplemented and modified and in effect from time to time, the Security Agreement"), among DLJMC, LaSalle National Bank, as custodian (in such capacity, the "Collateral Custodian") and The Bank of New York, as DLJMC Collateral Agent (in such capacity, the "DLJMC Collateral Agent"), does hereby instruct LaSalle (a) to hold, in its capacity as Collateral Custodian, the Collateral Files with respect to the Mortgage Loans listed under the heading "Pledged Mortgage Loans" on Attachment A hereto, which Mortgage Loans shall be subject to the terms of the Security Agreement as of the date hereof and (b) to include in the Daily Collateral Worksheet the Third-Party Pledged Mortgage Loans listed under the heading "Third-Party Pledged Mortgage Loans" on Attachment A hereto, which Third-Party Pledged Mortgage Loans are held by LaSalle, subject to a Trust Receipt held by the Third-Party Custodian for the benefit of the DLJMC Collateral Agent on behalf of the Secured Parties and are pledged to the DLJMC Collateral Agent under the Security Agreement. DLJMC hereby certifies that all such Mortgage Loans are Eligible Mortgage Loans.

            Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Security Agreement.

            IN WITNESS WHEREOF, DLJMC has caused this Certificate to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                     DLJ MORTGAGE CAPITAL, INC.


                                     By_________________________________
                                       Name:
                                       Title:

                                                         Attachment A to Annex 3
                                                           to Security Agreement

                            A. Pledged Mortgage Loans

                             [Listed by Loan Number]

                      B. Third-Party Pledged Mortgage Loans

                [Listed by Trust Receipt Number and Loan Number]

                                                                         Annex 4
                                                           to Security Agreement

                           DLJ Mortgage Capital, Inc.

                           Daily Collateral Worksheet

Date Prepared: _____________

Reported as of______________

A.    NON-THIRD-PARTY TRUST RECEIPT LOANS:

                                                                                    Collateral
                                                       Mkt Value*       Rate        Value
                                                       ---------        ----        -----
I.    Eligible Residential Mortgage Loans
      Time in Warehouse:
      LESS THAN or = 150 days                          ____________     90%     ___________
      GREATER THAN 150 days and LESS THAN 180 days     ____________     80%     ___________
      More than 179 days                               ____________      0%

II.   Eligible Multi-Family, Commercial
       and Hotel Mortgage Loans
        Time in warehouse:
        LESS THAN or = 150 days                        ____________     90%     ___________
        GREATER THAN 150 days and LESS THAN 180 days   ____________     80%     ___________
        GREATER THAN 179 days and LESS THAN 210 days   ____________     70%     ___________
        GREATER THAN 209 days and LESS THAN 240 days   ____________     50%     ___________
        GREATER THAN 239 days and LESS THAN 270 days   ____________     40%     ___________
        GREATER THAN 269 days and LESS THAN 300 days   ____________     30%     ___________
        GREATER THAN 299 days and LESS THAN 330 days   ____________     20%     ___________
        GREATER THAN 329 days and LESS THAN 360 days   ____________     10%     ___________
        More than 359 days                             ____________      0%     ___________

        Multi-Family, Commercial and Hotel Mortgage Loans Subtotal              ___________


*     Calculated as of the least among: (a) face amount of the Mortgage Note,
      (b) the acquisition price, net of any discount or fees associated with yield and net of the allocable cost of any associated serving rights, (c) the Applicable Take-Out Price of such Mortgage Loan or (d) if a DLJMC Default has occurred and is continuing, the market value as determined by the DLJMC Collateral Agent.

B.    THIRD-PARTY TRUST RECEIPT LOANS

I.    Eligible Residential Mortgage Loans
      Time in Warehouse:
      LESS THAN or = 150 days                          ____________     90%     ___________
      GREATER THAN 150 days and LESS THAN 180 days     ____________     80%     ___________
      More than 179 days                               ____________      0%
        Residential Subtotal                                                    ___________

II.   Eligible Multi-Family, Commercial
       and Hotel Mortgage Loans
        Time in warehouse:
        LESS THAN or = 150 days                        ____________     90%     ___________
        GREATER THAN 150 days and LESS THAN 180 days   ____________     80%     ___________
        GREATER THAN 179 days and LESS THAN 210 days   ____________     70%     ___________
        GREATER THAN 209 days and LESS THAN 240 days   ____________     50%     ___________
        GREATER THAN 239 days and LESS THAN 270 days   ____________     40%     ___________
        GREATER THAN 269 days and LESS THAN 300 days   ____________     30%     ___________
        GREATER THAN 299 days and LESS THAN 330 days   ____________     20%     ___________
        GREATER THAN 329 days and LESS THAN 360 days   ____________     10%     ___________
        More than 359 days                             ____________      0%     ___________

               Multi-Family, Commercial and Hotel Subtotal                      ___________

C.    TOTAL LOANS (from A and B above):
                                                                                 Collateral
                                                                                 Value
                                                                                 ----------
I.    Eligible Residential Mortgage Loans

                    Non-Third Party Trust Receipt Subtotal                      ___________
                    Third Party Trust Receipt Subtotal                          ___________

      Less (at Collateral Value):
            Non-owner occupied mortgage property loans greater
            than 20% of eligible collateral base                                ___________

      Less (at Collateral Value):
            100% of collateral value of any residential
            mortgage loan in respect of which any payment is
            more than 30 days past due
                                                                                ___________

Total Residential Collateral Value                                              ___________


II.   Eligible Multi-Family, Commercial and Hotel Mortgage Loans

                     Non-Third Party Trust Receipt Subtotal                     ___________
                     Third Party Trust Receipt Subtotal                         ___________

      Less (at Collateral Value):
            Amount by which individual multi-family, commercial                 ___________
            or hotel properties exceeds $30 MM

      Less (at Collateral Value):
            100% of collateral value of any multi-family,
            commercial or hotel mortgage loan in respect of
            which any payment is more than 30 days past due                     ___________

      Total Multi-Family, Commercial or Hotel Collateral Value                  ___________


      AGGREGATE COLLATERAL VALUE                                                ___________


            This Daily Collateral Worksheet is delivered pursuant to Section 6(b) of the Security, Custodial and Collateral Agency Agreement, dated as of May 30, 1997 (as amended from time to time, the "Security Agreement"), among DLJ Mortgage Capital, Inc. (the "Company"), LaSalle National Bank, as Collateral Custodian (the "Collateral Custodian"), and The Bank of New York, as DLJMC Collateral Agent (the "DLJMC Collateral Agent"). All calculations reported herein are based solely on information provided to the Collateral Custodian by DLJMC, and the Collateral Custodian is not responsible for the validity or accuracy of any of the information with respect to the Mortgage Loans provided to the Collateral Custodian by DLJMC. Capitalized terms used herein shall have the meanings ascribed to them in the Security Agreement, unless otherwise defined herein.

            The undersigned hereby confirms that the Mortgage Loans included in the foregoing calculations are listed on Attachment 1 hereto and exclude (a) any Mortgage Loans as to which Exceptions have been noted on an Exception Report,
(b) any Mortgage Loans for which it has not received the information in Annex 1 to the Security Agreement, (c) any Mortgage Loans as to which the Collateral Custodian has notice that such Mortgage Loans are subject to a security interest in favor of any Person other than the DLJMC Collateral Agent for the benefit of the Secured Parties (other than Third-Party Pledged Mortgage Loans as to which DLJMC has notified the Collateral Custodian that such Third-Party Pledged Mortgage Loans are pledged, or will be pledged, to the DLJMC Collateral Agent for the benefit of the

Secured Parties), and (d) any such Mortgage Loans as to which the Collateral Custodian has been notified by DLJMC that such Mortgage Loans have ceased to be Eligible Mortgage Loans.

                                           LASALLE NATIONAL BANK,
                                             as Collateral Custodian


                                           By:__________________________________
                                              Name:
                                              Title:

                                           Date:_________________________, 199__

                                                           Attachment 1 to Daily
                                                            Collateral Worksheet

                         List of Pledged Mortgage Loans

                            A. Pledged Mortgage Loans

                             [Listed by Loan Number]

           B. Pledged Mortgage Loans Subject to a Request for Release

                             [Listed by Loan Number]

       Total Collateral Value: (Not to exceed $5,O00,000): $______________

                      C. Third-Party Pledged Mortgage Loans

                [Listed by Trust Receipt Number and Loan Number]

                                                                         Annex 5
                                                           to Security Agreement

                         Request for Release and Receipt

                                                     Date:_______________, 199__

            The undersigned, DLJ Mortgage Capital, Inc. (the "Company"), acknowledges receipt from LaSalle National Bank, acting as agent, bailee and custodian (in such capacity "Collateral Custodian") for the exclusive benefit of the Secured Parties (as that term and other capitalized terms not otherwise defined herein are defined in that certain Security, Custodial and Collateral Agency Agreement (as amended, supplemented and in effect from time to time, the "Security Agreement"), dated as of May 30, 1997, among DLJMC, the Collateral Custodian and The Bank of New York, as DLJMC Collateral Agent for the benefit of the Secured Parties, of the following described documentation for the identified Mortgage Loan, possession of which is entrusted to DLJMC solely for the purpose of correcting documentary defects relating thereto:

     Mortgagor Name    Loan Number       Note Amount       Loan Document
                                                           Delivered

            It is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the DLJMC Collateral hereinabove described and in the proceeds of said DLJMC Collateral has been granted to the DLJMC Collateral Agent for the benefit of the Secured Parties pursuant to the Security Agreement.

            In consideration of the aforesaid delivery by the Collateral Custodian, DLJMC hereby agrees to hold said DLJMC Collateral in trust for the Secured Parties as provided under and in accordance with all provisions of the Security Agreement and to return said Collateral to the Collateral Custodian no later than the close of business on the tenth Business Day following the date hereof.

                                           DLJ MORTGAGE CAPITAL, INC.


                                           By:__________________________________
                                              Name:
                                              Title:

                                                                         Annex 6
                                                           to Security Agreement

              AUTHORIZED REPRESENTATIVES OF DLJMC COLLATERAL AGENT

         Name                        Specimen Signature

                                     ____________________

                                     ____________________

                                     ____________________

                                     ____________________

                                     ____________________

                                     ____________________

                                     ____________________

                                     ____________________

                                                                         Annex 7
                                                           to Security Agreement

                       AUTHORIZED REPRESENTATIVES OF DLJMC

Name                                 Specimen Signature

Elizabeth Avellino                   ____________________

Christopher S. Campbell              ____________________

Michael Castiglia                    ____________________

John R. Dwyer                        ____________________

Charles J. Hendrickson               ____________________

Donald F. O'Toole                    ____________________

Thomas E. Siegler                    ____________________

William L. Spiro                     ____________________

William M. Tomai                     ____________________

                                                                         Annex 8
                                                           to Security Agreement

               AUTHORIZED REPRESENTATIVES OF COLLATERAL CUSTODIAN

Name                                 Specimen Signature

Marty S. Dean                        ____________________

Steven Lipps                         ____________________

Russ Goldenberg                      ____________________

Harry Cicchetti                      ____________________

Myron Mix                            ____________________

                                                                         Annex 9
                                                           to Security Agreement

                              Form of Trust Receipt

                              FORM OF TRUST RECEIPT

DLJ Mortgage Capital, Inc. [or Registered Holder]
277 Park Avenue, 9th Floor
New York, New York 10172

Gentlemen:

      Reference is made to the _____________ Custodial Agreement dated as of _______ (the "Custodial Agreement"), among DLJ Mortgage Capital, Inc. ("DLJMC") and LaSalle National Bank (the "Custodian") pursuant to which DLJMC has delivered or caused to be delivered to the Custodian, with respect to each Mortgage Loan set forth on the Schedule attached as Schedule A hereto, the documents set forth in the Mortgage Loan Submission Statement(s) attached as Schedule B hereto. This document constitutes a Trust Receipt issued pursuant to the Custodial Agreement.

       With respect to each Mortgage Loan listed on Schedule A and except as otherwise noted on the list of exceptions set forth on Schedule C hereto, the Custodian confirms that the Custodian has reviewed the documents delivered to it, and such documents conform to the requirements set forth in Section 2 of the Custodial Agreement, and the Custodian has physical possession of such documents and shall hold such documents as bailee of and agent for, and for the sole and exclusive use and benefit of, the addressee of this Trust Receipt, as the Registered Holder, or any Pledgee thereof providing notice of pledge to the Custodian in accordance with Section 5(f) of the Custodial Agreement until such addressee transfers this Trust Receipt in accordance with Section 5 of the Custodial Agreement (subject to the rights of any such Pledgee) or until the termination of the Custodial Agreement.

        By delivery of this Trust Receipt, the Custodian warrants that it does not currently hold, and during the term of the Custodial Agreement shall not hold, any interest adverse to the Registered Holder, by way of security or otherwise in any Mortgage Loan listed on Schedule A, and hereby waives and releases any such interest that it may have in any Mortgage Loan listed on Schedule A as of the date hereof (except to the extent that the Custodian acquires rights in such Mortgage Loans as a lender under the Credit Agreement). Without limiting the generality of the foregoing, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law right of set-off, if any, that the Custodian might otherwise have against any Mortgage Loan listed on Schedule A, all or part of any related Custodian's Mortgage File or the proceeds of either.


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      All terms used herein and not otherwise described herein shall have the respective meanings ascribed to such terms in the Custodial Agreement.

                                LASALLE NATIONAL BANK
                                  as Custodian


                                By _________________________
                                Name: ______________________
                                Title: _____________________
                                Date: ______________________


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